EXHIBIT 10.13(e)

Execution Version

AMENDED AND RESTATED

SECURITIES PURCHASE AGREEMENT

by and among

MEDMEN ENTERPRISES INC.

as the Company

EACH OTHER CREDIT PARTY SIGNATORY HERETO,

THE PURCHASERS PARTY HERETO,

as the Purchasers, and

GOTHAM GREEN ADMIN 1, LLC

as the Collateral Agent

March 27, 2020

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5.21	Material Facts Disclosed	52
5.22	Anti-Terrorism Laws	52
5.23	Solvency; Separate Entities	52
5.24	Security Documents	53
5.25	Material Agreements.	53
5.26	Survival	54
5.27	Private Offering	54

ARTICLE VI Representations and Warranties of the Purchasers		54

6.1	Purchase for Investment	54
6.2	Investor Qualifications	54
6.3	Fees and Commissions	55
6.4	Power, Authority and Authorization	55
6.5	Acknowledgements Regarding Notes	55

ARTICLE VII Affirmative Covenants		56

7.1	Financial Statements	56
7.2	Certificates; Other Information	58
7.3	Notices	59
7.4	Preservation of Existence, Etc	61
7.5	Maintenance of Property	61
7.6	Property Insurance and Business Interruption Insurance	61
7.7	Payment of Liabilities	62
7.8	Compliance with Laws	62
7.9	Inspection of Property and Books and Records	62
7.10	Use of Proceeds	63
7.11	Further Assurances	63
7.12	Additional Collateral	63
7.13	Anti-Terrorism Laws	65
7.14	Fees and Expenses	65
7.15	Taxes	66
7.16	Right of First Refusal	66
7.17	Regulatory Disclosures	66
7.18	Board Observer	66
7.19	Financial Covenants	66
7.20	Post Closing Matters	67
7.21	Chief Restructuring Officer; Turnaround Plan; Executive Personnel	67

ARTICLE VIII Negative Covenants		67

8.1	Liens	68
8.2	Indebtedness	69
8.3	Disposition of Assets	70
8.4	Consolidations, Conversions and Mergers	72
8.5	Loans and Investments	73

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8.6	Transactions with Affiliates	73
8.7	Use of Proceeds	74
8.8	Contingent Obligations	74
8.9	Compliance with ERISA	74
8.10	Restricted Payments	74
8.11	Change in Business	74
8.12	Change in Structure	74
8.13	Accounting Changes; Fiscal Year	75
8.14	Subsidiaries	75
8.15	Environmental	75
8.16	Limits on Restrictive Agreements	75
8.17	Sale-Leaseback Transactions	75
8.18	No Other Negative Pledges	76
8.19	Press Release	76
8.20	Changes to Certain Documents; New Material Agreements	76
8.21	Limitations on Activities of Certain Credit Parties	77
8.22	Issuance of Securities	77

ARTICLE IX Events of Default		78

9.1	Events of Default Defined; Acceleration of Maturity	78
9.2	Remedies	82
9.3	Delays or Omissions	83
9.4	Remedies Cumulative	83
9.5	Set-off	83

ARTICLE X COLLATERAL AGENT		84

10.1	Appointment and Authorization.	84
10.2	Delegation of Duties.	85
10.3	Liability of Agents	85
10.4	Reliance by Collateral Agent	86
10.5	Notice of Default	86
10.6	Credit Decision; Disclosure of Information by Collateral Agent	87
10.7	Indemnification.	87
10.8	Successor Agents	88
10.9	Collateral Agent May File Proofs of Claim	88
10.10	Collateral and Guaranty Matters	89
10.11	Withholding Tax Indemnity	90

ARTICLE XI Miscellaneous		90

11.1	Consent to Amendments; Waivers.	90
11.2	Survival of Terms	90
11.3	Successors and Assigns	91
11.4	Severability	92
11.5	Descriptive Headings	92

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11.6	Notices	93
11.7	Governing Law	93
11.8	Exhibits and Schedules	94
11.9	Exchange, Transfer, or Replacement of Note	94
11.10	Final Agreement; Release	94
11.11	Execution in Counterparts.	94
11.12	Taxes; Etc	95
11.13	Intentionally Omitted	98
11.14	Construction	98
11.15	Further Cooperation	99
11.16	WAIVERS BY THE CREDIT PARTIES	99
11.17	CONSENT TO FORUM	99
11.18	Indemnification	100
11.19	Patriot Act Notification	100
11.20	Confidential Information	100
11.21	Amendment and Restatement	100

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EXHIBITS

Exhibit A-1	Form of Existing Note
Exhibit A-2	Form of Amended and Restated Note
Exhibit A-3	Form of Incremental Advance Note
Exhibit B-1	Form of Existing Warrant
Exhibit B-2	Form of Tranche 4 Warrant and Incremental Warrant
Exhibit B-3	Form of Tranche 4 Replacement Warrant and Incremental Replacement Warrant
Exhibit C-1	Form of U.S. Tax Compliance Certificate
Exhibit C-2	Form of U.S. Tax Compliance Certificate
Exhibit C-3	Form of U.S. Tax Compliance Certificate
Exhibit C-4	Form of U.S. Tax Compliance Certificate

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AMENDED AND RESTATED

SECURITIES PURCHASE AGREEMENT

THIS AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”) is entered into as of March 27, 2020, by and among MEDMEN ENTERPRISES INC., a company incorporated under the laws of the Province of British Columbia (the “Company”), MM CAN USA, INC., a California corporation (“Holdings” and, with the Company, collectively, the “Initial Borrowers”, and each is an “Initial Borrower”), each other Credit Party party hereto, each Purchaser (defined herein) party hereto and Gotham Green Admin 1, LLC, a Delaware limited liability company (the “Collateral Agent”).

RECITALS

Subject to the terms and conditions of that certain Securities Purchase Agreement dated April 23, 2019, by and among the parties hereto, as amended by the First Amendment and Second Amendment (each as hereinafter defined) (collectively, the “Original Agreement”), the Borrowers (as hereinafter defined) issued and sold to the Purchasers first priority senior secured convertible notes in an aggregate initial principal amount of $153,750,000, which were Tranche 1 Notes, Tranche 2 Notes, Tranche 3 Notes and Amendment Fee Notes (each as hereinafter defined), and the Company issued and sold to the Purchasers warrants to purchase Shares, which were Tranche 1 Warrants, Tranche 2 Warrants and Tranche 3 Warrants (each as hereinafter defined).

Subject to the terms and conditions set forth herein, (a) the parties hereto desire to amend and restate the Original Agreement and Existing Notes (as hereinafter defined) in their entirety, (b) the Borrowers (as hereinafter defined) desire to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Borrowers, additional first priority senior secured convertible notes in an aggregate initial principal amount of up to $150,000,000, and (c) the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, additional warrants to purchase Shares.

AGREEMENTS

In consideration of the recitals and the mutual agreements and covenants herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which hereby are acknowledged, the parties hereto hereby agree, effective as of the Restatement Closing Date, as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following respective meanings when used in this Agreement:

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“Accordion Base Price” means the lesser of (a) the volume-weighted average trading price of the Shares for the twenty (20) consecutive trading days ending on the trading day prior to the applicable Funding Date (with the conversion from Canadian dollars (as reported by the CSE) to U.S. dollars being determined based on the exchange rate published by the Bank of Canada for the day immediately prior to the Funding Date) and (b) USD$6.09 per Share.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of securities carrying more than fifty percent (50%) of the voting rights of any Person or otherwise causing any Person to become a Subsidiary of any Credit Party, (c) any other acquisition of Property outside the Ordinary Course of Business, or (d) a merger or consolidation or any other combination with another Person.

“Adjusted Conversion/Exercise Price” means, collectively, (a) the Conversion Price as defined in the Incremental Notes, (b) the Conversion Price as defined in the Amended and Restated Notes that is applicable to the Restatement Fee portion of the principal amount thereof (fully accreted as of the relevant date of determination with respect to interest and other unpaid fees and expenses), (c) the Conversion Price as defined in the Amended and Restated Notes that is applicable to the Tranche 4 Advance and the Amended Portion of the Existing Notes Principal, and (d) the Exercise Price as defined in each of the Tranche 4 Warrants and the Incremental Warrants, in each case with respect to the foregoing clauses (a) through (d), with respect to such Notes and Warrants that are outstanding at the applicable time.

“Advances” means, collectively, the Tranche 1 Advances, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance and the Incremental Advances, and each is an “Advance”.

“Affiliate” means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, manager (within the meaning of any applicable limited liability company law) or beneficial owner of securities carrying more than ten percent (10%) of the voting rights attached to all securities of a Person shall, for the purposes of this Agreement, be deemed to control the other Person. Notwithstanding the foregoing, none of the Purchasers shall be deemed an “Affiliate” of any Credit Party or of any Subsidiary of any Credit Party.

“Amended and Restated Notes” means the first priority senior secured convertible notes issued on the Tranche 4 Funding Date by the Borrowers to the Purchasers, in an aggregate principal amount equal to the sum of the Fully Accreted Principal Amount immediately prior to the Tranche 4 Advance, plus the Tranche 4 Advance, plus the Restatement Fee due on the Tranche 4 Funding Date, with the conversion prices set forth therein (provided, that any share price set out in this Agreement shall be subject to adjustment from time to time in the same manner as is set out in Section 4.5 of the Notes with respect to the Conversion Price), in substantially the form attached hereto as Exhibit A-2, as amended, modified, supplemented or restated from time to time, together with all notes issued in substitution or exchange therefor.

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“Amended Portion of the Existing Notes Principal” means the portion of the Existing Notes Principal (as defined in the Amended and Restated Notes), fully accreted as of the relevant date of determination with respect to interest and other unpaid fees and expenses, that has, as of the relevant date of determination, already been adjusted under Section 4.3 of the Amended and Restated Notes.

“Amendment Fee Notes” means the first priority senior secured convertible notes issued on the Second Amendment Effective Date by the Borrowers to the Purchasers in the aggregate principal amount of $18,750,000, in substantially the form attached hereto as Exhibit A-1, as amended, modified, supplemented or restated from time to time, together with all notes issued in substitution or exchange therefor.

“Arizona Subsidiaries” means Kannaboost Management, LLC, a Delaware limited liability company, CSI Solutions Management, LLC, a Delaware limited liability company, MME AZ Group, LLC, a Delaware limited liability company, or Omaha Management Services, LLC, a Delaware limited liability company, EBA Holdings, Inc., an Arizona corporation, Kannaboost Technology, Inc., an Arizona corporation, CSI Solutions, LLC, an Arizona limited liability company, and their respective Subsidiaries.

“Attorney Costs” means and includes all reasonable and invoiced fees and disbursements of any law firm or other external counsel.

“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.).

“Borrowers” means, collectively, the Initial Borrowers and each other Person that becomes a party hereto as a “Borrower”, and each is a “Borrower.”

“Business Day” any day except Saturday, Sunday or any day on which banks are generally not open for business in the City of Los Angeles, California, City of Toronto, Ontario or New York, New York.

“Canadian Pension Plan” means a “registered pension plan”, as such term is defined in subsection 248(1) of the Income Tax Act, or is subject to the funding requirements of applicable pension benefits legislation in any Canadian jurisdiction and which is or was sponsored, administered or contributed to, or required to be contributed to, by any Credit Party or under which any Credit Party has or may incur any actual or contingent liability, and for the avoidance of doubt, a “Canadian Pension Plan” shall not include a Pension Plan.

“Canadian Securities Laws” means, collectively, all applicable securities laws of each of the provinces and territories of Canada and the respective rules and regulations under such laws together with applicable published policy statements, blanket orders, instruments, and notices of the Securities Commissions having the force of law, including NI 45-106 and NI 45-102 and all discretionary orders or rulings, if any, of the Securities Commissions made in connection with the transactions contemplated by this Agreement or applicable to the Company.

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“Cannabis Law” means any Law relating to the farming, growth, production, processing, packaging, sale or distribution of cannabis or any cannabidiol product (other than Excluded Laws).

“Cannabis License” means a Permit issued by any Governmental Authority pursuant to applicable Cannabis Laws, including, without limitation, those issued to any Credit Party as set forth on Schedule 1.1(a).

“Cannabis License Holder” means any Person to whom a Cannabis License has been issued that (i) is a Credit Party or any Subsidiary, (ii) has a Material Agreement with a Credit Party or any Subsidiary or (iii) has received or is the subject of any Investment made by any Credit Party or any Subsidiary as and to the extent permitted by applicable Laws. In the context used, if “Cannabis License Holder” is used in the same list as the term “Subsidiary” or “Subsidiary of the Company”, the meaning of “Cannabis License Holder” shall not include clause (i) of the definition thereof.

“Capital Lease” means, as to any Person, any leasing or similar arrangement which, in accordance with GAAP or IFRS, as applicable, is or should be classified as a capital lease on the balance sheet of such Person.

“Capital Lease Obligations” means, as to any Person, all monetary obligations of such Person under any Capital Leases.

“Cash Equivalents” means as to any Person: (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof having maturities of not more than six (6) months from the date of acquisition; (b) certificates of deposit, time deposits, repurchase agreements, reverse repurchase agreements, or bankers’ acceptances, having in each case a tenor of not more than six (6) months, issued by any U.S. commercial bank or any branch of agency of a non-U.S. bank licensed to conduct business in the U.S., in either case having combined capital and surplus of not less than $250,000,000; (c) commercial paper of an issuer rated at least A 1 by Standard & Poor’s Financial Services LLC or P 1 by Moody’s Investors Service Inc. (or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally), in either case having a tenor of not more than three (3) months; (d) securities issued or directly and fully guaranteed or insured by the government of Canada or any province or any agency or instrumentality thereof (provided that the full faith and credit of the government of Canada is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such Person; (e) term deposits and certificates of deposit of any bank organized under the laws of Canada having capital, surplus and undivided profits aggregating in excess of $2,500,000,000, having maturities of not more than six months from the date of acquisition by such Person; (f) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in (d) entered into with any bank meeting the qualifications specified in (e); or (g) investments in money market funds substantially all of whose assets are comprised of securities of the types described in (a) through

(f) above.

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“Change of Control” means any event as a result of or following which:

(a) any person or entity or group thereof “acting jointly or in concert” within the meaning of Canadian Securities Laws, other than a Holder or group of Holders or any Affiliates thereof, whether independently or acting jointly or in concert, and other than any Person(s) acting jointly or in concert with one or more Holders or any Affiliate thereof, acquires beneficial ownership or control or direction over an aggregate of more than fifty percent (50%) of the then outstanding votes attached to the shares of the Company, other than pursuant to any exercise of rights of the Purchasers provided for in Section 8.22;

(b) any transaction or event, or series of transactions or events, resulting in the Company having control of less than one hundred percent (100%) of the voting securities of Holdings (which voting securities shall exclude any voting rights granted to non-voting securities by operation of Law);

(c) any transaction or event, or series of transactions or events, resulting in Holdings having control of (i) less than ninety percent (90%) of the voting securities of MM Opco (which voting securities shall exclude any voting rights granted to non-voting securities by operation of Law) or (ii) less than fifty percent (50%) of all of the Equity Interests of MM Opco.

(d) the sale or transfer of all or substantially all of the consolidated assets of the Company, other than transfers permitted under Section 8.3; or

(e) those shareholders of the Company or any other Person who own, control or have a proxy to vote any “super-voting” or other shares with special voting rights of the Company as of the Restatement Closing Date (together with their permitted transferees under the organizational documents of the Company) cease to hold some or all of such shares, other than (i) the expiration by its terms of the proxy granted by Andrew Modlin to Ben Rose in respect of the outstanding Class A Super Voting Shares of the Company, a copy of which has been provided to the Collateral Agent prior to the Restatement Closing Date (the “Modlin Proxy”), (ii) any cancellation or redemption of the Class A Super Voting Shares permitted pursuant to the terms of the Purchase Agreement dated January 30, 2020 between Andrew Modlin and the Company, a copy of which has been provided to the Collateral Agent prior to the Restatement Closing Date (the “Modlin Agreement”), and (iii) any other transfer, surrender or other disposition of the Class A Super Voting Shares which has been approved by the Collateral Agent. The parties agree that any modification to the terms or the effect of the Modlin Proxy or the Modlin Agreement (whether by amendment or modification or by separate agreement) that is not consented to by the Collateral Agent shall be a Change of Control.

“Closing” means the completion of the transactions contemplated by this Agreement in accordance with Section 2.2(a).

“Closing Date” means April 23, 2019.

“Closing Base Price” means USD$2.86.

“Code” means the Internal Revenue Code of 1986, as amended.

5

“Collateral Agent” means Gotham Green Admin 1, LLC, a Delaware limited liability company, in its capacity as collateral agent for the Purchasers.

“Collateral Assignment of Material Agreements” means that certain Collateral Assignment of Material Agreements dated as of the Closing Date, among the Credit Parties and the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Commission” means the Securities and Exchange Commission.

“Company Public Disclosure Record” means all documents and information filed by the Company on SEDAR under Canadian Securities Laws since May 28, 2018.

“Company Security Agreements” means (a) that certain Guaranty and Pledge Agreement dated as of the Closing Date, made by the Company in favor of the Collateral Agent, and (b) that certain General Security Agreement dated as of the Closing Date, made by the Company in favor of the Collateral Agent, in each case as amended, restated, supplemented or otherwise modified from time to time.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of such Person: (a) with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (b) with respect to any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings; (c) under any Rate Contracts; (d) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (e) for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any Property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another Person. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed or supported.

“Contractual Obligations” means, as to any Person, any provision of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its Property is bound.

“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, executed and delivered by the applicable Credit Party, the Collateral Agent and the applicable securities intermediary or bank, which agreement is sufficient to give the Collateral Agent, on behalf of the Holders, “control” over each of such Credit Party’s securities accounts, deposit accounts or investment property, as the case may be;

6

“Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control and all members of an affiliated service group which, together with a Credit Party, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

“Conversion Price” shall have the meaning provided in the applicable Note(s).

“Credit Parties” means, collectively, the Borrowers, the Initial Credit Parties, the Subsequent Credit Parties, and each other Person that becomes a Credit Party after the Closing Date, and each is a “Credit Party”.

“CRO” means a chief restructuring officer engaged under an engagement letter reasonably acceptable to the Gotham Purchasers (such acceptance not to be unreasonably withheld) who (a) reports directly to the board of directors of the Company, (b) may be removed as provided for in this Agreement, (c) is tasked with forming the Turnaround Plan, and (d) may take all necessary actions in accordance with the Turnaround Plan subject to the oversight of the board of directors of the Company.

“CSE” means the Canadian Securities Exchange.

“Debtor Relief Laws” means the Bankruptcy Reform Act of 1996 as amended or any Canadian counterpart, Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States, any state or other applicable jurisdictions from time to time in effect, other than Excluded Laws.

“Default” means any event that, if it continues uncured, will, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

“Disclosure Letter” means that certain Disclosure Letter dated as of the Restatement Closing Date, pursuant to which the Company delivered the disclosure schedules required hereby.

“Disposition” means (a) the sale, lease, conveyance or other disposition of Property (excluding sales, leases or other dispositions expressly permitted under clauses (a), (e) and (f) of Section 8.3), and (b) the statutory division, sale or transfer by any Credit Party or any Subsidiary of any securities issued by any Subsidiary and held by such transferor Person.

“Dollars”, “dollars” and “$” each mean lawful money of the United States of America.

“Employee Benefit Plan” means an “employee benefit plan” within the meaning of Section 3(3) of ERISA which any Credit Party or any Subsidiary, or any professional employer organization acting as co-employer with respect to such Credit Party or Subsidiary, establishes for the benefit of its employees or for which any Credit Party or any Subsidiary has liability to make a contribution, including by reason of being an ERISA Affiliate, other than a Multiemployer Plan.

“Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata and natural resources such as wetlands, flora and fauna.

7

“Environmental Claims” means all written claims by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental, placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by any Credit Party or any Subsidiary.

“Environmental Laws” means all applicable federal, provincial, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental matters, including pollution, protection of the Environment and natural resources, and the control, shipment, storage or disposal of Hazardous Materials, pollutants, environmental contaminants or other toxic or hazardous substances; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, and/or the Emergency Planning and Community Right-to-Know Act.

“Equity Interests” means the membership interests, partnership interests, capital stock of any class or type or any other equity interests of any type or class of any Person and options, warrants and other rights to acquire, or exercisable or convertible into, membership interests, partnership interests, capital stock or other equity interests of any type or class or any other equity interest of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliates” means, collectively, all Credit Parties and all Subsidiaries, and each other Person, trade or business (whether or not incorporated) under common control or treated as a single employer with any Credit Party or any Subsidiary within the meaning of Section 414(b), 414(c) or 414(m) of the Code.

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“ERISA Event” means (a) a Reportable Event with respect to a Title IV Plan or a Multiemployer Plan; (b) a withdrawal by any Credit Party, any Subsidiary or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (c) a complete or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) by any Credit Party, any Subsidiary or any ERISA Affiliate from a Multiemployer Plan which results in the imposition of withdrawal liability; (d) the receipt by any Credit Party, any Subsidiary or any ERISA Affiliate of notice of intent to terminate with the PBGC or the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA of a Title IV Plan; (e) the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan; (f) a failure by any Credit Party, any Subsidiary or any ERISA Affiliate to make required contributions to a Title IV Plan or any Multiemployer Plan unless such failure is not reasonably expected to result in any material liability to any Credit Party or any Subsidiary; (g) an event or condition which would reasonably be expected to constitute grounds under Section 4041A or 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or any Multiemployer Plan; (h) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Credit Party, any Subsidiary or any ERISA Affiliate; (i) a non-exempt prohibited transaction occurs with respect to any Employee Benefit Plan which would reasonably be expected to result in a material liability to any Credit Party or any Subsidiary; (j) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a)(2) of the Code by any fiduciary or disqualified Person with respect to any Employee Benefit Plan for which any Credit Party, any Subsidiary or any ERISA Affiliate may be directly or indirectly liable which would reasonably be expected to result in a material liability to any Credit Party or any Subsidiary; or (k) as of the last day of any plan year, the Unfunded Benefit Liabilities of any Title IV Plan exceed $275,000.

“Excluded JV Subsidiary” means (a) each joint venture which is a Subsidiary of a Credit Party and is described as an “Excluded JV Subsidiary” on Schedule 1.1(c), so long as such joint venture did not, as of the last day of the most recently ended Fiscal Quarter, (i) have assets with a value in excess of ten percent (10%) of the assets of the Company and its Subsidiaries on a consolidated basis or (ii) generate revenues representing in excess of ten percent (10%) of the gross revenue of the Company and its Subsidiaries on a consolidated basis (the “JV Materiality Requirement”), (b) each other joint venture which is or becomes a Subsidiary of a Credit Party, so long as such joint venture complies with the JV Materiality Requirement, and (c) each Subsidiary of a joint venture described in clauses (a) and (b) of this definition.

“Excluded Subsidiary” means each Excluded JV Subsidiary, Hankey Subsidiary, Arizona Subsidiary, Installment Sale Subsidiary and Immaterial Subsidiary; provided that, (i) an Excluded JV Subsidiary will cease to be an Excluded Subsidiary at such time as such Subsidiary ceases to be an Excluded JV Subsidiary; (ii) a Hankey Subsidiary will cease to be an Excluded Subsidiary upon the earlier to occur of (a) the Equity Interests of such Hankey Subsidiary that were pledged as collateral under the Hankey Loan Documents as of the Closing Date are no longer pledged as collateral under the Hankey Loan Documents or the loan documents of any successor lender as a result of a refinancing of the Hankey Loan, or (b) at such time as the Indebtedness incurred by such Hankey Subsidiary under the Hankey Loan Documents, and any refinancing, renewal, replacement or extension of such Indebtedness, shall have been paid in full; (iii) an Installment Sale Subsidiary will cease to be an Excluded Subsidiary at such time as the Indebtedness, existing as of the Closing Date or otherwise incurred by an Installment Sale Subsidiary after the Closing Date in compliance with Section 8.2(n), and any refinancing, renewal, replacement or extension of such Indebtedness, shall have been paid in full; (iv) the Arizona Subsidiaries will cease to be an Excluded Subsidiary sixty (60) days after the Restatement Closing Date, and must become Credit Parties at such time; and (v) an Immaterial Subsidiary will cease to be an Excluded Subsidiary at such time as such Subsidiary ceases to be an Immaterial Subsidiary.

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“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Holder or required to be withheld or deducted from a payment to a Holder: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case imposed as a result of such Holder being organized under the laws of, or having its principal office or, in the case of any Holder, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof); (b) Other Connection Taxes; (c) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Holder with respect to an applicable interest in an Advance pursuant to a law in effect on the date on which (i) such Holder acquires such interest in the Advance, or if the Holder is an intermediary partnership or other flow-through entity for U.S. tax purposes, the date on which the relevant beneficiary, partner or member of the Holder becomes a beneficiary, partner or member thereof, if later or (ii) such Holder changes its lending office, except in each case to the extent that, pursuant to Section 11.12, amounts with respect to such Taxes were payable either to such Holder’s assignor immediately before such purchaser became a party hereto or to such Holder immediately before it changed its lending office; (d) Taxes attributable to such Holder's failure to comply with Section 11.12(f); (e) any Taxes imposed under FATCA; (f) any Canadian withholding Taxes imposed on a payment by or on account of any obligation of the Company by reason of (i) the Holder not dealing at arm's length (for purposes of the Income Tax Act (Canada)) with the Company at the time of making such payment, or (ii) the payment being in respect of a debt or other obligation to pay an amount to a person with whom the payer is not dealing at arm's length (for purposes of the Income Tax Act (Canada)) at the time of such payment; and (g) any Taxes imposed on a Holder by reason of such Holder (i) being a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of the Company, or (ii) not dealing at arm’s length (for purposes of the Income Tax Act (Canada)) with a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of the Company.

“Exercise Price” shall have the meaning provided the applicable Warrant(s).

“Existing Notes” means, collectively, the Tranche 1 Notes, Tranche 2 Notes, Tranche 3 Notes and Amendment Fee Notes.

“Existing Purchasers” means, collectively, the Purchasers who purchased Existing Notes and Existing Warrants.

“Existing Warrants” means, collectively, the Tranche 1 Warrants, Tranche 2 Warrants and Tranche 3 Warrants.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreement entered into between any Governmental Authorities, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.

“Fee Letter” means that certain Amended and Restated Fee Letter dated as of the Restatement Closing Date, among the Company, Holdings and the Purchasers.

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“First Amendment” means that certain First Amendment to Securities Purchase Agreement, Tranche 1 Notes and Tranche 2 Notes, dated as of August 12, 2019, by and among the Borrowers, the other Credit Parties party thereto, the Existing Purchasers party thereto and the Collateral Agent.

“First Amendment Effective Date” means August 12, 2019.

“Fiscal Quarter” means each of fiscal quarters of a Fiscal Year, each consisting of a 13 week period.

“Fiscal Year” means the fiscal year of each Credit Party ending on or about June 30 of each year.

“Foreign Holder” means a Holder that is not a U.S. Person.

“Fully Accreted Existing Notes Principal” shall have the meaning provided in the applicable Amended and Restated Note(s).

“Fully Accreted Principal Amount” means, with respect to any Note(s), the initial principal amount thereof plus all interest paid in kind under such Note(s) as of the applicable Funding Date. As of the Restatement Closing Date, the Fully Accreted Principal Amount of the Existing Notes is $163,997,255.

“Funded Amount” means, with respect to any Note, the amount funded by the Holder of such Note in connection with the Advance made to purchase such Note (for purposes of clarity, including in such amount any original issue discount or closing fee earned by such Purchaser in respect of such Note). As of the Restatement Closing Date, the Funded Amount of the Existing Notes is $135,000,000.

“Funding Date” means, as applicable, the Tranche 1-B Funding Date, Tranche 2 Funding Date, the Tranche 3 Funding Date, the Tranche 4 Funding Date and each Incremental Funding Date.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), which are applicable to the circumstances as of the date of determination, and consistently applied.

“Gotham Purchasers” means, collectively, Gotham Green Fund 1, L.P., Gotham Green Fund 1 (Q), L.P., Gotham Green Fund II, L.P., Gotham Green Fund II (Q), L.P., Gotham Green Partners SPV IV, L.P., Gotham Green Partners SPV VI, L.P. and each Related Fund of such Purchasers, in each case which becomes a Purchaser under this Agreement.

“Governmental Authority” means any nation or government, any state, province or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

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“Guaranties” means, collectively, each guaranty of any of the Obligations now or hereafter executed and delivered by any Person to the Holders, and “Guaranty” means any of the Guaranties, including, without limitation, the Guaranty and Security Agreement dated as of the Closing Date and the Guaranty and Pledge Agreement dated as of the Closing Date, among the Credit Parties and the Purchasers.

“Guarantors” means, collectively, each party to a Guaranty (other than the Purchasers and the Collateral Agent) and each other guarantor of all or any portion of the Obligations, which shall at all times include each Subsidiary of a Borrower (other than any Excluded Subsidiary). Schedule 1.1(c) sets forth the Guarantors as of the Restatement Closing Date.

“Hankey Loan Documents” means that certain Senior Secured Commercial Loan Agreement dated as of October 1, 2018, as amended by that certain First Modification to Senior Secured Commercial Loan Agreement dated April 8, 2019 and further amended by that certain Second Modification to Senior Secured Commercial Loan Agreement dated January 13, 2020, each by and between Hankey Capital, LLC and Holdings, and all other agreements, instruments and documents entered into in connection therewith, as the same may be amended or modified or terms waived from time to time; provided, that any modification thereof or waiver requested or granted thereunder shall require the prior written consent of the Majority Holders.

“Hankey Subsidiaries” means Project Compassion NY, LLC, Project Compassion Capital NY, LLC, MMOF SD, LLC, MMOF Venice, LLC, MMOF Downtown Collective, LLC, MMOF BH, LLC, MMOF RE SD, LLC, MMOF Vegas 2, LLC, MedMen NY, Inc., MMOF San Diego Retail, Inc., The Compassion Network, Advanced Patients’ Collective, Cyon Corporation, Inc. and MMOF Vegas Retail 2, Inc., and their respective Subsidiaries, and each is a “Hankey Subsidiary”.

“Hazardous Materials” means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law.

“Holder” means, at any time of determination, a holder of a Note, and “Holders” means all such holders of a Note. For the sake of clarity, the Purchasers shall be the initial Holders of the Notes.

“Holding Companies” means, collectively, the Company and Holdings, and each is a “Holding Company”.

“IFRS” means the international financial reporting standards adopted by the International Accounting Standards Board.

“Illinois Subsidiaries” means, collectively, Future Transactions Holdings, LLC, MME Evanston Retail, LLC and 16820 East Twombly LLC, or such other entities that may be created to receive the secondary site adult use licenses associated with the aforementioned entities.

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“Immaterial Subsidiary” means any Subsidiary of the Company that (a) did not, as of the last day of the most recently ended Fiscal Quarter, have (i) assets with a value in excess of two percent (2%) of the assets of the Company and its Subsidiaries on a consolidated basis or (ii) revenues representing in excess of two percent (2%) of the gross revenue of the Company and its Subsidiaries on a consolidated basis, (b) taken together with all Persons deemed to be Immaterial Subsidiaries in the foregoing clause (a) as of the last day of the Fiscal Quarter of the Company most recently ended, did not have (i) assets with a value in excess of five percent (5%) of the assets of the Company and its Subsidiaries on a consolidated basis or (ii) revenues representing in excess of five percent (5%) of the gross revenue of the Company and its Subsidiaries on a consolidated basis, (c) is not a Cannabis License Holder, and (d) is not an IP Subsidiary. The Immaterial Subsidiaries in existence on the Closing Date are set forth on Schedule 1.1(c), and such schedule shall be updated on each applicable Funding Date.

“Income Tax Act” means the Income Tax Act (Canada), as amended from time to time.

“Incremental Advance” means the aggregate amount funded by the Purchasers to the Borrowers on an Incremental Funding Date.

“Incremental Funding Date” means the date on which an Incremental Advance is made in accordance with Section 4.5.

“Incremental Notes” means the first priority senior secured convertible notes issued on an Incremental Funding Date by the Borrowers to the Incremental Purchasers in the aggregate principal amount of the applicable Incremental Advance plus the Restatement Fee payable on the applicable Incremental Funding Date, in substantially the form attached hereto as Exhibit A-3, with a Conversion Price equal to (a) with respect to the first Incremental Advance, $0.26, and (b) with respect to each subsequent Incremental Advance, the Restatement Conversion Price (provided, that any share price set out in this Agreement shall be subject to adjustment from time to time in the same manner as is set out in Section 4.5 of the Notes with respect to the Conversion Price), as amended, modified, supplemented or restated from time to time, together with all notes issued in substitution or exchange therefor.

“Incremental Replacement Warrants” means warrants to purchase Shares, issued by the Company on an Incremental Funding Date to the Existing Purchasers, representing in the aggregate fifty percent (50%) coverage with respect to the fraction of the Funded Amount of the Existing Notes as of the Restatement Closing Date equal to the relevant Incremental Advance divided by $100,000,000, with an exercise price per Share equal to (a) with respect to the first Incremental Advance, $0.26, and (b) with respect to each other Incremental Advance, the Restatement Conversion Price for such Incremental Advance, in substantially the form attached hereto as Exhibit B-3, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor. The Incremental Replacement Warrants may not be exercised prior to the 18-month anniversary of the Incremental Funding Date on which such Incremental Replacement Warrants were issued, and shall be subject to cancellation under the terms thereof in connection with the Retail Cash Flow Milestone. For clarity, for an Incremental Advance of $10,000,000, the coverage with respect to the Incremental Replacement Warrants issued on the relevant Incremental Funding Date would be calculated as follows: (i) first, $10,000,000 divided by $100,000,000 = 10%; (ii) second, 10% of the Funded Amount of the Existing Notes as of the Restatement Closing Date (i.e., $135,000,000) = $13,500,000; and finally, (iii) 50% of $13,500,000 provides warrant coverage of $6,750,000. The Incremental Replacement Warrants would therefore represent warrants to purchase such aggregate number of Shares as is equal to $6,750,000 divided by the Restatement Conversion Price for the applicable Incremental Advance (or for the first Incremental Advance, divided by $0.26). The calculation of warrant coverage with respect to Incremental Replacement Warrants and cancellation of Existing Warrants under Section 2.2(f)(iv)(A) shall be set forth on Schedule 1.1(d), which shall be updated by the Gotham Purchasers, the Company and Borrowers in connection with each Incremental Advance.

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“Incremental Warrants” means warrants to purchase Shares, issued by the Company on an Incremental Funding Date to the Incremental Purchasers participating in such Incremental Advance representing in the aggregate one hundred percent (100%) coverage with respect to the Incremental Advance funded on such Incremental Funding Date and with an exercise price equal to (a) with respect to the first Incremental Advance, $0.26, and (b) with respect to each other Incremental Advance, the Restatement Conversion Price for such Incremental Advance, in substantially the form attached hereto as Exhibit B-2, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

“Indebtedness” of any Person means, without duplication, all of the following as to such Person: (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of Property or services (other than trade payables incurred in the Ordinary Course of Business or accrued expenses paid or payable on customary terms in the Ordinary Course of Business which payables or expenses are not past due for more than ninety (90) days); (c) all reimbursement or payment obligations (whether or not contingent) with respect to letters of credit, surety bonds and other similar instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of Property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by such Person (even though the rights and remedies of the seller or the Person providing financing under such agreement in the event of default are limited to repossession or sale of such Property); (f) all Capital Lease Obligations; (g) all Equity Interests of such Person subject to repurchase or redemption (other than at the sole option of such Person and other than redemptions or exchanges of common shares of Holdings and units of MM Opco which are redeemable or exchangeable in accordance with the Organization Documents of Holdings or MM Opco, as applicable, for Equity Interests); (h) all “earnouts” and similar payment obligations under merger, acquisition, purchase or similar or related agreements; (i) all obligations under Rate Contracts; (j) all Indebtedness and obligations referred to in clauses (a) through (i) above secured by (or for which the holder of such Indebtedness or obligations has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or obligations; and (k) all Contingent Obligations described in clause (a) of the definition of “Contingent Obligations” in respect of indebtedness or obligations of another Person and that is described in clauses (a) through (j) above.

“Initial Credit Parties” means collectively, the Persons set forth on Schedule 1.1(c) as of the Closing Date, and “Initial Credit Party” means any such Person.

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“Installment Sale Subsidiaries” means Future Transaction Holdings, LLC, Viktoriya’s Medical Supplies, CSI Solutions, LLC, Future Transaction Holdings, LLC, Kannaboost Technology Inc., MME AG Management, LLC, MME Retail Management, LLC, PHSL, LLC and their respective Subsidiaries, and each is an “Installment Sale Subsidiary”.

“Intercompany Note” means that certain Intercompany Global Note dated as of the Closing Date, by and among the Credit Parties.

“Interest Escrow Agreement” means the letter agreement among the Borrowers and the Purchasers, dated as of the Restatement Closing Date, regarding the escrow of certain interest payments, as amended, restated, replaced, supplemented or otherwise modified from time to time.

“Interim Budget” means the budget attached to Schedule 1.1(b).

“IP Subsidiaries” means collectively, the Persons listed on Schedule 1.1(c) and described as “IP Subsidiaries”, and “IP Subsidiary” means any such Person.

“knowledge” or “aware” means the (a) actual knowledge or awareness of any of the officers, directors or managers of any Credit Party or any Subsidiary, including their successors in their respective capacities and (b) the knowledge or awareness which a prudent business person would have obtained in the conduct of his or her business after making reasonable inquiry and reasonable diligence with respect to the particular matter in question.

“Laws” means all laws, statutes, codes, ordinances, decrees, rules, regulations, treaty, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, policies, voluntary restraints, guidelines or other legal requirement of any Governmental Authority, or any provisions of the foregoing, including general principles of common and civil law and equity, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject, whether applicable in Canada or the United States or any other jurisdiction; and “Law” means any one of them. Notwithstanding the foregoing, the definition of Laws excludes any U.S. federal laws, statutes, codes, ordinances, decrees, rules, regulations which apply to the production, trafficking, distribution, processing, extraction, and/or sale of marijuana (cannabis) and related substances (collectively, the “Excluded Laws”); provided, however, that Excluded Laws shall not include any provision of the Code, including, without limitation, Section 280E of the Code.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, but not limited to, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law), and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease which is not a Capital Lease.

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“Majority Holders” means Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes.

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.

“Market Capitalization” means, as of any date, the amount equal to the price per Share multiplied by the number of issued and outstanding Shares of the Company, determined on an as- converted and as-exercised basis with respect to securities issued by a Credit Party which are convertible into or redeemable for Shares, and warrants and stock options exercisable for Shares, in each case which are in the money as of the date of determination.

“Material Adverse Effect” means a material adverse effect on (a) the operations, business, assets, properties or financial condition of the Credit Parties taken as a whole, (b) the ability of any Credit Party to perform its material obligations under the Operative Documents, (c) the legality, validity or enforceability of any of the Operative Documents, (d) the rights and remedies of the Purchasers under any of the Operative Documents or (e) the validity, perfection or priority of any security interest or other Lien in favor of the Collateral Agent for the benefit of the Purchasers, or of the Purchasers directly if the Collateral Agent ceases to hold such Liens on their behalf, under the Operative Documents on any portion of the assets of a Credit Party with a fair market value in excess of five million dollars ($5,000,000); provided, however, in determining whether there has been a “Material Adverse Effect”, any adverse effect attributable to the following shall be disregarded: (i) events, changes, developments, conditions or circumstances in worldwide, national or local conditions or circumstances (political, economic, regulatory or otherwise) that adversely affect cannabis consumable products industries generally, (ii) an outbreak or escalation of war, armed hostilities, acts of terrorism, political instability or other national calamity, crisis or emergency, or any governmental response to any of the foregoing, in each case, whether occurring within or outside of Canada or the United States, (iii) any change in accounting policies (and any changes in enforcement or interpretation thereof resulting therefrom) which do not impede the Credit Parties’ ability to perform their material obligations under the Operative Documents, (iv) any action or omission of any Credit Party taken with the prior written consent of the Majority Holders, where such consent is specifically required pursuant to this Agreement, (v) any failure, in and of itself, of the Company and its Subsidiaries to meet any published or internally prepared projections, budgets, plans or forecasts of revenues, earnings or other financial performance measures or operating statistics, in each case with respect to this clause (v) other than failure to comply with the Interim Budget or Turnaround Plan as required under the Operative Documents, or (vi) a breach by Purchasers of their obligation to make an Advance hereunder (it being understood that the Purchasers’ election not to fund an Advance shall not be a breach by the Purchasers if such election was based on or due to any failure by a Credit Party to satisfy conditions set forth in Section 4.2 or Section 4.3).

“Material Agreement” means any Contractual Obligation (a) between, among, made or accepted by, as applicable, any Credit Party on the one hand, and a Cannabis License Holder on the other hand and has generated and/or is reasonably expected to generate revenue to the Company on a consolidated basis in excess of $250,000 in the Fiscal Year at the time of determination, or (b) which has generated and/or is reasonably expected to generate revenue to the Company on a consolidated basis in excess of $1,000,000 in the Fiscal Year at the time of determination. Schedule 1.1(e) sets forth all Material Agreements in existence as of the Closing Date.

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“Material Indebtedness” means Indebtedness of the Credit Parties, whether individually or in the aggregate, and whether owed to one or more obligees, in an aggregate principal amount exceeding $1,000,000.

“Material Real Property” means (a) any Owned Real Property and improvements thereon which (i) Treehouse REIT elects not to purchase pursuant to the Treehouse REIT Documents, (ii) which a Credit Party has owned for a period of at least six (6) months from the later of the Closing Date or the acquisition of such Owned Real Property by a Credit Party and such Credit Party has not actively listed such Owned Real Property for sale, and (iii) which has a fair market value in excess of $8,000,000, and (b) any real property leased by any Credit Party or any Subsidiary (other than an Excluded Subsidiary) (i) on which any Credit Party or any Subsidiary (other than an Excluded Subsidiary) develops improvements thereon with a fair market value in excess of $8,000,000, or (ii) which is necessary for any Credit Party’s ability to comply with applicable Laws in any material respect.

“Maturity Date” means the earlier of (a) the later of (i) the Initial Maturity Date (as defined in the Notes), and (ii) the Extended Maturity Date (as defined in the Notes), if and as (x) extended by the Borrowers in accordance with the Notes or (y) extended by the Purchasers in accordance with Section 2.2(f)(iii), and (b) such earlier date as accelerated under the Notes or any other Operative Agreement.

“Michigan Subsidiaries” means, collectively, Uldaman, LLC and such other entities acquired by the Company or MM Opco to effectuate the transaction contemplated pursuant to that certain Binding Term Sheet between the Company and Uldamann, LLC dated January 3, 2019.

“Minimum Liquidity Amount” means, as of the Second Amendment Effective Date and at all times thereafter, $15,000,000.

“MM Opco” means MM Enterprises USA, LLC, a Delaware limited liability company.

“Mortgaged Property” means, collectively, the Material Real Properties owned by any Credit Party or any Subsidiary, in each case set forth on Schedule 1.1(f) and as encumbered by a Mortgage pursuant to any Operative Document, and each additional Material Real Property encumbered by a Mortgage pursuant to Section 4.1(c) and Section 7.12.

“Mortgages” means, collectively, the deeds of trust, trust deeds, deeds to secure debt, hypothecs and mortgages made by any Credit Party in favor or for the benefit of the Holders creating and evidencing a Lien on a Mortgaged Property in form and substance reasonably satisfactory to the Majority Holders with such terms and provisions as may be required by the applicable Laws of the relevant jurisdiction, and any other mortgages executed and delivered pursuant to Section 4.1(c) or Section 7.12, in each case, as the same may from time to time be amended, restated, supplemented, or otherwise modified.

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“Multiemployer Plan” means a “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA) as to which any ERISA Affiliate is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions as such instrument is in effect in the Province of Ontario at Closing.

“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations as such instrument is in effect in the Province of Ontario at Closing.

“Note Holder Ownership Percentage” means, as of any date, (A) the total number of Shares beneficially owned by the Holders divided by (B) the total number of Shares outstanding, in each case (A) and (B) assuming the following have occurred as of such date:

(i) all Notes outstanding on such date have been converted into Shares as of such date (after taking into account any amendment that would occur assuming the issuance of the securities contemplated in clause (iii));

(ii) all Warrants outstanding on such date have been exercised for Shares as of such date (after taking into account any cancellation that would occur assuming the issuance of the securities contemplated in clause (iii));

(iii) any Committed Amount that has not yet been funded as of such date has been funded and closed as of such date, and the resulting Incremental Notes, Incremental Warrants and Incremental Replacement Warrants have been converted/exercised for Shares as of such date;

(iv) any Dilutive Issuance (without duplication of the Dilutive Interests that may be issuable pursuant to the exercise of the Pre-Emptive Right Offer under consideration) or Down-Round Price Reset reasonably anticipated as of such date has occurred as of such date;

(v) all other convertible notes, options, warrants, restricted share units and other convertible, exchangeable or exercisable securities issued by the Company have been converted or exercised into Shares as of such date; and

(vi) the redemption in full (in exchange for Shares) of all redeemable securities of Holdings and MM Opco has occurred as of such date, but otherwise assuming that all other convertible, exercisable or exchangeable securities of Holdings and MM Opco remain outstanding, in each case (i) through (vi) without regard to (x) any Class A Super Voting Shares or preferred shares outstanding at such date, (y) any restrictions on the conversion, exercise, exchange or redemption contained in the terms of such securities, nor (z) whether such securities are “in-the- money”.

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“Notes” means, collectively, the Amended and Restated Notes, Incremental Notes and, to the extent relating to a date prior to the Restatement Closing Date, the Tranche 1 Notes, Tranche 2 Notes, Tranche 3 Notes and Amendment Fee Notes, and each is a “Note”.

“Obligations” means all loans, advances, indebtedness, obligations and liabilities of the Company and each other Credit Party to the Holders under the Notes or any of the other Operative Documents, together with all other indebtedness, obligations and liabilities whatsoever of the Company and each other Credit Party to the Holders arising under or in connection with this Agreement or any other Operative Documents, in each case whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising; provided, however, that for purposes of calculating the Obligations outstanding under this Agreement or any of the Operative Documents, the direct and absolute and contingent obligations of Company and each other Credit Party shall be determined without duplication.

“Observer Agreement” means the agreement among the Purchasers, the Company and the Observer entered into on the Closing Date.

“Operative Documents” means this Agreement, the Notes, the Warrants, the Fee Letter, the Observer Agreement, the Security Agreement, the Company Security Agreements, the Collateral Assignment of Material Agreements, the Intercompany Note, the Perfection Certificate, the Interest Escrow Agreement, each Mortgage, each Control Agreement, each Subordination Agreement, the Reaffirmation Agreement, and each other document, instrument or agreement executed in connection herewith.

“Ordinary Course of Business” means, in respect of any transaction involving any Credit Party or any Subsidiary, the ordinary course of such Person’s business, as conducted by any such Person consistent with past practice and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Operative Document.

“Organization Documents” means (a) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of designations or instrument relating to the rights of shareholders of such corporation and any shareholder rights agreement, (b) for any partnership, the partnership agreement and, if applicable, certificate of limited partnership, (c) for any limited liability company, the operating agreement, limited liability company agreement or other similar agreement and articles or certificate of formation, or (d) for any Person (including any corporation, partnership or limited liability company), any agreement, instrument or document comparable to the foregoing.

“Other Connection Taxes” means, with respect to a Holder, Taxes imposed as a result of a present or former connection between such Holder and the jurisdiction imposing such Taxes (other than a connection arising solely from such Holder having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to or enforced, the Agreement).

“Owned Real Property” means each parcel of real property that is owned in fee by the Company or any Credit Party.

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“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its principal functions under ERISA.

“Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan) and as to which any Credit Party has or may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA, and, for the avoidance of doubt, “Pension Plan” shall not include a Canadian Pension Plan.

“Perfection Certificate” means the Perfection Certificate executed by each Credit Party and delivered to the Purchasers on the Closing Date and to the Holders on each Funding Date (in the case of any Funding Date, such Perfection Certificate shall give effect to any transactions anticipated to be completed on such Funding Date or using funds advanced on such Funding Date).

“Permit” means a license, permit, approval, consent, certificate, registration or authorization (whether governmental, regulatory or otherwise).

“Permitted Acquisitions” means any Acquisitions, in a single transaction or series of related transactions, if immediately before and after giving effect thereto: (i) no Event of Default shall have occurred or be continuing or would result from such acquisition or purchase, (ii) any acquired or newly formed Subsidiary of a Credit Party shall not be liable for any Indebtedness except for Indebtedness otherwise permitted by Section 8.2, (iii) the Credit Parties have complied with this Agreement in connection with such Investment, and (iv) the Borrowers would be in compliance with the financial covenants set forth in Section 7.19 for the most recent calculation period and as of the last day thereof, if such acquisition or purchase had been completed on the first day of such calculation period.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other form of entity.

“Personal Information” means any information about a Person and includes information contained in this Agreement and the documents to be delivered by such Person in connection with the transactions contemplated herein.

“Property” means any property or interest of any type in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Purchasers” means, collectively, the parties signatory to this Agreement as “Purchasers” and each Person who becomes a Purchaser hereunder, together with their respective successors and assigns as permitted under this Agreement, and each is a “Purchaser”.

“Qualified Plan” means an employee benefit plan (within the meaning of Section 3(3) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which any Credit Party or any Subsidiary sponsors, maintains, or to which any Credit Party or any Subsidiary makes, is making or is obligated to make contributions, including as a result of being an ERISA Affiliate, but excluding any Multiemployer Plan.

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“Rate Contract” means swap agreements (as such term is defined in Section 101 of the Bankruptcy Code) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates, including any agreement or arrangement which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Reaffirmation Agreement” means that certain Reaffirmation Agreement dated as of the Restatement Closing Date, made by the Credit Parties in favor of the Holders and the Collateral Agent, for the benefit of the Holders.

“Recipient” means (a) any Purchaser or (b) any Holder, as applicable.

“Related Fund” means (a) any fund, trust or similar entity that invests in commercial loans in the ordinary course of business and is advised or managed by (i) any Purchaser or any other Holder, (ii) an Affiliate of any Purchaser or any Holder, (iii) the same investment advisor that manages a Holder or (iv) an Affiliate of an investment advisor that manages a Holder or (b) any finance company, insurance company or other financial institution which temporarily warehouses loans for any Holder or any Person described in clause (a) above.

“Related Persons” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in this Agreement) and other consultants and agents of or to such Person or any of its Affiliates.

“Reportable Event” means, as to any Employee Benefit Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

“Responsible Officer” means, as to each Credit Party, the chief executive officer, chief financial officer, vice president of finance or the president of such Credit Party, or any other officer having substantially the same authority and responsibility.

“Restatement Closing Date” means March 27, 2020.

“Restatement Conversion Price” means, calculated as of the relevant Funding Date, the greater of (i) the lower of (A) the volume-weighted average trading price of the Shares for the five (5) consecutive trading days immediately prior to the relevant Funding Date (as reported by the CSE, with the conversion from Canadian dollars to U.S. dollars being determined based on the exchange rate published by the Bank of Canada for the day immediately prior to the relevant Funding Date), and (B) $0.40 per Share, and (ii) $0.20 per Share.

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“Restatement Fee” shall have the meaning provided in the Fee Letter.

“Retail Cash Flow Milestone” shall have the meaning provided in the Tranche 4 Replacement Warrants and Incremental Replacement Warrants.

“Second Amendment” means that certain Second Amendment to Securities Purchase Agreement and Notes dated as of the Second Amendment Effective Date, by and among the Borrowers, each other Credit Party signatory thereto, each Purchaser signatory thereto and the Collateral Agent.

“Second Amendment Effective Date” means October 29, 2019.

“Securities Commissions” means collectively, the applicable securities commission or securities regulatory authority in each of the provinces and territories of Canada, the United States and any other jurisdiction in which the Shares are listed.

“Securities Laws” means, collectively, the U.S. Securities Laws and Canadian Securities Laws.

“Security Agreement” means that certain Guaranty and Security Agreement dated as of the Closing Date, made by Holdings, the other Credit Parties party thereto and each other Credit Party which joins and becomes bound by such agreement as “Guarantors” and/or “Grantors”, in favor of Collateral Agent and as amended, restated, supplemented or otherwise modified from time to time.

“Shares” means Class B Subordinate Voting Shares of the Company.

“Subordination Agreement” means each subordination or intercreditor agreement entered into for the purpose of subordinating Indebtedness or Liens to the Obligations, or subordinating the Obligations to any other Indebtedness or Liens, in form and substance reasonably requested by or acceptable to Purchasers, as applicable.

“Subsequent Credit Parties” means each Subsidiary of the Company, and each Subsidiary of each Borrower, whether existing on the Tranche 1-B Funding Date or joined to this Agreement and the Operative Documents under Section 7.11, Section 7.12 or Section 7.20, subsequent to the Tranche 1-B Funding Date other than the Excluded Subsidiaries, and “Subsequent Credit Party” means any such Person.

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“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of equity or voting securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control (or have the power to be or control) the general partner or other governing body of such limited liability company, partnership, association or other business entity. In the absence of designation to the contrary, reference to a Subsidiary or Subsidiaries shall be deemed to be a reference to Subsidiaries of the applicable Credit Party.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Title IV Plan” means any employee benefit plan (within the meaning of Section 3(3) of ERISA) subject to the provisions of Title IV of ERISA other than a Multiemployer Plan, as to which any Credit Party or any Subsidiary is making, or is obligated to make contributions, including as a result of being an ERISA Affiliate, or, during the preceding six calendar years, has made, or been obligated to make, contributions.

“Tranche 1 Advances” means, collectively, the Tranche 1-A Advance and the Tranche 1- B Advance, and each is a “Tranche 1 Advance”.

“Tranche 1-A Advance” means the aggregate amount funded by the applicable Purchasers to the Borrowers on the Closing Date, which shall equal $20,000,000.

“Tranche 1-A Notes” means the first priority senior secured convertible notes issued on the Closing Date by the Borrowers to the applicable Purchasers in the aggregate amount of the Tranche 1-A Advance, in substantially the form attached hereto as Exhibit A-1, as amended, modified, supplemented or restated from time to time, together with all notes issued in substitution or exchange therefor.

“Tranche 1-A Warrants” means, collectively, the Tranche 1-A(1) Warrants and Tranche 1-A(2) Warrants, and each is a “Tranche 1-A Warrant”.

“Tranche 1-A(1) Warrants” means the warrants to purchase Shares, issued on the Closing Date by the Company to the applicable Purchasers, representing in the aggregate thirty seven and one half percent (37.5%) coverage with respect to the Tranche 1-A Advance and with an exercise price equal to one hundred thirty percent (130%) of the Closing Base Price, in the form attached hereto as Exhibit B-1, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

“Tranche 1-A(2) Warrants” means the warrants to purchase Shares, issued on the Closing Date by the Company to the applicable Purchasers, representing in the aggregate twelve and one half percent (12.5%) coverage with respect to the Tranche 1-A Advance and with an exercise price equal to one hundred fifty percent (150%) of the Closing Base Price, in substantially the form attached hereto as Exhibit B-1, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

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“Tranche 1-B Advance” means the aggregate funding committed by the Purchasers to the Initial Borrowers on the Tranche 1-B Funding Date to be advanced by the Purchasers on the Tranche 1-B Funding Date, which funding shall equal $80,000,000.

“Tranche 1-B Funding Date” means the date on which the Tranche 1-B Advance is made, which date shall be no later than thirty (30) days after the Closing Date. For the avoidance of doubt, no interest shall accrue with respect to the Tranche 1-B Advance until it is funded.

“Tranche 1-B Notes” means the first priority senior secured convertible notes issued on the Tranche 1-B Funding Date by the Borrowers to the Purchasers in the aggregate amount of the Tranche 1-B Advance, in substantially the form attached hereto as Exhibit A-1, as amended, modified, supplemented or restated from time to time, together with all notes issued in substitution or exchange therefor.

“Tranche 1-B Warrants” means collectively, the Tranche 1-B(1) Warrants and Tranche 1-B(2) Warrants, and each is a “Tranche 1-B Warrant”

“Tranche 1-B(1) Warrants” means the warrants to purchase Shares, issued on the Tranche 1-B Funding Date by the Company to the Purchasers, representing in the aggregate thirty seven and one half percent (37.5%) coverage with respect to the Tranche 1-B Advance and with an exercise price equal to one hundred thirty percent (130%) of the Closing Base Price, in the form attached hereto as Exhibit B-1, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

“Tranche 1-B(2) Warrants” means the warrants to purchase Shares, issued on the Tranche 1-B Funding Date by the Company to the Purchasers, representing in the aggregate twelve and one half percent (12.5%) coverage with respect to the Tranche 1-B Advance and with an exercise price equal to one hundred fifty percent (150%) of the Closing Base Price, in substantially the form attached hereto as Exhibit B-1, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

“Tranche 1 Notes” means, collectively, the Tranche 1-A Notes and Tranche 1-B Notes.

“Tranche 1 Warrants” means, collectively, the Tranche 1-A(1) Warrants, Tranche 1-A(2) Warrants, Tranche 1-B(1) Warrants and Tranche 1-B(2) Warrants, and each is a “Tranche 1 Warrant”.

“Tranche 2 Advance” means the aggregate amount funded by the Purchasers to the Borrowers on the Tranche 2 Funding Date, which shall equal $25,000,000.

“Tranche 2 Funding Date” means the date on which the Tranche 2 Advance is made.

“Tranche 2 Notes” means the first priority senior secured convertible notes issued on the Tranche 2 Funding Date by the Borrowers to the Purchasers in the aggregate amount of the Tranche 2 Advance, in substantially the form attached hereto as Exhibit A-1, as amended, modified, supplemented or restated from time to time, together with all notes issued in substitution or exchange therefor.

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“Tranche 2 Warrants” means, collectively, the Tranche 2-A Warrants and Tranche 2-B Warrants, and each is a “Tranche 2 Warrant”.

“Tranche 2-A Warrants” means warrants to purchase Shares, issued by the Company on the Tranche 2 Funding Date to the Purchasers, representing in the aggregate thirty seven and one half percent (37.5%) coverage with respect to the Tranche 2 Advance and with an exercise price equal to one hundred thirty percent (130%) of the lesser of (a) the volume-weighted average trading price of the Shares for the twenty (20) consecutive trading days ending on the trading day prior to the Tranche 2 Funding Date (with the conversion from Canadian dollars (as reported by the CSE) to U.S. dollars being determined based on the exchange rate published by the Bank of Canada for the day immediately prior to the Tranche 2 Funding Date) and (b) the Closing Base Price, in substantially the form attached hereto as Exhibit B-1, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

“Tranche 2-B Warrants” means warrants to purchase Shares, issued by the Company on the Tranche 2 Funding Date to the Purchasers, representing in the aggregate twelve and one half percent (12.5%) coverage with respect to the Tranche 2 Advance and with an exercise price equal to one hundred fifty percent (150%) of the lesser of (a) the volume-weighted average trading price of the Shares for the twenty (20) consecutive trading days ending on the trading day prior to the Tranche 2 Funding Date (with the conversion from Canadian dollars (as reported by the CSE) to U.S. dollars being determined based on the exchange rate published by the Bank of Canada for the day immediately prior to the Tranche 2 Funding Date) and (b) the Closing Base Price, in substantially the form attached hereto as Exhibit B-1, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

“Tranche 3 Advance” means the aggregate amount funded by the Purchasers to the Borrowers on the Tranche 3 Funding Date, which shall equal $10,000,000.

“Tranche 3 Funding Date” means the date on which the Tranche 3 Advance is made.

“Tranche 3 Notes” means the first priority senior secured convertible notes issued on the Tranche 3 Funding Date by the Borrowers to the Purchasers in the aggregate principal amount of the Tranche 3 Advance, in substantially the form attached hereto as Exhibit A-1, as amended, modified, supplemented or restated from time to time, together with all notes issued in substitution or exchange therefor.

“Tranche 3 Warrants” means, collectively, the Tranche 3-A Warrants and Tranche 3-B Warrants, and each is a “Tranche 3 Warrant”.

“Tranche 3-A Warrants” means warrants to purchase Shares, issued by the Company on the Tranche 3 Funding Date to the Purchasers, representing in the aggregate thirty seven and one half percent (37.5%) coverage with respect to the Tranche 3 Advance and with an exercise price equal to one hundred thirty percent (130%) of the Accordion Base Price, in substantially the form attached hereto as Exhibit B-1, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

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“Tranche 3-B Warrants” means warrants to purchase Shares, issued by the Company on the Tranche 3 Funding Date to the Purchasers, representing in the aggregate twelve and one half percent (12.5%) coverage with respect to the Tranche 3 Advance and with an exercise price equal to one hundred fifty percent (150%) of the Accordion Base Price, in substantially the form attached hereto as Exhibit B-1, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

“Tranche 4 Advance” means the aggregate amount funded by the Purchasers to the Borrowers on the Tranche 4 Funding Date, which shall be $12,500,000.

“Tranche 4 Funding Date” means the Restatement Closing Date.

“Tranche 4 Replacement Warrants” means warrants to purchase Shares, issued by the Company on the Tranche 4 Funding Date to the Existing Purchasers, representing coverage in an aggregate amount of $8,437,500, with an exercise price equal to $0.26 per Share, in substantially form attached hereto as Exhibit B-3, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor. Such warrants will represent warrants to purchase 32,451,923 Shares in the aggregate ($8,437,500 divided by $0.26 per Share). The Tranche 4 Replacement Warrants may not be exercised prior to the 18-month anniversary of the Tranche 4 Funding Date, and shall be subject to cancellation under the terms thereof in connection with the Retail Cash Flow Milestone.

“Tranche 4 Warrants” means warrants to purchase Shares, issued by the Company on the Tranche 4 Funding Date to the Purchasers who participate in the Tranche 4 Advance, representing in the aggregate one hundred percent (100%) coverage with respect to the Tranche 4 Advance and with an exercise price equal to $0.26 per Share, in substantially the form attached hereto as Exhibit B-2, as amended, modified, supplemented or restated from time to time, together with all warrants issued in substitution or exchange therefor.

“Treehouse REIT” means Treehouse Real Estate Investment Trust.

“Treehouse REIT Documents” means that certain Management Agreement dated as of January 3, 2019, entered into by and among LCR Manager, LLC, a Delaware limited liability company, Treehouse Real Estate Investment Trust, Inc., a Maryland corporation and Le Cirque Rouge, LP, a Delaware partnership, that certain Limited Partnership Agreement dated as of January 3, 2019, and all other agreements, instruments and documents entered into in connection therewith as the same may be amended or modified or terms waived from time to time; provided, that any modification thereof or waiver requested or granted thereunder shall require the prior written consent of the Majority Holders.

“Treehouse REIT Transactions” means the sale of certain Credit Parties’ real property and leasehold interests to Treehouse REIT and simultaneous lease of such real property or leasehold back to such Credit Parties in accordance with the Treehouse REIT Documents.

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“Unencumbered Liquid Assets” means (a) the following assets which (i) are not the subject of any Lien or other arrangement with any creditor to have its claim satisfied out of the asset (or proceeds thereof) prior to the general creditors of the owner of the asset (other than Permitted Liens), (ii) are held solely in the name of a Credit Party (with no other Person having ownership rights therein), and (iii) may be converted to cash within five (5) days, and: (x) Cash Equivalents, (y) United States Treasury or governmental agency obligations which constitute full faith and credit of the United States of America, or (z) medium and long-term securities rated investment grade by Moody’s or S&P, and (b) any other assets which are otherwise acceptable to the Holders in their reasonable discretion.

“Unfunded Benefit Liabilities” means the excess of a Title IV Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Title IV Plan’s assets, determined in accordance with the actuarial assumptions used by the Title IV Plan’s actuaries for Title IV Plan funding purposes for the applicable plan year.

“United States” and “U.S.” each means the United States of America and political subdivisions thereof.

“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501(a) under Regulation D.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“U.S. Securities Laws” means the United States federal securities laws, including, without limitation, the U.S. Securities Act and the U.S. Exchange Act, and applicable state securities laws.

“Virginia Subsidiaries” means, collectively, PharmaCann Virginia LLC.

“Warrants” means, collectively, the Tranche 1 Warrants, Tranche 2 Warrants, Tranche 3 Warrants, Tranche 4 Warrants, Tranche 4 Replacement Warrants, Incremental Warrants and Incremental Replacement Warrants, and each is a “Warrant”.

“Warrant Shares” means the Shares of the Company issuable upon exercise of the Warrants.

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Table of Defined Terms

Additional Mortgage	Section 7.12(c)
Agent-Related Persons	Section 10.2
Agreement	Preamble
Anti-Terrorism Laws	Section 5.22
Collateral Agent	Section 10.8, Preamble
Commitment Period	Section 2.2(f)(i)
Committed Amount	Section 2.2(f)(i)
Company	Preamble
Company Historical Financial Statements	Section 5.12(a)
Compliance Certificate	Section 7.2(b)
Debt Offering	Section 7.16
Default Rate	Section 9.1
Dilutive Interests	Section 8.22(a)
Dilutive Issuance	Section 8.22(b)
Disposition	Section 8.3
Down Round	Section 8.22(a)
Down-Round Price Reset	Section 8.22(a)
Environmental Permits	Section 5.13
Event of Default	Section 9.1
Excluded Issuances	Section 8.22(a)
Executive Order	Section 5.22
Incremental Purchasers	Section 2.2(f)(i)
Indemnitee	Section 11.18
Initial Borrower	Preamble
Initial Borrowers	Preamble
Initial Commitment Period	Section 2.2(f)(i)
Investments	Section 8.5
Last Audited Financial Statements	Section 5.12(a)
Last Unaudited Financial Statements	Section 5.12(a)
New Subsidiary	Section 7.12(a)
Observer	Section 7.18
OFAC	Section 5.22
Original Agreement	Recitals
Originating Holder	Section 11.3(a)
Other Payments	Section 9.1
Outside Incremental Funding Date	Section 2.2(f)(i)
Participant	Section 11.3(a)
Participant Register	Section 11.3
Permitted Liens	Section 8.1
Pre-Emptive Right Offer	Section 8.22(b)
Pro Forma Balance Sheet	Section 5.12(d)
Regulatory Disclosure Requirement	Section 7.17
Reinvestment Period	Section 8.3(D)
Restricted Account	Section 4.4(k)
Restricted Payments	Section 8.10
Securities	Section 11.9(a)
Standstill Period	Section 4.2(h)(3)
Subsidiary Sales	Section 8.3(B)(i)
Turnaround Plan	Section 7.21(b)
USA Patriot Act	Section 5.22

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Accounting Principles. Calculations and determinations of financial and accounting terms used and not otherwise specifically defined under this Agreement (including the Exhibits hereto) shall be made and determined, both as to classification of items and as to amount, in accordance with GAAP or IFRS, as applicable. If any changes in accounting principles or practices from GAAP or IFRS, as applicable, are occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or agencies with similar functions) with respect to GAAP, and the International Accounting Standards Board with respect to IFRS, which results in a change in the method of accounting in the calculation of financial covenants, standards or terms contained in this Agreement or any other Operative Document, the parties hereto agree to enter into negotiations to amend such provisions so as equitably to reflect such changes to the end that the criteria for evaluating financial and other covenants, financial condition and performance will be the same after such changes as they were before such changes; and if the parties fail to agree on the amendment of such provisions, Credit Parties shall continue to provide calculations for all financial covenants, perform all financial covenants and otherwise observe all financial standards and terms in the Operative Documents in accordance with GAAP or IFRS, as applicable, as in effect immediately prior to such changes.

1.2 Other Definitional or Interpretive Provisions.

(a) Unless otherwise noted, all references to currency shall be United States dollars and all payments contemplated herein shall be paid in United States funds, by certified check, bank draft or wire transfer of immediately available funds.

(b) Whenever the context so requires, the neuter gender includes the masculine and feminine, the singular number includes the plural, and vice versa. The words “include,” “includes” and “including” shall in any event be deemed to be followed by the phrase “without limitation.”

(c) All references in this Agreement to “this Agreement”, “herein”, “hereunder”, “hereof” shall be deemed to refer to this Agreement and the Exhibits hereto (including their annexes) unless the context requires otherwise. All references in this Agreement to Articles, Sections, Exhibits and Annexes shall be construed to refer to Articles and Sections of, and Exhibits and Annexes to, this Agreement unless the context requires otherwise. Unless the context otherwise requires, all references in this Agreement to Schedules shall be construed to refer to the disclosure schedules delivered by the Company to Purchasers on the Restatement Closing Date pursuant to the Disclosure Letter on or prior to the Restatement Closing Date. Any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein or in any other Operative Document).

(d) Except as otherwise provided herein, any reference to a statute refers to the statute or any successor thereto, in each case as amended, reformed or modified from time to time and to all rules and regulations promulgated under or implementing the statute as in effect at the relevant time and a reference to a specific provision of a statute, rule or regulation includes any successor provision or provisions.

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ARTICLE II

AUTHORIZATION AND SALE OF SECURITIES.

2.1 Authorization. Prior to the Closing, the Company and Holdings will authorize the issuance and sale of the Notes and Warrants to the Purchasers, in the amounts provided in Section 2.2.

2.2 Sale of the Securities to the Purchaser; Changes to Securities Upon Occurrence of Certain Events; Commitments.

(a) Tranche 1-A. Subject to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the Credit Parties set forth herein and in the other Operative Documents, at the Closing, the Borrowers shall sell to the Purchasers the Tranche 1-A Notes and the Company shall sell the Tranche 1-A Warrants to the Purchasers, respectively, for an aggregate amount equal to the Tranche 1-A Advance.

(b) Tranche 1-B. Subject to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the Credit Parties set forth herein and in the other Operative Documents, on the Tranche 1-B Funding Date, the Borrowers shall sell to the Purchasers the Tranche 1-B Notes and the Company shall sell the Tranche 1-B Warrants to the Purchasers, respectively, for an aggregate amount equal to the Tranche 1-B Advance.

(c) Tranche 2. Subject to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the Credit Parties set forth herein and in the other Operative Documents, on the Tranche 2 Funding Date, the Borrowers shall sell to the Purchasers Tranche 2 Notes with an aggregate principal amount equal to the Tranche 2 Advance, and the Company shall sell the Tranche 2 Warrants to the Purchasers in proportion to the Tranche 2 Advance, respectively, for an aggregate amount equal to the Tranche 2 Advance.

(d) Tranche 3. Subject to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the Credit Parties set forth herein and in the other Operative Documents, on the Tranche 3 Funding Date, the Borrowers shall sell to the Purchasers Tranche 3 Notes with an aggregate principal amount equal to the Tranche 3 Advance, and the Company shall sell the Tranche 3 Warrants to the Purchasers in proportion to the Tranche 3 Advance, respectively, for an aggregate amount equal to the Tranche 3 Advance.

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(e) Tranche 4. Subject to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the Credit Parties set forth herein and in the other Operative Documents, on the Tranche 4 Funding Date, (x) the Borrowers shall issue to the Purchasers the Amended and Restated Notes, (y) the Company shall issue the Tranche 4 Warrants to the Purchasers participating in the Tranche 4 Advance, and (z) the Company shall issue to the Existing Purchasers the Tranche 4 Replacement Warrants, for an aggregate funded amount equal to the Tranche 4 Advance. The Existing Purchasers and the Credit Parties agree that the Tranche 4 Replacement Warrants issued on the Tranche 4 Funding Date are, among other consideration, consideration for the amendments agreed upon by the Existing Purchasers on the Restatement Closing Date. Effective upon funding the Tranche 4 Advance,

(i) Twelve and one half percent (12.5%) of each of the Existing Warrants shall be deemed cancelled, on a pro rata basis with respect to all Existing Warrants in proportion to the dollar coverage of the applicable tranche of each such Existing Warrant, as set forth on Schedule 1.1(d); and

(ii) the Existing Notes shall be amended and restated in substantially the form attached hereto as Exhibit A-2, which Amended and Restated Notes shall also reflect the principal amount and other terms of the Tranche 4 Advance;

The changes to securities issued under this Agreement resulting from the amendments described in this Section 2.2(e) are set forth on Schedule 1.1(d), and the provisions of this Section 2.2(e) shall control over any inconsistency with the applicable Notes or Warrants.

(f) Incremental Advances; Commitments.

(i) Subject to the capital requirements of the Company set out in the Turnaround Plan and Interim Budget, as applicable, the Gotham Purchasers shall use commercially reasonable efforts to fund, or form a syndicate of Gotham Purchasers, Related Funds and other Persons approved by the Gotham Purchasers that will commit to fund (collectively, the “Incremental Purchasers”), up to $150,000,000 in the aggregate in connection with the Tranche 4 Advance and all Incremental Advances. During the ninety (90)-day period after the Restatement Closing Date (the “Initial Commitment Period”), the Gotham Purchasers may from time to time notify the Company in writing of the amount the Incremental Purchasers are committing to fund in Incremental Advances and the outside date by which each such Incremental Advance shall be funded to the Borrowers subject to the terms and conditions set out in Section 4.5, which outside date shall be no more than 21 days from the date of such notice (the aggregate of the Tranche 4 Advance plus all committed amounts as of any date is the “Committed Amount” and the outside date set out in any such notification being an “Outside Incremental Funding Date”). The Gotham Purchasers may commit but shall not be required to fund any amount if the Interim Budget or Turnaround Plan, as applicable, does not indicate a need for such capital, which assessment shall for the avoidance of doubt account for the ability of the Credit Parties to comply with their obligations under the Operative Documents, the Hankey Loan Documents and any other obligations to which they are subject and not restricted from being incurred pursuant to the Operative Documents. If the Committed Amount reaches an amount that is greater than or equal to $50,000,000 during the Initial Commitment Period, then the Initial Commitment Period shall automatically be extended by another ninety (90) days (such periods are referred to interchangeably and collectively as the “Commitment Period”), such that the Commitment Period would end on the date that is one hundred eighty (180) days after the Restatement Closing Date.

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(ii) During the Commitment Period, the Company and the Borrowers must accept a Committed Amount of up to $125,000,000 (inclusive of the Tranche 4 Advance) in the form of up to $105,000,000 of Incremental Advances from the Purchasers (which may be funded after the Commitment Period but no later than the applicable Outside Incremental Funding Date provided for in Section 2.2(f)(i) in accordance with Section 4.5), and shall issue Incremental Notes, Incremental Warrants and Incremental Replacement Warrants, and perform such other actions required in connection with issuing such securities in accordance with this Section 2.2(f), Section 4.5 and the other terms and conditions of the Operative Documents (unless otherwise waived by the Purchasers). Each Incremental Advance other than the first Incremental Advance shall equal or exceed $15,000,000 in the aggregate with respect to the gross principal amount funded by the Incremental Purchasers funding such Incremental Advance (for the avoidance of doubt, without accounting for netting out fees and expenses which are payable under the Operative Documents). If the aggregate Committed Amount (inclusive of the Tranche 4 Advance) exceeds $125,000,000 during the Commitment Period, the Borrowers may reject any portion of the Committed Amount which is in excess of $125,000,000 by notifying the Gotham Purchasers in writing no later than five (5) days after delivery of the Gotham Purchasers’ notice to the Borrowers reflecting a Committed Amount (inclusive of the Tranche 4 Advance) in excess of $125,000,000. The Borrowers’ failure to reject any such Committed Amount in such timeframe shall evidence their acceptance thereof.

(iii) If the aggregate Tranche 4 Advance and Incremental Advances committed during the Commitment Period reaches $100,000,000 or more, then:

(A) in the event that the Borrowers (x) have not elected to exercise their right to extend the Initial Maturity Date (as defined in the Notes) to the Extended Maturity Date (as defined in the Notes), the Purchasers shall have up to three (3) options to extend the Maturity Date (as defined in the Notes), with the first option being a three (3)-year extension option, and the second and third options each being one (1)-year extension options, and (y) have elected to exercise their right to extend the Initial Maturity Date (as defined in the Notes) to the Extended Maturity Date (as defined in the Notes), the Purchasers shall have up to three (3) options to extend the Maturity Date (as defined in the Notes), with the first option being a two (2)-year extension option, and the second and third options each being one (1)-year extension options. Such options to extend the Maturity Date may be exercised unilaterally as to and on behalf of all Purchasers (and not less than all Purchasers) and as to all outstanding Notes (and not less than all outstanding Notes) by the Gotham Purchasers, in each case by providing written notice to the Company at least ninety (90) days prior to the Initial Maturity Date or Extended Maturity Date, as applicable, or prior to the then applicable Maturity Date, if the Maturity Date has been previously extended pursuant to the exercise of any such extension option by the Gotham Purchasers on behalf of the Purchasers. If any such extension option is exercised, the term “Maturity Date” as used in the Notes and this Agreement shall refer to the extended maturity date resulting from such extension; and

(B) in the Gotham Purchasers’ sole option, the Notes may be amended by the Gotham Purchasers unilaterally such that, notwithstanding anything to the contrary in the Notes or any other Operative Document, the Principal Amount of the Notes may not be prepaid for any reason or at any time without the Gotham Purchasers’ prior written consent. Such option may be exercised by the Gotham Purchasers providing written notice to the Company.

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(iv) Subject to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the Credit Parties set forth herein and in the other Operative Documents, on each Incremental Funding Date, (x) the Borrowers shall issue to the Purchasers participating in such Incremental Advance the Incremental Notes in a principal amount equal to such Incremental Advance, (y) the Company shall issue the Incremental Warrants to the Purchasers participating in such Incremental Advance issuable in connection with such Incremental Advance (in accordance with the definition of Incremental Warrants), and (z) the Company shall issue to the Existing Purchasers the Incremental Replacement Warrants issuable in connection with such Incremental Advance (in accordance with the definition of Incremental Replacement Warrants), for an aggregate funded amount equal to such Incremental Advance. The Existing Purchasers and the Credit Parties agree that the Incremental Replacement Warrants issued on each Incremental Funding Date are, among other consideration, consideration for the amendments agreed upon by the Existing Purchasers on the Restatement Closing Date. Effective upon funding each Incremental Advance,

(A) a fraction of the Existing Warrants equal to the relevant Incremental Advance divided by $100,000,000 shall be deemed cancelled, on a pro rata basis with respect to all Existing Warrants in proportion to the dollar coverage of the applicable tranche of each such Existing Warrant, until all Existing Warrants are cancelled (for clarity, all Existing Warrants would be cancelled only if and when the aggregate amount of the Tranche 4 Advance and the Incremental Advances equals or exceeds $100,000,000), all as described on Schedule 1.1(d); and

(B) as set forth in Section 4.3 of the Amended and Restated Notes, a fraction of the Fully Accreted Existing Notes Principal under the Amended and Restated Notes then outstanding equal to the relevant Incremental Advance divided by $100,000,000 shall be deemed amended such that the Conversion Price for such fraction of the Fully Accreted Existing Notes Principal shall be (1) with respect to the first Incremental Advance, $0.26, and (2) with respect to each other Incremental Advance, the Restatement Conversion Price calculated as of the applicable Incremental Funding Date, with each such amendment applying to the Fully Accreted Existing Notes Principal on a pro rata basis as set forth in Section 4.3 of the Amended and Restated Notes. When the aggregate amount of the Tranche 4 Advance and Incremental Advances equals or exceeds $100,000,000, the remainder of the Fully Accreted Existing Notes Principal (that is, with respect to the remainder of the Fully Accreted Existing Notes Principal which has not yet been amended under this Section 2.2(f)(iv)(B)), would be amended as set forth in this Section 2.2(f)(iv)(B).

For example, if the Incremental Advance is $15,000,000, then 15% of the Existing Warrants would be cancelled, and 15% of the Fully Accreted Existing Notes Principal would be deemed amended such that the Conversion Price becomes the Restatement Conversion Price calculated as of the applicable Incremental Funding Date. The changes to securities issued under this Agreement resulting from the amendments described in this Section 2.2(f) shall be set forth on Schedule 1.1(d), which shall be updated by the Gotham Purchasers, the Company and Borrowers in connection with each Incremental Advance.

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ARTICLE III

CLOSING; DELIVERY.

3.1 Closing. The Closing was held at the offices of Honigman LLP, located at 2290 First National Building, 660 Woodward Avenue, Detroit, Michigan 48226, on the Closing Date, at 10:00 a.m., local time, or at such other time, date and place as may be agreed to in writing by the Company and the Purchasers.

3.2 Delivery; Advances.

(a) At the Closing, the Initial Borrowers and the Company delivered the Tranche 1-A Notes and Tranche 1-A Warrants, respectively, and on the Closing Date, the Purchasers paid the Tranche 1-A Advance to the Initial Borrowers and the Company by wire transfer to accounts designated by the Initial Borrowers and the Company prior to the Closing. On the Tranche 1-B Funding Date, subject to the terms and conditions herein, (i) the Borrowers and the Company delivered the Tranche 1-B Notes and Tranche 1-B Warrants, respectively, and (ii) the Purchasers paid the Tranche 1-B Advance to the Borrowers and the Company by wire transfer to accounts designated by the Borrowers and the Company prior to the Closing. On the Tranche 2 Funding Date, subject to the terms and conditions herein, (x) the Borrowers and the Company delivered the Tranche 2 Notes with an aggregate principal amount equal to the Tranche 2 Advance, and Tranche 2 Warrants with respect to the Tranche 2 Advance, respectively, and (y) the Purchasers paid the Tranche 2 Advance to the Borrowers and the Company by wire transfer to accounts designated by the Borrowers and Company prior to the Tranche 2 Funding Date. On the Tranche 3 Funding Date, subject to the terms and conditions herein, (I) the Borrowers and the Company delivered the Tranche 3 Notes with an aggregate principal amount equal to the Tranche 3 Advance, and Tranche 3 Warrants with respect to the Tranche 3 Advance, respectively, and (II) the Purchasers paid the Tranche 3 Advance to the Borrowers and the Company by wire transfer to accounts designated by the Borrowers and Company prior to the Tranche 3 Funding Date. On the Tranche 4 Funding Date, subject to the terms and conditions herein, (A) the Borrowers and the Company will deliver the Amended and Restated Notes, Tranche 4 Warrants and Tranche 4 Replacement Warrants, respectively, and (B) the Purchasers who participate in the Tranche 4 Advance will pay the Tranche 4 Advance to the Borrowers and the Company by wire transfer to accounts designated by the Borrowers and the Company prior to the Tranche 4 Funding Date. On each Incremental Funding Date, subject to the terms and conditions herein, (A) the Borrowers and the Company will deliver the Incremental Notes, Incremental Warrants and Incremental Replacement Warrants, respectively, corresponding to the Incremental Advance then funded, and (B) the Purchasers participating in the relevant Incremental Advance will pay the relevant Incremental Advance to the Borrowers and the Company by wire transfer to accounts designated by the Borrowers and the Company prior to the relevant Incremental Funding Date.

(b) The Company and the Purchasers agree as between the Company and the Purchasers, that the fair market value of (i) the Tranche 1 Warrants and the rights to acquire the Tranche 2 Warrants, Tranche 3 Warrants and Tranche 4 Warrants in the aggregate is equal to $400,000 and (ii) the Incremental Warrants will be agreed upon in good faith by the Company and the Collateral Agent, as agent for the Purchasers, at the time of their issuance. The Company and the Purchasers further agree that, pursuant to Treas. Reg. § 1.1273-2(h), $400,000 of the issue price of the investment unit consisting of (a)(i) the Tranche 1-A Notes and (ii) the Tranche 1-B Notes, on the one hand, and (b)(i) the Tranche 1 Warrants and (ii) the rights to acquire the Tranche 2 Warrants, Tranche 3 Warrants and Tranche 4 Warrants, on the other hand, will be allocable to the Tranche 1 Warrants and the right to acquire the Tranche 2 Warrants, Tranche 3 Warrants and Tranche 4 Warrants. The Company and the Purchasers further agree that, pursuant to Treas. Reg. § 1.1273-2(h), the agreed-upon portion of the issue price of the investment unit consisting of (i) the Incremental Notes and (ii) the Incremental Warrants will be allocable to the Incremental Warrants. The Company and the Purchasers shall prepare and file all Tax and information reports in a manner consistent with the foregoing allocation and shall not take any position on any Tax return, before any Governmental Authority or in any proceeding relating to Taxes that is inconsistent with such allocation unless required by a determination within the meaning of Section 1313(a) of the Code. The Company and the Purchasers shall use commercially reasonable efforts to defend such allocation in any such tax proceeding.

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ARTICLE IV

CONDITIONS TO FUNDING BY THE PURCHASERS

4.1 Closing Date and Tranche 1-A Advance. The obligation of the Purchasers to make the Tranche 1-A Advance is subject to the fulfillment at or prior to the Closing, as provided below, of each of the following conditions, in each case, in a manner, form and substance reasonably satisfactory to the Purchasers:

(a) Notes. The Initial Borrowers and the Company shall have executed and delivered the Tranche 1-A Notes to the Purchasers on or before the Closing Date.

(b) Warrants. The Company shall have executed and delivered the Tranche 1- A Warrants to the Purchasers on or before the Closing Date.

(c) Other Operative Documents. The Company and, to the extent applicable, the Credit Parties, shall have executed and delivered to the Purchasers the Fee Letter, the Security Agreement, the Company Security Agreements, the Collateral Assignment of Material Agreements, the Intercompany Note, and the Perfection Certificate, in each case on or before the Closing Date.

(d) Officer’s Certificate. The Initial Credit Parties shall deliver to the Purchasers a certificate executed by a Responsible Officer of each Credit Party, on or before the Closing Date, certifying as to (a) the fulfillment of the conditions specified in Sections 4.1(j), (l), (m), (o), (p) and (q), (b) the absence of Defaults or Events of Default, and (c) such other matters as the Purchasers shall request.

(e) Good Standing Certificates. The Initial Credit Parties shall have delivered to the Purchasers on or before the Closing Date good standing certificates from the Secretary of State (or other applicable governmental authority) of the State of their incorporation or organization and each other material jurisdiction in which such Initial Credit Parties are qualified to do business as a foreign entity, in each case as of a recent date prior to the Closing Date.

(f) Secretary’s Certificates. Each Initial Credit Party shall have delivered to the Purchasers copies of each of the following on or before the Closing Date, in each case, certified to be in full force and effect on the Closing Date by the general partner, secretary, assistant secretary or other officer or manager of such Initial Credit Party and in form and substance satisfactory to the Purchasers:

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(i) the certificate of incorporation or certificate of formation, as applicable, of such Initial Credit Party as of the Closing, certified by the Secretary of State of the State under the laws of which such Initial Credit Party is incorporated or organized as of a recent date prior to the Closing Date;

(ii) the limited partnership agreement, by-laws or operating agreement, as applicable, of such Initial Credit Party as of the Closing Date; and

(iii) resolutions of the general partner, board of directors and/or board of managers, and, if necessary, the resolution of the partners, stockholders or members, as applicable, of such Initial Credit Party, authorizing the execution, delivery and performance of the Operative Documents to which such Initial Credit Party is a party and the transactions contemplated hereby.

(g) Delivery of Pledged Shares. The Company shall have delivered to the Collateral Agent the original certificates representing the pledged securities as required under the Company Security Agreements.

(h) Letter of Direction. The Company shall have executed and delivered to the Purchasers on or before the Closing Date letters of direction providing payment instructions with regard to the amounts payable by Purchasers in cash pursuant to Section 2.2.

(i) Solvency Matters. The Company shall have delivered to the Purchasers on or before the Closing Date a solvency certificate executed by the chief financial officer of the Initial Credit Parties, dated the Closing Date and in a form and substance reasonably acceptable to the Purchasers.

(j) Financial Performance. No change in the financial condition or operations of any Initial Credit Party, shall have occurred since the date of the Last Audited Financial Statements which could reasonably be expected to have a Material Adverse Effect, as determined by the Purchasers in their reasonable discretion.

(k) Legal Opinion. The Initial Credit Parties shall have delivered to the Purchasers on or before the Closing Date opinions of Raines Feldman LLP, U.S. counsel to the Credit Parties, and Cassels Brock & Blackwell LLP, as Canadian counsel to the Credit Parties, in each case addressed to the Purchasers dated as of the Closing Date in a form and substance acceptable to the Purchasers and their counsel.

(l) Representations and Warranties. The representations and warranties of the Initial Credit Parties contained in ARTICLE V hereof and in the other Operative Documents shall be true and correct when made, and shall be true and correct as of the Closing Date as if made on the Closing Date (except to the extent expressly made as of a prior date, in which case such representations and warranties shall be true and correct as of such earlier date).

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(m) Performance. All covenants, agreements and conditions of the Initial Credit Parties contained in the Operative Documents to be performed or complied with by the Initial Credit Parties at or prior to the Closing Date, shall have been performed or complied with or otherwise waived in writing by the Purchasers.

(n) Proceedings and Documents. (i) All corporate and other proceedings in connection with the transactions contemplated by the Operative Documents, and all agreements, documents and instruments incident to such transactions, shall be reasonably satisfactory in form and substance to the Purchasers, and (ii) the Purchasers shall have received at or prior to the Closing certified, executed copies of all such legal documents or proceedings taken in connection with the consummation of the transactions as the Purchasers shall have reasonably requested.

(o) Qualifications. All authorizations, approvals or permits of, or filings with any Governmental Authority that are required by Law in connection with the lawful sale and issuance of the Notes and Warrants shall have been duly obtained by the Initial Credit Parties, and shall be effective on and as of the Closing.

(p) Consents. Each Initial Credit Party shall have received on or before the Closing Date in writing any consents required of third parties for the consummation of the transactions contemplated by the Operative Documents pursuant to any Law, contract, agreement or instrument by which such Initial Credit Party is bound or to which either of them is subject.

(q) Expenses. The Company shall have paid to the Purchasers all fees, costs and expenses that the Company is obligated to pay as of the Closing Date pursuant to Section 7.14.

(r) Other Documents. Such other approvals, operations, documents or materials as the Purchasers may reasonably request.

4.2 Tranche 1-B Advance. The Purchasers shall make the Tranche 1-B Advance, subject to the fulfillment on or prior to the Tranche 1-B Funding Date of each of the following conditions, in each case, in a manner, form and substance reasonably satisfactory to the Purchasers:

(a) The Credit Parties shall have caused the Subsequent Credit Parties to satisfy the requirements applicable to Subsequent Credit Parties under Section 7.20;

(b) The representations and warranties of the Credit Parties contained in ARTICLE V hereof and in the other Operative Documents shall be true and correct as of the applicable Funding Date as if made on the applicable Funding Date (except to the extent expressly made as of a prior date, in which case such representations and warranties shall be true and correct as of such earlier date), with exceptions to the foregoing being disclosed to the Purchasers in the form of updated Schedules to this Agreement; provided that any such exception does not represent a change occurring since the Closing Date, or an event or circumstance which the Credit Parties failed to disclose in the Schedules hereto on the Closing Date, that in either event has resulted or could reasonably be expected to result in a Material Adverse Effect;

(c) No Event of Default shall have occurred and be continuing, or would result from, the making of the applicable Advance or from the application of proceeds therefrom;

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(d) The Credit Parties shall execute and deliver to the Purchasers an updated Perfection Certificate on or before the Tranche 1-B Funding Date;

(e) the Borrowers shall have executed and delivered Tranche 1-B Notes to the Purchasers;

(f) the Company shall have executed and delivered the Tranche 1-B Warrants to the Purchasers on or before the Tranche 1-B Funding Date; and

(g) The Company and the other Borrowers shall have executed and delivered to the Purchasers a certificate executed by a Responsible Officer of the Company and the other Borrowers, dated as of the Tranche 1-B Funding Date, as to the satisfaction of the applicable conditions set forth in this Section 4.2.

(h) Notwithstanding anything to the contrary contained herein or in any other Operative Document, in the event the Purchasers fail to fund the Tranche 1-B Advance on or before the Tranche 1-B Funding Date, the following provisions shall apply:

(1)	The covenants and agreements contained in Sections 7.16, 7.18, 7.19(a), and all of ARTICLE VIII other than Sections 8.1-8.4, 8.10, 8.12, 8.20 and 8.21, shall be deemed null, void and of no further force or effect;

(2)	The Company shall have the right, in its sole discretion and at any time and from time to time, to prepay the Obligations in whole or in part without premium or penalty; and

(3)	For a period of ninety (90) days from such Tranche 1-B Funding Date (such period, the “Standstill Period”) the Purchasers and Holders agree to forbear and shall not exercise or enforce any rights or remedies under this Agreement or any other Operative Document during such Standstill Period.

4.3 Tranches 2 and 3 Advances. The Purchasers shall make the Tranche 2 Advance and Tranche 3 Advance subject to the fulfillment on or prior to the applicable Funding Date of each of the following conditions, as applicable to each such Advance, in each case, in a manner, form and substance reasonably satisfactory to the Purchasers:

(a) The Tranche 3 Funding Date shall be no later than thirty (30) days after the Second Amendment Effective Date, subject in any event to the conditions set forth in all subsections of Section 4.3 which are applicable to all Advances or specifically to the Tranche 3 Advance;

(b) The Borrowers and the Company, respectively, shall have delivered the Tranche 2 Notes and Tranche 2 Warrants to the Purchasers on the Tranche 2 Funding Date, and the Tranche 3 Notes and Tranche 3 Warrants to the Purchasers on the Tranche 3 Funding Date;

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(c) The representations and warranties of the Credit Parties contained in ARTICLE V hereof and in the other Operative Documents shall be true and correct as of the applicable Funding Date as if made on the applicable Funding Date (except to the extent expressly made as of a prior date (other than the Closing Date, which shall be read to be the Funding Date), in which case such representations and warranties shall be true and correct as of such earlier date), with exceptions to the foregoing being disclosed to the Purchasers in the form of updated Schedules to this Agreement; provided that any such exception does not represent a change occurring since the Closing Date, or an event or circumstance which the Credit Parties failed to disclose in the Schedules hereto on the Closing Date, that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(d) Each Credit Party shall have performed and complied with all of the terms, covenants, agreements and conditions to be performed or complied with by it on or prior to the applicable Funding Date (other than any failure to perform or comply with such terms, covenants, agreements and conditions which the Purchasers have waived in writing), and, to the extent that any schedules hereto are incomplete or inaccurate as of the applicable Funding Date, the Credit Parties shall deliver updated schedules;

(e) No Default or Event of Default shall have occurred and be continuing, or would result from, the making of the applicable Advance or from the application of proceeds therefrom;

(f) To the extent that the Perfection Certificate last delivered to Purchasers by the Credit Parties is incomplete or inaccurate as of the applicable Funding Date, the Credit Parties shall execute and deliver to the Purchasers an updated Perfection Certificate on or before the applicable Funding Date;

(g) The Company and the other Borrowers shall have executed and delivered to the Purchasers a certificate executed by a Responsible Officer of the Company and the other Borrowers, dated as of the applicable Funding Date, as to the satisfaction of the applicable conditions set forth in this Section 4.3; and

4.4 Tranche 4 Advance. The Purchasers shall make the Tranche 4 Advance subject to the fulfillment of each of the following conditions on or prior to the Tranche 4 Funding Date in a manner, form and substance reasonably satisfactory to the Gotham Purchasers:

(a) The CRO shall have been duly appointed as an officer of the Company and its Subsidiaries, effective on or prior to the Restatement Closing Date, and be serving in such capacity as of such date;

(b) The Borrowers and the Company shall have delivered the Fee Letter and Interest Escrow Agreement to the Purchasers, duly executed by the Borrowers and the Company, on or prior to the Restatement Closing Date;

(c) The Borrowers and the Company, respectively, shall have delivered on the Tranche 4 Funding Date the Amended and Restated Notes and Tranche 4 Warrants, duly executed by the Borrowers and the Company, respectively, to the Purchasers who fund the Tranche 4 Advance;

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(d) The Company shall have delivered on the Tranche 4 Funding Date the Tranche 4 Replacement Warrants to the Existing Purchasers on a pro rata basis with respect to the Funded Amount of the Existing Notes then held by such Existing Purchasers (as of immediately prior to the issuance of the Amended and Restated Notes);

(e) The Credit Parties shall have delivered the Reaffirmation Agreement to the Holders and the Collateral Agent, duly executed by the Credit Parties, on or prior to the Restatement Closing Date;

(f) The Credit Parties shall have delivered to the Purchasers copies of each of the following on or before the Restatement Closing Date, in each case, certified to be in full force and effect on the Restatement Closing Date or unchanged since the last copy certified as required under this Agreement, in each case by the general partner, secretary, assistant secretary or other officer or manager of such Credit Party and in form and substance satisfactory to the Purchasers:

(i) the certificate of incorporation or certificate of formation, as applicable, of such Credit Party as of the Restatement Closing Date, certified by the Secretary of State of the State under the laws of which such Credit Party is incorporated or organized as of a recent date prior to the Restatement Closing Date;

(ii) the limited partnership agreement, by-laws or operating agreement, as applicable, of such Credit Party as of the Restatement Closing Date; and

(iii) resolutions of the general partner, board of directors and/or board of managers, and, if necessary, the resolution of the partners, stockholders or members, as applicable, of such Credit Party, authorizing the execution, delivery and performance of the Operative Documents to which such Credit Party is a party and the transactions contemplated hereby.

(g) The representations and warranties of the Credit Parties contained in ARTICLE V hereof and in the other Operative Documents shall be true and correct as of the Restatement Closing Date as if made on the Restatement Closing Date (except to the extent expressly made as of a prior date (other than the Closing Date, which shall be read to be the Restatement Closing Date), in which case such representations and warranties shall be true and correct as of such earlier date), with exceptions to the foregoing being disclosed to the Purchasers in the form of updated Schedules to this Agreement; provided that any such exception does not represent a change occurring since the Closing Date, or an event or circumstance which the Credit Parties failed to disclose in the Schedules hereto on the Closing Date, that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(h) Each Credit Party shall have performed and complied with all of the terms, covenants, agreements and conditions to be performed or complied with by it on or prior to the Restatement Closing Date (other than any failure to perform or comply with such terms, covenants, agreements and conditions which the Purchasers have waived in writing), and, to the extent that any schedules hereto are incomplete or inaccurate as of the Restatement Closing Date, the Credit Parties shall deliver updated schedules;

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(i) No Default or Event of Default shall have occurred and be continuing (in the case of a Default under Section 7.19(a), assuming that the Tranche 4 Advance has been made), or would result from, the making of the Tranche 4 Advance or from the application of proceeds therefrom;

(j) To the extent that the Perfection Certificate last delivered to Purchasers by the Credit Parties is incomplete or inaccurate as of the Restatement Closing Date, the Credit Parties shall execute and deliver to the Purchasers an updated Perfection Certificate on or before the Restatement Closing Date;

(k) The Company and the other Borrowers shall have executed and delivered to the Purchasers a certificate executed by a Responsible Officer of the Company and the other Borrowers, dated as of the Restatement Closing Date, as to the satisfaction of the applicable conditions set forth in this Section 4.4; and

(l) The Tranche 4 Advance shall be funded into an account owned by a Borrower which is subject to a Control Agreement in form and substance reasonably acceptable to the Collateral Agent for the purpose of holding the Tranche 4 Advance and Incremental Advances and disbursing the proceeds thereof only in accordance with the Interim Budget or Turnaround Plan, as applicable (the “Restricted Account”), subject to the Interest Escrow Agreement.

4.5 Incremental Advances. No later than each Outside Incremental Funding Date, the Incremental Purchasers shall make the respective Incremental Advance subject to the fulfillment on or prior to the applicable Incremental Funding Date of each of the following conditions, as applicable to each such Incremental Advance, in each case, in a form and substance reasonably satisfactory to the Gotham Purchasers:

(a) Prior to the second Incremental Advance, the Turnaround Plan shall have been approved by the board of directors of the Company and the Gotham Purchasers, acting reasonably, and not been withdrawn or amended without the Gotham Purchasers’ prior written consent, not to be unreasonably withheld or delayed, and prior to any other Incremental Advance, the Company shall have provided evidence satisfactory to the Gotham Purchasers, acting reasonably, that the Turnaround Plan has been and is being implemented and that the Credit Parties have not expended proceeds of any Incremental Advance other than in accordance with the Interim Budget or Turnaround Plan, as applicable (for the avoidance of doubt, finalization and approval of the Turnaround Plan are not conditions to the Purchasers making the first Incremental Advance);

(b) The Borrowers and the Company, respectively, shall have delivered the relevant Incremental Notes and Incremental Warrants to the Incremental Purchasers who participate in the relevant Incremental Advance on the relevant Incremental Funding Date;

(c) The Company shall have delivered the relevant Incremental Replacement Warrants to the Existing Purchasers on each Incremental Funding Date on a pro rata basis with respect to the Funded Amount of the Existing Notes Principal evidenced by the Amended and Restated Notes then held by such Existing Purchasers; provided, however, that the Company shall not be required to issue any Incremental Replacement Warrants if, prior to the relevant Incremental Funding Date, the parties agreed that the Retail Cash Flow Milestone was achieved in accordance with the Incremental Replacement Warrants outstanding immediately prior to such date;

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(d) The Gotham Purchasers, the Company and Borrowers shall have updated Schedule 1.1(d) to reflect (i) all amendments to the Amended and Restated Notes and Existing Warrants resulting from each Incremental Advance and (ii) the issuance of Incremental Notes, Incremental Warrants and Incremental Replacement Warrants;

(e) The representations and warranties of the Credit Parties contained in ARTICLE V hereof and in the other Operative Documents shall be true and correct as of the applicable Incremental Funding Date as if made on the applicable Incremental Funding Date (except to the extent expressly made as of a prior date (other than the Closing Date, which shall be read to be the applicable Incremental Funding Date), in which case such representations and warranties shall be true and correct as of such earlier date), with exceptions to the foregoing being disclosed to the Purchasers in the form of updated Schedules to this Agreement; provided that any such exception does not represent a change occurring since the Closing Date, or an event or circumstance which the Credit Parties failed to disclose in the Schedules hereto on the Closing Date, that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(f) Each Credit Party shall have performed and complied with all of the terms, covenants, agreements and conditions to be performed or complied with by it on or prior to the applicable Incremental Funding Date (other than any failure to perform or comply with such terms, covenants, agreements and conditions which the Purchasers have waived in writing), and, to the extent that any schedules hereto are incomplete or inaccurate as of the applicable Incremental Funding Date, the Credit Parties shall deliver updated schedules;

(g) No Default or Event of Default shall have occurred and be continuing (in the case of a Default under Section 7.19(a), assuming that the applicable Incremental Advance has been made), or would result from, the making of the applicable Incremental Advance or from the application of proceeds therefrom;

(h) To the extent that the Perfection Certificate last delivered to Purchasers by the Credit Parties is incomplete or inaccurate as of the applicable Incremental Funding Date, the Credit Parties shall execute and deliver to the Purchasers an updated Perfection Certificate on or before the applicable Incremental Funding Date;

(i) The Company and the other Borrowers shall have executed and delivered to the Purchasers a certificate executed by a Responsible Officer of the Company and the other Borrowers, dated as of the applicable Incremental Funding Date, as to the satisfaction of the applicable conditions set forth in this Section 4.5; and

(j) Each Incremental Advance shall be funded into the Restricted Account.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES

Each Credit Party hereby represents and warrants to the Purchasers as set forth below, and acknowledges that the Purchasers are entering into this Agreement and the other Operative Documents in reliance on the truth and accuracy of such representations and warranties. For purposes of this Agreement, except as otherwise specifically provided in this Agreement, all representations and warranties in this ARTICLE V shall be deemed to be made on the Closing Date.

5.1 Existence and Power. Each Credit Party: (a) is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated, amalgamated, continued, formed or organized as the case may be; (b) has the corporate, limited liability company or limited partnership (as applicable) power and capacity and all governmental licenses, authorizations, consents and approvals to (i) own its assets and properties and carry on its business in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its property and assets requires such qualification (except where the failure to do so would not reasonably be expected to have a Material Adverse Effect), and (ii) execute, deliver, and perform its obligations under, the Operative Documents to which it is a party; and (c) is in compliance in all material respects with all Laws other than Excluded Laws.

5.2 Authorization; No Contravention; Equity Interests.

(a) The execution, delivery and performance by each Credit Party of this Agreement, and by each Credit Party of each other Operative Document to which such Person is a party, have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, and do not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of any document evidencing any Contractual Obligation to which such Person is a party, except where such conflict, breach or contravention would not reasonably be expected to result in a Material Adverse Effect; (iii) conflict with or result in any breach or contravention of any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; (iv) violate any Law applicable to such Credit Party; or (v) result in the creation of any Lien on any asset or property of any Credit Party, other than Liens in favor of the Collateral Agent for the benefit of the Holders.

(b) As of the Closing Date, Schedule 5.2 sets forth the authorized and issued securities of each Credit Party and each Subsidiary after giving effect to the consummation of the transactions contemplated by this Agreement. All issued and outstanding securities of each Credit Party and each Subsidiary (to the extent applicable) are duly authorized and validly issued and fully paid, and where applicable, non-assessable, and (excluding any Permitted Liens or Liens with respect to Excluded Subsidiaries) free and clear of all Liens other than Permitted Liens, and such securities were issued in compliance with all applicable state, provincial and federal laws concerning the issuance of securities. As of the Closing Date, (i) all of the issued and outstanding securities of each Credit Party and each Subsidiary other than the Company and Holdings, are owned by the Credit Parties or their Subsidiaries in the amounts set forth on Schedule 5.2 and (ii) the total amount, but specifying the class, series or type, as applicable, of issued and outstanding securities of the Company and Holdings are set forth on Schedule 5.2, along with a list of all Persons who, whether individually or in a group of Affiliated Persons, to the Company’s knowledge, beneficially own more than ten percent (10%) of the voting rights attached to the issued and outstanding securities of the Company or Holdings. As of the Closing Date, except as set forth on Schedule 5.2, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any shares of any such Person.

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5.3 Governmental Authorization. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery, and performance of its obligations under, the Operative Documents to which it is a party, the receipt of the extensions of credit hereunder, the performance by the Credit Parties of the Operative Documents, the perfection or maintenance of the Liens created under the Security Agreement or the exercise by the Holders of their rights under the Operative Documents or remedies in respect of the Collateral, except for (a) the filing of Uniform Commercial Code financing statements (with respect to Credit Parties formed in the U.S.) and filings under the Personal Property Security Act (with respect to Credit Parties formed in Canada), (b) recordation of Mortgages, (c) such as have been made or obtained and are in full force and effect or is reasonably expected to be timely made or obtained and be in full force and effect, (d) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect, (e) filings or other actions listed on Schedule 5.3, and (e) as may be limited by any Excluded Laws. Each Credit Party and each Subsidiary is in compliance with all Laws, orders, regulations and ordinances of all Governmental Authorities relating to its business, operations and assets, except where the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.4 Binding Effect. Each Operative Document to which any Credit Party or Subsidiary is a party constitutes the legal, valid and binding obligations of each Credit Party and each Subsidiary that is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by Excluded Laws or applicable Debtor Relief Laws or by equitable principles relating to enforceability.

5.5 Litigation. Except as set forth on Schedule 5.5, (a) there are no actions, suits, judgments, investigations, inquires or proceedings of any kind whatsoever outstanding (whether or not purportedly on behalf of any such Person), or, to the knowledge of the Company, pending or threatened, against or affecting any Credit Party or any of their respective directors or officers, at law or in equity or before or by any Governmental Authority of any kind whatsoever and, to the knowledge of the Company, there is no basis therefor, and none of the Credit Parties is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Authority which in the case of any of the foregoing, either individually or in the aggregate, could reasonably be expected to have Material Adverse Effect or could materially and adversely affect the ability of the Company or any Credit Party to perform its obligations under any Operative Document; and (b) to the Company’s knowledge, there are no actions, suits, judgments, investigations, inquires or proceedings of any kind whatsoever outstanding (whether or not purportedly on behalf of any such Person), or, to the knowledge of the Company, pending or threatened, against or affecting any Cannabis License Holder or any of their respective directors or officers, at law or in equity or before or by any Governmental Authority of any kind whatsoever and, to the knowledge of the Company, there is no basis therefor, and, to the Company’s knowledge, none of the Cannabis License Holders is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Authority which, either separately or in the aggregate, could reasonably be expected to have Material Adverse Effect, could adversely affect the ability of the Cannabis License Holder to perform its obligations under any Material Agreement in any material respect, could result in the revocation or modification of any certificate, authority, Cannabis License or other Permit necessary to conduct the business now owned or operated by any such Person which, if the subject of an unfavorable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect and, to the knowledge of the Company, no such legal or governmental proceedings or inquiries have been threatened against or are contemplated with respect to any Credit Party or their property or assets which, either separately or in the aggregate, could reasonably be expected to have Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement, any other Operative Document or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

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5.6 Compliance with Laws.

(a) Neither any Credit Party nor any Subsidiary or their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any Law (other than any Excluded Law) or any restriction of record or agreement affecting any Mortgaged Property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) The Company is a reporting issuer in good standing under the Canadian Securities Laws and is in material compliance with the requirements of such Canadian Securities Laws and is not included in a list of defaulting issuers maintained by the Securities Commissions. The outstanding Shares are listed and posted for trading on the CSE, and all necessary notices and filings have been made or will be made with, the CSE to ensure that the Shares to be issued as described in the Operative Documents, including, without limitation, the Shares issuable upon conversion of the Notes and exercise of the Warrants, will be listed and posted for trading on the CSE upon their issuance.

(c) No order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Credit Party has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by any Governmental Authority.

(d) The Company is in compliance in all material respects with its continuous and timely disclosure obligations under applicable Securities Laws and the policies of the CSE or any other exchange on which the Shares are traded, and has filed all documents required to be filed by it with the Securities Commissions under applicable Securities Laws, and no document has been filed on a confidential basis with the Securities Commissions that remains confidential at the date hereof. None of the documents filed in accordance with applicable Canadian Securities Laws contained, as at the date of filing thereof, a misrepresentation.

(e) No Securities Commission, stock exchange or comparable authority has issued any order preventing the distribution of the Shares nor instituted proceedings for that purpose, nor is any such proceeding pending, and, to the knowledge of the Company, no such proceedings are pending or contemplated.

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(f) Neither the Company nor any of its Subsidiaries, any employee or agent thereof, has made any unlawful contribution or other payment to any official of, or candidate for, any federal, state, provincial or foreign office, or failed to disclose fully any contribution, in violation of any law, or made any payment to any foreign, Canadian, governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by applicable Laws.

(g) The Company has provided to the Purchasers copies of all Cannabis Licenses and other Permits to the extent requested by the Purchasers. Each Credit Party, each of its Subsidiaries and, to the Company’s knowledge, each Cannabis License Holder is in compliance in all material respects with all Cannabis Laws that are applicable to such Person and its businesses and all Cannabis Licenses. None of the Credit Parties, no Subsidiary and, to the Company’s knowledge, no Cannabis License Holder or their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any Cannabis Law in any material respect, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority with respect to any Cannabis Law in any material respect. Neither any Credit Party nor any Subsidiary has received any notice or communication from any Person or Governmental Authority in the United States or any state or municipality thereof alleging a material defect, default, violation, breach or claim in respect of any of its or their Cannabis Licenses. To the knowledge of the Company, all product research and development activities, including quality assurance, quality control, testing, and research and analysis activities, conducted by any Credit Party, any Subsidiary, and, to the Company’s knowledge, any Cannabis License Holder, in connection with their business is being conducted in compliance, in all material respects, with all industry, laboratory safety, management and training standards applicable to its current and proposed business, and all such processes, procedures and practices, required in connection with such activities are in place as necessary and are being complied with, in all material respects.

(h) The Company, each other Credit Party, each Subsidiary and, to the Company’s knowledge, each Cannabis License Holder has security measures and safeguards in place to protect personal information it collects from registered patients and customers and other parties from illegal or unauthorized access or use by its personnel or third parties or access or use by its personnel or third parties in a manner that violates the privacy rights of third parties. The Company, the Credit Parties and, to the knowledge of the Company, each Cannabis License Holder, have complied, in all material respects, with all applicable privacy and consumer protection legislation and none has collected, received, stored, disclosed, transferred, used, misused or permitted unauthorized access to any information protected by privacy laws, whether collected directly or from third parties, in an unlawful manner.

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5.7 No Event of Default. No Event of Default exists or would result from the issuance of the Notes or the incurrence of any other Obligations by any Credit Party. Neither any Credit Party nor any Subsidiary is in default under or with respect to any Contractual Obligation which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect. No Credit Party knows of any dispute regarding any Contractual Obligation of any Credit Party or Subsidiary that could reasonably be expected to have a Material Adverse Effect.

5.8 ERISA/Canadian Pension Plan Compliance. No steps have been taken to terminate any Pension Plan or any Canadian Pension Plan. No contribution failure under Section 430 of the Code, Section 303 of ERISA or the terms of any Pension Plan has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code. The minimum funding standard under Section 412(a) of the Code and Section 302(a) of ERISA has been met with respect to each Pension Plan and the equivalent funding requirements and other assessments under applicable Canadian federal and provincial Laws have been met and paid with respect to each Canadian Pension Plan, and no condition exists or event or transaction has occurred with respect to any Pension Plan or Canadian Pension Plan which could reasonably be expected to result in the incurrence by any Credit Party of any material liability, fine or penalty. All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by any Credit Party or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; neither any Credit Party nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could reasonably be expected to result in a withdrawal or partial withdrawal from any such plan, and neither any Credit Party nor any member of the Controlled Group has received any notice that that increased contributions may be required to any Multiemployer Pension Plan to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Sections 412 or 431 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

5.9 Use of Proceeds; Margin Regulations. The proceeds of the Notes are intended to be and shall be used solely for the purposes set forth in and permitted by Section 7.10, and are intended to be and shall be used in compliance with this Agreement. Neither any Credit Party nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. Proceeds of the Notes shall not be used for the purpose of purchasing or carrying Margin Stock.

5.10 Title to Properties.

(a) As of (i) the Closing Date, (ii) the date on which any Material Real Property is acquired or leased by any Credit Party or a Subsidiary and (iii) the applicable date of the delivery of each Mortgage, each of the Credit Parties has or will have, excluding any option or other obligation to sell under the Treehouse REIT Documents, (A) good and marketable fee simple title to, or valid leasehold interests in, or easements or other limited property interests in, all its Material Real Properties and (B) good title to its personal property and assets, in each case, except for Permitted Liens. The Mortgaged Properties are free from defects that materially adversely affect, or could reasonably be expected to materially adversely affect, the Mortgaged Properties’ suitability, taken as a whole, for the purposes for which they are contemplated to be used (as contemplated under the Operative Documents). Each parcel of real property and the use thereof (as contemplated under the Operative Documents) complies in all material respects with all applicable Laws (including building and zoning ordinances and codes, but excluding Excluded Laws) and with all insurance requirements except such failure which could not reasonably be expected to have a Material Adverse Effect.

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(b) (i) Each Credit Party has complied in all material respects with all obligations under all material leases to which it is a party, (ii) all leases to which it is a party are legal, valid, binding and in full force and effect and are enforceable in accordance with their terms, except where such failure could not reasonably be expected to have a Material Adverse Effect, and (iii) neither any Credit Party nor any of its Subsidiaries has defaulted, or with the passage of time would be in default, under any leases to which it is a party, except for such defaults as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each Credit Party enjoys peaceful and undisturbed possession under the leases to which it is a party, except for leases in respect of which the failure to enjoy peaceful and undisturbed possession could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No claim is being asserted or, to the knowledge of the Company, threatened, with respect to any lease payment under any lease other than any such Lien or claim that could not reasonably be expected to have a Material Adverse Effect.

(c) None of the Credit Parties have received any written notice of, nor is there, to the knowledge of Company, any pending, threatened or contemplated condemnation proceeding affecting any portion of the Mortgaged Properties in any material respect or any sale or disposition thereof in lieu of condemnation.

(d) None of the Credit Parties is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein, other than as set forth in the Treehouse REIT Documents.

(e) Each Mortgaged Property is served by installed, operating and adequate water, electric, gas, telephone, sewer, sanity sewer, storm drain facilities and other public utilities necessary for the uses contemplated under the Operative Documents to the extent required by applicable Law, except such failure to be served that would not reasonably be expected to cause a Material Adverse Effect.

5.11 Taxes. Each Credit Party and each Subsidiary has filed all Tax returns and reports required to be filed, and has paid all Taxes, assessments, fees and other governmental charges levied or imposed upon it or its Properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently prosecuted and for which adequate reserves have been provided in accordance with IFRS or GAAP, as applicable. There is no Tax assessment proposed in writing by a Governmental Authority against any Credit Party or any Subsidiary that would, if the assessment were made, be reasonably expected to have a Material Adverse Effect.

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5.12 Financial Condition.

(a) Credit Parties have delivered to the Purchasers the audited annual financial statements of the Company dated as of June 30, 2018 and June 29, 2019, respectively, including the statement of financial position and the related statements of operations and comprehensive loss as of and for the periods then ended (the “Last Audited Financial Statements”), and the unaudited quarterly financial statements of the Company dated as of December 29, 2019, including the statement of financial position and the related statements of operations and comprehensive loss as of and for the periods then ended (the “Last Unaudited Financial Statements” and, with the Last Audited Financial Statements, collectively, the “Company Historical Financial Statements”).

(b) The Company Historical Financial Statements have been prepared in accordance with IFRS consistently applied during the periods involved (except for normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material)). The Company Historical Financial Statements fairly present in all material respects the assets, liabilities and financial position of the Company and its results of operations and changes in financial position and cash flows as of the respective dates and for the periods specified, all in accordance with IFRS consistently applied during the periods involved. The Company Historical Financial Statements are consistent with the books and records of the Company, which books and records are accurate and complete in all material respects. The Company has made and kept true, correct and complete books and records and accounts, which accurately and fairly reflect, in reasonable detail, the activities of the Company in all material respects and which have been maintained in accordance with sound business practices and applicable law. There has been no material change in the accounting methods or practices of the Company since the earliest date covered by the Company Historical Financial Statements, except as disclosed therein or in subsequent financial statements forming part of the Company Public Disclosure Record.

(c) Since June 30, 2018, there has been no Material Adverse Effect.

(d) Neither any Credit Party nor any Subsidiary has any Indebtedness (other than Indebtedness permitted pursuant to Section 8.2) or any Contingent Obligations (other than Contingent Obligations permitted pursuant to Section 8.8) other than as set forth in the Last Unaudited Financial Statements. Pro forma consolidated statement of financial position of the Company and its Subsidiaries as of the Closing Date after giving effect to the issuance of the Notes (the “Pro Forma Balance Sheet”) but not any application of the proceeds have been delivered to the Purchasers. The Pro Forma Balance Sheet presents fairly in all material respects, the estimated financial position of the Company and the Subsidiaries in accordance with IFRS as of the Closing Date.

(e) The Company’s auditors, who audited the Last Audited Financial Statements (as applicable) and who provided their audit report thereon, are independent public accountants as required under applicable securities Laws and there has never been a reportable event (within the meaning of NI 51-102) between the Company and the Company’s auditors.

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(f) Except as set forth in Schedule 5.12 or the Company Public Disclosure Record, none of the directors, officers or employees of the Company or any of its Subsidiaries or any person who owns, directly or indirectly, more than ten percent (10%) of any class of securities of the Company or Holdings or securities of any person exchangeable for more than ten percent (10%) of any class of securities of the Company or Holdings, or to the knowledge of the Company, any associate or affiliate of any of the foregoing had or has any material interest, direct or indirect, in any transaction or any proposed transaction with the Company or Holdings or any of either of their Subsidiaries.

5.13 Environmental Matters. The operations of each Credit Party and each Subsidiary comply in all respects with all Environmental Laws, except where the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each Credit Party and each Subsidiary has obtained all licenses, permits, authorizations and registrations required under any Environmental Law (“Environmental Permits”) and necessary for its respective Ordinary Course of Business, all such Environmental Permits are in good standing, and each Credit Party and each Subsidiary is in compliance with all material terms and conditions of such Environmental Permits, except whether the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Neither any Credit Party nor any Subsidiary, nor any of their respective Property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, or subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material. Neither any Credit Party nor any Subsidiary has received any written notice that alleges any of them is in violation of or potentially liable under any Environmental Laws which could reasonably be expected to have a Material Adverse Effect. There are no Hazardous Materials or other environmental conditions or circumstances existing with respect to any real Property owned, leased or operated by any Credit Party or any Subsidiary, or, to each Credit Party’s knowledge, arising from operations thereon prior to the Closing Date, except where such Hazardous Materials or other environmental conditions or circumstances, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. In addition, neither any Credit Party nor any Subsidiary has any underground storage tanks that are (a) not properly registered or permitted under applicable Environmental Laws or (b) to each Credit Party’s knowledge, leaking or releasing Hazardous Materials, except where such failure to register, leaks or releases of Hazardous Materials could not reasonably be expected to have a Material Adverse Effect.

5.14 Operative Documents. All representations and warranties of each Credit Party or any other party (other than the Purchasers and the Collateral Agent) to any Operative Document contained in any Operative Document are true and correct in all material respects (except to the extent such representations and warranties expressly refer to a specific date, in which case they are true and correct in all material respects as of such date).

5.15 Regulated Entities. None of any Credit Party, any Subsidiary or any Person controlling any such Person is (a) an “investment company” or required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

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5.16 Labor Relations. Except where any non-compliance could not reasonably be expected to have a Material Adverse Effect, (a) the Company and each of its Subsidiaries is in compliance with all Laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages, including, without limitation, the U.S. Fair Labor Standards Act, and neither the Company nor any of its Subsidiaries has engaged in any unfair labour practice, (b) the Company and each of its Subsidiaries has complied with all applicable Laws relating to work authorization and immigration and (c) all payments due from the Company or any of its Subsidiaries on account of employee wages and health and welfare and other benefits insurance have been paid or accrued as a liability on the books of the relevant Person. Except as set forth in Schedule 5.16, there are no strikes, lockouts or other general labor disputes against any Credit Party or any Subsidiary, or, to each Credit Party’s knowledge, threatened against or affecting any Credit Party or any Subsidiary, and no significant unfair labor practice complaint is pending against any Credit Party or any Subsidiary or, to the knowledge of each Credit Party, threatened against any Credit Party or any Subsidiary before any Governmental Authority.

5.17 Copyrights, Patents, Trademarks and Licenses, Etc. Schedule 5.17 identifies as of the Closing Date (a) all material United States, state and foreign patents, trademarks, service marks, trade names and copyrights, and all registrations and applications for registration thereof and all licenses thereof, owned or held by any Credit Party or any Subsidiary (other than off-the- shelf licensed software), (b) any material licenses granted to third parties for the use of such intellectual property and (c) the jurisdictions in which such registrations and applications have been filed. Except as otherwise disclosed in Schedule 5.17, each Credit Party and each Subsidiary is the sole beneficial owner of, or has the right to use, free from any Lien (other than Liens in favor of the Collateral Agent for the benefit of the Holders) or other restrictions, claims, rights, encumbrances or burdens (other than customary restrictions in connection with commercially licensed software), the intellectual property identified on Schedule 5.17 and all other processes, designs, formulas, computer programs, computer software packages, trade secrets, inventions, product manufacturing instructions, technology, research and development, know-how and all other intellectual property that are necessary and material for the operation of each Credit Party’s and each Subsidiary’s businesses as being operated on the Closing Date. Each patent, trademark, service mark, trade name, copyright and license listed on Schedule 5.17 is in full force and effect. Except as set forth in Schedule 5.17, to the knowledge of each Credit Party (i) none of the present or contemplated products or operations of any Credit Party or any Subsidiary infringes upon any patent, trademark, service mark, trade name, copyright, license of intellectual property or other right owned by any other Person, and (ii) there is no pending or, to the knowledge of each Credit Party, threatened claim or litigation against or affecting any Credit Party or any Subsidiary contesting the right of any of them to manufacture, process, sell or use any such product or to engage in any such operation.

5.18 Subsidiaries. None of the Credit Parties owns any direct or indirect Subsidiaries or Equity Interests in any other Person other than those set forth on Schedule 5.18.

5.19 Brokers’ Fees; Transaction Fees. Neither any Credit Party nor any Subsidiary has any obligation to any Person in respect of any finder’s fee, broker’s commission or investment banker’s fee or other similar fee in connection with the transactions contemplated hereby, other than fees payable under any Operative Document or those set forth on Schedule 5.19.

5.20 Insurance. Each Credit Party and each Subsidiary and their respective Properties are insured with financially sound and reputable insurance companies which are not Affiliates of any Credit Party or any Subsidiary, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Properties in localities where any Credit Party or any Subsidiary operates. A true and complete listing of such insurance, including issuers, coverages and deductibles, has been provided to the Purchasers.

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5.21 Material Facts Disclosed. None of the representations or warranties made by any Credit Party in the Operative Documents as of the date such representations and warranties were made or deemed made, and none of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf of any Credit Party in connection with the Operative Documents (including offering and disclosure materials, if any, delivered by or on behalf of any Credit Party to the Purchasers prior to the Closing Date) contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading as of the time when made or delivered in light of the circumstances at the time made; provided, that with respect to any forecasts or projections delivered to the Purchasers, each Credit Party represents only that such information was prepared in good faith based upon assumptions believed to be fair and reasonable at the time in light of current market conditions and that such forecasts or projections are not to be viewed as facts, and that the actual results during such period or periods covered by any such forecasts or projections may differ significantly from projected results.

5.22 Anti-Terrorism Laws. No Credit Party, nor to each Credit Party’s knowledge, any Affiliate of any Credit Party, or brokers or other agents of any such Person acting or benefiting in any capacity in connection with the Notes or other Obligations: (a) is in violation of any applicable Laws relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, signed into law October 26, 2001 (the “USA Patriot Act”); (b) is a Person: (i) that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (ii) that is owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) with which the Purchasers are prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order or has done so or plans to do so; or (v) that is named as a “specially designated national and blocked person” on the most current list published by the USA Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list; (c) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in clause (b) above; (d) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order; or (e) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

5.23 Solvency; Separate Entities. The Credit Parties, taken as a whole and after giving effect to the transactions to occur on the applicable Funding Date, are able to pay their debts and obligations as they become due. Each Credit Party which currently has any operations maintains a separate bank account to the extent possible based on the circumstances applicable to each Credit Party. Each Credit Party that currently does not have operations and does not have a separate bank account hereby covenants and agrees that prior to beginning any operations, such Credit Party shall use its best efforts open a separate bank account for itself. The Credit Parties use their best efforts not to comingle their assets and maintain separate ownership of such assets. Each Credit Party separately maintains sufficient capital and liquid resources to operate its business.

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5.24 Security Documents.

(a) The Security Agreement and Company Security Agreements will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent for the benefit of Holders, legal, valid and enforceable first priority Liens (other than with respect to Liens on the property, assets or Equity Interests of the Hankey Subsidiaries and Installment Sale Subsidiaries) on, and security interests in, the collateral described therein to the extent intended to be created thereby, and (i) when financing statements and other filings in appropriate form are filed in each applicable filing office for each applicable jurisdiction and (ii) upon the taking of possession or control by the Collateral Agent for the benefit of the Holders of such collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent for the benefit of the Holders to the extent possession or control by the Collateral Agent is required by the Security Agreement), the Liens created by the Security Agreement and Company Security Agreements shall constitute fully perfected first- priority Liens (other than with respect to Liens on the property, assets or Equity Interests of the Hankey Subsidiaries and Installment Sale Subsidiaries) on, and security interests in (to the extent intended to be created thereby), all right, title and interest of the grantors in such collateral to the extent perfection can be obtained by filing financing statements or the taking of possession or control, in each case subject to no Liens other than Permitted Liens and Excluded Laws.

(b) Upon recording thereof in the appropriate recording office, each Mortgage is effective to create, in favor of the Collateral Agent for the benefit of the Holders, legal, valid and enforceable perfected Liens on, and security interest in, all of the Credit Parties’ right, title and interest in and to the Mortgaged Properties and the proceeds thereof, subject only to Permitted Liens, and when the Mortgages are filed in the appropriate recording office, the Mortgages shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Credit Parties in the Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than Permitted Liens.

5.25 Material Agreements.

(a) The Company has provided to the Purchasers a copy of each Material Agreement. None of the Credit Parties has received any notification from any party that it intends to terminate any such agreement, and there is no default or event of default by a Credit Party under any such agreement which could reasonably be expected to have a Material Adverse Effect.

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(b) Each of the Material Agreements and other documents and instruments pursuant to which any Credit Party holds its Investments, property or assets and conducts its business is a valid and subsisting agreement, document and instrument in full force and effect, enforceable in accordance with the terms thereof, none of the Credit Parties or any other party thereto is in default of any of the provisions of any such agreements, instruments or documents nor has any such default been alleged, and such Investments and assets are in good standing under applicable Laws, except for any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.

5.26 Survival. All representations and warranties contained in this Agreement or any of the other Operative Documents shall survive the execution and delivery of this Agreement.

5.27 Private Offering. Assuming the accuracy and validity of representations of the Purchasers in ARTICLE VI, no registration of the Notes or Warrants pursuant to the provisions of any Securities Law will be required in connection with the offer, sale or issuance of the Notes or Warrants pursuant to this Agreement. The Credit Parties have not, directly or indirectly, offered, sold or solicited any offer to buy, and the Company will not, directly or indirectly, offer, sell or solicit any offer to buy, any security of a type or in a manner which would be integrated with the sale of the Notes or Warrants and require the Notes or Warrants to be registered under any Securities Laws. None of the Credit Parties, their Affiliates or any Person acting on its or any of their behalf (other than the Purchasers and the Collateral Agent, as to whom the Credit Parties make no representation or warranty) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the Notes. Each Credit Party covenants and agrees that neither it, nor anyone acting on its behalf, will offer or sell the Notes or any other security so as to require the registration of the Notes pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws, unless such Notes are so registered. The Notes shall be issuable only in registered form without coupons and in any denomination a Holder may request.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, for itself only and not on behalf of any other subsequent Holder of the Notes, represents and warrants on behalf of itself, to the Company as follows:

6.1 Purchase for Investment. Such Purchaser acquired the Notes for investment for its own account and not with a view to the resale of all or any part thereof in any transaction that would constitute a “distribution” within the meaning of Canadian Securities Laws; provided, however, the disposition of such Purchaser’s property shall at all times be and remain in its control, subject to applicable Laws, including those related to insider trading.

6.2 Investor Qualifications. Such Purchaser (a) is an “accredited investor” (as defined in Regulation D promulgated by the Commission and as defined in NI 45-106), (b) is able to bear the economic risk of its investment in the Notes, (c) acknowledges that neither the Notes nor the Warrants have been or will be registered under the U.S. Securities Act and therefor are or will be subject to certain restrictions on transfer unless registered for resale or subject to an exempt transaction under the U.S. Securities Act and any applicable state securities law and the Company is not under any obligation to file a registration statements with the Commission with respect to the Notes, the Warrants or any of the underlying Shares, and (d) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company and the Notes. Such Purchaser is not an entity formed solely to make this investment. Each Purchaser is an U.S. Accredited Investor and is acquiring the Notes and Warrants for its own account, and for investment and not with a view to any resale, distribution or other disposition of the Notes, Warrants, or Shares in violation of United States federal or state securities Laws, and each Purchaser has so indicated by checking the appropriate category on the U.S. Accredited Investor certificate delivered to the Borrowers which so describes it and acknowledges that by signing this Agreement it is certifying that the statements made by checking the appropriate U.S. Accredited Investor category are true.

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6.3 Fees and Commissions. Such Purchaser has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.

6.4 Power, Authority and Authorization.

(a) Such Purchaser is a corporation, limited partnership or limited liability company, as the case may be, validly exiting under the laws of the jurisdiction of its incorporation or formation, as the case may be. Such Purchaser has full power, capacity and authority to enter into and perform its obligations under this Agreement and each of the Operative Documents in accordance with its terms.

(b) This Agreement and each other Operative Document to be executed and delivered by a Purchaser has been duly authorized, executed and delivered by such Purchaser and constitutes a valid and binding obligation of such Purchaser enforceable against it in accordance with its terms subject, however, to the customary limitations with respect to Debtor Relief Laws and with respect to the availability of equitable remedies.

(c) The execution, delivery and performance by each Purchaser of this Agreement and each other Operative Document to which such Person is a party, have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, and do not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of any document evidencing any Contractual Obligation to which such Person is a party, except where such conflict, breach or contravention would not reasonably be expected to result in a Material Adverse Effect; (iii) conflict with or result in any breach or contravention of any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (iv) violate any Law applicable to such Purchaser.

6.5 Acknowledgements Regarding Notes. Each Purchaser acknowledges and agrees that:

(a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Notes, Warrants, Shares or Warrant Shares;

(b) there are risks associated with the purchase of the Notes and Warrants, and each Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it is able to bear the economic risk of loss of its investment;

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(c) the Notes and Warrants are being offered for sale only on a “private placement” basis and that the sale and delivery of the Notes and Warrants are conditional upon such sale being exempt from the requirements as to the filing of a prospectus or delivery of an offering memorandum (and no such document has been provided to, or requested by, the Purchaser) or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum and, as a consequence (i) it is restricted from using most of the civil remedies available under applicable Canadian Securities Laws; (ii) it may not receive information that would otherwise be required to be provided to it under applicable Canadian Securities Laws; and (iii) the Company is relieved from certain obligations that would otherwise apply under applicable Canadian Securities Laws;

(d) the Company has advised each Purchaser, that the Company is relying on an exemption from the requirements to provide each Purchaser with a prospectus under the Securities Act (Ontario) and other applicable Canadian Securities Laws;and, as a consequence of acquiring the Notes and Warrants pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and applicable Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to them; and

(e) each Purchaser acknowledges that the Operative Documents require it to provide certain Personal Information to the Company. Such information is being collected and will be used by the Company for the purposes of completing the proposed issuance and sale of the Notes and Warrants, which includes, without limitation, determining the Purchasers’ eligibility to purchase such securities under applicable Laws and preparing and registering certificates representing the Notes and Warrants, and the underlying securities issuable upon exercise or conversion thereof. Each Purchaser agrees that its Personal Information may be disclosed by the Company to: (a) applicable securities regulatory authorities and the CSE, (b) the Company’s registrar and transfer agent, if any, and (c) any of the other parties involved in the proposed transaction, including legal counsel, and may be included in record books in connection with the transaction. In addition, each Purchaser acknowledges, agrees and consents to the collection, use and disclosure of Personal Information by the Company for corporate finance and shareholder communication purposes or such other purposes as are necessary to the Company’s business.

ARTICLE VII

AFFIRMATIVE COVENANTS

Each Credit Party covenants and agrees that, from and after the date hereof until the Notes and all other amounts under the Operative Documents have been finally paid in full in accordance with their terms (other than contingent indemnification or reimbursement obligations to the extent no claim giving rise thereto has been asserted), each Credit Party shall, and shall cause each of its Subsidiaries to, perform and comply with all covenants in this ARTICLE VII.

7.1 Financial Statements.

(a) Each Credit Party shall, and shall cause each Subsidiary to, maintain a system of accounting established and administered in accordance with sound business practices to permit the preparation of financial statements in conformity with IFRS or GAAP, as applicable; provided that monthly financial statements shall not be required to have note disclosure and are subject to normal year-end adjustments.

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(b) The Company shall deliver to the Holders in form and detail reasonably satisfactory to the Holders:

(i) as soon as available, but not later than one hundred twenty (120) days after the end of each Fiscal Year, commencing with the Fiscal Year ending June 29, 2019, a copy of the audited consolidated statement of financial position of the Company and its Subsidiaries as at the end of such Fiscal Year and the related audited consolidated statements of operations and comprehensive income, changes in shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year (if any), certified on behalf of the Company by an appropriate Responsible Officer as fairly presenting, in all material respects, in accordance with IFRS or GAAP, as applicable, the financial position and the results of operations of the Company and its Subsidiaries on a consolidated basis, accompanied by the opinion of a nationally recognized independent public accounting firm reasonably acceptable to the Holders (MNP LLP being deemed acceptable) which report shall state that such consolidated financial statements present fairly, in all material respects, the financial position as at and for the periods indicated in accordance with IFRS or GAAP, as applicable, applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by such accountant, beyond an accountant’s standard limitation for an audit conducted in accordance with IFRS or GAAP, as applicable;

(ii) as soon as available, but not later than sixty (60) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending on or about September 30, 2019, a copy of the unaudited consolidated statement of financial position of the Company and its Subsidiaries as of the end of such Fiscal Quarter, and the related unaudited consolidated statements of operations and comprehensive income, changes in shareholders’ equity and cash flows for such Fiscal Quarter and for the portion of the Fiscal Year then ended, and setting forth in each case comparisons to the corresponding periods in the preceding Fiscal Year all certified on behalf of the Company by an appropriate Responsible Officer as fairly presenting, in all material respects, in accordance with IFRS or GAAP, as applicable, the financial position and the results of operations of the Company and its Subsidiaries on a consolidated basis, subject to normal year-end adjustments and absence of footnote disclosure; and

(iii) as soon as available, but not later than commencement of each Fiscal Year, the Company’s’ consolidated annual operating plans, operating and capital expenditure budgets, and financial forecasts, including cash flow projections (prepared on a month by month basis) covering proposed fundings, repayments, additional advances, investments and other cash receipts and disbursements, together with a statement of underlying assumptions, each for the following Fiscal Year presented on a monthly basis for such next Fiscal Year, all of which shall be in a format reasonably consistent with projections, budgets and forecasts theretofore provided to the Holders, and promptly following the preparation thereof, updates to any of the foregoing from time to time prepared by management of the Company.

(c) Each Credit Party authorizes the Holders to discuss the financial condition of each Credit Party and each Subsidiary with such Credit Party’s independent certified public accountants and agrees that such discussion or communication shall be without liability to either the Holders or such accountants.

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7.2 Certificates; Other Information. Company shall furnish to the Holders:

(a) concurrently with the delivery of the annual financial statements referred to in Section 7.1(b)(i), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default, except as specified in such certificate;

(b) concurrently with the delivery of the financial statements referred to in clauses (i) and (ii) of Section 7.1(b), a compliance certificate in a form reasonably satisfactory to the Holders (each, a “Compliance Certificate”), under which a Responsible Officer certifies on behalf of the Credit Parties that no Default or Event of Default has occurred or is continuing, except as specified in such certificate;

(c) promptly after the same are sent, copies of all financial statements and reports which any Credit Party sends to holders of its Equity Interests; and to the extent not publicly filed and available as part of the Company Public Disclosure Record, promptly after the same are filed, copies of all financial statements and regular, periodic or special reports which any Credit Party may make to, or file with, the Commission or any successor or similar Governmental Authority;

(d) no later than thirty (30) days after the Restatement Closing Date, the CRO shall present to the representatives of the Purchasers the proposed turnaround plan, as prepared and approved by the CRO in accordance with Section 7.21. The CRO shall update the Turnaround Plan in his or her reasonable discretion, but no less frequently than every four (4) weeks, with the oversight of the board of directors of the Company, provided that such updated Turnaround Plan must be delivered to the Purchasers no later than five (5) days (or such later date agreed upon by the Holders) prior to the implementation thereof and shall be subject to the Gotham Purchasers’ approval in accordance with Section 7.21, and the CRO shall present each such update to the Turnaround Plan in person or by telephonic conference to representatives of the Holders prior to the implementation thereof;

(e) together with each delivery of financial statements pursuant to Section 7.1(b), a management report, in reasonable detail, signed by a Responsible Officer of the Credit Parties, describing the operations and financial condition of Credit Parties and the Subsidiaries for the Fiscal Quarter then ended (or for the Fiscal Year then ended in the case of annual financial statements), and together with each delivery of financial statements pursuant to Section 7.1(b), a report discussing the reasons for any significant variations from projections for the period covered thereby or the same period in the prior Fiscal Year;

(f) promptly upon receipt thereof, copies of any written reports submitted by the Company’s certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or internal control systems of the Credit Parties and the Subsidiaries made by such accountants, including any comment letters submitted by such accountants to management of such Person in connection with their services;

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(g) prompt notice of any material actual or (if reasonably certain) proposed working capital adjustment to be paid by a Credit Party or other material purchase price adjustment, escrow, indemnification or other similar determinations or claims against, or material payments in respect of such matters by, any Credit Party; and

(h) such additional business, financial, corporate (or other organizational) and other information as the Holders may from time to time reasonably request, within a reasonable period after such request, taking into account the nature of the request.

7.3 Notices. The Company shall promptly notify the Holders of any of the following (and in no event later than three (3) Business Days after a Responsible Officer becoming aware thereof):

(a) the occurrence or existence of any Event of Default;

(b) any breach or non-performance of, or any default under, any Contractual Obligation (other than a Material Agreement) of any Credit Party or any Subsidiary, or any violation of, or non-compliance with, any Law (other than Cannabis Laws), which, in any such case, could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, including a description of such breach, non-performance, default, violation or non- compliance and the steps, if any, such Credit Party or such Subsidiary has taken, is taking or proposes to take in respect thereof;

(c) any material breach or material non-performance of, or any material default under, any Material Agreement of any Credit Party or any Subsidiary, or any material violation of, or material non-compliance with, any Cannabis Law, including a description of such breach, non- performance, default, violation or non-compliance and the steps, if any, such Credit Party or such Subsidiary has taken, is taking or proposes to take in respect thereof;

(d) any dispute, litigation, investigation, audit, proceeding or suspension which may exist at any time between any Credit Party or any Subsidiary and any Governmental Authority (other than any Governmental Authority with jurisdiction over any Cannabis Laws) which could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect;

(e) any dispute, litigation, investigation, audit, proceeding or suspension which may exist at any time between any Credit Party or any Subsidiary and any Governmental Authority with jurisdiction over any Cannabis Laws other than investigations and audits in the Ordinary Course of Business or that otherwise could not reasonably be expected to, either individually or in the aggregate, materially and adversely affect any Credit Party;

(f) any notice from a Governmental Authority which could reasonably be expected to lead to the suspension or revocation of any material Cannabis License held by a Cannabis License Holder, or any material fine or penalty levied against any Cannabis License Holder which could reasonably be expected to materially and adversely affect a Cannabis License;

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(g) the commencement, or any material adverse development in, of any litigation or proceeding affecting any Credit Party or any Subsidiary (i) in which the amount of damages claimed is $1,000,000, (ii) in which injunctive or similar relief is sought and which could reasonably be expected to have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any other Operative Document;

(h) any of the following if the same could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to any ERISA Affiliate with respect to such event:

(i) an ERISA Event; (ii) the adoption of any new, or the commencement of contributions to, any Title IV Plan or Multiemployer Plan by any Credit Party, any Subsidiary or any ERISA Affiliate; or (iii) the adoption of any amendment to a Title IV Plan, if such amendment results in a material increase in benefits or unfunded liabilities;

(i) any Material Adverse Effect subsequent to the date of the most recent consolidated audited financial statements of the Company delivered to the Holders pursuant to this Agreement;

(j) any material change in accounting policies or financial reporting practices by any Credit Party or any Subsidiary;

(k) the creation, establishment or acquisition of any Subsidiary;

(l) upon the reasonable request of the Holders, an updated Perfection Certificate (or, to the extent such request relates to specified information contained in the Perfection Certificate, such information) reflecting all changes since the date of the information most recently received pursuant to this paragraph (l) or Section 4.1(c);

(m) the acquisition of, completion of improvements on or the election of Treehouse REIT not to purchase, any Material Real Property;

(n) any other development specific to the Company or any of the Subsidiaries that is not a matter of general public knowledge and that has had, or could reasonably be expected to have, a Material Adverse Effect; and

(o) (i) on each Thursday following the Restatement Closing Date, the Borrowers shall deliver to the Collateral Agent for distribution to the Holders a 13-week cash forecast in the form attached to Appendix I to this Agreement, with such form subject to adjustment by the Borrowers with the approval of the Collateral Agent (not to be unreasonably withheld); and

(ii) no later than five (5) Business Days after the end of each fiscal month, the Borrowers shall deliver to the Collateral Agent for distribution to the Holders a written report showing the monthly financial performance for the prior fiscal month indicating any variances to the Company’s budget as previously delivered to the Collateral Agent and approved by the Board, in the form attached to Appendix II to this Agreement, with such form subject to adjustment by the Borrowers with the approval of the Collateral Agent (not to be unreasonably withheld).

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Each notice pursuant to this Section shall be accompanied by a written statement by a Responsible Officer on behalf of Credit Parties setting forth details of the occurrence referred to therein, and stating what action Credit Parties propose to take with respect thereto and at what time. Each notice of a Default or of an Event of Default shall describe with particularity any and all clauses or provisions of this Agreement or other Operative Document that have been breached or violated.

7.4 Preservation of Existence, Etc. Each Credit Party shall: (a) preserve and maintain in full force and effect its corporate, partnership, limited liability company or other existence and good standing under the laws of its state or jurisdiction of incorporation or formation; (b) use commercially reasonable efforts, in the Ordinary Course of Business, to preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business where failure to do so could reasonably be expected to result in a Material Adverse Effect; (c) use commercially reasonable efforts, in the Ordinary Course of Business, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having material business relations with it; and (d) preserve or renew all of its registered trademarks, trade names and service marks materially necessary or materially useful to the operation of its business.

7.5 Maintenance of Property. Except to the extent that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Credit Party shall, in the Ordinary Course of Business, maintain and preserve all of its Property which is used or materially useful in its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and renewals and replacements thereof.

7.6 Property Insurance and Business Interruption Insurance. Each Credit Party shall, and shall cause each Subsidiary to, maintain, at its expense, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Credit Parties) as are customarily carried under similar circumstances by such other Persons as is reasonably acceptable to the Majority Holders. All such policies of insurance shall be in form and substance reasonably satisfactory to the Majority Holders and no Credit Party shall or shall permit any Subsidiary to, amend or otherwise change any such policies in any way which may adversely affect the Holders without the prior written consent of the Majority Holders. Credit Parties shall deliver to the Holders a certificate of insurance for each policy of liability insurance, which shall be accompanied by an additional insured endorsement in favor of the Collateral Agent. The policy of liability insurance shall provide for the insurer to provide at least thirty (30) days prior written cancellation notice to the Holders. The Company shall provide the Holders with prompt written notice of any change, amendment or modification to such insurance policy.

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7.7 Payment of Liabilities. Each Credit Party shall, and shall cause each Subsidiary to, pay, discharge and perform as the same shall become due and payable or required to be performed, all of their respective obligations and liabilities (but subject to any restrictions contained in this Agreement), including: (a) all income and other material Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay the enforcement of any Lien and for which adequate reserves in accordance with IFRS or GAAP, as applicable, are being maintained by such Credit Party or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its Property unless the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay the imposition or enforcement of the Lien and for which adequate reserves in accordance with IFRS or GAAP, as applicable, are being maintained by such Credit Party or such Subsidiary; (c) any Indebtedness, as and when due and payable, but subject to any restrictions contained in this Agreement, provisions in any applicable subordination agreement or provisions in any instrument or agreement evidencing such Indebtedness; and (d) all material obligations under any Contractual Obligation to which such Credit Party or such Subsidiary is bound, or to which it or any of its Properties is subject.

7.8 Compliance with Laws. Each Credit Party shall, and shall cause each Subsidiary to, comply, in all material respects, with all Laws of any Governmental Authority having jurisdiction over it or its business (including all Cannabis Laws and Environmental Laws), except

(a) such as may be contested in good faith by appropriate proceedings diligently prosecuted without risk of loss of any material portion of the assets of the Credit Parties, (b) as to which a bona fide dispute exists, and (c) for which appropriate reserves have been established on such Person’s financial statements.

7.9 Inspection of Property and Books and Records. Each Credit Party shall maintain proper books of record and account, in which full, true and correct entries in conformity with IFRS or GAAP, as applicable to such Credit Party, consistently applied shall be made of all financial transactions and matters involving the assets and business of each Credit Party and each Subsidiary. Each Credit Party shall, and shall cause each Subsidiary to, permit representatives and independent contractors of the Holders to visit and inspect any of their respective Properties, to examine their respective organizational, corporate, limited liability company or partnership, as applicable, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and, so long as (unless an Event of Default has occurred and is continuing) a senior member of Company’s management is given a reasonable opportunity to be present, independent public accountants, at such reasonable times, upon reasonable prior written notice, during normal business hours, in a manner that would not reasonably be expected to disrupt the conduct of such Credit Party’s or Subsidiary’s business in the ordinary course and as the Holders may reasonably desire; provided that, unless an Event of Default has occurred and is continuing, no more than two (2) such visits or inspections shall occur per calendar year at the expense of the Credit Parties.

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7.10 Use of Proceeds. The Company and the Borrowers shall use the proceeds of all Notes solely as follows: (a) to fund capital expenditures and marketing expenses, (b) to pay fees and expenses incurred in connection with the transactions contemplated by this Agreement, (c) for general working capital purposes, and (d) to repay outstanding debt and associated obligations under the Hankey Loan Documents to the extent required to maintain compliance with the license value to debt ratio set forth in the Hankey Loan Documents, provided that the Company notifies the Holders in writing promptly after using any proceeds of the Notes to prepay any obligations under the Hankey Loan Documents, provided that, so long as the Interim Budget or Turnaround Plan is in effect, the Company and the Borrowers shall use the proceeds of the Tranche 4 Advance and the proceeds of the Incremental Advances solely in accordance with the Interim Budget or Turnaround Plan, as applicable.

7.11 Further Assurances. Each Credit Party shall, and shall cause each Subsidiary to ensure that all written information, exhibits, schedules and reports furnished to the Holders, when read together with the Company Public Disclosure Record, do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Holders and correct any material defect or error that may be discovered in any written information, exhibits, schedules and reports furnished to the Holders or in any Operative Document or in the execution, acknowledgment or recordation thereof (it being acknowledged and understood that forecasts and projections are not to be viewed as facts and actual results may differ significantly from projected results contained in such forecasts and projections). Promptly upon request by the Holders, each Credit Party shall, and shall cause each Subsidiary to, take such additional actions as the Holders may reasonably require from time to time in order to carry out more effectively the purposes of this Agreement or any other Operative Document.

7.12 Additional Collateral.

(a) In the event (1) any Credit Party forms or acquires any Subsidiary which is not an Excluded Subsidiary after the Closing Date, or (2) any Excluded Subsidiary shall no longer be deemed an Excluded Subsidiary, such Credit Party or the Credit Party which controls such former Excluded Subsidiary shall promptly upon (but no later than thirty (30) days after) such formation, acquisition or change in status cause (i) such newly formed or acquired Subsidiary or former Excluded Subsidiary (each is a “New Subsidiary”) to execute and deliver to the Holders such documents as the Holders may then reasonably require (including, without limitation, a Guaranty and a joinder agreement causing such New Subsidiary to become party to the Security Agreement as a “Grantor” thereunder), (ii) provide updates to existing schedules and exhibits or new schedules or other disclosures as appropriate to modify representations, warranties, covenants, conditions and other provisions applicable to such New Subsidiary), (iii) a certificate attaching (x) the Organization Documents of such New Subsidiary, (y) resolutions of the board of directors (or similar governing body) of such New Subsidiary approving and authorizing the execution, delivery and performance of the documents described in this Section 7.11 and the other Operative Documents and the transactions contemplated thereby, and (z) signature and incumbency schedule of such New Subsidiary, all certified as of the date of delivery of such certificate by a Responsible Officer of such New Subsidiary as being true and complete and in full force and effect without modification and (iv) such other instruments, documents, and certificates reasonably required by the Holders in connection therewith.

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(b) If any asset (other than real property, which is covered by paragraph (c) below) that has an individual fair market value (as determined in good faith by the Borrowers) in an amount greater than $1,000,000 is acquired by any Credit Party or any Subsidiary after the Closing Date or owned by an entity at the time it becomes a Credit Party (in each case other than (x) assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof, (y) assets that are not required to become subject to Liens in favor of the Holders pursuant to any Operative Document, or (z) assets of an Excluded Subsidiary), the applicable Credit Party will (i) as promptly as practicable notify the Holders thereof and (ii) take or cause the Credit Parties to take such actions as shall be reasonably requested by the Holders to grant and perfect such Liens, all at the expense of the Credit Parties.

(c) The Company shall promptly notify the Holders of the acquisition of, or completion of improvements on, and grant and cause each of the Credit Parties to grant to the Holders security interests and Mortgages in such Material Real Property of the Company or any such Credit Parties as are not covered by the Mortgages previously delivered and recorded pursuant to documentation substantially in the form of the Mortgages or in such other form as is reasonably satisfactory to the Holders (each, an “Additional Mortgage”) and constituting valid and enforceable Liens subject to no other Liens except Permitted Liens at the time of perfection thereof, record or file, and cause each such Credit Party to record or file, the Additional Mortgage or instruments related thereto in such manner and in such places as is required by law to establish, perfect, preserve and protect the Liens in favor of the Holders required to be granted pursuant to the Additional Mortgages and pay, and cause each such Credit Party to pay, in full, all Taxes, fees and other charges payable in connection therewith. Unless otherwise waived by the Holders, with respect to each such Additional Mortgage, the Company shall deliver to the Holders contemporaneously therewith a title insurance policy in an amount and with such endorsements as shall be required by Holders and in form and substance reasonably acceptable to Holders, flood determination and evidence of flood insurance, if required by law, legal opinion (in form and substance customary for the particular transaction and permitting reasonable assumptions and qualifications which are typically required in connection with opinions rendered in the cannabis industry), FIRREA appraisal (if required by law), a phase I environmental assessment, evidence of zoning compliance and no non-compliance with any other applicable laws, rules and regulations, an ALTA survey in form and substance acceptable to Holders, a phase I environmental assessment disclosing no recognized environmental conditions and otherwise in form and substance acceptable to Holders, and otherwise comply with the requirements of the Operative Documents applicable to Mortgages and Mortgaged Property. Any survey, environmental assessment, title insurance commitment or policy and evidence of zoning/compliance with applicable laws, ordinances, rules and regulations shall be at the sole cost and expense of Company.

(d) The Company shall furnish to the Holders promptly (and in any event within thirty (30) days after such change) written notice of any change (i) in any Credit Party’s corporate or organization name, (ii) in any Credit Party’s identity or organizational structure, (iii) in any Credit Party’s organizational identification number, or (iv) in any Credit Party’s jurisdiction of organization; provided that the Credit Parties shall not effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Holders to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral with the same priority as prior to such change (it being understood that, subject to the foregoing, any Credit Party may change the name under which it conducts its business or its corporate name, trade name, trademarks, brand name or other public identifiers).

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(e) Not later than thirty (30) days after any new deposit account or securities account is opened by any Credit Party (excluding any accounts used solely to fund payroll or employee benefits), deliver to the Collateral Agent for the benefit of the Holders a Control Agreement with respect to each such account.

7.13 Anti-Terrorism Laws. Each Credit Party shall, and shall cause each Subsidiary to, (a) ensure that no Person that directly or indirectly owns a controlling interest in or otherwise controls such Person is or shall be listed in any of the listings described in Section 5.22, (b) not use or permit the use of the proceeds of the Notes to violate any of the foreign asset control regulations of OFAC or any enabling statute or order relating thereto or the Executive Order and (c) comply in all material respects with all applicable Bank Secrecy Act laws and regulations.

7.14 Fees and Expenses.

(a) Each Credit Party shall bear all of its own expenses in connection with this Agreement and the other Operative Documents, and the transactions contemplated hereby and thereby. The Credit Parties will reimburse the Holders for their Attorney Fees in connection with the drafting, negotiation and execution of this Agreement up to a maximum of $100,000.

(b) Any action taken by any Credit Party under or with respect to any Operative Document, even if required under any Operative Document or at the request of the Holders, shall be at the expense of the Credit Parties, and the Holders shall not be required under any Operative Document to reimburse any Credit Party or any Subsidiary of any Credit Party therefor except as expressly provided therein. In addition, the Credit Parties agree to pay or reimburse upon demand (with respect to subparagraphs (i) and (ii) collectively for all costs and expenses incurred after the Closing Date, up to an amount not to exceed half of one percent (0.50%) of the outstanding principal balance under the notes): (i) the Holders for all reasonable and invoiced out-of-pocket costs and expenses incurred by it or any of its Related Persons in connection with the investigation, development, preparation, negotiation, execution, interpretation or administration of, any modification of any term of or termination of, any Operative Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein, in each case including Attorney Costs of the Holders, the reasonable and invoiced out-of-pocket cost of environmental audits, background checks and similar expenses, to the extent permitted hereunder, (ii) the Holders for all reasonable and invoiced out-of-pocket costs and expenses incurred by it or any of its Related Persons in connection with internal audit reviews, audits by Governmental Authorities, field examinations and inspections, and (iii) each of the Holders, and its Related Persons for all invoiced out-of-pocket costs and expenses incurred in connection with (A) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out”, (B) the enforcement or preservation of any right or remedy under any Operative Document, any Obligation, or any other related right or remedy or (C) the commencement, defense, conduct of, intervention in, or the taking of any other action (including preparation for and/or response to any subpoena or request for document production relating thereto) with respect to, any proceeding (including any bankruptcy or insolvency proceeding) related to any Credit Party, any Subsidiary of any Credit Party, Operative Document, Obligation or Related Transaction, including Attorney Costs.

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7.15 Taxes. Each Credit Party and each Subsidiary shall file all Tax returns and reports required to be filed, and will pay or cause to be paid Taxes, assessments, fees and other governmental charges levied or imposed upon it or its Properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently prosecuted and for which adequate reserves have been provided in accordance with IFRS or GAAP, as applicable.

7.16 Right of First Refusal. From and after the consummation of the Tranche 3 Advance and until the repayment in full or conversion of the Obligations then outstanding under all Notes, the Company shall notify the Holders of each proposed offering of debt securities (“Debt Offering”) by the Company or (unless it is to another Subsidiary or the Company) any of its Subsidiaries within a commercially reasonable time prior to the initial closing of such offering, and each Holder shall have the right to participate in such Debt Offering, subject to negotiations in good faith by the Company and the Holders of the terms of such Debt Offering and of definitive documentation therefor, by providing notice to the Company within two (2) Business Days of receipt of such notice from the Company.

7.17 Regulatory Disclosures. In the event that any Credit Party receives a subpoena, notice of requirement to disclose or any request to disclose any information about any Purchaser from any Governmental Authority, or any applicable Law or Order (other than Excluded Laws) requires any Credit Party to disclose any information about any Purchaser (each is a “Regulatory Disclosure Requirement”), such Credit Party shall, to the extent permissible, prior to disclosing such information, promptly notify the Holders of such Regulatory Disclosure Requirement and permit the Holders and their counsel to seek a protective order or otherwise restrict the disclosure of such information. Further, each Credit Party shall cooperate in good faith with the Holders in their efforts to obtain a protective order or take such other action as the Holders deem necessary, and if a protective order or other remedy is not obtained despite the Holders’ efforts, the Credit Parties shall disclose only that portion of the information that the Credit Parties are legally required to disclose and will make reasonable efforts to obtain reliable assurance that confidential treatment will be afforded that information. Notwithstanding the foregoing, the Company may make disclosures in accordance with its obligations to report the transactions contemplated hereby under the policies of the CSE and under applicable Canadian Securities Laws, including disclosure of the names of the Holders, the amount purchased, and certain other required information.

7.18 Board Observer. At the Closing, the Purchasers shall be irrevocably and unconditionally (subject to the express terms hereof) granted the right to appoint one non-voting observer to the Company’s board of directors (the “Observer”) pursuant to the Observer Agreement, which agreement and appointment will become effective as of the Closing.

7.19 Financial Covenants.

(a) Minimum Liquidity. The Company and the Borrowers and their respective Subsidiaries on a consolidated basis shall at all times maintain Unencumbered Liquid Assets with a value greater than or equal to the applicable Minimum Liquidity Amount.

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7.20 Post Closing Matters. The Credit Parties shall perform the actions and deliver all agreements, instruments and documents set forth on Schedule 7.20.

7.21 Chief Restructuring Officer; Turnaround Plan; Executive Personnel.

(a) The Credit Parties shall not terminate the CRO without the Gotham Purchasers’ prior written consent, with such consent not to be unreasonably withheld, conditioned or delayed. In the event the CRO’s employment by the Company is terminated, the Credit Parties shall, as soon as practicable, hire a new CRO who is reasonably acceptable to the Gotham Purchasers (as evidenced by their prior written consent). It shall be an immediate Event of Default if the Company does not engage a replacement CRO within forty five (45) days after the date of the prior CRO’s termination. The Credit Parties shall cause and permit the CRO to share financial and other information with the Purchasers promptly upon any Purchaser’s reasonable request. The Purchasers acknowledge that as a result of such information being provided to them, that trading in securities of the Company may be restricted under applicable securities laws.

(b) The Credit Parties shall fully cooperate with the CRO and provide all assistance and resources reasonably necessary or desirable for the CRO to develop, present to the board of directors of the Company and the Purchasers, and implement a turnaround plan and budget which covers budgets, forecasts and financial projections of the Company and its Subsidiaries, for a minimum of the thirteen (13)-week period following the Restatement Closing Date (or a longer period in the CRO’s reasonable discretion), which shall set forth for such period the forecasted budget and projections for cash flow statements. Such proposed turnaround plan and budget must be delivered and presented to the Purchasers in accordance with Section 7.2(d). The Credit Parties shall instruct the CRO to provide the proposed turnaround plan and budget and all updates thereto to the Gotham Purchasers for their consideration and approval, with such other background information and analyses as the Gotham Purchasers reasonably request to be able to evaluate the proposed turnaround plan and all updates thereto. The turnaround plan and budget as approved by the board of directors of the Company and by the Gotham Purchasers shall replace the Interim Budget and is referred to herein as the “Turnaround Plan”. Neither the Interim Budget nor the Turnaround Plan may be amended, supplemented or otherwise modified without the Gotham Purchasers’ prior written consent, not to be unreasonably withheld (and if such consent is given, the term “Turnaround Plan” shall refer to such modified plan).

(c) As long as the Interim Budget or Turnaround Plan is in effect, the Credit Parties shall comply with and implement the Interim Budget or Turnaround Plan, respectively, in a timely manner.

(d) The Credit Parties shall not hire, engage or terminate, or agree to hire, engage or terminate, any “C-Level” employee of any Credit Party without the Gotham Purchasers’ prior written consent, not to be unreasonably withheld.

ARTICLE VIII

NEGATIVE COVENANTS

Each Credit Party covenants and agrees that, from and after the date hereof until the Notes and all other amounts under the Operative Documents have been finally paid in full in accordance with their terms (other than contingent indemnification or reimbursement obligations to the extent no claim giving rise thereto has been asserted), such Credit Party shall not, and shall not cause, suffer or permit any Subsidiary to, directly or indirectly:

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8.1 Liens. Create, incur, assume or suffer to exist any Lien on any of its assets, other than the following (collectively, “Permitted Liens”): (a) liens securing the payment of Taxes either not yet delinquent or the validity of which is being contested in good faith by appropriate proceedings, and as to which such Credit Party or such Subsidiary shall, under IFRS or GAAP, as applicable, have set aside on its books and records adequate reserves; (b) pledges, deposits or Liens made or arising under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or surety, stay, appeal or custom bonds, or to secure indemnity, performance or other similar bonds in the Ordinary Course of Business; (c) Liens in favor of the Collateral Agent for the benefit of the Holders; (d) Liens which arise by operation of law, other than Liens which arise by operation of Environmental Laws, incurred in the Ordinary Course of Business (for sums not constituting borrowed money) that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with IFRS or GAAP, as applicable (if so required); (e) zoning restrictions, building codes, easements, rights of way, licenses, covenants and other similar restrictions affecting the use of real property that do not secure monetary obligations and do not materially impair the use of such real property for its intended purposes or the value thereof; (f) Liens described on Schedule 8.1, provided that such Liens shall secure only those obligations which they secure on the Closing Date or, in the case of Liens securing the Indebtedness outstanding under the Hankey Loan Documents, Liens securing any refinancing, renewal, replacement or extension of such Indebtedness to the extent permitted under Section 8.2(d); (g) purchase money security interests on equipment of any Credit Party or any Subsidiary securing Capital Leases or purchase money Indebtedness in each case permitted by Section 8.2(b); (h) Liens arising from the filing of precautionary UCC or Personal Property Security Act financing statements solely as a precautionary measure in connection with operating leases, licenses or consignment of goods; (i) rights of offset or statutory banker’s Liens arising in the Ordinary Course of Business in favor of commercial banks; provided that any such Lien shall only extend to deposits and Property in possession of such commercial bank; (j) any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement expressly permitted under this Agreement and entered into in the Ordinary Course of Business which do not (i) interfere in any material respect with the business of any Credit Party or (ii) secure any Indebtedness; (k) judgment Liens with respect to judgments which do not constitute an Event of Default; provided that the enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings; (l) non-exclusive outbound licenses or sublicenses of patents, copyrights, trademarks and other intellectual property rights granted by any Credit Party in the Ordinary Course of Business and not interfering in any respect with the ordinary conduct of or materially detracting from the value of the business of such Credit Party; (m) [reserved]; (n) liens described on Schedule 8.1(n); (o) [reserved]; and (p) any other Liens on Property not otherwise permitted by this Section 8.1 so long as neither (i) the aggregate principal amount of the Indebtedness and other obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the Property subject thereto exceeds $1,000,000 at any time outstanding. No Credit Party shall permit the filing of any financing statement naming such Person as debtor, except for financing statements filed with respect to Permitted Liens.

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8.2 Indebtedness. Incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness of any Credit Party or any Subsidiary, except for any of the following: (a) the Obligations; (b) Capital Leases and purchase money Indebtedness (including Capital Leases and purchase money Indebtedness listed on Schedule 8.2), incurred to finance the purchase of equipment, not to exceed $5,000,000 in the aggregate at any time outstanding, and in each case is subject to terms arms’ length terms and conditions and may be prepaid at any time in accordance with its terms; (c) trade obligations and normal accruals made in accordance with IFRS or GAAP, as applicable, in the Ordinary Course of Business not yet due and payable, or with respect to which such Credit Party or such Subsidiary is contesting in good faith the amount or validity thereof by appropriate proceedings, and then only to the extent that such Credit Party or such Subsidiary has set aside on its books adequate reserves therefor, if appropriate under IFRS or GAAP, as applicable; (d) Indebtedness described on Schedule 8.2 and any refinancing, renewal, replacement or extension of such Indebtedness in a principal amount not in excess of that which is outstanding on the Closing Date; (e) unsecured intercompany Indebtedness arising from loans made by any Credit Party to any other Credit Party, provided, however, that upon the request of the Holders at any time, such Indebtedness shall be evidenced by promissory notes having terms reasonably satisfactory to the Majority Holders; (f) Indebtedness arising from endorsing negotiable instruments for collection in the Ordinary Course of Business; (g) obligations (contingent or otherwise) of the Credit Parties and their respective Subsidiaries existing or arising in connection with endorsement of instruments for deposit in the Ordinary Course of Business; (h) Indebtedness to the extent (and without duplication) constituting Investments made by the Credit Parties as expressly permitted under Section 8.5, but subject to clause (n) of this Section 8.2 (below); (i) Indebtedness arising from the honoring by a bank or other financing institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the Ordinary Course of Business; provided, however, that such Indebtedness is extinguished within ten (10) days of incurrence; (j) to the extent constituting Indebtedness, Indebtedness incurred in the Ordinary Course of Business in connection with the financing of unpaid insurance premiums (not in excess of one year’s premiums); (k) Contingent Obligations (i) arising from indemnification obligations, purchase price adjustments or similar obligations in favor of Holders in connection with Dispositions expressly permitted hereunder, (ii) arising from indemnification obligations in favor of directors, managers, employees and officers incurred in the Ordinary Course of Business and expressly permitted hereunder, (iii) constituting guaranties, endorsement or other liabilities incurred in the Ordinary Course of Business in respect of obligations of (or to) suppliers, customers, lessors and licensees, (iv) arising under indemnity agreements to title insurers to cause such title insurer to issue title insurance policies, or (v) of the Credit Parties or any Subsidiary in respect of guarantees of Indebtedness otherwise permitted under this Agreement of another Credit Party; (l) Indebtedness representing any Tax payment obligations to the extent such Taxes are being contested by a Credit Party in good faith by appropriate proceedings and adequate reserves are being maintained in accordance with IFRS or GAAP, as applicable; (m) Indebtedness subject to a Subordination Agreement; (n) Indebtedness of any Person that becomes a Subsidiary after the date hereof, provided that such Indebtedness exists at the time such Person becomes a Subsidiary, is not created in contemplation of, or in connection with, such Person becoming a Subsidiary, and provided further, that the incurrence of such Indebtedness by an existing Credit Party or Subsidiary would have been permitted before such new Subsidiary became a Subsidiary; (o) unsecured Indebtedness which is subject to a Subordination Agreement in an aggregate principal amount not to exceed $650,000,000; and (p) Indebtedness described on Schedule 8.2(p) or other trade payables or accrued expenses incurred in the Ordinary Course of Business which payables or expenses are past due more than ninety (90) days and the payment of which is included in the Interim Budget or Turnaround Plan.

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8.3 Disposition of Assets. Sell, assign, license, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing (including any agreement to statutorily divide) (each is a “Disposition”), except: (a) Dispositions of Inventory in the Ordinary Course of Business; (b) Dispositions from a Credit Party to another Credit Party; (c) to the extent expressly permitted by Section 8.4 or Section 8.5; (d) non-exclusive licenses or sublicenses of intellectual property rights in the Ordinary Course of Business not interfering, individually or in the aggregate, in any material respect with the business of any Credit Party; (e) any Disposition of real Property required by a Governmental Authority to a Governmental Authority as a result of eminent domain proceedings; (f) to the extent constituting a sale, lease, conveyance or disposition, the granting of Permitted Liens; (g) Dispositions of machinery, equipment or other fixed assets to the extent such machinery, equipment or other fixed assets are exchanged for credit against the purchase price of similar replacement machinery, equipment or other fixed assets, or the proceeds of such Dispositions are reasonably promptly applied to the purchase price of similar replacement machinery, equipment or other fixed assets, all in the Ordinary Course of Business; (h) sales of real property in connection with Treehouse REIT Transactions; (i) Dispositions of immaterial, obsolete or worn-out Property in the Ordinary Course of Business; (j) Dispositions of cultivation facilities or the management thereof, subject to the prior written consent of the Gotham Purchasers, not to be unreasonably withheld or delayed and provided the Gotham Purchasers are aware of the terms upon which the Company is currently contemplating disposing of its cultivation facilities and acknowledge the Company will not be receiving cash consideration for such disposition; and (k) Dispositions of other Property provided that:

(A) no Default or Event of Default exists or would result from such disposition;

(B) such Disposition is

(i) of the Arizona Subsidiaries, Illinois Subsidiaries, Michigan Subsidiaries or Virginia Subsidiaries, or Property owned or contemplated to be owned by such Subsidiaries as of the Second Amendment Effective Date (collectively, the “Subsidiary Sales”), in each case, on terms no less favorable to such Subsidiary or any Credit Party than would be obtained in a comparable arm’s length transaction under similar market and economic conditions, and without the prior written consent of the Purchasers (which consent shall not be unreasonably withheld, conditioned or delayed), in no event for cash consideration less than $27,500,000 in the case of the Arizona Subsidiaries (or in the event the Arizona Subsidiaries are not sold as a package, $11,000,000 for the entities or assets comprising the operations of EBA Holdings, Inc., $12,375,000 for the entities or assets comprising the operations of CSI Solutions, LLC and $4,125,000 for the entities or assets comprising the operations of Kannaboost Technology, Inc., or in such amounts as reflected in non-binding letters of intent existing as of the Restatement Closing date as described on Schedule 8.3(k)), $1,5000,000 in the case of the Michigan Subsidiaries, $7,500,000 in the case of the Virginia Subsidiaries and $35,000,000 in the case of the Illinois Subsidiaries (or in the event the Illinois Subsidiaries are not sold as a package, $15,000,000 for the Hillcrest cultivation entity and $10,000,000 for each dispensary entity), or

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(ii) of Property no longer material to the continued operation of the business of the Credit Parties and which has been identified for Disposition in the Turnaround Plan; or

(iii) of other Property with respect to which (x) such disposition closed and the relevant Credit Parties or Subsidiaries received the proceeds of such sale on or after January 1, 2021, (y) the consideration received by the Credit Parties or Subsidiaries for each such disposition shall be at least 75% cash, Cash Equivalents or free trading securities that are converted to cash within 30 days, and (z) the total consideration received by such Credit Parties or Subsidiaries for such Property shall have a fair market value not exceeding, in the aggregate, (1) $12,500,000 during the period beginning January 1, 2021 and ending June 30, 2021, and (2) $25,000,000 during any Fiscal Year thereafter; and

(C) the Company has provided copies of the definitive documentation for such Disposition (which may be subject to any immaterial changes prior to closing, so long as such changes are not adverse to any Holder) to the Collateral Agent at least five (5) days prior to the closing thereof or any Credit Party’s or Subsidiary’s receipt of consideration therefor, provided, however, that with respect the sale of the Illinois Subsidiaries, if the definitive documentation for such sale is signed within five (5) days after the Second Amendment Effective Date, the Company shall provide such documentation to the Collateral Agent as soon as possible after the Second Amendment Effective Date; and

(D) the Company has notified the Holders in writing of its intended use of cash consideration received with respect to such Disposition, which shall include either funding an Investment permitted hereunder within twelve (12) months after receipt thereof (the “Reinvestment Period”), using such cash to satisfy Section 7.19(a), or a prepayment of Obligations, which prepayment shall in any event be subject to all prepayment premiums or fees set forth in the Notes (and provided further, that if the Credit Parties fail to fund an Investment within the Reinvestment Period, make a prepayment or notify the Holders of its intended use to satisfy Section 7.19(a), and such cash is not required to satisfy Section 7.19(a), then, immediately upon expiration of the Reinvestment Period, the Credit Parties shall offer to the Holders to make a prepayment under the Notes in an amount equal to such cash consideration, which prepayment each Holder may forego in its sole discretion). The restrictions contained in this Section 8.3 shall not apply with respect to any Excluded JV Subsidiary or any Immaterial Subsidiary.

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With respect to the Disposition(s) of the Arizona Subsidiaries, to the extent such Dispositions have not occurred on or prior to the sixtieth (60th) day after the Restatement Closing Date, the Credit Parties will cause the Arizona Subsidiaries which have not yet been sold to become Credit Parties in accordance with Section 7.12 on such sixtieth (60th) day, and, regardless of the time frames set forth in Section 7.12, all documentation and other deliverables required under Section 7.12 which are deliverable in connection with such joinders shall be due on such sixtieth (60th) day, it being understood that such joinder shall not restrict the future Disposition of any or all Arizona Subsidiaries otherwise in accordance with 8.3(k)(B)(i) above.

Notwithstanding the foregoing Section 8.3, beginning on the Restatement Closing Date and ending no earlier than the last day of the Commitment Period, only the Dispositions of the Virginia Subsidiaries, the Hillcrest cultivation entity and the Arizona Subsidiaries shall be permitted, as described in and subject to clause (k) above, and dispositions permitted under clauses (a), (b) and (i) of Section 8.3 above, and no other Disposition which was previously permitted under this Section 8.3 shall be permitted. If at the end of the Commitment Period the Committed Amount is $50,000,000 or greater but less than $75,000,000, then the Credit Parties may sell the remaining Illinois Subsidiaries as described in and subject to Section 8.3(k) above. If at the end of the Commitment Period the Committed Amount is less than $50,000,000, then all the Dispositions permitted under Section 8.3 prior to the Restatement Closing Date shall be permitted after the end of the Commitment Period.

8.4 Consolidations, Conversions and Mergers. Do any of the following: (a) convert its status as a type of Person (e.g., corporation, limited liability company, partnership) or the jurisdiction in which it is organized, formed or created, unless it shall have provided thirty (30) days prior written notice to the Holders, (b) consummate a statutory division, merge or consolidate with or into, any Person, except in connection with a Permitted Acquisition, (c) convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of any Credit Party (taken as a whole) to or in favor of any Person other than another Credit Party unless such conveyance, transfer, lease or other disposition is consummated in accordance with Section 8.3(k), (d) liquidate, wind-up or dissolve any Credit Party or Subsidiary that is not an Excluded Subsidiary, or (e) or agree to do any of the foregoing, except that upon ten (10) Business Days’ prior written notice to the Holders, any Credit Party may merge, amalgamate or consolidate with or acquire some or all the Equity Interests issued by, an interest in, or the assets of, another Credit Party (and, in the case of such merger, amalgamation or consolidation or, in the case of the conveyance or distribution of all such assets, the non-surviving or selling entity, as the case may be, may be liquidated, wound up or dissolved); provided that if the Company is a party to such transaction, the Company must be the surviving entity.

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8.5 Loans and Investments. Do any of the following: (a) purchase or acquire, or make any commitment for, any Equity Interest or any evidence of Indebtedness or obligations or other securities of, or any interest in, any Person, including the establishment or creation of or statutory division into a Subsidiary or joint venture, (b) make or commit to make any Acquisitions, or any other acquisition of all or substantially all of the assets of another Person, or of any business or division of any Person, including by way of merger, consolidation or other combination, or (c) make or commit to make any advance, loan, extension of credit or capital contribution to, or assume the debt of, purchase or acquire any other debt or interest in, or make any other investment in, any Person including any Affiliate of any Credit Party or any Subsidiary (the items described in clauses (a), (b) and (c) are referred to as “Investments”), except for: (i) Investments in cash and Cash Equivalents and checking and demand deposit accounts maintained in the Ordinary Course of Business; (ii) each Credit Party’s ownership of the Equity Interests of its Subsidiaries; (iii) the Investments listed on Schedule 8.5; (iv) each Credit Party’s ownership of the Equity Interests of its Subsidiaries including Subsidiaries established or created after the Closing Date in compliance with all applicable terms of the Operative Documents; (v) prepaid expenses and deposits for lease obligations or in connection with the provision of goods or services, in each case incurred in the Ordinary Course of Business; (vi) accounts created and trade debt extended in the Ordinary Course of Business; (vii) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary to prevent or limit loss; (viii) [reserved]; or (ix) Permitted Acquisitions and joint venture Investments, provided that the aggregate amount of cash and Cash Equivalents used as consideration therefor shall not exceed ten percent (10%) of the Market Capitalization, both as of the last day of the Fiscal Quarter most recently ended and after giving effect to the applicable Permitted Acquisition or joint venture Investment.

8.6 Transactions with Affiliates. Enter into any transaction or series of transactions with, or pay any compensation or other amounts to, any Affiliate of any Credit Party or any Affiliate of any Subsidiary, except (a) as specifically described on Schedule 8.6, (b) the Treehouse REIT Transactions, (c) pursuant to terms no less favorable to such Credit Party or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of such Credit Party or such Subsidiary, provided that the Company notifies the Holders of each such transaction, (d) for transactions and payments expressly permitted by Sections 8.3, 8.4, 8.5 and 8.10, (e) customary fees to, and indemnifications of, any independent director of a Credit Party’s limited partnership advisory committee, board of directors or similar governing body or any observer thereto, and (f) payments of salary, bonus, equity-linked compensation and other expenses and perquisites for executive officers of the Credit Parties. Without limiting the foregoing, none of the Credit Parties shall permit or cause to be permitted any increase to the compensation of any employee, consultant or contractor of any Credit Party who is a director or officer of any Credit Party, unless such increase (i) reflects an increase to such person’s compensation of less than ten percent (10%) as compared to the compensation such Person received from the Credit Parties on a consolidated basis during the twelve (12) months prior thereto, or (ii) is approved by the Company’s board of directors.

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8.7 Use of Proceeds. Use any portion of the proceeds of the Notes, directly or indirectly, (a) to purchase or carry Margin Stock or repay or otherwise refinance Indebtedness of any Credit Party or any Subsidiary or others incurred to purchase or carry Margin Stock, (b) to pay dividends or make any distributions to any holders of Equity Interests issued by the Company or any Credit Party, except with respect to any tax distributions required by any Contractual Obligation of a Credit Party and distributions from one Credit Party to another Credit Party, or (c) otherwise in any manner which is in contravention of any Law or in violation of this Agreement.

8.8 Contingent Obligations. Create, incur, assume or suffer to exist any Contingent Obligations except in respect of the Obligations and except: (a) endorsements for collection or deposit in the Ordinary Course of Business; (b) Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations; (c) guaranties in favor of the Holders; (d) endorsements for collection or deposit in the Ordinary Course of Business; (e) Contingent Obligations in respect of, or constituting, Indebtedness permitted under Section 8.2; (f) guaranties of the Obligations by any Credit Party other than the Company, (g) Contingent Obligations set forth in Schedule 8.8; (h) guaranties of any operating lease or Capital Lease of the Credit Party or any Subsidiary; or (i) guaranties with respect to Permitted Acquisitions to secure payments of purchase price in connection therewith, including, without limitation, earnout payments, seller notes and other deferred purchase price payments which are otherwise permitted under this Agreement.

8.9 Compliance with ERISA. Except as would not reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate, cause or permit (a) to exist any ERISA Event; or (b) any Title IV Plan to have vested Unfunded Benefit Liabilities determined as of the most recent valuation date for each such Title IV Plan.

8.10 Restricted Payments. Do any of the following (clauses (a), (b), (c) and (d) are referred to herein, collectively, as “Restricted Payments”): (a) pay any “earnouts” or similar payment obligations under merger, acquisition, purchase or similar or related agreements, unless in each case no Event of Default shall have occurred or be continuing or would result from such payment, (b) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any Equity Interests which are not tax distributions specifically permitted under Section 8.7, (c) consummate a statutory division or (d) purchase, redeem, retire or otherwise acquire (in each case for cash) any Equity Interests now or hereafter outstanding (other than redemptions or exchanges of common shares of Holdings or units of MM Opco which are redeemable or exchangeable in accordance with the Organization Documents of Holdings or MM Opco, as applicable, for Equity Interests of the Company), or set apart assets for a sinking or other analogous fund therefor, in each case, other than Restricted Payments by any Subsidiary of the Company to the Company or by the Company to any Subsidiary or between Subsidiaries of the Company.

8.11 Change in Business. Engage in any material line of business substantially different from those lines of business carried on by it on the date hereof, other than ancillary or related businesses or reasonable extensions thereof.

8.12 Change in Structure. Amend, modify or restate any of its Organization Documents in any manner.

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8.13 Accounting Changes; Fiscal Year. Make any material change in accounting treatment or reporting practices (except as required by IFRS or GAAP, as applicable), or change its Fiscal Year.

8.14 Subsidiaries. Form, acquire or permit to exist any Subsidiaries, other than those in existence on the Closing Date and listed on Schedule 1.1(c) and other than those established or created after the Closing Date in compliance with Section 7.12.

8.15 Environmental. Fail to conduct its business so as to comply in all respects with all Environmental Laws and Environmental Permits in all jurisdictions in which it is or may at any time be doing business, except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided, however, that nothing contained in this Section 8.15 shall prevent any Credit Party or any Subsidiary from contesting, in good faith by appropriate legal proceedings, any such law, regulation, interpretation thereof or application thereof, provided, further, that such Credit Party or such Subsidiary shall not fail to comply with the order of any court or other Governmental Authority of applicable jurisdiction relating to such laws unless such Credit Party or such Subsidiary shall currently be prosecuting an appeal or proceedings for review and shall have secured a stay of enforcement or execution or other arrangement postponing enforcement or execution pending such appeal or proceedings for review.

8.16 Limits on Restrictive Agreements. Create, enter into or otherwise cause or suffer to exist or become effective any contractual or other restriction on the ability of (a) any Credit Party or any Subsidiary to perform and comply with their respective obligations under the Operative Documents, or (b) any Credit Party or any Subsidiary to (i) make Restricted Payments in respect of any Equity Interests of such Subsidiary held by, or pay any Indebtedness owed to, any Credit Party, (ii) make loans or advances to, or other Investments in, any Credit Party, or (iii) transfer any of its assets to any Credit Party, except for such encumbrances or restrictions existing under or by reason of this Agreement, the other Operative Documents and under the arrangements described in clauses (b) through (e) of Section 8.18 to the extent they contain provisions restricting the transfer of assets.

8.17 Sale-Leaseback Transactions. Except in connection with Treehouse REIT Transactions (which shall not be prohibited) or with the prior written consent of the Majority Holders (such consent not to be unreasonably withheld), become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, (a) of any Material Real Property that any Credit Party or any Subsidiary has sold or transferred (or is to sell or transfer) to a Person that is not a Credit Party or (b) that any Credit Party or any Subsidiary intends to use for substantially the same purpose as any other Material Real Property that, in connection with such lease, has been sold or transferred by any Credit Party or any Subsidiary to another Person.

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8.18 No Other Negative Pledges. Enter into or suffer to exist any agreement or restriction, or permit any Subsidiary to enter into any agreement or restriction, that, directly or indirectly, prohibits or conditions the creation, incurrence or assumption of any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do any of the foregoing, except for such agreements or restrictions existing under or by reason of (a) this Agreement and the other Operative Documents, (b) applicable Laws, (c) any agreement or instrument creating a Permitted Lien (but only to the extent such agreement or restriction applies to the assets subject to such Permitted Lien), (d) customary provisions in leases and licenses of real or personal property entered into by any Credit Party or any Subsidiary as lessee or licensee in the Ordinary Course of Business, restricting the granting of Liens therein or in Property that is the subject thereof, and (e) customary restrictions and conditions contained in any agreement relating to the sale of assets pending such sale, provided that such restrictions and conditions apply only to the assets being sold and such sale is permitted under this Agreement.

8.19 Press Release. Issue any press releases or other public disclosure, nor cause or permit any Affiliate of a Credit Party to do so, including any prospectus, proxy statement or other materials filed with any governmental authority or body relating to a public offering of the securities of any Credit Party, using the name of any Purchaser or its affiliates or referring to this Agreement or the other Operative Documents without at least ten (10) Business Days’ prior notice to the Purchasers and without the prior written consent of the Purchasers, which consent shall not be unreasonably withheld, unless (and only to the extent that) such Credit Party or Affiliate is required to do so under Law and then, in any event, such Credit Party or Affiliate shall use commercially reasonable efforts to consult with the Purchasers before issuing such press release or other public disclosure. Each Credit Party consents to the publication by the Purchasers of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement; provided, that, if requested by the Company, the Purchasers shall provide a draft of any such tombstone or similar advertising material to the Company for review and comment prior to the publication thereof. The Purchasers reserve the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

8.20 Changes to Certain Documents; New Material Agreements. (a) Amend, modify or change materially the terms of any Material Agreement without the Majority Holders’ prior written consent, which shall not be unreasonably withheld or delayed; (b) amend, modify or change the terms of the Organization Documents of any Credit Party or any of its Subsidiaries or any agreement, instrument or other document evidencing, entered into in connection with or relating to the Organization Documents of any Credit Party or any of its Subsidiaries; or (c) amend, modify or change the terms of any agreement, instrument or other document evidencing, entered into in connection with or relating to Material Indebtedness which is subordinated to the Obligations (whether by contract or otherwise), in a manner that could reasonably be materially adverse to the interests of the Purchasers, and provided, that the Company shall use commercially reasonable efforts to notify the Purchases of any amendment, modification or change, of the terms of any agreement, instrument or other document evidencing, entered into in connection with or relating to Material Indebtedness (whether by contract or otherwise) or of any Material Agreement (even if the Purchasers’ consent thereto is not required pursuant to this Section 8.20), and provided further, that the failure to provide such notice shall not be an Event of Default under this Agreement. Promptly upon the execution of any Material Agreement not in existence on the Closing Date, the Company shall notify the Holders thereof and provide a copy of such Material Agreement to the Holders.

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8.21 Limitations on Activities of Certain Credit Parties. No Holding Company will engage at any time in any business or business activity other than (i) ownership of the Equity Interests or debt in the other Credit Parties, together with activities related thereto, (ii) performance of its obligations under and in connection with the Operative Documents and the incurrence and performance of Obligations permitted to be incurred by it hereunder, (iii) issuance of Equity Interests and activities in connection therewith and related thereto, (iv) capital markets activities,

(v) activities expressly permitted or required hereunder, and (vi) as otherwise required by Law (other than Excluded Laws).

8.22 Issuance of Securities.

(a) Notwithstanding anything to the contrary herein or in any other Operative Document, issue any Equity Interest, including, without limitation and for the avoidance of doubt, any security evidencing Indebtedness which is convertible or exchangeable for, or represents an option, right or obligation to acquire, any Equity Interest, including, without limitation, any Indebtedness which would otherwise be permitted under Section 8.2 (collectively, “Dilutive Interests”), the price of which (on a per Share equivalent basis) is less than the higher of (i) the lowest Conversion Price under the Amended and Restated Notes, and (ii) the highest Restatement Conversion Price determined for any Incremental Advances completed up to the time of such issuance (such an issuance is a “Down Round”). Notwithstanding the foregoing restriction, the Company may issue a Down Round if there is no Event of Default at the time of each such issuance and such issuance would not be reasonably likely to result in an Event of Default occurring, provided, however, that at the time of such issuance, the Adjusted Conversion/Exercise Price shall be automatically deemed amended to be the per unit price (on a per Share equivalent basis as agreed upon by the Majority Holders and the Company, in each case, acting reasonably) of the Dilutive Interests being issued in such Down Round (in each case, such prices remaining subject to further adjustments in accordance with the Notes and Warrants and this Section 8.22) (the foregoing clause is referred to as the “Down-Round Price Reset”). The Down-Round Price Reset shall not be required for any Down-Round involving (x) the exercise, conversion, exchange or redemption of any securities of any Credit Party existing as of the Restatement Closing Date to the extent set forth on Schedule 8.22 and in accordance with the terms of such securities; (y) the issuance of any Equity Interests pursuant to obligations in effect or contemplated as of the Restatement Closing Date, in each case to the extent set forth on Schedule 8.22 and in accordance with the terms of such Equity Interests; and (z) Equity Interests issued to employees, consultants, directors, advisors or other third parties, in exchange for the provision of goods or services to any Credit Party, or as part of their compensation, to the extent not otherwise prohibited by the Operative Documents, in each case with respect to the foregoing clauses (x), (y) and (z), only if such issuance was approved or otherwise authorized by the board of directors of the Company, there is no Event of Default at the time of each such issuance and such issuance would not be reasonably likely to result in an Event of Default occurring (collectively, “Excluded Issuances”). No Credit Party shall close an issuance of Dilutive Interests without first (A) giving notice as contemplated in Section 8.22(b) below and (B) executing such documentation as the Majority Holders may require to document the Down-Round Price Reset, including an updated Schedule 1.1(d). For the avoidance of doubt, this Section 8.22(a) shall not apply in connection with the issuance or amendment of any securities pursuant to an Incremental Advance.

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(b) Notwithstanding anything to the contrary herein or in any other Operative Document, issue any Dilutive Interests (excluding Excluded Issuances and issuances in connection with an Incremental Advance) if, upon closing such issuance, the Note Holder Ownership Percentage would reasonably be expected to be below fifty one percent (51%) (any such issuance of Dilutive Interests being a “Dilutive Issuance”), provided that Dilutive Issuances shall be permitted if (i) there is no Event of Default at the time of each such issuance and such issuance would not be reasonably likely to result in an Event of Default occurring; and (ii) if the aggregate amount of the Tranche 4 Advance and the Incremental Advances and the unfunded Committed Amount is at least $100,000,000, the following offer is made to the Holders with reasonable detail about the Dilutive Issuance (including, without limitation, pricing and other economic terms) at least twenty one (21) days prior to issuing any Dilutive Interests (the “Pre-Emptive Right Offer”): the Holders shall be offered, and shall have a period of ten (10) days from receipt of the Pre-Emptive Right Offer to accept such offer, the right to purchase a number of such Dilutive Interests being offered at the same price and subject to the same terms as offered to all other purchasers thereof (provided that the issuance to the Holders may be completed as a concurrent private placement if such Dilutive Issuance is a public offering) that would result in the Note Holder Ownership Percentage being at least fifty one percent (51%) following completion of the Dilutive Issuance and the acquisition in full of the Dilutive Interests offered under this Section 8.22(b), such purchase to be closed concurrently with completion of the Dilutive Issuance. In connection with the Pre-Emptive Right Offer, the Company shall provide to the Holders all information, documents and materials they reasonably request and that the Company can reasonably, practically and legally provide in connection with each such Dilutive Issuance, including, without limitation, the names of the other purchasers acquiring such Dilutive Interests (where known to the Company) and the number of Dilutive Interests each such purchaser has disclosed it intends to purchase (whether or not binding, and updated upon request by the Gotham Purchasers).

(c) No Credit Party other than the Company may issue any Equity Interests other than new Equity Interests that are expressly authorized in such Credit Party’s Organizational Documents as of the Restatement Closing Date.

(d) The Credit Parties shall not proceed with any Down Round or Dilutive Issuance if compliance with applicable Laws or the policies of the CSE would prevent a required Down-Round Price Reset or Pre-Emptive Right Offer to occur in accordance with the terms of this Section 8.22. For the avoidance of doubt, the Company could be required to both complete a Down-Round Price Reset and the Pre-Emptive Right Offer.

ARTICLE IX

EVENTS OF DEFAULT

9.1 Events of Default Defined; Acceleration of Maturity. If any one or more of the following events (each herein called an “Event of Default”) shall have occurred:

(a) all or any part of the principal of any of the Notes is not paid on the date such principal shall become due and payable, whether at the maturity thereof, by acceleration, by conversion, by notice of prepayment, or all or any part of the interest of any of the Notes is not paid within five (5) Business Days after the date such interest shall become due and payable, whether at the maturity thereof, by acceleration, by conversion, by notice of prepayment, or otherwise;

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(b) all or any part of any other amount owing by any Credit Party or any Subsidiary to the Holders pursuant to the terms of this Agreement, the Notes or any other Operative Document (including, without limitation, amounts owed or reimbursable under Section 7.14) is not paid when such other amount becomes due and payable and such non-payment is not remedied within five (5) Business Days after written demand therefor was made (if required by the Operative Documents or, otherwise, after written notice thereof to such Credit Party by the Holders);

(c) any Credit Party fails or neglects to perform, keep or observe any of its covenants, conditions or agreements contained in:

(i) Section 7.1, 7.2(a), 7.2(b) or 7.2(d), 7.3, 7.4, 7.6, 7.10, 7.12 (to the extent a specific time frame for completion is set forth on Section 7.12), 7.20 (to the extent a specific time frame for completion is set forth on Schedule 7.20), or 7.21 (if applicable, to the extent a specific time frame for completion is set forth on Schedule 7.21) or ARTICLE VIII; or

(ii) any other covenant, condition or agreement contained in this Agreement or other Operative Document, including any Warrant (and, if any grace or cure period is expressly applicable thereto as set forth therein, the same shall continue past such grace period) and such failure shall continue for thirty (30) days after the earlier of (i) delivery by the Holders to any Credit Party of notice of such non-compliance or (ii) a Responsible Officer of any Credit Party becoming aware of such failure;

(d) any warranty or representation now or hereafter made by any Credit Party herein, in any other Operative Document, or other certificate, report or other delivery required to be made by any Credit Party to the Holders hereunder, is untrue or incorrect in any material respect (or, in the case of any such representation or warranty that is qualified as to materiality or Material Adverse Effect, untrue or incorrect in any respect) when made or deemed made;

(e) a judgment or order shall be rendered against any Credit Party (except for judgments which are not a Lien on personal property and which are being contested by such Person in good faith) and such judgment or order shall remain unsatisfied or undischarged and in effect for forty five (45) consecutive days without a stay of enforcement or execution, provided that this Section 9.1(e) shall not apply (i) to any judgment for which such Credit Party is fully insured (except for normal deductibles in connection therewith) and with respect to which the insurer has not denied its responsibility to assume the defense and with respect to which such Credit Party reasonably believes the insurer will pay the full amount thereof (except for normal deductibles in connection therewith) or (ii) to the extent that the aggregate amount of all such judgments and orders does not exceed $2,000,000;

(f) a notice of Lien, levy or assessment is filed or recorded with respect to all or a substantial part of the assets of any Credit Party by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipality or other governmental agency, or any Taxes or debts owing at any time or times hereafter to any one or more of them become a Lien upon all or a substantial part of the assets of any Credit Party or the Credit Parties taken as a whole, or any securities pledged to the Holders, and (i) such Lien, levy or assessment is not discharged or released or the enforcement thereof is not stayed within forty five (45) days of the notice or attachment thereof, or (ii) if the enforcement thereof is stayed, such stay shall cease to be in effect, provided that this Section 9.1(f) shall not apply to any Liens, levies or assessments which relate to current Taxes not yet due and payable;

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(g) all or any part of assets of any Credit Party is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and on or before sixty (60) days thereafter such assets are not returned to and/or such writ, distress warrant or levy is not dismissed, stayed or lifted and if the amount of such assets or collateral, together with any other assets and collateral that is so attached, seized, subjected to writ or distress warrant or levied upon, exceeds $2,000,000 at any time;

(h) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed (i) against any Credit Party and an adjudication or appointment is made or order for relief is entered, or such proceeding remains undismissed for a period in excess of sixty (60) days, or (ii) by any Credit Party; any Credit Party makes an assignment for the benefit of creditors; any Credit Party voluntarily or involuntarily dissolves or is dissolved, or terminates or is terminated; any Credit Party takes any corporate, limited liability company or partnership, as applicable, action to authorize any of the foregoing; or any Credit Party becomes insolvent or fails generally to pay its debts as they become due;

(i) any Credit Party or any Subsidiary involuntarily dissolves or is involuntarily dissolved, or involuntarily terminates its existence or involuntarily has its existence terminated, that has a Material Adverse Effect;

(j) any Credit Party or any Cannabis License Holder is enjoined, restrained, or in any way prevented by the order of any Governmental Authority that prohibits the Credit Parties, taken as a whole, from conducting all or any material part of their collective business affairs, and such order is not dismissed, stayed or discharged within thirty (30) days;

(k) as to any Material Indebtedness of any Credit Party or any other Subsidiary, (i) any Credit Party or any other Subsidiary shall fail to make any payment due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) on any such Material Indebtedness and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Indebtedness; (ii) any other default or event of default under any agreement or instrument relating to any such Material Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default, event of default or event is to accelerate, or to permit the acceleration of, the maturity of such Material Indebtedness; or (iii) any such Material Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required payment) prior to the stated maturity thereof;

(l) default (after giving effect to any notice and cure periods) in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, any Credit Party with respect to any Material Agreement which could have a Material Adverse Effect (except only to the extent that Company is contesting the existence of any such default in good faith and by appropriate proceedings);

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(m) any Guarantor shall, or shall attempt to, terminate or revoke any of its obligations under the applicable guarantee agreement in favor of the Holders in connection with the Obligations or breach any of the terms of such guarantee agreement, or any Person executing a fidelity guaranty in favor of the Holders in connection with the Obligations shall, or shall attempt to, terminate or revoke such guaranty;

(n) a Change of Control shall occur;

(o) any material adverse change in the Business of any Credit Party or any Subsidiary, from time to time, taken as a whole or the occurrence of any event that is continuing that has a Material Adverse Effect;

(p) any Credit Party shall, or shall attempt to, terminate, discontinue or revoke any of its obligations under any Operative Document;

(q) the occurrence of an ERISA Event results in, or would reasonably be expected to result in, a Material Adverse Effect or a Lien in excess of $2,000,000 on the assets of any Credit Party’s Property;

(r) if (i) the Company or any of its Subsidiaries is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business affairs or has its license revoked, or (ii) the Shares cease to be traded on the CSE or another national stock exchange, or (iii) the Company de- lists or is de-listed from the CSE or any other national stock exchange; provided, however, that it shall not be an Event of Default pursuant to this Section 9.1(r) if the foregoing results from a change in Law or applicable stock exchange rules and policies;

(s) subject to Section 9(c), any Cannabis License expires, terminates or fails to be renewed for any reason which, individually or in the aggregate with the expiration, termination or non-renewal of any other Cannabis License during the immediately preceding twelve (12) month period that is not re-issued or replaced within ninety (90) days of such expiration, termination or failure to be renewed and that results in a Material Adverse Effect; or

(t) any Operative Document to which any Credit Party is now or hereafter a party shall for any reason cease to be in full force and effect, or any Credit Party shall assert any of the foregoing.

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then, when any Event of Default (other than an Event of Default described in clause (g), (h) or (i) above) has occurred and shall be continuing, the principal of the Notes and the interest accrued thereon and all other amounts due under any Operative Document (collectively, the “Other Payments”), shall, upon written notice from the Holders, forthwith become and be due and payable, if not already due and payable, without presentment, further demand or other notice of any kind. If any Event of Default described in clause (g), (h) or (i) above occurs, the principal of all of the Notes, the interest accrued thereon and the Other Payments shall immediately become due and payable, upon the occurrence thereof, without presentment, demand, or notice of any kind. If any principal, installment of interest or Other Payment is not paid in full on the due date thereof (whether by maturity, prepayment or acceleration) or any Event of Default has occurred and is continuing, then the outstanding principal balance of the Notes, any overdue installment of interest (to the extent permitted by applicable law), including interest accruing after the commencement of any proceeding under any bankruptcy or insolvency law and all Other Payments will bear additional interest from the due date of such payment, or from and after an Event of Default, at a rate equal to the lesser of (i) the highest rate allowed by applicable law or (ii) an amount equal to the then applicable interest rate on the Notes, plus three percent (3%) per annum (such rate being referred to as the “Default Rate”), compounded quarterly, until the payment is received or the Event of Default is cured, if permitted, or waived in writing in accordance with the terms hereof. If payment of the Notes is accelerated, then the outstanding principal balance thereof shall bear interest at the Default Rate from and after the Event of Default. The Credit Parties shall pay to the Holders all invoiced out-of-pocket costs, fees and expenses incurred by the Holders in any effort to collect the Notes, and the other payments, including reasonable attorneys’ fees and expenses for services rendered in connection therewith, and pay interest on such costs and expenses to the extent not paid when demanded at the Default Rate.

9.2 Remedies.

(a) Without limiting the generality of the final paragraph of Section 9.1, and in addition thereto, if an Event of Default under Section 9.1(a) has occurred and is continuing, then the Holders may declare all or any portion of the outstanding principal amount of the Notes (together with all accrued interest thereon and all other amounts due and payable with respect thereto) to be immediately due and payable and may demand immediate payment of all or any portion of the outstanding principal amount of the Notes (together with all such other amounts then due and payable to it). The Credit Parties shall give prompt written notice of any such demand to any other Holders, each of which may demand immediate payment of all or any portion of such Holder’s Note(s). If any Holder demands immediate payment of all or any portion of the Notes, the Credit Parties shall immediately pay to such Holder or Holders all amounts due and payable with respect to the Note(s).

(b) In addition to any rights and remedies of the Holders provided by Law, upon the occurrence and during the continuance of any Event of Default, Holders and their Affiliates (and the Collateral Agent, in respect of any unpaid fees, costs and expenses payable under the Operative Documents) are authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company (on its own behalf and on behalf of each Credit Party) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Obligations at any time owing by, any Purchaser, any of its Affiliates or the Collateral Agent to or for the credit or the account of the respective Credit Parties against any and all Obligations owing to Holders or the Collateral Agent hereunder or under any other Operative Document, now or hereafter existing, irrespective of whether or not the Collateral Agent or such Purchaser or Affiliate shall have made demand under this Agreement or any other Operative Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Purchaser agrees promptly to notify the Company and the Collateral Agent after any such set off and application made by a Purchaser; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Collateral Agent and each Purchaser under this section are in addition to other rights and remedies (including other rights of setoff) that the Collateral Agent and the Holders may have.

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(c) If an Event of Default occurs as a result of any failure to renew or suspension, termination, revocation of a Cannabis License held by a Cannabis License Holder (which in and of itself if not considered an Event of Default), and such Event of Default has materially restricted or would reasonably be expected to materially restrict the Credit Parties’ ability to generate revenue for thirty (30) days or more, the Credit Parties shall in good faith use their best efforts to cooperate with all actions taken by the Holders or Collateral Agent on behalf of any Credit Party to maintain the business of the Credit Parties (or any Credit Party) as a going concern, including, without limitation, in connection with (i) renewing, reinstating or obtaining a new Cannabis License for such Cannabis License Holder and (ii) engaging with a new Cannabis License Holder to conduct business with any Credit Party with respect to the locations or operations affected by such Event of Default. In connection with any new business engagement described in clause (ii) above, none of the Credit Parties shall, and no Credit Party shall permit its Subsidiaries to, withhold any consent or approval required for such engagement if found by the Holders; provided such engagement is not with an Affiliate of a Purchaser in which case such Credit Party’s consent shall be obtained prior to such engagement (which consent shall not be unreasonably withheld, conditioned or delayed); and if such engagement is found by a Credit Party, the Holders shall have the right to accept or deny such engagement in their reasonable discretion.

(d) If any Event of Default has occurred and is continuing, the Holders may proceed to protect and enforce their rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement, or in aid of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right or remedy of the Holders.

9.3 Delays or Omissions. No failure to exercise or delay in the exercise of any right, power or remedy accruing to any Purchaser upon any breach or default of any Credit Party under this Agreement or any other Operative Document shall impair any such right, power or remedy of such Purchaser nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

9.4 Remedies Cumulative. All remedies under this Agreement and the other Operative Documents, by law or otherwise, afforded to the Holders shall be cumulative and not alternative.

9.5 Set-off. If an Event of Default shall have occurred and be continuing, each Purchaser and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Purchaser or any such Affiliate, to or for the credit or the account of any Credit Party against any and all of the obligations of such Credit Party now or hereafter existing under this Agreement or any other Operative Document to such Purchaser or any of its Affiliates, irrespective of whether or not such Purchaser or Affiliate shall have made any demand under this Agreement or any other Operative Document and although such obligations of such Credit Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Purchaser different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of the Holders and their Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that the Holders and their Affiliates may have. The Holders agree to notify the Company and the Holders promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

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ARTICLE

X COLLATERAL AGENT

10.1 Appointment and Authorization.

(a) Each Purchaser hereby irrevocably appoints Gotham Green Admin 1, LLC to act on its behalf as the Collateral Agent hereunder and under the other Operative Documents, designates and authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Operative Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Operative Document, together with such powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each Purchaser hereby expressly authorizes the Collateral Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Holders with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Operative Documents and acknowledge and agree that any such action by the Collateral Agent shall bind such Purchaser. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Operative Document, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with a Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Operative Documents with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each Purchaser (by acceptance of the benefits of the Operative Documents) hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of (and to hold any security interest created by the Operative Documents for and on behalf of or on trust for) such Purchaser for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by the Credit Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent shall be entitled to the benefits of all provisions of this Section 10.1 as if set forth in full herein with respect thereto.

(c) Each Purchaser (by acceptance of the benefits of the Operative Documents) hereby (i) acknowledges that it has received a copy of the Intercreditor Agreement, (ii) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement to the extent then in effect, and (iii) authorizes and instructs the Collateral Agent to enter into the Intercreditor Agreement as Collateral Agent and on behalf of such Purchaser.

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(d) Except as provided in this ARTICLE X, the provisions of this ARTICLE X are solely for the benefit of the Holders, and neither the Company nor any other Credit Party shall have rights as a third-party beneficiary of any of such provisions; provided, however that each Credit Party shall have the right to rely on the appointment and authority granted to the Collateral Agent under this ARTICLE X to operate as the sole and exclusive agent of each Purchaser and each Credit Party shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation by a Collateral Agent as the consent or direction of any Purchaser.

10.2 Delegation of Duties.

The Collateral Agent may execute any of its duties under this Agreement or any other Operative Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Operative Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates, and the officers, directors, employees, partners, agents, advisors, attorneys-in-fact and other representatives of such Persons and Affiliates (collectively, “Agent-Related Persons”). The exculpatory provisions of this Article shall apply to any such sub-agent and to the Agent-Related Persons of the Collateral Agent and any such sub-agent, and shall apply to their activities as Collateral Agent. The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in- fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final non-appealable judgment of a court of competent jurisdiction).

10.3 Liability of Agents.

No Agent-Related Person shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Operative Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), (ii) except as expressly set forth herein and in the other Operative Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity, (iii) be responsible for or have any duty to ascertain or inquire into the satisfaction of any condition set forth in ARTICLE IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent or (d) be responsible in any manner to the Purchasers for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Operative Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Operative Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Document, the existence, value or collectability of the Collateral, any failure to monitor or maintain any part of the Collateral, or the perfection or priority of any Lien or security interest created or purported to be created under the Operative Documents, or for any failure of any Credit Party or any other party to any Operative Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to the Purchasers or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof. Notwithstanding the foregoing, the Collateral Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Operative Documents that the Collateral Agent is required to exercise as directed in writing by the Purchasers; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Operative Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law.

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10.4 Reliance by Collateral Agent.

The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under any Operative Document unless it shall first receive such advice or concurrence of the Purchasers as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Operative Document in accordance with a request or consent of the Purchasers and such request and any action taken or failure to act pursuant thereto shall be binding upon the Purchasers.

10.5 Notice of Default.

The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Collateral Agent for the account of the Holders, unless the Collateral Agent shall have received written notice from the Holders or the Company referring to this Agreement, describing such Event of Default and stating that such notice is a “notice of default.” The Collateral Agent will notify the Holders of its receipt of any such notice. The Collateral Agent shall take such action with respect to any Event of Default as may be directed by the Holders; provided that unless and until the Collateral Agent has received any such direction, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Holders.

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10.6 Credit Decision; Disclosure of Information by Collateral Agent.

Each Purchaser acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Collateral Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to such Purchaser as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Purchaser represents to the Collateral Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Purchaser also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Holders by the Collateral Agent herein, the Collateral Agent shall not have any duty or responsibility to provide the Holders with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their Affiliates which may come into the possession of any Agent-Related Person.

10.7 Indemnification.

Whether or not the transactions contemplated hereby are consummated, the Holders shall indemnify upon demand by each Agent-Related Person (to the extent not reimbursed by or on behalf of any Credit Party and without limiting the obligation of any Credit Party to do so) acting as the Collateral Agent, pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Purchaser shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Holders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 10.7. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 10.7 applies whether any such investigation, litigation or proceeding is brought by any Purchaser or any other Person. Without limitation of the foregoing, each Purchaser shall reimburse the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney fees and costs) incurred by the Collateral Agent, as the case may be, in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Operative Document, or any document contemplated by or referred to herein, to the extent that the Collateral Agent, as the case may be, is not reimbursed for such expenses by or on behalf of the Credit Parties and without limiting their obligation to do so. The undertaking in this Section 10.7 shall survive payment in full of the Obligations and the resignation of the Collateral Agent, as the case may be.

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10.8 Successor Agents.

The Collateral Agent may resign as the Collateral Agent upon thirty (30) days’ notice to the Holders and the Company. If the Collateral Agent resigns under this Agreement, the Holders shall appoint a successor agent, which successor agent shall be consented to by the Company at all times other than during the existence of an Event of Default (which consent of the Company shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation or removal of the Collateral Agent, the Collateral Agent may appoint, after consulting with the Holders, a successor agent from among the Holders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the term “Collateral Agent” shall mean such successor collateral agent, and the retiring Collateral Agent’s appointment, powers and duties as the Collateral Agent shall be terminated. After the retiring Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this ARTICLE X and the provisions of Sections 7.14 and 11.18 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement. If no successor agent has accepted appointment as the Collateral Agent by the date which is thirty (30) days following the retiring Collateral Agent’s notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Holders shall perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Holders appoints a successor agent as provided for above. Upon the acceptance of any appointment as the Collateral Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Holders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Operative Documents or (b) otherwise ensure that Section 7.11 is satisfied, the Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under the Operative Documents. After the retiring Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions of this ARTICLE X and the provisions of Sections 7.14 and 11.18 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

10.9 Collateral Agent May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Collateral Agent (irrespective of whether any principal amount of the Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent shall have made any demand on the Company) shall be (to the fullest extent permitted by mandatory provisions of applicable Law) entitled and empowered, by intervention in such proceeding or otherwise:

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(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Holders and the Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Holders and the Collateral Agent and their respective agents and counsel and all other amounts due to the Holders and the Collateral Agent under Sections 7.14 and 11.18) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, curator, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by Holders to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Holders, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its respective agents and counsel, and any other amounts due the Collateral Agent under Sections 7.14 and 11.18.

Nothing contained herein shall be deemed to authorize the Collateral Agent to authorize or consent to or accept or adopt on behalf of the Holders any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of the Holders or to authorize the Collateral Agent to vote in respect of the claim of the Holders in any such proceeding.

10.10 Collateral and Guaranty Matters.

The Purchaser irrevocably agrees:

(a) That upon the request of the Company, the Collateral Agent may release or subordinate any Lien on any property granted to or held by the Collateral Agent under any Operative Document to the holder of any Lien on such property that is permitted hereunder pursuant to documents reasonably acceptable to the Collateral Agent; and

(b) The Collateral Agent may, without any further consent of the Holders, enter into any intercreditor or subordination agreement with the collateral agent or other representatives of holders of any Indebtedness that is intended to be secured on a junior or pari passu basis with the Liens securing the Obligations, in each case, where such Indebtedness is secured by Liens permitted hereunder. The Collateral Agent may rely exclusively on a certificate of the chief executive officer or chief financial officer the Company as to whether any such other Liens are permitted. Any such intercreditor or subordination agreement entered into by the Collateral Agent in accordance with the terms of this Agreement shall be binding on the Holders.

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Upon request by the Collateral Agent at any time, the Holders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary from its obligations under the relevant Operative Documents pursuant to this Section 10.10. In each case as specified in this Section 10.10, the Collateral Agent will promptly upon the request of the Company (and each Purchaser irrevocably authorizes the Collateral Agent to), at the Company’s expense, execute and deliver to the applicable Credit Party such documents as the Company may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Operative Documents, or to evidence the release of such Guarantor from its obligations under the applicable Guaranty, in each case in accordance with the terms of the Operative Documents and this Section 10.10 (and the Collateral Agent may rely conclusively on a certificate of the chief executive officer or chief financial officer of the Company to that effect provided to it by any Credit Party upon its reasonable request without further inquiry). Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Collateral Agent.

10.11 Withholding Tax Indemnity.

To the extent required by any applicable Law, the Collateral Agent may deduct or withhold from any payment to the Holders an amount equivalent to any applicable withholding Tax and any such withholding or deduction shall be subject to Section 11.12(a). If the Internal Revenue Service, the Canada Revenue Agency or any other authority of the United States or Canada or other jurisdiction asserts a claim that the Collateral Agent did not properly deduct withhold Tax from amounts paid to or for the account of any Holder for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because any Holder failed to notify the Collateral Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), such Holder shall, within ten (10) days after written demand therefor, indemnify and hold harmless the Collateral Agent for all amounts paid, directly or indirectly, by the Collateral Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Holder by the Collateral Agent shall be conclusive absent manifest error. Each Holder hereby authorizes the Collateral Agent to set off and apply any and all amounts at any time owing to the Holder under this Agreement or any other Operative Document against any amount due the Collateral Agent under this Section 10.11. The agreements in this Section 10.11 shall survive the resignation and/or replacement of the Collateral Agent, any assignment of rights by, or the replacement of, any Holder and the repayment, satisfaction or discharge of all other Obligations.

ARTICLE

XI MISCELLANEOUS

11.1 Consent to Amendments; Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement or the other Operative Documents may be amended, modified, supplemented, waived or consented to at any time only by the written agreement of the Credit Party a party thereto and the Majority Holders. Any waiver, permit, consent or approval of any kind or character on the part of the Holders of any provisions or conditions of this Agreement or any other Operative Document may be given or provided by the Majority Holders and must be made in writing and shall be effective only to the extent specifically set forth in such writing.

11.2 Survival of Terms. All representations, warranties and covenants contained herein or made in writing by any party in connection herewith will be made only as of the Closing Date (unless expressly made thereafter in writing), and, as so made, will survive the execution and delivery of this Agreement and any investigation made at any time by or on behalf of the Holders.

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11.3 Successors and Assigns.

(a) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement and the other Operative Documents by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors of the parties hereto, whether so expressed or not and by the permitted registered assigns of the parties hereto including, without limitation, any subsequent holders of the Notes. This Agreement and the rights and obligations of the Purchasers hereunder and under the Notes may be assigned by the Purchasers; provided, however, that if no Default or Event of Default has occurred and is continuing, the Company must consent to any such assignment, which consent of the Company shall not be unreasonably conditioned, withheld or delayed and which consent of the Company shall not be required in connection with an assignment to a partner, member, Related Fund or Affiliate of the Purchasers; provided further, in any case, that no assignment shall be effective unless and until such assignment is recorded in the register pursuant to Section 11.3(b). This Agreement and the rights and obligations of the Credit Parties shall not be assigned without the prior written consent of the Holders. Each Purchaser shall maintain at one of its offices in the United States a copy of each assignment delivered to it and a register for the recordation of the names and addresses of each Holder and the principal amount of, and interest on, the Obligations owing to such Holder pursuant to the terms hereof. Such register shall include sub-registers that separately record the principal amount of, and interest with respect to, all Obligations arising from the Closing Date and the Closing Date. The entries in such register shall be conclusive, and the Credit Parties, the Purchasers and the Holders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Holder hereunder for all purposes of this Agreement, notwithstanding any notice to the contrary. Such register shall be available for inspection by the Credit Parties and any Holder at any reasonable time upon reasonable prior notice to the Purchasers. Any Holder may, with the prior written consent of the Purchasers, at any time sell to one or more commercial banks, funds or other Persons (a “Participant”) participating interests in the Notes and the other interests of that Holder (the “Originating Holder”) hereunder and under the other Operative Documents; provided, however, that, unless otherwise consented to by the Purchasers and the Company, which consent shall not be unreasonably conditioned, withheld or delayed (it being agreed that the Company’s consent shall not be required with respect to any sale to any Participant that is a partner, member, Affiliate or Related Fund of any Holder or required if an Event of Default shall have occurred and be continuing):

(i) the Originating Holder’s obligations under this Agreement shall remain unchanged;

(ii) the Originating Holder shall remain solely responsible for the performance of such obligations;

(iii) the Credit Parties and the Purchasers shall continue to deal solely and directly with the Originating Holder in connection with the Originating Holder’s rights and obligations under this Agreement and the other Operative Documents; and

(iv) no Holder shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Operative Document.

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In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Operative Documents, and all amounts payable by the Company hereunder shall be determined as if such Holder had not sold such participation.

(b) Notwithstanding any other provision contained in this Agreement or any other Operative Document to the contrary, any Holder may (i) assign all or any portion of the Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Federal Reserve Board and any Operating Circular issued by such Federal Reserve Bank, or (ii) pledge all or any portion of the Notes held by it to its unaffiliated lenders for collateral security purposes, provided that any payment in respect of such assignment made by the Company to or for the account of the assigning or pledging Holder in accordance with the terms of this Agreement shall satisfy the Company’s obligations hereunder in respect to such assigned or pledged Notes to the extent of such payment. No such assignment or pledge shall release the assigning Holder from its obligations hereunder. Each Participant shall be entitled to the benefits of Section 11.12 hereof as if it were a Holder, and such Participant shall be obligated to comply with the requirements of Section 11.12 hereof.

Each Originating Holder that sells a participation shall, acting solely for this purpose as an agent of the Company, maintain a register on which it enters the name and address of each Participant and the principal amounts of, and stated interest on, each Participant’s interest in the Obligations owing to such Participant (the “Participant Register”); provided that no Holder shall have any obligation to disclose all or any portion of the Participant Register to any Person other than the Purchasers except to the extent that such disclosure is necessary to establish that the Notes are in “registered form” under the Code. The entries in the Participant Register shall be conclusive absent manifest error, and such Originating Holder shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Purchasers shall have no responsibility for maintaining a Participant Register. This Section 11.3(b) shall be construed so that the Notes are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

11.4 Severability. Whenever possible, each provision of this Agreement and the other Operative Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Operative Documents is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or such other Operative Documents, as applicable, unless the consummation of the transaction contemplated hereby is materially adversely affected thereby.

11.5 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

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11.6 Notices. Any notices required or permitted to be sent hereunder or under any other Operative Documents shall be delivered personally or mailed, certified mail, return receipt requested and postage prepaid, delivered by commercial overnight courier service, with charges prepaid, or emailed, to the following addresses, or such other address as any party hereto designates by written notice to the Credit Parties, and the Purchasers and the Holders, and shall be deemed to have been given upon delivery, if delivered personally, three (3) days after mailing, if mailed, one Business Day after delivery to the courier, if delivered by overnight courier service, or if e-mailed prior to 5:00 PM New York time on a Business Day, the same Business Day such email was delivered, and if e-mailed after 5:00 PM New York time on a Business Day or on a non-Business Day, the Business Day following the day such e-mail was delivered:

If to any Credit Party, to:

MedMen Enterprises USA, LLC

10115 Jefferson Blvd.

Culver City, California 90232

Attention:                    [Intentionally Omitted]

Electronic Mail:           [Intentionally Omitted]

With a copy to:

Raines Feldman LLP

1800 Avenue of the Stars, 12thFloor

Los Angeles, California 90067

Attention:                   Jonathan D. Littrell, Esq.

Electronic Mail:          jlittrell@raineslaw.com

If to any Purchaser, to:

c/o Gotham Green Partners, LLC

1437 4th St. Suite 200

Santa Monica, California 90401

Attention:                 [Intentionally Omitted]

Electronic Mail:        [Intentionally Omitted]

With a copy to:

Honigman LLP

660 Woodward Ave.

2290 First National Building

Detroit, Michigan 48226

Attention:                 Michael D. DuBay

Electronic Mail:        mdubay@honigman.com

Any party may change the address to which notices to it are to be sent by written notice given to the other parties hereto.

11.7 Governing Law. All questions concerning the construction, validity and interpretation of this Agreement, the other Operative Documents and the exhibits and schedules hereto and thereto shall be governed by the internal law, and not the law of conflicts, of the State of New York, applicable to contracts made and wholly to be performed in that state.

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11.8 Exhibits and Schedules. All exhibits and schedules hereto are an integral part of this Agreement.

11.9 Exchange, Transfer, or Replacement of Notes.

(a) Subject to any restrictions on transfer contained in this Agreement or under applicable Law, upon surrender by any holder of Notes or Warrants (collectively, the “Securities”) to the Company of any certificate or instrument evidencing Securities o, together in each case with a duly executed assignment, the Company at its own expense will issue (or cause to be issued) in exchange therefor and deliver to such holder, a new certificate(s) or instrument(s) evidencing such Securities that are being exchanged, in such denominations as may be requested by the holder. Upon surrender for transfer of any of the Notes, the Company at its own expense will execute and deliver, in the name of the transferee designated by the then Holder of the Notes, one or more notes of the same type and of a like aggregate principal amount. All Notes issued upon any exchange or transfer, upon issuance, will be the legal and valid obligations of the Company, evidencing the same debt, and entitled to the same benefits as the Note surrendered for transfer or exchange.

(b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing Securities and of an indemnity in form and substance reasonably satisfactory to the Company, at its expense, the Company will issue and deliver to the holder a new certificate of like tenor, in lieu of such lost, stolen, destroyed or mutilated Security certificate.

(c) Any new certificate issued in exchange for, or upon the loss, theft or destruction of the Security certificate, all as provided herein, shall be in substantially the form of the Security certificate so exchanged, lost, stolen or destroyed.

11.10 Final Agreement; Release. This Agreement, together with the Notes, the other Operative Documents and all the documents, certificates and charter documents delivered herewith or therewith, constitute the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings. Execution of this Agreement by the Credit Parties constitutes a full, complete and irrevocable release of any and all claims which any Credit Party may have at law or in equity in respect of all prior discussions and understandings, oral or written, relating to the subject matter of this Agreement and the other Operative Documents. Neither the Purchasers nor any Holder shall be liable to any Credit Party or any other Person on any theory of liability for any special, indirect, consequential or punitive damages.

11.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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11.12 Taxes; Etc.

(a) Payments Free of Taxes. Any payment or distribution by the Credit Parties to any Holder under the Notes for principal or interest shall not be subject to any deduction or withholding for Taxes, except to the extent required by Law. Notwithstanding any term or provision of any Operative Document to the contrary, if it shall be determined that any payment (other than a payment dealt with under Section 11.18) by a Credit Party to or for the benefit of a Holder pursuant to the terms of any Operative Document, whether for principal, interest or otherwise and whether paid or payable or distributed or distributable, actual or deemed is subject to any deduction or withholding of Taxes (other than Excluded Taxes), then the sum payable by the Credit Parties shall be increased as necessary so that after such required deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 11.12) the Holder receives an amount equal to the sum it would have received had no such deductions or withholding been made. The Credit Parties shall timely remit the full amount so deducted or withheld to the applicable Governmental Authority and shall provide evidence of such payment to such Holder within thirty (30) days of making such payment.

(b) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Holders timely reimburse it for the payment of, any present or future stamp, court or documentary, excise, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Operative Document except any such Taxes imposed with respect to an assignment or participation (other than an assignment made at the request of a Credit Party or following an Event of Default).

(c) Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Taxes other than Excluded Taxes (including Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable and invoiced expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate prepared in good faith, setting forth in reasonable detail the basis for calculating the amount of such payment or liability and delivered to the Company by a Recipient (with a copy to the Purchasers), or by a Purchaser on behalf of a Recipient, shall be conclusive absent manifest error.

(d) Indemnification by the Holders. Each Holder shall severally indemnify the Purchasers, within ten (10) days after demand therefor, for (i) any Taxes attributable to such Holder (but only to the extent that any Credit Party has not already indemnified the Purchasers for such Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Holder’s failure to comply with the provisions of Section 11.3 relating to the maintenance of a Participant Register and (iii) any Taxes attributable to such Holder, in each case, that are payable or paid by the Purchaser in connection with any Operative Document, and any reasonable and invoiced expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate prepared in good faith setting forth in reasonable detail the basis for calculating the amount of such payment or liability and delivered to any Holder by the Purchasers shall be conclusive absent manifest error. Each Holder hereby authorizes the Purchasers to set off and apply any and all amounts at any time owing to such Holder under any Operative Document or otherwise payable by the Purchasers to such Holder from any other source against any amount due to the Purchasers under this paragraph (d).

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(e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section, such Credit Party shall deliver to the Holders the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Holders. Any amounts paid by Holdings under the Operative Documents shall be on its own behalf as debtor thereunder and, for greater certainty, not on behalf of the Company or in respect of any amount owing by the Company under the Operative Documents.

(f) Status of Holders.

(i) Any Holder that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Operative Document shall deliver to the Company, at the time or times reasonably requested by the Company, such properly completed and executed documentation reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Holder, if reasonably requested by the Company, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not such Holder is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation shall not be required if in such Holder’s reasonable judgment such completion, execution or submission would subject such Holder to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Holder.

(ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person,

(A) any Holder that is a U.S. Person shall deliver to such Borrower on or about the date on which such Holder becomes a Holder under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower), executed copies of IRS Form W-9 certifying that such Holder is exempt from U.S. federal backup withholding tax;

(B) any Holder that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to such Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Holder becomes a Holder under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower), whichever of the following is applicable:

(1) in the case of a Holder claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Operative Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Operative Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

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(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Holder claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Holder is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to such Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent a Holder is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C- 2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Holder is a partnership and one or more direct or indirect partners of such Holder are claiming the portfolio interest exemption, such Holder may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner;

(C) any Holder that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to such Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Holder becomes a Holder under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit such Borrower to determine the withholding or deduction required to be made; and

(D) if a payment made to a Holder under any Operative Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Holder were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Holder shall deliver to such Borrower at the time or times prescribed by law and at such time or times reasonably requested by such Borrower such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower as may be necessary for such Borrower to comply with their obligations under FATCA and to determine that such Holder has complied with such Holder’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

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Each Holder agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the relevant Borrower in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all invoiced out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of each Holder or any assignment of rights by, or the replacement of, a Holder and the repayment, satisfaction or discharge of all obligations under any Operative Document.

11.13 Intentionally Omitted.

11.14 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Operative Documents shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement and the other Operative Documents. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect or any Event of Default shall occur, the fact that there exists another representation, warranty or covenant or Event of Default relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached shall not detract from or mitigate the fact that such party is in breach of the first representation, warranty or covenant or that the first Event of Default shall have occurred.

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11.15 Further Cooperation. At any time and from time to time, and at its own expense, the Credit Parties shall promptly execute and deliver all such agreements, documents and instruments, and do all such acts and things, as any Purchaser or any Holder reasonably may request in order to further effect the purposes of this Agreement.

11.16 WAIVERS BY THE CREDIT PARTIES. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT OR AS REQUIRED BY APPLICABLE LAW, (A) EACH OF THE CREDIT PARTIES WAIVES PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT WITH RESPECT TO THIS AGREEMENT OR THE NOTES AND (B) EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL IN THE EVENT OF ANY LITIGATION INSTITUTED IN RESPECT OF THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER OPERATIVE DOCUMENTS. EACH PARTY HERETO ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO EACH OTHER PARTY’S ENTERING INTO THIS AGREEMENT AND THAT SUCH OTHER PARTY IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH THE OTHER PARTIES. EACH PARTY HERETO WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.17 CONSENT TO FORUM. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF THE CREDIT PARTIES OR THE HOLDERS, EACH OF THE PARTIES HEREBY CONSENTS AND AGREES THAT THE UNITED STATES DISTRICT COURT OR ANY OTHER COURT HAVING SITUS WITHIN THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES AND THE PURCHASERS AND ANY OF THE HOLDERS PERTAINING TO, ARISING OUT OF, OR RELATING TO THIS AGREEMENT, THE NOTES AND THE OTHER OPERATIVE DOCUMENTS. EACH OF THE CREDIT PARTIES WAIVES ANY OBJECTION BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE CREDIT PARTIES HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY COMPLYING WITH THE PROVISIONS FOR GIVING NOTICE AS SET FORTH IN THIS AGREEMENT. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE PURCHASERS OR THE HOLDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE PURCHASERS OR ANY OF THE HOLDERS OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

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11.18 Indemnification. The Company shall indemnify the Purchasers, each Holder, and each Related Person of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and invoiced fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonably invoiced out-of-pocket fees and time charges and disbursements for attorneys, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Credit Party) other than such Indemnitee and its Related Persons arising out of, in connection with, or as a result of (a) the execution or delivery of this Agreement, any other Operative Document, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (b) any loan or other credit extension or investment or the use or proposed use of the proceeds therefrom, (c) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Credit Party or any of its Subsidiaries, or any environmental liability related in any way to any Credit Party or any of its Subsidiaries, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party, and regardless of whether any Indemnitee is a party thereto; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a breach of such Indemnitee’s obligations hereunder or under any other Operative Document, if the Company shall have obtained a final and nonappealable judgment in its favor or to such effect on such claim as determined by a court of competent jurisdiction.

11.19 Patriot Act Notification. Each Holder that is subject to the Patriot Act hereby notifies the Credit Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Holder to identify each Credit Party in accordance with the Patriot Act.

11.20 Confidential Information. Each Purchaser agrees to maintain as confidential all information provided to them by any Credit Party, except that such Purchaser may disclose such information (a) to Persons employed or engaged by such Purchaser or any of their Affiliates in evaluating, approving, structuring or administering the Notes and to its and its Affiliates’ partners (or prospective partners), managers, members (or prospective managers), advisors, counsel and consultants who need to know such information (it being understood that the Persons to whom such disclosure is made will first be informed of the confidential nature of such information and instructed to keep such information confidential); (b) to any assignee or potential assignee that has agreed to comply with the covenant contained in this Section 11.20 (and any such assignee or potential assignee may disclose such information to Persons employed or engaged by them or as otherwise as described in clause (a) above); (c) as required or requested by any federal, provincial or state regulatory authority or examiner (including the U.S. Small Business Administration), or any insurance industry association, or as reasonably believed by such Purchaser to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of such Purchaser’s counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Operative Documents or in connection with any litigation to which such Purchaser is a party; (f) to any nationally recognized rating agency or investor of such Purchaser that requires access to information about such Purchaser’s investment portfolio in connection with ratings issued or investment decisions with respect to such Purchaser; (g) that ceases to be confidential through no fault of such Purchaser; or (h) with the written consent of a Credit Party but only to the extent and in the manner so approved by the Credit Party in writing. Notwithstanding the foregoing, the Credit Parties consent to the publication by the Purchasers of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement, and the Purchasers reserve the right to provide to industry trade organizations non-confidential information necessary and customary for inclusion in league table measurements. The Purchasers each acknowledge that it is aware, and that it will advise its directors and officers and persons to whom Notes are transferred and any other Person permitted to be provided confidential information that securities laws in Canada prohibit each of them, while in possession of non-public material information from purchasing or selling securities of the Company or from communicating such information to any third party except in certain limited circumstances. The Purchasers each acknowledge that a breach or threatened breach of these confidentiality provisions would not be susceptible to adequate relief by way of monetary damages only. Accordingly, the Company may, in that case, apply to court for any applicable equitable remedies (including injunctive relief).

11.21 Amendment and Restatement. This Agreement amends, restates, supersedes and replaces the Original Agreement; provided, however, that the execution and delivery by the undersigned of this Agreement shall not, in any manner or circumstance, be deemed to be a payment of, a novation of or to have terminated, extinguished, waived or discharged any of the undersigned’s obligations evidenced by the Original Agreement, all of which obligations shall continue under and shall hereinafter be evidenced and governed by this Agreement.

[Remainder of page intentionally left blank; Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Securities Purchase Agreement on the date first set forth above.

PURCHASERS:

GOTHAM GREEN FUND 1, L.P.		PURA VIDA MASTER FUND, LTD.
GOTHAM GREEN FUND 1 (Q), L.P.		By:	Pura Vida Investments, LLC,
By:	Gotham Green GP 1, LLC		its Investment Manager
Its:	General Partner

By:	/s/ Jason Adler	By:	/s/ Efrem Kamen
Name:	Jason Adler	Name:	Efrem Kamen
Title:	Managing Member	Title:	Managing Member

GOTHAM GREEN FUND II, L.P.		PURA VIDA PRO SPECIAL
GOTHAM GREEN FUND II (Q), L.P.		OPPORTUNITY MASTER FUND, LTD.
By:	Gotham Green GP II, LLC	By:	Pura Vida Pro, LLC,
Its:	General Partner		its Investment Manager

By:	/s/ Jason Adler	By:	/s/ Efrem Kamen
Name:	Jason Adler	Name:	Efrem Kamen
Title:	Managing Member	Title:	Managing Member

GOTHAM GREEN PARTNERS SPV IV, L.P.		GOTHAM GREEN PARTNERS SPV VI, L.P.
By:	Gotham Green Partners SPV IV GP, LLC	By:	Gotham Green Partners SPV VI GP, LLC
Its:	General Partner	Its:	General Partner

By:	/s/ Jason Adler	By:	/s/ Jason Adler
Name:	Jason Adler	Name:	Jason Adler
Title:	Managing Member	Title:	Managing Member

COLLATERAL AGENT:

GOTHAM GREEN ADMIN 1, LLC

		By:	/s/ Jason Adler
		Name:	Jason Adler
		Title:	Managing Member

Amended and Restated Securities Purchase Agreement

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CREDIT PARTIES:

MM CAN USA, Inc. a California corporation		MMOF Vegas, LLC a Nevada limited liability company

		By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Zeeshan Hyder	By:	MM CAN USA, Inc.,
Name:	Zeeshan Hyder	a California corporation,
Its:	Chief Financial Officer	its Manager

MedMen Enterprises Inc.		By:	/s/ Zeeshan Hyder
a company incorporated under the laws of the		Name:	Zeeshan Hyder
Province of British Columbia		Its:	Chief Financial Officer

By:	/s/ Zeeshan Hyder	MMOF Fremont Retail, Inc.
Name:	Zeeshan Hyder	a Nevada corporation
Its:	Chief Financial Officer

		By:	/s/ Zeeshan Hyder
MM Enterprises USA, LLC		Name:	Zeeshan Hyder
a Delaware limited liability company		Its:	Chief Financial Officer

By:	MM CAN USA, Inc.,	MMOF Fremont, LLC
a California corporation, its Manager		a Nevada limited liability company

By:	/s/ Zeeshan Hyder	By:	MM Enterprises USA, LLC,
Name:	Zeeshan Hyder	Its Sole Member
Its:	Chief Financial Officer

		By:	MM CAN USA, Inc.,
MMOF Vegas Retail, Inc.		a California corporation,
a Nevada corporation		its Manager

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	Chief Financial Officer	Its:	Chief Financial Officer

Amended and Restated Securities Purchase Agreement

MMNV2 Holdings I, LLC a Nevada limited liability company		Desert Hot Springs Green Horizons, Inc. a California corporation

By:	MM Enterprises USA, LLC,
Its Sole Member		By:	/s/ Zeeshan Hyder
		Name:	Zeeshan Hyder
By:	MM CAN USA, Inc.,	Its:	Chief Financial Officer
a California corporation, its Manager
NVGN RE Holdings, LLC
By:	/s/ Zeeshan Hyder	a Nevada limited liability company
Name:	Zeeshan Hyder
Its:	Chief Financial Officer	By:	MM Enterprises USA, LLC, Its Sole Member

MMNV2 Holdings V, LLC a Nevada limited liability company		By:	MM CAN USA, Inc., a California corporation, its Manager

By:	MM Enterprises USA, LLC,	By:	/s/ Zeeshan Hyder
Its Sole Member		Name:	Zeeshan Hyder
		Its:	Chief Financial Officer
By:	MM CAN USA, Inc.,
a California corporation, its Manager
MME Florida, LLC a Florida limited liability company
By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Its:	Chief Financial Officer	By:	MM Enterprises USA, LLC,
Its Sole Member
Manlin DHS Development, LLC
a Nevada limited liability company		By:	MM CAN USA, Inc., a California corporation,
By:	MM Enterprises USA, LLC,		its Manager
Its Sole Member
		By:	/s/ Zeeshan Hyder
By:	MM CAN USA, Inc.,	Name:	Zeeshan Hyder
a California corporation, its Manager		Its:	Chief Financial Officer

MME Culver Retail, Inc.
By:	/s/ Zeeshan Hyder	a California corporation
Name:	Zeeshan Hyder
Its:	Chief Financial Officer	By:	/s/ Zeeshan Hyder
		Name:	Zeeshan Hyder
		Its:	Chief Financial Officer

Amended and Restated Securities Purchase Agreement

MME MFDST, Inc. a California corporation		MME Pasadena Retail, Inc. a California corporation

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	Chief Financial Officer	Its:	Chief Financial Officer

MME GNTX, LLC a California limited liability company		Medmen South Lake Tahoe, LLC a California limited liability company

By:	MM Enterprises USA, LLC,	By:	MM Enterprises USA, LLC,
Its Sole Member		Its Sole Member

By:	MM CAN USA, Inc., a California corporation,	By:	MM CAN USA, Inc., a California corporation,
its Manager		its Manager

By:	/s/ Zeeshan Hyder	By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	Name:	Zeeshan Hyder
Its:	Chief Financial Officer	Its:	Chief Financial Officer

ICH California Holdings Ltd. a California corporation		Sure Felt LLC a California limited liability company

		By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	By:	MM CAN USA, Inc., a California corporation,
Its:	Chief Financial Officer	its Manager

Rochambeau, Inc.		By:	/s/ Zeeshan Hyder
a California corporation		Name:	Zeeshan Hyder
		Its:	Chief Financial Officer

By:	/s/ Zeeshan Hyder	The Source Santa Ana
Name:	Zeeshan Hyder	a California corporation
Its:	Chief Financial Officer

		By:	/s/ Zeeshan Hyder
		Name:	Zeeshan Hyder
		Its:	Chief Financial Officer

 Amended and Restated Securities Purchase Agreement

MMOF Santa Monica, Inc. a California corporation		MILKMAN, LLC
		By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	By:	MM CAN USA, Inc.,
Its:	Chief Financial Officer	a California corporation,
its Manager
MMOF Santa Monica, Inc. a California corporation
		By:	/s/ Zeeshan Hyder
		Name:	Zeeshan Hyder
By:	/s/ Zeeshan Hyder	Title:	Chief Financial Officer
Name:	Zeeshan Hyder
Its:	Chief Financial Officer
MME EVANSTON RETAIL, LLC

MMOF SM, LLC		By:	MM Enterprises USA, LLC,
a California limited liability company		Its Sole Member

By:	MM Enterprises USA, LLC,	By:	MM CAN USA, INC.,
a California corporation,		a California corporation,
its Manager		its Manager

By:	MM CAN USA, Inc.,
a California corporation,
its Manager		By:	/s/ Zeeshan Hyder
		Name:	Zeeshan Hyder
By:	/s/ Zeeshan Hyder	Title:	Chief Financial Officer
Name:	Zeeshan Hyder
Title:	Chief Financial Officer	PHARMACANN VIRGINIA, LLC

MATTnJEREMY, INC.
		By:	MM Enterprises USA, LLC,
Its Sole Member
By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder	By:	MM CAN USA, Inc.,
Its:	Chief Financial Officer	a California corporation,
its Manager

		By:	/s/ Zeeshan Hyder
		Name:	Zeeshan Hyder
		Its:	Chief Financial Officer

 Amended and Restated Securities Purchase Agreement

EXHIBIT A-1

Form of Existing Note

See attached.

Form of Note

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●], 20 .1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

MEDMEN ENTERPRISES INC.

MM CAN USA, INC.

SENIOR SECURED CONVERTIBLE NOTE

Tranche ____________	Date: [●], 20

ARTICLE 1

PRINCIPAL AND INTEREST

1.1 Promise to Pay

FOR VALUE RECEIVED, the undersigned, MEDMEN ENTERPRISES INC., a corporation incorporated under the laws of the Province of British Columbia (the “Company”), and MM CAN USA, INC., a California corporation (the “US Borrower” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”)2, jointly and severally, each hereby acknowledges itself indebted to and promises to pay to the order of [●], a [●], and its successors and permitted assigns (the “Holder” or “Purchaser”) on the earlier of (the “Maturity Date”) (a) the later of (i) the three (3) year anniversary of the Closing Date (the “Initial Maturity Date”), (ii) the date that is twelve (12) months after the three (3) year anniversary of the Closing Date, if extended by the Borrowers in accordance with Section 3.2 hereof (the “Extended Maturity Date”), or (iii) the date that is twelve (12) months after any extension resulting from a forced conversion of the Obligations in accordance with Section 4.3(b) hereof; provided that, notwithstanding the foregoing or anything to the contrary in the Operative Documents, the Maturity Date shall be no later than the four (4) year anniversary of the Closing Date, and (b) such earlier date as the Principal Amount (as hereinafter defined) may become payable in accordance with the provisions of this

______________

1 Insert date that is four months and one day after issuance.

2 Insert any new borrowers joined to the Securities Purchase Agreement since the Closing Date.

senior secured convertible note (this “Note”), the principal amount of [●] dollars in lawful money of the United States (together with all Interest accrued and paid in kind under Section 3.3(a), collectively, the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Applicable Interest Rate (as hereinafter defined) until the Principal Amount of the Note is repaid in full in accordance with its terms.

The Borrowers shall pay Interest in accordance with Section 3.3. Any Obligations (as defined in the Securities Purchase Agreement, defined below) arising out of this Note, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Holder acknowledges that this Note is one of a series of notes of substantially identical terms and conditions (other than the Optional Conversion Price, which may differ) (collectively, the “Notes”) issued by the Borrowers to the Holder and other holders (such holders with the Holder, collectively, the “Holders”) under the terms of the Securities Purchase Agreement.

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1 Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Securities Purchase Agreement dated April 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) among the Holders, the Borrowers, the other Credit Parties party thereto and the Collateral Agent providing for, inter alia, the purchase of this Note by the Holder.

2.2 Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing Persons shall include firms and corporations and vice versa.

2.3 Headings, etc.

The division of this Note into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

2.4 Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5 Currency

Any reference in this Note to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

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ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature, except to the extent required by applicable law, immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (as hereinafter defined).

3.2 The Borrowers have the right to extend the Initial Maturity Date by twelve (12) months at their sole option, provided that:

(a)	the Initial Maturity Date is extended with respect to all Notes then outstanding;

(b)	the Borrowers notify the Holders in writing at least sixty (60) days prior to the Initial Maturity Date; and

(c)

on or prior to the Initial Maturity Date the Borrowers pay to the Holders a fee equal to one percent (1.0%) of the principal amount outstanding under all Notes then outstanding by wire transfer of immediately available funds to the account(s) designated by the Holders.

The Borrowers have the right to extend the Initial Maturity Date to the Extended Maturity Date under this Section 3.2 after any exercise of the Accelerated Conversion Right, such that the Maturity Date of the remaining Notes may be extended as a result of the exercise of the rights in this Section 3.2, subject to the limits in Section 4.3.

3.3 Interest shall accrue at the Applicable Interest Rate and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. The Borrowers shall pay Interest on each Interest Payment Date as follows:

(a)	Interest due on any Interest Payment Date prior to the one year anniversary of the Closing Date shall accrue and may, at the Borrower’s option upon written notice to Holder, either (i) be added to the Principal Amount, with such amount accruing Interest as part of the Principal Amount of the Obligations, and such interest paid in kind shall be payable on the date that all remaining Principal Amount is due and payable pursuant hereto, or (ii) be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time; and

(b)	Interest due on any Interest Payment Date on or after the one year anniversary of the Closing Date shall be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time.

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3.4 For purposes of this Note, the following terms shall have the definitions set forth in this Section 3.4:

(a)	“Applicable Interest Rate” means, as of any date, LIBOR plus six percent (6.0%) per annum.

(b)	“Interest Payment Date” means the last Business Day of each month, with the first Interest Payment Date occurring on [●].[3]

(c)	“Interest Period” means, with respect to periods in which clause (ii) of the definition of LIBOR applies, the period beginning on the day after the applicable Interest Payment Date and ending on the next Interest Payment Date.

(d)

“LIBOR” means the greater of (i) 2.5% and (ii) for any Interest Period, the rate equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate), as published by Reuters (or any other commercially available source providing quotations of such rate as designated by the Holder from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that in no event shall such rate be less than zero or exceed four percent (4.0%); and provided further, that if a rate determined under clause (ii) is not available at such time for such Interest Period, the parties will work in good faith to agree upon an alternative floating rate.

ARTICLE 4

CONVERSION

4.1 Optional Conversion Right

The Holder has the right (the “Optional Conversion Right”), from time to time and at any time on or prior to 5:00 p.m. (Toronto time) on the earlier of the Business Day immediately preceding (i) the Maturity Date and (ii) the date fixed for redemption of this Note in accordance with terms hereof, to convert all or any portion of the outstanding Principal Amount plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount and any unpaid fees, into Class B Subordinate Voting Shares of the Company (the “Shares”), at a price equal to $[●]4 per Share (the “Optional Conversion Price”).

Notwithstanding any other provision of this Agreement, the Optional Conversion Right shall not be exercisable by the Holder (collectively, “Holder Related Parties”) to the extent that, after giving effect to such conversion, the Holder Related Parties would beneficially own or have a right to acquire shares of the Company that, in aggregate, represent: (i) twenty five percent (25%) or more of the votes that could

___________________

[3]	Insert last Business Day of the month in which the Note is issued.

[4]	For Tranche 1-A and Tranche 1-B Notes, insert $2.55. For Tranche 2 Notes, Tranche 3 Notes and Tranche 4 Notes, insert the lesser of (a) the VWAP (as defined herein) for the twenty (20) consecutive trading days prior to the date the Borrowers requested the applicable Advance, (b) the VWAP (as defined herein) for the twenty (20) consecutive trading days prior to the applicable Funding Date and (iii) $2.55. be cast at the annual meeting of the shareholders of the Company; or (ii) twenty five percent (25%) or more of the fair market value of the issued and outstanding shares of the Company at such time.

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4.2 Exercise of Optional Conversion Right

The Optional Conversion Right may be exercised by the Purchaser by completing and signing a notice of conversion in a form reasonably acceptable to the Company and the Purchaser (the “Optional Conversion Notice”) and delivering the Optional Conversion Notice and this Note to the Borrowers. The Optional Conversion Notice shall provide that the Optional Conversion Right is being exercised, shall specify the amount being converted, and shall set out the date (the “Optional Conversion Issue Date”) on which Shares are to be issued upon the exercise of the Optional Conversion Right (such date to be no earlier than five (5) Business Days and no later than ten (10) Business Days after the day on which the Optional Conversion Notice is delivered to the Borrowers). The conversion shall be deemed to have been effected immediately prior to the close of business on the Optional Conversion Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within ten (10) Business Days after the Optional Conversion Issue Date, a certificate or other evidence of ownership for the required number of Shares shall be issued to the Purchaser. If less than all of the Principal Amount of this Note is the subject of the Optional Conversion Right, then within ten (10) Business Days after the Optional Conversion Issue Date, the Borrowers shall deliver to the Purchaser a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof and any unconverted portion of any accrued and unpaid Interest and fees, and this Note shall be cancelled. If the Optional Conversion Right is being exercised in respect of the entire Principal Amount of this Note (and, if applicable, all accrued and unpaid Interest and fees), this Note shall be cancelled.

4.3 Accelerated Conversion Right

(a)	If the volume weighted average trading price (“VWAP”) of the Shares on the Canadian Securities Exchange (or such other recognized stock exchange or quotation on which the Shares are listed or quoted for trading) (the “Exchange”) for twenty (20) consecutive trading days equals or exceeds $6.20 per Share (the “Forced Conversion Price”), the Borrowers shall thereafter have the right (the “Accelerated Conversion Right”) to require the Holder to convert up to seventy five percent (75%) of the Principal Amount then outstanding under this Note, plus, at the Holder’s option, all accrued and unpaid Interest and fees (the “Accelerated Conversion”), in exchange for Shares at the Forced Conversion Price.

(b)	If the Accelerated Conversion Right is exercised in accordance with Section 4.4 and results in the conversion to Shares of seventy five (75%) of the then-outstanding principal amount under all of the Notes in the aggregate, then the term of this Note shall be extended such that the “Maturity Date” shall thereafter be the later of (i) the Initial Maturity Date or Extended Maturity Date, as applicable, and (ii) the one year anniversary of the Accelerated Conversion Issue Date (as hereinafter defined), provided that, notwithstanding the foregoing or anything to the contrary in the Operative Documents, the Maturity Date shall be no later than the four (4) year anniversary of the Closing Date.

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4.4 Exercise of Accelerated Conversion Right

The Accelerated Conversion Right may be exercised by the Borrowers by completing and signing a notice of conversion in a form reasonably acceptable to the Company and the Holders (the “Accelerated Conversion Notice”) and delivering the Accelerated Conversion Notice to the Purchaser. The Accelerated Conversion Notice shall provide that the Accelerated Conversion Right is being exercised, shall specify the amount being converted, and shall set out the date (the “Accelerated Conversion Issue Date”) on which Shares are to be issued upon the exercise of the Accelerated Conversion Right (such date to be no earlier than thirty (30) days after the day on which the Accelerated Conversion Notice is issued). The conversion shall be deemed to have been effected immediately prior to the close of business on the Accelerated Conversion Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within ten (10) Business Days after the Accelerated Conversion Issue Date, a certificate or other evidence of ownership for the required number of Shares shall be issued to the Purchaser. In addition, within ten (10) Business Days after the Accelerated Conversion Issue Date, the Borrowers shall deliver to the Purchaser a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof and any unconverted portion of any accrued and unpaid Interest and fees, and this Note shall be cancelled.

4.5 Adjustment of Conversion Price

The Optional Conversion Price or Forced Conversion Price, as applicable (each of which is referred to in this Section 4.5 as the “Conversion Price”), in effect at any date shall be subject to adjustment from time to time as follows:

(a)	If and whenever at any time prior to the Maturity Date, the Company shall:

(i)	subdivide or redivide the outstanding Shares into a greater number of Shares;

(ii)	reduce, combine or consolidate the outstanding Shares into a smaller number of Shares;

(iii)	issue Shares (or securities convertible into or exchangeable for Shares) to the holders of all or substantially all of the outstanding Shares by way of stock dividend; or

(iv)	make a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares,

the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution, as the case may be, shall, in the case of the events referred to in Sections 4.5(a)(i), (iii) and (iv) above, be decreased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, redivision or dividend (including, in the case where securities convertible into or exchangeable for Shares are issued, the number of Shares that would have been outstanding had such securities been converted into or exchanged for Shares on such effective or record date) or shall, in the case of the events referred to in Section 4.5(a)(ii) above, be increased in proportion to the decrease in the number of outstanding Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this Section 4.5(a) shall occur. Any such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Shares under Sections 4.5(b) and (g); to the extent that any such securities are not converted into or exchanged for Shares prior to the expiration of the conversion or exchange right, the Conversion Price shall be readjusted effective as at the date of such expiration to the Conversion Price which would then be in effect based upon the number of Shares actually issued on the exercise of such conversion or exchange right.

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(b)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them, for a period expiring not more than forty-five (45) days after such date of issue (such period from the record date to the date of expiry being referred to in this Section 4.5(b) as the “Rights Period”), to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) (such subscription price per Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) being referred to in this Section 4.5(b) as the “Per Share Cost”), the Borrowers shall give written notice to the Purchaser with respect thereto (any of such events herein referred to as a “Rights Offering”), and the Purchaser shall have fifteen (15) days after receipt of such notice (but prior to the Maturity Date or the date fixed for redemption of this Note) to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Purchaser validly elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the issuance of such rights, options or warrants. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the issuance of such rights, options or warrants, in the manner hereinafter provided. The Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which is the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering; and

(B)	the number determined by dividing the product of the Per Share Cost and:

1.

where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

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2.

where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the trading price of the Shares on the Canadian Securities Exchange (or such other recognized stock exchange or quotation on which the Shares are listed for trading) (the “Current Market Price”) as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

(A)	in the case described in subparagraph 4.5(b)(i)(B)(1), the number of Shares outstanding, or

(B)

in the case described in subparagraph 4.5(b)(i)(B)(2), the number of Shares that would be outstanding if all the Shares described in subparagraph 4.5(b)(i)(B)(2) had been issued, as at the end of the Rights Period.

(c)

Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)

If by the terms of the rights, options or warrants referred to in Section 4.5(b), there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(1)	the lowest purchase, conversion or exchange price per Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(2)	the average purchase, conversion or exchange price per Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

(e)

To the extent that any adjustment in the Conversion Price occurs pursuant to this Section 4.5(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Section 4.5(b), the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

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(f)	[Intentionally Omitted].

(g)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares (or other than securities convertible into or exchangeable for Shares), or (ii) rights, options or warrants (other than rights, options or warrants referred to in Section 4.5(b)), or (iii) evidences of its indebtedness, or (iv) assets (in each case, other than dividends paid in the ordinary course) then, in each such case, the Borrowers shall give written notice to the Purchaser with respect thereto, and the Purchaser shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Purchaser elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the making of such distribution. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the making of such distribution (herein referred to as a “Special Distribution”), determined in the manner hereafter set out in Section 4.5(h). In this Section 4.5(g) the term “dividends paid in the ordinary course” shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

(h)

In circumstances described in Section 4.5(g), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(1)	the numerator of which is:

(A)	the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(B)

the aggregate fair market value (as determined by action by the directors of the Company, acting reasonably) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(2)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

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(i)	[Intentionally Omitted]

(j)	In the case of any reclassification of, or other change in, the outstanding Shares (other than a change referred to in Section 4.5(a), Section 4.5(b), or Section 4.5(g) or hereof), the Conversion Price shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Company determines to be appropriate on a basis consistent with the intent of this Section 4.5(b); provided that if at any time a dispute arises with respect to adjustments provided for in this Section 4.5(j), such dispute will be conclusively determined by the auditors of the Borrowers or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company, acting reasonably, and any such determination will be binding on the Borrowers and the Purchaser.

(k)	The Borrowers will provide such auditors or accountants with access to all necessary records of the Borrowers. If and whenever at any time after the date hereof there is a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than as set out in Section 4.5(a), (b), (g) or (i)), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares and other than as set forth in 4.5(i) or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Purchaser, upon the exercising of the Optional Conversion Right, after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which the Purchaser was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property, if any, which the Purchaser would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Purchaser had been the registered holder of the number of Shares to which such Purchaser was theretofore entitled upon exercise of the Optional Conversion Right. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4.5(b) with respect to the rights and interests thereafter of the Purchaser to the end that the provisions set forth in this Section 4.5(b) will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Optional Conversion Right. Any such adjustment must be made by and set forth in an amendment to this Note approved by action by the directors of the Company, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment.

(l)	In any case in which this Section 4.5(b) shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Purchaser before the occurrence of such event, the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Borrowers shall deliver to the Purchaser an appropriate instrument evidencing the Purchaser’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Issue Date or such later date as the Purchaser would, but for the provisions of this Section 4.5(l), have become the holder of such additional Shares pursuant to Section 4.5(b).

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(m)

The adjustments provided for in this Section 4.5(b) are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other event resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 4.5(m) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

No Conversion Price adjustment will be made to the extent that the Company makes an equivalent distribution to holders of Notes in respect of such Notes. No adjustment to the Conversion Price will be made for distributions or dividends on Shares issuable upon conversion of Notes that have been surrendered for conversion, provided that holders converting their Notes shall be entitled to receive, in addition to the applicable number of Shares, accrued and unpaid interest payable in cash from, and including, the most recent interest payment date to, but excluding, the date of conversion.

4.6 Legend; Transfer Restrictions

(a)	Any certificates or other evidence of ownership representing Shares issued upon conversion of this Note prior to the date that is four months and one day after the date of issue of this Note, and all certificates or other evidence of ownership issued in exchange or in substitution thereof shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●] [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE OF THE NOTE].”

provided that at any time subsequent to the date which is four months after the date of issue of this Note, any certificate or other evidence of ownership representing any such Shares may be respectively exchanged for a certificate or other evidence bearing no such legend.

(b)

The Note and the Shares to be issued upon conversion of this Note have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

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(c)

Any Shares issued upon conversion of Note in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates or DRS statements representing such Shares, as well as all certificates or DRS statements issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or DRS statement, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 4.6(c) may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix “A” attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

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(d)

Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the conversion of any Note if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or DRS statements evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or DRS statement, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate or DRS statement may thereafter be surrendered to the Company in exchange for a certificate or DRS statement which does not bear such legend.

4.7 Restriction on Conversion

Notwithstanding anything to the contrary herein or in any other Operative Document, neither the Borrowers nor the Holder shall convert any portion of the Obligations into Shares until on or after October 29, 2020.

ARTICLE 5

PREPAYMENT

5.1 No Early Redemption or Prepayment

Except pursuant to Sections 5.3 and 5.4, the Borrowers shall not be permitted to redeem or repay the Note prior to the Maturity Date without the prior written consent of the Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes.

5.2 Notice of Change of Control

Upon the occurrence of any event constituting or reasonably likely to constitute a Change of Control, the Borrowers shall give written notice to the Purchaser of such Change of Control at least thirty (30) days or, with the prior written consent of the Purchaser, as soon as reasonably possible prior to the effective date of any such Change of Control (the “Change of Control Notice”) and another written notice on or as soon as reasonably practicable after the effective date of such Change of Control (the “Change of Control Closing Notice”).

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5.3 Change of Control Prepayment or Conversion

Notwithstanding anything to the contrary herein, upon receipt of a Change of Control Notice with respect to a Change of Control, the Holder shall, in its sole discretion on or before the closing of the Change of Control, have the right to require the Borrowers to prepay all Obligations then outstanding under this Note in accordance with Section 5.4; provided that, notwithstanding anything to the contrary in Section 5.4, such prepayment may occur prior the first anniversary of the Closing Date, and the “Applicable Premium” (as defined in Section 5.4) applicable to such a Change of Control shall be five percent of the Principal Amount being repaid in connection therewith. For the avoidance of doubt, in connection with any Change of Control, the Holder may, in its sole discretion, elect to convert all or any portion of the Obligations hereunder in accordance with Section 4.1 and/or require the Borrowers to prepay all or any portion of such Obligations on or prior to the closing date of such Change of Control in accordance with this Section 5.3.

5.4 Voluntary Prepayment

Subject to Section 5.3 and the rest of this Section 5.4, beginning on the Second Amendment Effective Date, from time to time the Borrowers shall have the right to repay, in whole or in part, the then outstanding Principal Amount of this Note together with accrued and unpaid Interest and fees, plus the Applicable Premium. For purposes of this Note, “Applicable Premium” means, with respect to any prepayment occurring on or after the Second Amendment Effective Date and before the second anniversary of the Closing Date, five percent (5%) of the Principal Amount being repaid, and thereafter, three percent (3%) of the Principal Amount being repaid. The Borrowers shall notify the Holders in writing of their intent to make prepayment under this Section 5.4 at least ninety (90) days (or such shorter time as is acceptable to the Holder in its sole discretion) prior to the proposed prepayment date, and such notice shall include the Principal Amount, interest, fees and Applicable Premium to be paid on such prepayment date. Such prepayment will be paid by wire transfer of immediately available funds to the account designated by the Holder.

ARTICLE 6

SECURITY

6.1 As security for the Obligations under this Note, each Borrower shall grant to the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Borrower’s present and after acquired assets and property in which such Borrower has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Borrower to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders (the “Security Interest”). The Security Interest shall be evidenced by one or more security or pledge agreements entered into between each Borrower and the Holder.

6.2 This Note is entitled to and shall have the benefit of a cross guarantee by each Borrower and a guaranty by each Subsidiary (collectively, the “Guarantors”), of all of the Obligations of the Borrowers to the Purchaser under or in connection with this Note in favour of the Purchaser dated as of the date of this Note (the “Guarantees”). As security for such Obligations under the Guarantees, each Guarantor shall grant in favour of the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Guarantor’s present and after acquired assets and property in which such Guarantor has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Guarantor to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders. The security granted to the Collateral Agent, for the benefit of the Holder, by each of the Guarantors shall be evidenced by one or more security agreements entered into between the Guarantors and the Holder.

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ARTICLE 7

EVENTS OF DEFAULT

7.1 The occurrence of an “Event of Default” under the Securities Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

7.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three percent (3%) per annum, and the Holder shall be entitled to all of the rights and remedies set forth in the Securities Purchase Agreement and available to it under applicable law.

ARTICLE 8

COVENANTS

8.1 Positive Covenants of the Company

So long as any Obligations remain unpaid, the Company shall perform the covenants and actions as set forth in, and in accordance with, the Securities Purchase Agreement.

8.2 Tax Treatment

For United States federal income tax purposes, the parties agree to treat the Notes as convertible debt instruments that are excepted from the contingent payment debt instrument rules of Treas. Reg. § 1.1275- 4. The parties shall file all federal income tax returns and reports in a consistent manner unless otherwise required pursuant to a final “determination” within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended.

ARTICLE 9

GENERAL MATTERS

9.1 Amalgamation

The Borrowers acknowledge that if, to the extent permitted under the Securities Purchase Agreement, either Borrower amalgamates or merges with any other Person (a) the term “Company” or “U.S. Borrower”, where used herein shall extend to and include the applicable amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Borrowers and the amalgamated Person. Notwithstanding Section 4.5, if this Note is outstanding as of the effective time of the PharmaCann Transaction, the Resulting Issuer (as defined in the Securities Purchase Agreement) shall become a “Borrower” (including to become jointly and severally liable for and receive the benefit of the rights and obligations of the Company) hereunder, and the US Borrower and the Company, upon request of the Holder, shall, and shall cause the Resulting Issuer to, execute such agreements, instruments or other documents as reasonably required in connection with becoming a Borrower hereunder.

9.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Note shall be made without the prior written consent of Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Holder. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Holder of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Holder would otherwise have on any future occasion, whether similar in kind or otherwise.

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9.3 Entire Agreement

This Note together with the Securities Purchase Agreement and the other Operative Documents constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to the subject matter hereof. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

9.4 Notice to the Company and the Holder

Any notice to be given to the Borrowers or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered in accordance with Section 11.6 of the Securities Purchase Agreement.

9.5 Replacement of Note

If this Note shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Note has been acquired by a bona fide purchaser, the Borrowers shall issue a new Note upon surrender and cancellation of the mutilated Note, or, in the event that a Note is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Note shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Borrowers such evidence of such loss, theft or destruction as shall be satisfactory to the Borrowers in their discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Borrowers and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Note.

9.6 Successors and Assigns

This Note shall inure to the benefit of the Holder and its successors and its permitted assigns and shall be binding upon the Borrowers and each of their successors and permitted assigns.

9.7 Assignment

No Party may assign its rights or benefits under this Note except that the Holder may assign all or any portion of its rights and benefits under this Note to any Person or Persons who may purchase all or part of this Note, subject to compliance with applicable securities laws and the Securities Purchase Agreement.

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9.8 Registered Obligations

The Borrowers shall keep a “register” in which the Borrowers shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Holder or its permitted assignees. The entries in the register shall be conclusive evidence of the amounts due and owing to the Holder or its permitted assignees in the absence of manifest error. The Borrowers, the Holder, and its successors and assigns shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Holder for all purposes. Notwithstanding anything to the contrary contained in this Note, the Note is a registered obligation and the right, title and interest of the Holder and its assignees in and to this Note shall be transferable only upon notation of such transfer in the register. This Section 9.88 shall be construed so that the Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Holder and its successors and permitted assignees at from time to time upon reasonable prior notice to the Borrowers.

9.9 Invalidity of Provisions

Each of the provisions contained in this Note is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

9.10 Governing Law

THIS NOTE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.11 Maximum Rate of Interest

Notwithstanding any other provisions of this Note, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Note or any other document entered into in connection with this Note would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Holder shall apply such excess against the outstanding Obligations and refund to the Borrowers any further excess amount.

9.12 Time of Essence

Time shall be of the essence of this Note and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

9.13 Waiver

Each Borrower hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

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9.14 Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS NOTE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.15 Obligations Joint and Several

All obligations of the Borrowers under this Note are joint and several.

[Signature Page Follows]

18

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

MEDMEN ENTERPRISES INC.

Per:
Name:
Title:

MM CAN USA, INC.

Per:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above by:

[_________________]

Per:
Name:
Title:

APPENDIX “A”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the shares of MedMen Enterprises Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the                  Class B Subordinate Voting Share in the capital of the Issuer represented by certificate number , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ____________________________

Signature of Individual (if Seller is an individual)

Authorized signatory signature (if Seller is not an indivi

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer _________________(the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated _________ , 20 ___________, with regard to the sale, for such Seller’s account, of _________________ Class B Subordinate Voting Shares (the “Securities”) of the Issuer represented by certificate number _______________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	(no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

__________________________________________

Name of Firm

Per: _______________________________________

       Authorized Signatory

[End of Appendix “A”]

2

EXHIBIT A-2

Form of Amended and Restated Note

See attached.

Form of Amended and Restated Note

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●], 20 .1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

MEDMEN ENTERPRISES INC.

MM CAN USA, INC.

AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTE

Date: [●], 2020

RECITALS:

WHEREAS, MEDMEN ENTERPRISES INC., a corporation incorporated under the laws of the Province of British Columbia (the “Company”), and MM CAN USA, INC., a California corporation (the “US Borrower” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”), issued senior secured convertible notes which as of the date hereof evidence an aggregate principal amount of indebtedness of $[●]2 (the “Existing Notes Principal”) to [●], a [●], and its successors and permitted assigns (the “Holder” or “Purchaser”), on the dates and in the amounts set forth on Appendix B hereto under the heading “Existing Notes” (collectively, the “Existing Notes”);

3[AND WHEREAS, under the Amended and Restated Securities Purchase Agreement dated March 27, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) among the Holders, the Borrowers, the other Credit Parties party thereto and the Collateral Agent, the Holder has agreed to loan an additional $[●]4 to the Borrowers,

__________________________

[1]	Insert date that is four months and one day after issuance.
[2]	Insert total Fully Accreted Principal Amount of Existing Notes from Appendix B.
[3]	Use this recital and the next recital only for Purchasers funding a portion of the Tranche 4 Advance (delete for other Purchasers).
[4]	Insert Tranche 4 Advance made by this Holder.

which amount is the portion of the Tranche 4 Advance funded by the Holder and which is included in the principal amount of this amended and restated senior secured convertible note (as amended, restated, supplemented or otherwise modified from time to time, this “Note”);

AND WHEREAS, in connection with the Securities Purchase Agreement, the Borrowers and Holder desire to amend, restate, supersede and replace the Existing Notes in their entirety pursuant to the terms and conditions set forth in this Note;]

5[AND WHEREAS, in connection with the Amended and Restated Securities Purchase Agreement dated March 27, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) among the Holders, the Borrowers, the other Credit Parties party thereto and the Collateral Agent, the Borrowers and Holder desire to amend, restate, supersede and replace the Existing Notes in their entirety pursuant to the terms and conditions set forth in this amended and restated senior secured convertible note (as amended, restated, supplemented or otherwise modified from time to time, this “Note”);]

AND WHEREAS, the Borrowers have agreed to pay a portion of the Restatement Fee in accordance with the Fee Letter by including the amount thereof in the principal amount of this Note;

AND WHEREAS, therefore, this Note evidences the Obligations of the Borrowers to the Holder under the Existing Notes and with respect to the Tranche 4 Advance and the Restatement Fee due to the Holder on the Tranche 4 Funding Date, among other Obligations set forth herein;

NOW, THEREFORE, the parties hereby amend, restate, supersede and replace the Existing Notes as follows:

ARTICLE 1

PRINCIPAL AND INTEREST

1.1 Promise to Pay

FOR VALUE RECEIVED, the Borrowers, jointly and severally, each hereby acknowledges itself indebted to and promises to pay to the order of the Holder on the earlier of (the “Maturity Date”) (a) the later of (i) the three (3) year anniversary of the Closing Date (the “Initial Maturity Date”), (ii) the date that is twelve (12) months after the three (3) year anniversary of the Closing Date, if extended by the Borrowers in accordance with Section 3.2(a) hereof (the “Extended Maturity Date”), and (iii) the date to which the Gotham Purchasers have extended the “Maturity Date” under Section 3.2(b) hereof and Section 2.2(f)(iii)(A) of the Securities Purchase Agreement, and (b) such earlier date as the Principal Amount (as hereinafter defined) may become payable in accordance with the provisions of this Note, the principal amount of $[●]6 in lawful money of the United States (together with all Interest accrued and paid in kind under Section 3.3(a), collectively, the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Applicable Interest Rate (as hereinafter defined) until the Principal Amount of the Note is repaid in full in accordance with its terms.

_________________

[5]	Use this recital only for Purchasers that will not be funding a portion of the Tranche 4 Advance (delete for other Purchasers).
[6]	Insert the sum of the Tranche 4 Advance made by Holder of this Note plus the Restatement Fee allocated to the Holder with respect to the Tranche 4 Advance plus the total Fully Accreted Existing Notes Principal from Appendix B.

2

The Borrowers shall pay Interest in accordance with Section 3.3. Any Obligations (as defined in the Securities Purchase Agreement) arising out of this Note, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Holder acknowledges that this Note is one of a series of notes of substantially similar terms and conditions (collectively, the “Notes”) issued by the Borrowers to the Holder and other holders (such holders with the Holder, collectively, the “Holders”) under the terms of the Securities Purchase Agreement.

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1 Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Securities Purchase Agreement providing for, inter alia, the purchase of this Note by the Holder.

2.2 Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing Persons shall include firms and corporations and vice versa.

2.3 Headings, etc.

The division of this Note into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

2.4 Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5 Currency

Any reference in this Note to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature, except to the extent required by applicable law, immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (as hereinafter defined).

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3.2 Maturity Extensions.

(a)	The Borrowers have the right to extend the Initial Maturity Date by twelve (12) months at their sole option, provided that:

(i)	the Initial Maturity Date is extended with respect to all Notes then outstanding;

(ii)	the Borrowers notify the Holders in writing at least sixty (60) days prior to the Initial Maturity Date; and

(iii)	on or prior to the Initial Maturity Date the Borrowers pay to the Holders a fee equal to one percent (1.0%) of the principal amount outstanding under all Notes then outstanding by wire transfer of immediately available funds to the account(s) designated by the Holders.

(b)	In accordance with Section 2.2(f)(iii)(A) of the Securities Purchase Agreement, if the sum of the Tranche 4 Advance and Incremental Advances committed during the Commitment Period is greater than or equal to $100,000,000, then in the event that the Borrowers (x) have not elected to exercise their right to extend the Initial Maturity Date to the Extended Maturity Date, the Holder shall have up to three (3) options to extend the Maturity Date, with the first option being a three (3)-year extension option, and the second and third options each being one (1)-year extension options, and (y) have elected to exercise their right to extend the Initial Maturity Date to the Extended Maturity Date, the Holder shall have up to three (3) options to extend the Maturity Date, with the first option being a two (2)-year extension option, and the second and third options each being one (1)-year extension options. Such options to extend the Maturity Date may be exercised unilaterally as to and on behalf of all Holders (and not less than all Holders) and as to all outstanding Notes (and not less than all outstanding Notes) by the Gotham Purchasers, in each case by providing written notice to the Company at least ninety (90) days prior to the Initial Maturity Date or Extended Maturity Date, as applicable, or prior to the then applicable Maturity Date, if the Maturity Date has been previously extended pursuant to the exercise of any such extension option by the Gotham Purchasers on behalf of the Holders. If any such extension option is exercised, the term “Maturity Date” as used herein shall refer to the extended maturity date resulting from such extension.

3.3 Interest shall accrue at the Applicable Interest Rate and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. The Borrowers shall pay Interest on each Interest Payment Date as follows:

(a)

Interest due on any Interest Payment Date prior to April 23, 2020 shall accrue and may, at the Borrower’s option upon written notice to Holder, either (i) be added to the Principal Amount, with such amount accruing Interest as part of the Principal Amount of the Obligations, and such interest paid in kind shall be payable on the date that all remaining Principal Amount is due and payable pursuant hereto, or (ii) be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time; and

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(b)

Interest due on any Interest Payment Date on or after April 23, 2020 shall be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time.

3.4 For purposes of this Note, the following terms shall have the definitions set forth in this Section 3.4:

(a)	“Applicable Interest Rate” means, as of any date, LIBOR plus six percent (6.0%) per annum.

(b)	“Interest Payment Date” means the last Business Day of each month, with the first Interest Payment Date occurring on [●].[7]

(c)	“Interest Period” means, with respect to periods in which clause (ii) of the definition of LIBOR applies, the period beginning on the day after the applicable Interest Payment Date and ending on the next Interest Payment Date.

(d)	“LIBOR” means the greater of (i) 2.5% and (ii) for any Interest Period, the rate equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate), as published by Reuters (or any other commercially available source providing quotations of such rate as designated by the Holder from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that in no event shall such rate be less than zero or exceed four percent (4.0%); and provided further, that if a rate determined under clause (ii) is not available at such time for such Interest Period, the parties will work in good faith to agree upon an alternative floating rate.

ARTICLE 4

CONVERSION

4.1 Optional Conversion Right

The Holder has the right (the “Optional Conversion Right”), from time to time, subject to Section 4.7 (if applicable), and at any time on or prior to 5:00 p.m. (Toronto time) on the earlier of the Business Day immediately preceding (i) the Maturity Date and (ii) the date fixed for redemption of this Note in accordance with terms hereof, to convert all or any portion of the outstanding Principal Amount plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount and any unpaid fees, into Class B Subordinate Voting Shares of the Company (the “Shares”), at a price equal to the price per Share set forth on Appendix B corresponding to the portion of the Principal Amount being converted (the “Converted Portion”) (or if such price per Share for the Converted Portion is amended under Section 4.3 or Section 4.5(n) of this Note or Section 8.22 of the Securities Purchase Agreement, such price per Share shall be as set forth on Schedule 1.1(d) to the Securities Purchase Agreement) (each such price per Share, being a “Conversion Price”).

_____________________

[7]	Insert last Business Day of the month in which the Note is issued.

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4.2 Exercise of Optional Conversion Right

Subject to Section 4.7, the Optional Conversion Right may be exercised by the Purchaser by completing and signing a notice of conversion in a form reasonably acceptable to the Company and the Purchaser (the “Optional Conversion Notice”) and delivering the Optional Conversion Notice and this Note to the Borrowers. The Optional Conversion Notice shall provide that the Optional Conversion Right is being exercised, shall specify the amount and the Converted Portion(s) being converted, the applicable Conversion Price(s) with respect to such Converted Portion(s), and the date (the “Optional Conversion Issue Date”) on which Shares are to be issued upon the exercise of the Optional Conversion Right (such date to be no earlier than five (5) Business Days and no later than ten (10) Business Days after the day on which the Optional Conversion Notice is delivered to the Borrowers). The conversion shall be deemed to have been effected immediately prior to the close of business on the Optional Conversion Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within ten (10) Business Days after the Optional Conversion Issue Date, a certificate or other evidence of ownership for the required number of Shares shall be issued to the Purchaser. If less than all of the Principal Amount of this Note is the subject of the Optional Conversion Right, then within ten (10) Business Days after the Optional Conversion Issue Date, the Borrowers shall deliver to the Purchaser a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof and any unconverted portion of any accrued and unpaid Interest and fees (and with Appendix B having been updated for all changes (including prior updates made in Schedule 1.1(d) that were not included in Appendix B prior to such replacement Note being issued), and this Note shall be cancelled. If the Optional Conversion Right is being exercised in respect of the entire Principal Amount of this Note (and, if applicable, all accrued and unpaid Interest and fees), this Note shall be cancelled.

4.3 Adjustment of Conversion Price Upon Funding Incremental Advances

(a)

Effective upon funding each Incremental Advance under the Securities Purchase Agreement up to an aggregate amount of $87,500,000 for all Incremental Advances, the Conversion Price with respect to the fraction of the Existing Notes Principal portion of this Note (including, for the avoidance of doubt (but without duplication), any interest paid in kind with respect to such principal under Section 3.3(a) above) (the “Fully Accreted Existing Notes Principal”) equal to: (i) the relevant Incremental Advance, divided by (ii) $100,000,000 (the “Conversion Price Amendment Portion”) shall be deemed amended such that the Conversion Price with respect to such Conversion Price Amendment Portion shall be (A) with respect to the first Incremental Advance, $0.26, and (B) with respect to each other Incremental Advances, the Restatement Conversion Price calculated as of the applicable Incremental Funding Date, with such amendment applying on a pro rata basis across each of the rows of the table set out in Appendix B under the heading “Existing Notes”.

When the aggregate amount of the Tranche 4 Advance and Incremental Advances equals or exceeds $100,000,000, the Conversion Price with respect to the remainder of the Fully Accreted Existing Notes Principal (that is, the Conversion Price for the portion of the Fully Accreted Existing Notes Principal which has not yet been amended under this Section 4.3, if any), shall be amended as set forth in this Section 4.3.

For the avoidance of doubt, no portion of this Note representing the Tranche 4 Advance or the Restatement Fee, shall be subject to this Section 4.3.

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(b)	For example, if the Incremental Advance is $15,000,000, then 15% of the Fully Accreted Existing Notes Principal then outstanding would be deemed amended such that the Conversion Price therefor becomes the Restatement Conversion Price calculated as of the applicable Incremental Funding Date, on a pro rata basis across each of the rows of the table set out in Appendix B under the heading “Existing Notes”. All amendments described in this Section 4.3 shall be set forth on Schedule 1.1(d) to the Securities Purchase Agreement, which shall be updated by the Gotham Purchasers, the Company and Borrowers in connection with each Incremental Advance.

(c)	Each Conversion Price Amendment Portion of the Fully Accreted Existing Notes Principal, upon being amended pursuant to this Section 4.3, shall become part of the “Amended Portion of the Existing Notes Principal” as defined in the Securities Purchase Agreement. The portion of the Existing Notes Principal for which the Conversion Price was amended as of the Tranche 4 Funding Date, as represented by the sixth column of the table set out in Appendix B shall be deemed to be a part of the Amended Portion of the Existing Notes Principal.

(d)	Any interest paid in kind with respect to the Amended Portion of the Existing Notes Principal shall be treated in all respects, including the applicable Conversion Price, in the same manner as such Amended Portion of the Existing Notes Principal.

(e)	The Amended Portion of the Existing Notes Principal shall not be subject to further amendment under this Section 4.3 but is subject to further adjustment under the other provisions of this Note, including Section 4.5, and to further amendment under the Securities Purchase Agreement, including if there is a Down-Round Price Reset as defined therein. To the extent there is any conflict between the terms of this Section 4.3 and the Securities Purchase Agreement (including changes to Schedule 1.1(d) to the Securities Purchase Agreement), the Securities Purchase Agreement (and such Schedule 1.1(d)) shall control.

4.4 [Reserved.]

4.5 Other Adjustments of Conversion Price

Each Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)	If and whenever at any time prior to the Maturity Date, the Company shall:

(i)	subdivide or redivide the outstanding Shares into a greater number of Shares;

(ii)	reduce, combine or consolidate the outstanding Shares into a smaller number of Shares;

(iii)	issue Shares (or securities convertible into or exchangeable for Shares) to the holders of all or substantially all of the outstanding Shares by way of stock dividend; or

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(iv)

make a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares, each Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution, as the case may be, shall, in the case of the events referred to in Sections 4.5(a)(i), (iii) and (iv) above, be decreased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, redivision or dividend (including, in the case where securities convertible into or exchangeable for Shares are issued, the number of Shares that would have been outstanding had such securities been converted into or exchanged for Shares on such effective or record date) or shall, in the case of the events referred to in Section 4.5(a)(ii) above, be increased in proportion to the decrease in the number of outstanding Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this Section 4.5(a) shall occur. Any such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Shares under Sections 4.5(b) and (g); to the extent that any such securities are not converted into or exchanged for Shares prior to the expiration of the conversion or exchange right, each Conversion Price shall be readjusted effective as at the date of such expiration to the respective Conversion Price which would then be in effect based upon the number of Shares actually issued on the exercise of such conversion or exchange right.

(b)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them, for a period expiring not more than forty-five (45) days after such date of issue (such period from the record date to the date of expiry being referred to in this Section 4.5(b) as the “Rights Period”), to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) (such subscription price per Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) being referred to in this Section 4.5(b) as the “Per Share Cost”), the Borrowers shall give written notice to the Purchaser with respect thereto (any of such events herein referred to as a “Rights Offering”), and the Purchaser shall have fifteen (15) days after receipt of such notice (but prior to the Maturity Date or the date fixed for redemption of this Note) to elect to convert any or all of the Principal Amount of this Note into Shares at the applicable Conversion Prices and otherwise on terms and conditions set out in this Note. If the Purchaser validly elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the issuance of such rights, options or warrants. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to each Conversion Price as a result of the issuance of such rights, options or warrants, in the manner hereinafter provided. Each Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying such Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

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(i)	the numerator of which is the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering; and

(B)	the number determined by dividing the product of the Per Share Cost and:

1.	where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

2.	where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the trading price of the Shares on the Canadian Securities Exchange (or such other recognized stock exchange or quotation on which the Shares are listed for trading) (the “Current Market Price”) as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

(A)	in the case described in subparagraph 4.5(b)(i)(B)(1), the number of Shares outstanding, or

(B)

in the case described in subparagraph 4.5(b)(i)(B)(2), the number of Shares that would be outstanding if all the Shares described in subparagraph 4.5(b)(i)(B)(2) had been issued, as at the end of the Rights Period.

(c)	Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)	If by the terms of the rights, options or warrants referred to in Section 4.5(b), there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(1)	the lowest purchase, conversion or exchange price per Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(2)	the average purchase, conversion or exchange price per Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

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(e)	To the extent that any adjustment in any Conversion Price occurs pursuant to Section 4.5(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in Section 4.5(b), such Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(f)	[Intentionally Omitted].

(g)	If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares (or other than securities convertible into or exchangeable for Shares), or (ii) rights, options or warrants (other than rights, options or warrants referred to in Section 4.5(b)), or (iii) evidences of its indebtedness, or (iv) assets (in each case, other than dividends paid in the ordinary course) then, in each such case, the Borrowers shall give written notice to the Purchaser with respect thereto, and the Purchaser shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Prices and otherwise on terms and conditions set out in this Note. If the Purchaser elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the making of such distribution. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to each Conversion Price as a result of the making of such distribution (herein referred to as a “Special Distribution”), determined in the manner hereafter set out in Section 4.5(h). In this Section 4.5(g) the term “dividends paid in the ordinary course” shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

(h)	In circumstances described in Section 4.5(g), each Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying such Conversion Price in effect on such record date by a fraction:

(1)	the numerator of which is:

(A)	the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(B)

the aggregate fair market value (as determined by action by the directors of the Company, acting reasonably) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

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(2)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(i)	[Intentionally Omitted]

(j)	In the case of any reclassification of, or other change in, the outstanding Shares (other than a change referred to in Section 4.5(a), Section 4.5(b), or Section 4.5(g) or hereof), each Conversion Price shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Company determines to be appropriate on a basis consistent with the intent of this Section 4.5; provided that if at any time a dispute arises with respect to adjustments provided for in this Section 4.5(j), such dispute will be conclusively determined by the auditors of the Borrowers or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company, acting reasonably, and any such determination will be binding on the Borrowers and the Purchaser.

(k)	The Borrowers will provide such auditors or accountants with access to all necessary records of the Borrowers. If and whenever at any time after the date hereof there is a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than as set out in Section 4.5(a), (b), (g) or (i)), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares and other than as set forth in Section 4.5(a) or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Purchaser, upon the exercising of the Optional Conversion Right, after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which the Purchaser was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property, if any, which the Purchaser would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Purchaser had been the registered holder of the number of Shares to which such Purchaser was theretofore entitled upon exercise of the Optional Conversion Right. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4.5 with respect to the rights and interests thereafter of the Purchaser to the end that the provisions set forth in this Section 4.5 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Optional Conversion Right. Any such adjustment must be made by and set forth in an amendment to this Note approved by action by the directors of the Company, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment.

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(l)	In any case in which this Section 4.5 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Purchaser before the occurrence of such event, the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Borrowers shall deliver to the Purchaser an appropriate instrument evidencing the Purchaser’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Issue Date or such later date as the Purchaser would, but for the provisions of this Section 4.5(l), have become the holder of such additional Shares pursuant to this Section 4.5.

(m)	The adjustments provided for in this Section 4.5 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other event resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of any Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 4.5(m) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(n)	The Conversion Price for (i) the Amended Portion of the Existing Notes Principal, (ii) the portion of this Note representing the Tranche 4 Advance (for the avoidance of doubt, including (without duplication) any interest paid in kind with respect to such principal under Section 3.3(a) above), (iii) the portion of this Note representing the Restatement Fee (for the avoidance of doubt, including (without duplication) any interest paid in kind with respect to such principal under Section 3.3(a) above), is subject to further adjustment in accordance with Section 8.22 of the Securities Purchase Agreement. To the extent there is any conflict between the terms of this Section 4.5 and the Securities Purchase Agreement (including changes to Schedule 1.1(d) to the Securities Purchase Agreement), the Securities Purchase Agreement (and such Schedule 1.1(d)) shall control.

No Conversion Price adjustment will be made to the extent that the Company makes an equivalent distribution to holders of Notes in respect of such Notes. No adjustment to any Conversion Price will be made for distributions or dividends on Shares issuable upon conversion of Notes that have been surrendered for conversion, provided that holders converting their Notes shall be entitled to receive, in addition to the applicable number of Shares, accrued and unpaid interest payable in cash from, and including, the most recent interest payment date to, but excluding, the date of conversion.

4.6 Legend; Transfer Restrictions

(a)

Any certificates or other evidence of ownership representing Shares issued upon conversion of this Note prior to the date that is four months and one day after the date of issue of this Note, and all certificates or other evidence of ownership issued in exchange or in substitution thereof shall bear the following legend:

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“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●] [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE OF THE NOTE].”

provided that at any time subsequent to the date which is four months after the date of issue of this Note, any certificate or other evidence of ownership representing any such Shares may be respectively exchanged for a certificate or other evidence bearing no such legend.

(b)	The Note and the Shares to be issued upon conversion of this Note have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

(c)	Any Shares issued upon conversion of Note in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates or DRS statements representing such Shares, as well as all certificates or DRS statements issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or DRS statement, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

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provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 4.6(c) may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix A attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(d)

Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the conversion of any Note if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or DRS statements evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or DRS statement, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate or DRS statement may thereafter be surrendered to the Company in exchange for a certificate or DRS statement which does not bear such legend.

4.7 Restriction on Conversion

Notwithstanding anything to the contrary herein or in any other Operative Document, neither the Borrowers nor the Holder shall convert any portion of the Principal Amount which constitutes Existing Notes Principal or the Restatement Fee (for the avoidance of doubt, excluding any interest paid in kind with respect to such principal under Section 3.3(a) above) into Shares until on or after [●]8.

__________________

[8]	Insert first anniversary of issuance date. Replace Section 4.7 with “[Reserved]” for Amended and Restated Notes issued to Pura Vida Master Fund, Ltd. and its Related Funds.

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ARTICLE 5

PREPAYMENT

5.1 No Early Redemption or Prepayment

Except pursuant to Sections 5.2 and 5.3, the Borrowers shall not be permitted to redeem or repay the Note prior to the Maturity Date without the prior written consent of the Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes.

5.2 Voluntary Prepayment

(a)	The Borrowers shall not repay, in whole or in part, any portion of the Principal Amount prior to the date that is eighteen (18) months after the Tranche 4 Funding Date (such period is the “No-Call Period”).

(b)	Subject to the rest of this Section 5.2, after the No-Call Period, from time to time the Borrowers may repay, in whole or in part, the then outstanding Principal Amount of this Note together with accrued and unpaid Interest and fees, provided that (i) the Company has notified the Purchasers in writing at least ninety (90) days prior to the proposed prepayment date (such ninety (90) day notice may be provided prior the expiration of the No-Call Period to enable a prepayment to occur at any time on or after the date that is eighteen (18) months after the Tranche 4 Funding Date, if the Purchasers have not otherwise restricted optional prepayment in accordance with the Operative Documents), (ii) no Event of Default exists on the date of such notice of prepayment or for the entire ninety (90) day period prior to the proposed prepayment date and (iii) the Borrowers pay the Applicable Premium at the time of such prepayment. For purposes of this Note, “Applicable Premium” means, with respect to any prepayment occurring before April 23, 2021 (if the Holder has consented in writing to such prepayment), five percent (5%) of the Principal Amount being repaid, and thereafter, three percent (3%) of the Principal Amount being repaid. Each notice of prepayment shall include the proposed prepayment date and the Principal Amount, interest, fees and Applicable Premium to be paid on such prepayment date. Such prepayment will be paid by wire transfer of immediately available funds to the account designated by the Holder.

(c)	Notwithstanding Section 5.2(b), and in accordance with Section 2.2(f)(iii)(B) of the Securities Purchase Agreement, if the sum of the Tranche 4 Advance and Incremental Advances committed during the Commitment Period is greater than or equal to $100,000,000, then in the Gotham Purchasers’ sole option, they may elect to prohibit any and all prepayments of the Principal Amount, even if Borrowers have already delivered a notice of prepayment under Section 5.2(b). Such option may be exercised by the Gotham Purchasers by providing written notice to the Company.

15

5.3 Change of Control

(a)	The Borrowers shall give written notice to the Purchaser of any Change of Control at least thirty (30) days or, if the Borrowers become aware that a Change of Control may occur in less than thirty (30) days, as soon as reasonably possible prior to the effective date of any such Change of Control (the “Change of Control Notice”) and another written notice on or as soon as reasonably practicable after the effective date of such Change of Control (the “Change of Control Closing Notice”).

(b)	After receipt of a Change of Control Notice, the Holder shall, in its sole discretion, have the right to require the Borrowers to prepay all Obligations then outstanding under this Note, plus five percent (5%) of the Principal Amount being repaid. The Holder may require such prepayment to be completed concurrently with the closing of the Change of Control. Alternatively, the Holder may, in its sole discretion, elect to convert all or any portion of the Obligations hereunder in accordance with Section 4.1, in which case any such portion converted will, for certainty, not be subject to repayment or any premium thereon.

ARTICLE 6

SECURITY

6.1 As security for the Obligations under this Note, each Borrower shall grant to the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Borrower’s present and after acquired assets and property in which such Borrower has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Borrower to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders (the “Security Interest”). The Security Interest shall be evidenced by one or more security or pledge agreements entered into between each Borrower and the Holder.

6.2 This Note is entitled to and shall have the benefit of a cross guarantee by each Borrower and a guaranty by each Subsidiary (collectively, the “Guarantors”), of all of the Obligations of the Borrowers to the Purchaser under or in connection with this Note in favour of the Purchaser dated as of the date of this Note (the “Guarantees”). As security for such Obligations under the Guarantees, each Guarantor shall grant in favour of the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Guarantor’s present and after acquired assets and property in which such Guarantor has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Guarantor to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders. The security granted to the Collateral Agent, for the benefit of the Holder, by each of the Guarantors shall be evidenced by one or more security agreements entered into between the Guarantors and the Holder.

ARTICLE 7

EVENTS OF DEFAULT

7.1 The occurrence of an “Event of Default” under the Securities Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

7.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three percent (3%) per annum, and the Holder shall be entitled to all of the rights and remedies set forth in the Securities Purchase Agreement and available to it under applicable law.

16

ARTICLE 8

COVENANTS

8.1 Positive Covenants of the Company

So long as any Obligations remain unpaid, the Company shall perform the covenants and actions as set forth in, and in accordance with, the Securities Purchase Agreement.

8.2 Tax Treatment

For United States federal income tax purposes, the parties agree to treat the Notes as convertible debt instruments that are excepted from the contingent payment debt instrument rules of Treas. Reg. § 1.1275-4. The parties shall file all federal income tax returns and reports in a consistent manner unless otherwise required pursuant to a final “determination” within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended.

ARTICLE 9

GENERAL MATTERS

9.1 Amalgamation

The Borrowers acknowledge that if, to the extent permitted under the Securities Purchase Agreement, either Borrower amalgamates or merges with any other Person (a) the term “Company” or “U.S. Borrower”, where used herein shall extend to and include the applicable amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Borrowers and the amalgamated Person.

9.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Note shall be made without the prior written consent of Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Holder. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Holder of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Holder would otherwise have on any future occasion, whether similar in kind or otherwise.

9.3 Entire Agreement

This Note together with the Securities Purchase Agreement and the other Operative Documents constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to the subject matter hereof. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

9.4 Notice to the Company and the Holder

Any notice to be given to the Borrowers or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered in accordance with Section 11.6 of the Securities Purchase Agreement.

17

9.5 Replacement of Note

If this Note shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Note has been acquired by a bona fide purchaser, the Borrowers shall issue a new Note upon surrender and cancellation of the mutilated Note, or, in the event that a Note is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Note shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Borrowers such evidence of such loss, theft or destruction as shall be satisfactory to the Borrowers in their discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Borrowers and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Note.

9.6 Successors and Assigns

This Note shall inure to the benefit of the Holder and its successors and its permitted assigns and shall be binding upon the Borrowers and each of their successors and permitted assigns.

9.7 Assignment

No Party may assign its rights or benefits under this Note except that the Holder may assign all or any portion of its rights and benefits under this Note to any Person or Persons who may purchase all or part of this Note, subject to compliance with applicable securities laws and the Securities Purchase Agreement.

9.8 Registered Obligations

The Borrowers shall keep a “register” in which the Borrowers shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Holder or its permitted assignees. The entries in the register shall be conclusive evidence of the amounts due and owing to the Holder or its permitted assignees in the absence of manifest error. The Borrowers, the Holder, and its successors and assigns shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Holder for all purposes. Notwithstanding anything to the contrary contained in this Note, the Note is a registered obligation and the right, title and interest of the Holder and its assignees in and to this Note shall be transferable only upon notation of such transfer in the register. This Section 9.88 shall be construed so that the Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Holder and its successors and permitted assignees at from time to time upon reasonable prior notice to the Borrowers.

9.9 Invalidity of Provisions

Each of the provisions contained in this Note is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

18

9.10 Governing Law

THIS NOTE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.11 Maximum Rate of Interest

Notwithstanding any other provisions of this Note, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Note or any other document entered into in connection with this Note would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Holder shall apply such excess against the outstanding Obligations and refund to the Borrowers any further excess amount.

9.12 Time of Essence

Time shall be of the essence of this Note and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

9.13 Waiver

Each Borrower hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

9.14 Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS NOTE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.15 Obligations Joint and Several

All obligations of the Borrowers under this Note are joint and several.

9.16 Amendment and Restatement

This Note amends, restates, supersedes and replaces the Existing Notes in their entirety; provided, however, that the execution and delivery by the undersigned of this Note shall not, in any manner or circumstance, be deemed to be a payment of, a novation of or to have terminated, extinguished or discharged any of the undersigned’s obligations evidenced by the Existing Notes, all of which obligations shall continue under and shall hereinafter be evidenced and governed by this Note.

[Signature Page Follows]

19

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

MEDMEN ENTERPRISES INC.

Per:
Name:
Title:

MM CAN USA, INC.

Per:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above by:

[_______________________]

Per:
Name:
Title:

2

APPENDIX A

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the shares of MedMen Enterprises Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the ____________ Class B Subordinate Voting Share in the capital of the Issuer represented by certificate number , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: _____________________________________

Signature of Individual (if Seller is an individual)

Authorized signatory signature (if Seller is not an indivi

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer __________________ (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated ______ , 20 ________, with regard to the sale, for such Seller’s account, of _____________ Class B Subordinate Voting Shares (the “Securities”) of the Issuer represented by certificate number ____________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	(no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

______________________________________

Name of Firm

Per: ___________________________________

        Authorized Signatory

[End of Appendix A]

3

APPENDIX B

EXISTING NOTES; CONVERSION PRICES; TRANCHE 4 ADVANCE

Existing Notes:

Tranche	Date of Issuance	Initial Principal Amount	Fully Accreted Principal Amount as of Tranche 4 Funding Date	Conversion Price for 87.5% of Fully Accreted Principal Amount*	Conversion Price for 12.5% of Fully Accreted Principal Amount**
1-A	4/23/19	$[●]	$[●]	$2.5500	$0.26
1-B	5/22/29	$[●]	$[●]	$2.5500	$0.26
2	7/12/19	$[●]	$[●]	$2.1700	$0.26
Amendment Fee	10/29/19	$[●]	$[●]	$1.2800	$0.26
3	11/27/19	$[●]	$[●]	$0.7780	$0.26
Total principal amounts for Existing Notes:		$[●]	$[●]

*As of the Tranche 4 Funding Date, and subject to change under Section 4.3 of this Note and, with respect to the applicable portions thereof that have been amended under Section 4.3, also subject to change under Section 4.5 of this Note and Section 8.22 of the Securities Purchase Agreement.

**As of the Tranche 4 Funding Date, and subject to change under Section 4.5 of this Note and Section 8.22 of the Securities Purchase Agreement.

Tranche 4:

Tranche 4 Advance: $[●]

Portion of Restatement Fee related to Tranche 4 Advance included in initial principal amount of this Note: $[●]

Conversion Price with respect to Tranche 4 Advance and Restatement Fee: $0.26 (subject to change under Section 4.5 of this Note and Section 8.22 of the Securities Purchase Agreement)

To the extent there is any conflict between this Appendix B and the Securities Purchase Agreement (including changes to Schedule 1.1(d) to the Securities Purchase Agreement), the Securities Purchase Agreement (and such Schedule 1.1(d)) shall control.

EXHIBIT A-3

Form of Incremental Note

See attached.

Form of Incremental Note

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●], 20 .1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

MEDMEN ENTERPRISES INC.

MM CAN USA, INC.

SENIOR SECURED CONVERTIBLE NOTE

Tranche Incr.-[●]	Date: [●], 20

ARTICLE 1 PRINCIPAL AND INTEREST

1.1 Promise to Pay

FOR VALUE RECEIVED, the undersigned, MEDMEN ENTERPRISES INC., a corporation incorporated under the laws of the Province of British Columbia (the “Company”), and MM CAN USA, INC., a California corporation (the “US Borrower” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”)2, jointly and severally, each hereby acknowledges itself indebted to and promises to pay to the order of [●], a [●], and its successors and permitted assigns (the “Holder” or “Purchaser”) on the earlier of (the “Maturity Date”) (a) the later of (i) the three (3) year anniversary of the Closing Date (the “Initial Maturity Date”), (ii) the date that is twelve (12) months after the three (3) year anniversary of the Closing Date, if extended by the Borrowers in accordance with Section 3.2(a) hereof (the “Extended Maturity Date”), and (iii) the date to which the Gotham Purchasers have extended the “Maturity Date” under Section 3.2(b) hereof and Section 2.2(f)(iii)(A) of the Securities Purchase Agreement (defined below), and (b) such earlier date as the Principal Amount (as hereinafter defined) may become payable in accordance with the provisions of this senior secured convertible note (this “Note”), the principal amount of $[●]3 in lawful money of the United States (together with all Interest accrued and paid in kind under Section 3.3(a), collectively, the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Applicable Interest Rate (as hereinafter defined) until the Principal Amount of the Note is repaid in full in accordance with its terms.

______________

1 Insert date that is four months and one day after issuance.

2 Insert any new borrowers joined to the Securities Purchase Agreement since the Closing Date.

The Borrowers shall pay Interest in accordance with Section 3.3. Any Obligations (as defined in the Securities Purchase Agreement, defined below) arising out of this Note, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Holder acknowledges that this Note is one of a series of notes of substantially similar terms and conditions (collectively, the “Notes”) issued by the Borrowers to the Holder and other holders (such holders with the Holder, collectively, the “Holders”) under the terms of the Securities Purchase Agreement.

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1 Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Amended and Restated Securities Purchase Agreement dated March 27, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) among the Holders, the Borrowers, the other Credit Parties party thereto and the Collateral Agent providing for, inter alia, the purchase of this Note by the Holder.

2.2 Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing Persons shall include firms and corporations and vice versa.

2.3 Headings, etc.

The division of this Note into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

2.4 Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5 Currency

Any reference in this Note to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

__________

3 Insert the sum of the Incremental Advance made by Holder of this Note plus the Restatement Fee allocated to the Holder with respect to such Incremental Advance.

2

ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature, except to the extent required by applicable law, immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (as hereinafter defined).

3.2 Maturity Extensions.

(a)	The Borrowers have the right to extend the Initial Maturity Date by twelve (12) months at their sole option, provided that:

(i)	the Initial Maturity Date is extended with respect to all Notes then outstanding;

(ii)	the Borrowers notify the Holders in writing at least sixty (60) days prior to the Initial Maturity Date; and

(iii)

on or prior to the Initial Maturity Date the Borrowers pay to the Holders a fee equal to one percent (1.0%) of the principal amount outstanding under all Notes then outstanding by wire transfer of immediately available funds to the account(s) designated by the Holders.

(b)

In accordance with Section 2.2(f)(iii)(A) of the Securities Purchase Agreement, if the sum of the Tranche 4 Advance and Incremental Advances committed during the Commitment Period is greater than or equal to $100,000,000, then in the event that the Borrowers (x) have not elected to exercise their right to extend the Initial Maturity Date to the Extended Maturity Date, the Holder shall have up to three (3) options to extend the Maturity Date, with the first option being a three (3)-year extension option, and the second and third options each being one (1)-year extension options, and (y) have elected to exercise their right to extend the Initial Maturity Date to the Extended Maturity Date, the Holder shall have up to three (3) options to extend the Maturity Date, with the first option being a two (2)-year extension option, and the second and third options each being one (1)-year extension options. Such options to extend the Maturity Date may be exercised unilaterally as to and on behalf of all Holders (and not less than all Holders) and as to all outstanding Notes (and not less than all outstanding Notes) by the Gotham Purchasers, in each case by providing written notice to the Company at least ninety (90) days prior to the Initial Maturity Date or Extended Maturity Date, as applicable, or prior to the then applicable Maturity Date, if the Maturity Date has been previously extended pursuant to the exercise of any such extension option by the Gotham Purchasers on behalf of the Holders. If any such extension option is exercised, the term “Maturity Date” as used herein shall refer to the extended maturity date resulting from such extension.

3

3.3 Interest shall accrue at the Applicable Interest Rate and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. The Borrowers shall pay Interest on each Interest Payment Date as follows:

(a)	Interest due on any Interest Payment Date prior to April 23, 2020 shall accrue and may, at the Borrower’s option upon written notice to Holder, either (i) be added to the Principal Amount, with such amount accruing Interest as part of the Principal Amount of the Obligations, and such interest paid in kind shall be payable on the date that all remaining Principal Amount is due and payable pursuant hereto, or (ii) be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time; and

(b)	Interest due on anyInterest Payment Date on or after April 23, 2020 shall be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time.

3.4 For purposes of this Note, the following terms shall have the definitions set forth in this Section 3.4:

(a)	“Applicable Interest Rate” means, as of any date, LIBOR plus six percent (6.0%) per annum.

(b)	“Interest Payment Date” means the last Business Day of each month, with the first Interest Payment Date occurring on [●].4

(c)	“Interest Period” means, with respect to periods in which clause (ii) of the definition of LIBOR applies, the period beginning on the day after the applicable Interest Payment Date and ending on the next Interest Payment Date.

(d)	“LIBOR” means the greater of (i) 2.5% and (ii) for any Interest Period, the rate equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate), as published by Reuters (or any other commercially available source providing quotations of such rate as designated by the Holder from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that in no event shall such rate be less than zero or exceed four percent (4.0%); and provided further, that if a rate determined under clause (ii) is not available at such time for such Interest Period, the parties will work in good faith to agree upon an alternative floating rate.

ARTICLE 4

CONVERSION

4.1 Optional Conversion Right

The Holder has the right (the “Optional Conversion Right”), from time to time, subject to Section 4.7 (if applicable), and at any time on or prior to 5:00 p.m. (Toronto time) on the earlier of the Business Day immediately preceding (i) the Maturity Date and (ii) the date fixed for redemption of this Note in accordance with terms hereof, to convert all or any portion of the outstanding Principal Amount plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount and any unpaid fees, into Class B Subordinate Voting Shares of the Company (the “Shares”), at a price equal to $[●]5 per Share (the “Conversion Price”).

__________

4Insert last Business Day of the month in which the Note is issued.

4

4.2 Exercise of Optional Conversion Right

Subject to Section 4.7, the Optional Conversion Right may be exercised by the Purchaser by completing and signing a notice of conversion in a form reasonably acceptable to the Company and the Purchaser (the “Optional Conversion Notice”) and delivering the Optional Conversion Notice and this Note to the Borrowers. The Optional Conversion Notice shall provide that the Optional Conversion Right is being exercised, shall specify the amount being converted, and shall set out the date(the “Optional Conversion Issue Date”) on which Shares are to be issued upon the exercise of the Optional Conversion Right (such date to be no earlier than five (5) Business Days and no later than ten (10) Business Days after the day on which the Optional Conversion Notice is delivered to the Borrowers). The conversion shall be deemed to have been effected immediately prior to the close of business on the Optional Conversion Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within ten (10) Business Days after the Optional Conversion Issue Date, a certificate or other evidence of ownership for the required number of Shares shall be issued to the Purchaser. If less than all of the Principal Amount of this Note is the subject of the Optional Conversion Right, then within ten (10) Business Days after the Optional Conversion Issue Date, the Borrowers shall deliver to the Purchaser a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof and any unconverted portion of any accrued and unpaid Interest and fees, and this Note shall be cancelled. If the Optional Conversion Right is being exercised in respect of the entire Principal Amount of this Note (and, if applicable, all accrued and unpaid Interest and fees), this Note shall be cancelled.

4.3 [Reserved.]

4.4 [Reserved.]

4.5 Adjustment of Conversion Price

The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)	If and whenever at any time prior to the Maturity Date, the Company shall:

(i)	subdivide or redivide the outstanding Shares into a greater number of Shares;

(ii)	reduce, combine or consolidate the outstanding Shares into a smaller number of Shares;

(iii)	issue Shares (or securities convertible into or exchangeable for Shares) to the holders of all or substantially all of the outstanding Shares by way of stock dividend; or

(iv)

make a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares,the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution, as the case may be, shall, in the case of the events referred to in Sections 4.5(a)(i), (iii) and (iv) above, be decreased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, redivision or dividend (including, in the case where securities convertible into or exchangeable for Shares are issued, the number of Shares that would have been outstanding had such securities been converted into or exchanged for Shares on such effective or record date) or shall, in the case of the events referred to in Section 4.5(a)(ii) above, be increased in proportion to the decrease in the number of outstanding Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this Section 4.5(a) shall occur. Any such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Shares under Sections 4.5(b) and (g); to the extent that any such securities are not converted into or exchanged for Shares prior to the expiration of the conversion or exchange right, the Conversion Price shall be readjusted effective as at the date of such expiration to the Conversion Price which would then be in effect based upon the number of Shares actually issued on the exercise of such conversion or exchange right.

___________

5For the first Incremetnal Advance, insert $0.26. For all other Incremental Advances, insert the Restatement Conversion Price (as defined in the Securities Purchase Agreement) for the relevant Incremental Advance.

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(b)	If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them, for a period expiring not more than forty-five (45) days after such date of issue (such period from the record date to the date of expiry being referred to in this Section 4.5(b) as the “Rights Period”), to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) (such subscription price per Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) being referred to in this Section 4.5(b) as the “Per Share Cost”), the Borrowers shall give written notice to the Purchaser with respect thereto (any of such events herein referred to as a “Rights Offering”), and the Purchaser shall have fifteen (15) days after receipt of such notice (but prior to the Maturity Date or the date fixed for redemption of this Note) to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Purchaser validly elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the issuance of such rights, options or warrants. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the issuance of such rights, options or warrants, in the manner hereinafter provided. The Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which is the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering; and

(B)	the number determined by dividing the product of the Per Share Cost and:

1.	where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

2.	where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the trading price of the Shares on the Canadian Securities Exchange (or such other recognized stock exchange or quotation on which the Shares are listed for trading) (the “Current Market Price”) as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

(A)	in the case described in subparagraph 4.5(b)(i)(B)(1), the number of Shares outstanding, or

(B)

in the case described in subparagraph 4.5(b)(i)(B)(2), the number of Shares that would be outstanding if all the Shares described in subparagraph 4.5(b)(i)(B)(2) had been issued, as at the end of the Rights Period.

(c)	Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)	If by the terms of the rights, options or warrants referred to in Section 4.5(b), there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(1) the lowest purchase, conversion or exchange price per Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(2) the average purchase, conversion or exchange price per Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

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(e)	To the extent that any adjustment in the Conversion Price occurs pursuant to Section 4.5(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in Section 4.5(b), the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(f)	[Intentionally Omitted].

(g)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares (or other than securities convertible into or exchangeable for Shares), or (ii) rights, options or warrants (other than rights, options or warrants referred to in Section 4.5(b)), or (iii) evidences of its indebtedness, or (iv) assets (in each case, other than dividends paid in the ordinary course) then, in each such case, the Borrowers shall give written notice to the Purchaser with respect thereto, and the Purchaser shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Purchaser elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the making of such distribution. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the making of such distribution (herein referred to as a “Special Distribution”), determined in the manner hereafter set out in Section 4.5(h). In this Section 4.5(g) the term “dividends paid in the ordinary course” shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

(h)

In circumstances described in Section 4.5(g), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(1)	the numerator of which is:

(A) the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(B) the aggregate fair market value (as determined by action by the directors of the Company, acting reasonably) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(2)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

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(i)	[Intentionally Omitted]

(j)	In the case of any reclassification of, or other change in, the outstanding Shares (other than a change referred to in Section 4.5(a), Section 4.5(b), or Section 4.5(g) or hereof), the Conversion Price shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Company determines to be appropriate on a basis consistent with the intent of this Section 4.5; provided that if at any time a dispute arises with respect to adjustments provided for in this Section 4.5(j), such dispute will be conclusively determined by the auditors of the Borrowers or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company, acting reasonably, and any such determination will be binding on the Borrowers and the Purchaser.

(k)	The Borrowers will provide such auditors or accountants with access to all necessary records of the Borrowers. If and whenever at any time after the date hereof there is a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than as set out in Section 4.5(a), (b), (g) or (i)), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares and other than as set forth in Section 4.5(a) or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a“Capital Reorganization”), the Purchaser, upon the exercising of the Optional Conversion Right, after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which the Purchaser was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property, if any, which the Purchaser would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Purchaser had been the registered holder of the number of Shares to which such Purchaser was theretofore entitled upon exercise of the Optional Conversion Right. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4.5 with respect to the rights and interests thereafter of the Purchaser to the end that the provisions set forth in this Section 4.5 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Optional Conversion Right. Any such adjustment must be made by and set forth in an amendment to this Note approved by action by the directors of the Company, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment.

(l)	In any case in which this Section 4.5 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Purchaser before the occurrence of such event, the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Borrowers shall deliver to the Purchaser an appropriate instrument evidencing the Purchaser’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Issue Date or such later date as the Purchaser would, but for the provisions of this Section 4.5(l), have become the holder of such additional Shares pursuant to this Section 4.5.

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(m)	The adjustments provided for in this Section 4.5 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other event resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 4.5(m) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(n)	The Conversion Price with respect to the Principal Amount (for the avoidance of doubt, including (without duplication) any interest paid in kind with respect to such principal under Section 3.3(a) above) is subject to further adjustment in accordance with Section 8.22 of the Securities Purchase Agreement. To the extent there is any conflict between the terms of this Section 4.5 and Section 8.22 of the Securities Purchase Agreement (including related changes to Schedule 1.1(d) to the Securities Purchase Agreement), such Section 8.22 and Schedule 1.1(d) shall control.

No Conversion Price adjustment will be made to the extent that the Company makes an equivalent distribution to holders of Notes in respect of such Notes. No adjustment to the Conversion Price will be made for distributions or dividends on Shares issuable upon conversion of Notes that have been surrendered for conversion, provided that holders converting their Notes shall be entitled to receive, in addition to the applicable number of Shares, accrued and unpaid interest payable in cash from, and including, the most recent interest payment date to, but excluding, the date of conversion.

4.6 Legend; Transfer Restrictions

(a)	Any certificates or other evidence of ownership representing Shares issued upon conversion of this Note prior to the date that is four months and one day after the date of issue of this Note, and all certificates or other evidence of ownership issued in exchange or in substitution thereof shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●] [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE OF THE NOTE].”

provided that at any time subsequent to the date which is four months after the date of issue of this Note, any certificate or other evidence of ownership representing any such Shares may be respectively exchanged for a certificate or other evidence bearing no such legend.

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(b)

The Note and the Shares to be issued upon conversion of this Note have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

(c)

Any Shares issued upon conversion of Note in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates or DRS statements representing such Shares, as well as all certificates or DRS statements issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or DRS statement, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 4.6(c) may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix A attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

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(d)

Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the conversion of any Note if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or DRS statements evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or DRS statement, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate or DRS statement may thereafter be surrendered to the Company in exchange for a certificate or DRS statement which does not bear such legend.

4.7 Restriction on Conversion

Notwithstanding anything to the contrary herein or in any other Operative Document, neither the Borrowers nor the Holder shall convert any portion of the Principal Amount which constitutes the Restatement Fee portion of this Note (for the avoidance of doubt, excluding any interest paid in kind with respect to such principal under Section 3.3(a) above) into Shares until on or after [●]6.

ARTICLE 5

PREPAYMENT

5.1 No Early Redemption or Prepayment

Except pursuant to Sections 5.2 and 5.3, the Borrowers shall not be permitted to redeem or repay the Note prior to the Maturity Date without the prior written consent of the Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes.

5.2 Voluntary Prepayment

(a)	The Borrowers shall not repay, in whole or in part, any portion of the Principal Amount prior to the date that is eighteen (18) months after the Tranche 4 Funding Date (such period is the “No-Call Period”).

__________

6Insert first anniversary of issuance date. Replace Section 4.7 with “[Reserved]” for Incremental Notes issued to Pura Vida Master Fund, Ltd.

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(b)	Subject to the rest of this Section 5.2, after the No-Call Period, from time to time the Borrowers may repay, in whole or in part, the then outstanding Principal Amount of this Note together with accrued and unpaid Interest and fees, provided that (i) the Company has notified the Purchasers in writing at least ninety (90) days prior to the proposed prepayment date (such ninety (90) day notice may be provided prior the expiration of the No-Call Period to enable a prepayment to occur at any time on or after the date that is eighteen (18) months after the Tranche 4 Funding Date, if the Purchasers have not otherwise restricted optional prepayment in accordance with the Operative Documents), (ii) no Event of Default exists on the date of such notice of prepayment or for the entire ninety (90) day period prior to the proposed prepayment date and (iii) the Borrowers pay the Applicable Premium at the time of such prepayment. For purposes of this Note, “Applicable Premium” means, with respect to any prepayment occurring before April 23, 2021 (if the Holder has consented in writing to such prepayment), five percent (5%) of the Principal Amount being repaid, and thereafter, three percent (3%) of the Principal Amount being repaid. Each notice of prepayment shall include the proposed prepayment date and the Principal Amount, interest, fees and Applicable Premium to be paid on such prepayment date. Such prepayment will be paid by wire transfer of immediately available funds to the account designated by the Holder.

(c)	Notwithstanding Section 5.2(b), and in accordance with Section 2.2(f)(iii)(B) of the Securities Purchase Agreement, if the sum of the Tranche 4 Advance and Incremental Advances committed during the Commitment Period is greater than or equal to $100,000,000, then in the Gotham Purchasers’ sole option, they may elect to prohibit any and all prepayments of the Principal Amount, even if Borrowers have already delivered a notice of prepayment under Section 5.2(b). Such option may be exercised by the Gotham Purchasers by providing written notice to the Company.

5.3 Change of Control

(a)	The Borrowers shall give written notice to the Purchaser of any Change of Control at least thirty (30) days or, if the Borrowers become aware that a Change of Control may occur in less than thirty (30) days, as soon as reasonably possible prior to the effective date of any such Change of Control (the “Change of Control Notice”) and another written notice on or as soon as reasonably practicable after the effective date of such Change of Control (the “Change of Control Closing Notice”).

(b)	After receipt of a Change of Control Notice, the Holder shall, in its sole discretion, have the right to require the Borrowers to prepay all Obligations then outstanding under this Note, plus five percent (5%) of the Principal Amount being repaid. The Holder may require such prepayment to be completed concurrently with the closing of the Change of Control. Alternatively, the Holder may, in its sole discretion, elect to convert all or any portion of the Obligations hereunder in accordance with Section 4.1, in which case any such portion converted will, for certainty, not be subject to repayment or any premium thereon.

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ARTICLE 6

SECURITY

6.1 As security for the Obligations under this Note, each Borrower shall grant to the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Borrower’s present and after acquired assets and property in which such Borrower has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Borrower to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders (the “Security Interest”). The Security Interest shall be evidenced by one or more security or pledge agreements entered into between each Borrower and the Holder.

6.2 This Note is entitled to and shall have the benefit of a cross guarantee by each Borrower and a guaranty by each Subsidiary (collectively, the “Guarantors”), of all of the Obligations of the Borrowers to the Purchaser under or in connection with this Note in favour of the Purchaser dated as of the date of this Note(the “Guarantees”). As security for such Obligations under the Guarantees, each Guarantor shall grant in favour of the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Guarantor’s present and after acquired assets and property in which such Guarantor has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Guarantor to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders. The security granted to the Collateral Agent, for the benefit of the Holder, by each of the Guarantors shall be evidenced by one or more security agreements entered into between the Guarantors and the Holder.

ARTICLE 7

EVENTS OF DEFAULT

7.1 The occurrence of an “Event of Default” under the Securities Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

7.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three percent (3%) per annum, and the Holder shall be entitled to all of the rights and remedies set forth in the Securities Purchase Agreement and available to it under applicable law.

ARTICLE 8

COVENANTS

8.1 Positive Covenants of the Company

So long as any Obligations remain unpaid, the Company shall perform the covenants and actions as set forth in, and in accordance with, the Securities Purchase Agreement.

8.2 Tax Treatment

For United States federal income tax purposes, the parties agree to treat the Notes as convertible debt instruments that are excepted from the contingent payment debt instrument rules of Treas. Reg. § 1.1275-4. The parties shall file all federal income tax returns and reports in a consistent manner unless otherwise required pursuant to a final “determination” within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended.

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ARTICLE 9

GENERAL MATTERS

9.1 Amalgamation

The Borrowers acknowledge that if, to the extent permitted under the Securities Purchase Agreement, either Borrower amalgamates or merges with any other Person (a) the term “Company” or “U.S. Borrower”, where used herein shall extend to and include the applicable amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Borrowers and the amalgamated Person.

9.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Note shall be made without the prior written consent of Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Holder. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Holder of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Holder would otherwise have on any future occasion, whether similar in kind or otherwise.

9.3 Entire Agreement

This Note together with the Securities Purchase Agreement and the other Operative Documents constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to the subject matter hereof. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

9.4 Notice to the Company and the Holder

Any notice to be given to the Borrowers or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered in accordance with Section 11.6 of the Securities Purchase Agreement.

9.5 Replacement of Note

If this Note shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Note has been acquired by a bona fide purchaser, the Borrowers shall issue a new Note upon surrender and cancellation of the mutilated Note, or, in the event that a Note is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Note shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Borrowers such evidence of such loss, theft or destruction as shall be satisfactory to the Borrowers in their discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Borrowers and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Note.

9.6 Successors and Assigns

This Note shall inure to the benefit of the Holder and its successors and its permitted assigns and shall be binding upon the Borrowers and each of their successors and permitted assigns.

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9.7 Assignment

No Party may assign its rights or benefits under this Note except that the Holder may assign all or any portion of its rights and benefits under this Note to any Person or Persons who may purchase all or part of this Note, subject to compliance with applicable securities laws and the Securities Purchase Agreement.

9.8 Registered Obligations

The Borrowers shall keep a “register” in which the Borrowers shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Holder or its permitted assignees. The entries in the register shall be conclusive evidence of the amounts due and owing to the Holder or its permitted assignees in the absence of manifest error. The Borrowers, the Holder, and its successors and assigns shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Holder for all purposes. Notwithstanding anything to the contrary contained in this Note, the Note is a registered obligation and the right, title and interest of the Holder and its assignees in and to this Note shall be transferable only upon notation of such transfer in the register. This Section 9.88 shall be construed so that the Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Holder and its successors and permitted assignees at from time to time upon reasonable prior notice to the Borrowers.

9.9 Invalidity of Provisions

Each of the provisions contained in this Note is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

9.10 Governing Law

THIS NOTE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.11 Maximum Rate of Interest

Notwithstanding any other provisions of this Note, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Note or any other document entered into in connection with this Note would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Holder shall apply such excess against the outstanding Obligations and refund to the Borrowers any further excess amount.

9.12 Time of Essence

Time shall be of the essence of this Note and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

9.13 Waiver

Each Borrower hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

15

9.14 Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS NOTE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.15 Obligations Joint and Several

All obligations of the Borrowers under this Note are joint and several.

[Signature Page Follows]

16

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

MEDMEN ENTERPRISES INC.

Per:
Name:
Title:

MM CAN USA, INC.

Per:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above by:

[___________ ]

Per:
Name:
Title:

APPENDIX A

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the shares of MedMen Enterprises Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the Class B Subordinate Voting Share in the capital of the Issuer represented by certificate number , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended(the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: _________

Signature of Individual (if Seller is an individual)

Authorized signatory signature (if Seller is not an indivi

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory(print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer __________________ (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated ___________ , 20 , with regard to the sale, for such Seller’s account, of _______ Class B Subordinate Voting Shares (the “Securities”) of the Issuer represented by certificate number ___________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	(no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and“United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

Per:
Authorized Signatory

[End of Appendix A]

EXHIBIT B-1

Form of Existing Warrant

See attached.

Form of Warrant

WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●], 2019 [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].]

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 P.M. (TORONTO TIME) ON APRIL [●], 2022, SUBJECT TO THE TERMS AND CONDITIONS HEREIN, UNLESS THE HOLDER (AS DEFINED HEREIN) HAS EXERCISED ITS RIGHTS PRIOR THERETO.

MEDMEN ENTERPRISES INC.

(Organized under the laws of British Columbia)

Certificate Number: 2019-1A-[●]-[●]	[●] Warrants to Purchase
[●] Shares

21

SHARE PURCHASE WARRANTS

THIS IS TO CERTIFY THAT, for value received, [INCLUDE NAME], 1437 4th Street, Suite 200, Santa Monica, CA 90401, a limited partnership established under the laws of Delaware, or its lawful assignee (the “Holder”) is entitled to subscribe for and purchase up to [●] non-assessable Class B Subordinate Voting Shares (collectively, the “Shares”, and individually, a “Share”) in the capital of MEDMEN ENTERPRISES INC., a company organized under the laws of the Province of British Columbia (the “Company”) at a price of US$[●] per Share at any time on or before 5:00 p.m. (Toronto time) on April [●], 2022 (the “Expiry Date”). This Warrant Certificate (as defined herein) is subject to the provisions of the Terms and Conditions attached hereto as SCHEDULE “A” and forming part hereof.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fraction of a Share) by surrender of this Warrant Certificate (properly endorsed as required), together with the Warrant Exercise Form (as defined herein) in the form attached hereto as APPENDIX “B”, duly completed and executed, to the Company at 10115 Jefferson Blvd., Culver City, California 90232, Attention: [●], or such other address as the Company may from time to time in writing direct, together with a certified cheque, bank draft or wire transfer payable to or to the order of the Company in payment of the purchase price of the number of Shares subscribed for. The Holder is advised to read “Instructions to Holders” attached hereto as APPENDIX “A” for details on how to complete the Warrant Exercise Form.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer, this [●] day of April, 2019.

MEDMEN ENTERPRISES INC.

By:
Title:

II

SCHEDULE “A”

TERMS AND CONDITIONS

ATTACHED TO CLASS B SUBORDINATE VOTING SHARE

PURCHASE WARRANTS

ISSUED BY MEDMEN ENTERPRISES INC.

(the “Company”)

Each Warrant (as defined herein), whether single or part of a series hereunder, is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

PART 1

DEFINITIONS AND INTERPRETATION

Definitions

Section 1.1 In these Terms and Conditions, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a)	“Company” means MedMen Enterprises Inc., a corporation organized under the laws of the Province of British Columbia and includes any successor corporations and assigns;

(b)	“Company’s auditor” means the accountant duly appointed as auditor of the Company;

(c)	“Exercise Price” means US$[●] per Share or as may be adjusted pursuant to Part 5;

(d)	“Expiry Date” means [●], 20 ;

(e)	“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

(f)	“Holder” means the registered holder of the Warrants;

(g)	“person” means an individual, corporation, limited liability company, partnership, trust, trustee or any unincorporated organization, and words importing persons have a similar meaning;

(h)	“PharmaCann Transaction” has the meaning given to it in the Purchase Agreement;

(i)	“Purchase Agreement” means the Securities Purchase Agreement dated April [●], 2019 among the Company, MedMen Enterprises Inc., the other Credit Parties party thereto, the Holder, the other Purchasers party thereto and the Collateral Agent party thereto, pursuant to which the Holder has purchased, among other securities, the Warrants;

(j)	“Shares” or, as appropriate in the context, “shares” means the Class B Subordinate Voting Shares in the capital of the Company as constituted at the date of issue of the Warrants and any shares resulting from any event referred to in Part 5;

(k)	“Warrant” means a warrant of the Company as evidenced by the Warrant Certificate, and one (1) Warrant entitles the Holder to purchase one (1) Share at any time on or prior to the Expiry Time at the Exercise Price;

(l)	“Warrant Certificate” means this certificate evidencing the Warrants; and

(m)	“Warrant Exercise Form” means APPENDIX “B” hereof.

Interpretation

Section 1.2 In these Terms and Conditions, except as otherwise expressly provided herein:

(a)

the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Warrant Certificate as a whole and not to any particular Part, Section, subsection, clause, subclause or other subdivision;

(b)

a reference to a Part, Section, subsection, clause, subclause or other subdivision means a Part, Section, subsection, clause, subclause or other subdivision, as applicable, of these Terms and Conditions;

(c)

the headings are for convenience only, do not form a part of these Terms and Conditions and are not intended to interpret, define or limit the scope, extent or intent of these Terms and Conditions or any of its provisions;

(d)	all dollar amounts referred to herein are expressed in United States dollars;

(e)	time will be of the essence hereof; and

(f)	words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

Applicable Law

Section 1.3 This Warrant Certificate will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and will be treated in all respects as a legal contract under the laws of the Province of British Columbia.

Protection of Certain Individuals

Section 1.4 Subject to as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, employee, consultant, officer or director of the Company or of any of its affiliates, either directly or through the Company or any of its affiliates, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby, are solely corporate obligations of the Company and that no personal liability whatever shall attach to or be incurred by the shareholders, employees, consultants, officers or directors of the Company or of any of its affiliates or any of them in respect thereof, any and all rights and claims against every such shareholder, employee, consultant, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

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PART 2

ISSUE OF WARRANTS

Additional Warrants

Section 2.1 The Company may at any time and from time to time issue Warrants or grant or issue options or other rights to purchase or otherwise acquire shares of the Company.

Issue in Substitution for Lost Warrants

Section 2.2 In case this Warrant Certificate will become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate(s) of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, and in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the Warrants represented by such substituted Warrant Certificate(s) will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants of the same issue. The Company may charge a reasonable fee for the issuance and delivery of a new Warrant Certificate(s).

Section 2.3 The applicant for the issue of a new Warrant Certificate(s) pursuant hereto will bear the cost of the issue thereof and in the case of loss, destruction or theft furnish to the Company such evidence of ownership, and of loss, destruction or theft of this Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its reasonable discretion; and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion and will pay the reasonable charges of the Company in connection therewith.

Holder Not a Shareholder

Section 2.4 The holding of a Warrant alone will not constitute the Holder a shareholder of the Company with respect to the Shares issuable upon exercise of such Warrant, nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in this Warrant Certificate.

Securities Law Exemption

Section 2.5 The Holder acknowledges and agrees that the Warrants and any Shares issuable pursuant to the exercise of any Warrants have been or will be issued only on a “private placement” basis and that the Company has no obligation to, and does not intend to, file any prospectus or registration statement in any jurisdiction in order to qualify any such Warrants and/or Shares for resale to the public.

PART 3

OWNERSHIP

Exchange and Transfer of Warrants

Section 3.1 A Warrant Certificate in any authorized denomination, upon compliance with the reasonable requirements of the Company, may be exchanged for a Warrant Certificate(s) in any other authorized denomination of the same issue entitling the Holder to purchase an equal aggregate number of Shares at the same Exercise Price and on the same terms as the Warrant Certificate so exchanged.

Section 3.2 Warrants may be exchanged only with the Company.

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Section 3.3 The Warrants are transferable by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form in the form attached hereto as APPENDIX “C”, along with this Warrant Certificate and such other documentation as may be requested by the Company, including an opinion of appropriate legal counsel of recognized standing in form and substance satisfactory to the Company, evidencing that the Warrants have been transferred in accordance with all applicable laws, and after payment by the Holder of any transfer taxes or governmental or other charges arising in connection with the transfer. The Holder shall comply and cause compliance with all applicable laws in connection with any transfer of the Warrants.

Charges for Exchange or Transfer

Section 3.4 In connection with any exchange or transfer of Warrants, except as otherwise herein provided, payment of any transfer taxes or governmental or other charges will be made by the Holder.

Ownership of Warrants

Section 3.5 The Company may deem and treat the registered holder of this Warrant Certificate as the absolute owner of the Warrants for all purposes and will not be affected by any notice or knowledge to the contrary.

Notice to Holder

Section 3.6 Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested and postage prepaid, delivered by commercial overnight courier service, with charges prepaid, or emailed, to the address set forth on this Warrant Certificate or the applicable Warrant Transfer Form, and shall be deemed to have been given upon delivery, if delivered personally, three (3) days after mailing, if mailed, or one Business Day (as defined in the Purchase Agreement) after delivery to the courier, if delivered by overnight courier service, if e-mailed prior to 5:00 PM New York time on a Business Day, the same Business Day such email was delivered, and if e- mailed after 5:00 PM New York time on a Business Day or on a non-Business Day, the Business Day following the day such e-mail was delivered.

PART 4

EXERCISE OF WARRANTS

Method of Exercise of Warrants

Section 4.1 The right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering this Warrant Certificate, together with a duly completed and executed Warrant Exercise Form and a certified cheque, bank draft, or wire transfer for the aggregate Exercise Price payable to, or to the order of, the Company, at the address as set out on this Warrant Certificate or such other address as the Company may from time to time in writing direct.

Effect of Exercise of Warrants

Section 4.2 Upon surrender and payment as aforesaid, the Shares so subscribed for will be deemed to have been issued, and the Holder will be deemed to have become the holder of such Shares on the date of such surrender and payment, and such Shares will be issued in exchange for the aggregate Exercise Price, as such Exercise Price may be adjusted in the events and in the manner described herein. Any Warrants surrendered to the Company for exercise shall be deemed to be cancelled upon such surrender.

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Section 4.3 Within seven days after surrender and payment as aforesaid, the Company or its transfer agent will forthwith cause to be mailed to the person in whose name the Shares are directed to be registered as specified in such Warrant Exercise Form, or if no such direction is given, to the Holder at the last address of the Holder appearing on the register maintained for the Warrants, one or more certificates or DRS statements for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to this Warrant Certificate.

Subscription for Less than Entitlement

Section 4.4 The Holder may purchase a number of Shares less than the aggregate number which the Holder is entitled to purchase pursuant to this Warrant Certificate. In the event of any purchase of a number of Shares less than the number which can be purchased pursuant to this Warrant Certificate, the Holder, upon exercise thereof, will, in addition to certificates or DRS statements representing Shares issued on such exercise, be entitled to receive a new Warrant Certificate (with or without legends, as may be appropriate) in respect of the balance of the Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate but which were not then purchased.

Warrants for Fractions of Shares

Section 4.5 To the extent that the Holder is entitled to receive on the exercise of a Warrant a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant(s) which in the aggregate will entitle the Holder to receive a whole number of Shares. In all cases, the number of Shares issuable upon the exercise of any Warrants shall be rounded down to the nearest whole number, without payment or compensation in lieu thereof.

Expiration of Warrants

Section 4.6 After the Expiry Time, all rights under the Warrants will wholly cease and terminate, and the Warrants will thereupon be void and of no effect.

Exercise Price

Section 4.7 The price per Share which must be paid to exercise a Warrant is the Exercise Price, as may be adjusted in the events and in the manner described herein.

No Obligation to Purchase

Section 4.8 Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Company to issue any Shares except those Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

If Share Transfer Books Closed

Section 4.9 The Company shall not be required to deliver certificates for or other evidence of Shares while the share transfer books of the Company are closed (in accordance with the Company’s corporate governance documents and applicable law) for any lawful purpose, and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Shares called for thereby during any such period, mailing of certificates for or other evidence of Shares may be postponed for a period not exceeding seven days after the date of the re-opening of said share transfer books.

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PART 5

ADJUSTMENTS

Section 5.1 Adjustments

(1)

Definitions: For the purposes of this Part 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

(a)	“Adjustment Period” means the period commencing on the date of issue of this Warrant Certificate and ending at the Expiry Time;

(b)	“Current Market Price” at any date means the price per share equal to the volume weighted average price at which the Shares have traded, during the twenty (20) consecutive trading day period ending on the day that is three (3) trading days before such date, on the Canadian Securities Exchange or another stock exchange on which the Shares principally trade or, if the Shares are not then listed on such an exchange, in the over-the-counter market, and if no over- the-counter market exists for the Shares then the Current Market Price shall be as determined by the directors of the Company, acting reasonably and in good faith relying upon the advice of independent financial advisors, which determination shall be conclusive. The volume weighted average price per share shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange or market during the said twenty (20) consecutive trading days by the total number of such shares so sold;

(c)	“director” means a director of the Company at the relevant time and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)	Adjustments: The Exercise Price and the number of Shares issuable to the Holder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Company shall:

(i)	fix a record date for the issue of, or issue, Shares to the holders of all or substantially all of the outstanding Shares by way of a stock dividend;

(ii)

fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the Shares payable in Shares or securities exchangeable or exercisable for or convertible into Shares;

(iii)	subdivide the outstanding Shares into a greater number of Shares; or

(iv)	consolidate the outstanding Shares into a lesser number of Shares;

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(any of such events in subclauses 5.1(2)(a)(i), 5.1(2)(a)(ii), 5.1(2)(a)(iii) and 5.1(2)(a)(iv) above being herein called a “Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Shares are determined for the purposes of the Share Reorganization and the effective date of the Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Share Reorganization; and

(B)

the denominator of which shall be the number of Shares which will be outstanding immediately after giving effect to such Share Reorganization (including in the case of a distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares that would be outstanding had such securities all been exchanged or exercised for or converted into Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(a) as a result of the fixing by the Company of a record date for the distribution of, or the distribution of, securities exchangeable or exercisable for or convertible into Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(b)

If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Shares, at an exchange or conversion price per share, which price shall be deemed to include any cost of acquisition of such securities exchangeable for or convertible into Shares, in addition to any direct costs of acquisition of the Shares (the “Per Share Cost”)) of less than 95% of the Current Market Price on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Shares outstanding on the record date for the Rights Offering; and

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(B)	the quotient determined by dividing:

either: (a) the product of the number of Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Shares are offered; or (b) the product of the Per Share Cost of the securities so offered during the Rights Period pursuant to the Rights Offering and the number of Shares for or into which the securities offered may be exchanged, exercised or converted, as the case may be; by the Current Market Price as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the aggregate of the number of Shares outstanding on such record date and the number of Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares into which such securities may be exchanged, exercised or converted).

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(b) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection 5.1(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of:

(i)	shares of the Company of any class other than Shares;

(ii)

rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares (other than rights, options or warrants pursuant to which holders of Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Shares or securities exchangeable or exercisable for or convertible into Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Shares at a Per Share Cost on the record date for the issue of such securities) of at least 95% of the Current Market Price on such record date);

(iii)	evidences of indebtedness of the Company; or

(iv)	any property or other assets of the Company;

and if such issue or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

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(A)	the numerator of which shall be the difference between:

the product of the number of Shares outstanding on such record date and the Current Market Price on such record date, and the aggregate fair value, as determined by the directors of the Company, to the holders of Shares of the shares, rights, options, warrants, evidences of indebtedness, property or other assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price on such record date.

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(c) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares referred to in this Subsection 5.1(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the Exercise Price which would then be in effect if the fair market value had been determined on the basis of the number of Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)	a reclassification or redesignation of the Shares, any change or exchange of the Shares into other shares or securities or any other capital reorganization involving the Shares other than a Share Reorganization;

(ii)

a consolidation, amalgamation, arrangement, merger or other form of business combination of the Company with or into any other body corporate or entity which results in a reclassification or redesignation of the Shares or a change or exchange of the Shares into or for other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization, the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Shares which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

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(e)

If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Subsections 5.1(2)(a), 5.1(2)(b), or 5.1(2)(c) hereof, then the number of Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to Subsection 5.1(2) hereof.

(a)	Subject to the following provisions of this Subsection 5.1(3), any adjustment made pursuant to Subsection 5.1(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price; provided, however, that any adjustments which except for the provision of this Subsection 5.1(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of Subsection 5.1(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Shares issuable upon the exercise of the Warrants (except in respect of the Share Reorganization described in Subsection 5.1(2)(a)(iv) hereof or a Capital Reorganization described in Subsection 5.1(2)(d) hereof).

(c)	No adjustment in the Exercise Price or in the number or kind of securities or other property purchasable upon the exercise of the Warrants shall be made in respect of any event described in Section 5.1 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

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(d)	No adjustment in the Exercise Price or in the number of Shares purchasable upon the exercise of this Warrant Certificate shall be made pursuant to Subsection 5.1(2) hereof in respect of the issue from time to time of Shares and Shares pursuant to this Warrant Certificate, pursuant to any stock option, stock purchase, stock bonus or other incentive plan in effect from time to time for directors, officers or employees of the Company and/or any affiliate of the Company, or pursuant to any redemption or exchange of securities of any subsidiaries of the Company in accordance with the terms of the Company’s and such subsidiaries’ Organization Documents, whether in (i) cash, (ii) shares of the Company, (iii) warrants or similar rights to purchase any shares of the Company or property or other assets of the Company, and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Share Reorganization, a Rights Offering nor any other event described in Subsection 5.1(2) hereof.

(e)	If at any time during the Adjustment Period the Company shall take any action affecting the Shares, other than an action described in Subsection 5.1(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Holder, either or both the Exercise Price and the number of Shares purchasable upon exercise of the Warrants shall be adjusted in such manner, if any, and at such time, by action of the directors, in their sole discretion, as may be equitable in the circumstances; provided, however, that any such adjustment shall be subject to the approval of the applicable recognized stock exchange (if the Shares are then listed on such stock exchange) and any other required regulatory approvals. Failure of the taking of action by the directors so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the Shares will be conclusive evidence that the directors have determined that it is equitable to make no adjustment under the circumstances; provided that any such failure shall be subject to Section 5.2 below.

(f)	If the Company shall set a record date to determine holders of Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of the Warrants shall be required by reason of the setting of such record date.

(g)	In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in Subsection 5.1(2) hereof, the Company may defer, until the occurrence of such event:

(i)	issuing to the Holder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Holder any distribution declared with respect to such additional Shares after such record date and before such event;

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provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Shares issuable on this exercise of the Warrants.

(h)	In the absence of a resolution of the directors fixing a record date for any event which would require any adjustment pursuant to Subsection 5.1(2) hereof, the Company will be deemed to have fixed as the record date therefor the date on which the event is effected.

(i)	As a condition precedent to the taking of any action which would require an adjustment pursuant to Subsection 5.1(2) hereof, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise of the Warrants, the Company shall take any action which may, in the opinion of counsel to the Company, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable shares all of the Shares or other securities which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)	Notice: At least seven (7) days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Holder under this Warrant Certificate, including the Exercise Price and the number of Shares which are purchasable under this Warrant Certificate, the Company shall deliver to the Holder a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this Subsection 5.1(4) has been given is not then determinable, the Company shall promptly after such adjustment is determinable deliver to the Holder a certificate providing the calculation of such adjustment. The Company hereby covenants and agrees that the register of transfers and transfer books for the Shares will be open, and that the Company will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such seven (7) day period.

Determination of Adjustments

Section 5.2 If any question or dispute will at any time arise with respect to any adjustments to be made under Part 5, such question or dispute will be determined by a mutually acceptable firm of independent chartered or certified public accountants other than the Company’s auditor, and such firm will have access to all appropriate records, and such determination, absent manifest error, will be binding upon the Company and the Holder.

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PART 6

COVENANTS BY THE COMPANY

Reservation of Shares

Section 6.1 The Company will reserve, and there will remain unissued out of its authorized capital, a sufficient number of Shares to satisfy the rights of purchase provided for in this Warrant Certificate from time to time.

PART 7

RESTRICTION ON EXERCISE

Section 7.1 Any certificates or DRS statements representing Shares issued upon exercise of the Warrants prior to the date that is four months and one day after the date of issue of the Warrants, and any Shares issued in exchange for such Shares, will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●] [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE OF THE WARRANTS].”

provided that at any time subsequent to the date which is four months after the date hereof, any certificate or DRS statement representing any such Shares may be respectively exchanged for a certificate or DRS statement bearing no such legend.

Section 7.2 The Warrants and the Shares to be issued upon their exercise have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. The Warrants may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable laws of any such state or (ii) an exemption from such registration requirements is available and, in either case, the Holder has complied with the requirements set forth in the Warrant Exercise Form attached hereto as APPENDIX “B”. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Section 7.3 Any Shares issued upon exercise of Warrants in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates or DRS statements representing such Shares, as well as all certificates or DRS statements issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or DRS statement, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT

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PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 7.3 may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix “D” attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Section 7.4 Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or DRS statements evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or DRS statement, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate or DRS statement may thereafter be surrendered to the Company in exchange for a certificate or DRS statement which does not bear such legend.

PART 8

MODIFICATION OF TERMS, SUCCESSORS

Modification of Terms and Conditions for Certain Purposes

Section 8.1 From time to time the Company may, subject to the provisions of this Warrant Certificate, with the consent of the Holder, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are reasonably necessary or advisable in the circumstances;

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(b)	making such provisions not inconsistent herewith as may be reasonably necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of Warrants on any stock exchange (for the avoidance of doubt, the Company is not under any obligation to obtain or attempt to obtain any listing or quotation of the Warrants);

(c)	adding to or altering the provisions hereof in respect of the registration of Warrants and adding to or altering the provisions hereof for the exchange of Warrant Certificates of different denominations;

(d)	making any modification in the form of Warrant Certificates which does not affect the substance thereof;

(e)	for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(f)	to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this Part 8.

The Company may Amalgamate on Certain Terms

Section 8.2 Nothing herein contained will prevent any amalgamation or merger of the Company with or into any other company, or the sale of the property or assets of the Company to any company, to the knowledge of the Company, lawfully entitled to acquire the same; provided however that such amalgamation or merger is permitted under the Purchase Agreement. Notwithstanding Part 5, if these Warrants are outstanding as of the effective time of the PharmaCann Transaction, the Warrants shall, in connection with the PharmaCann Transaction, be exchanged for equivalent warrants of the Resulting Issuer (as defined in the Purchase Agreement).

Additional Financings

Section 8.3 Nothing herein contained will prevent the Company from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Company may deem appropriate.

[End of Schedule “A”]

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APPENDIX “A”

INSTRUCTIONS TO HOLDERS

TO EXERCISE:

To exercise Warrants, the Holder must deliver to the Company (i) a completed and signed Warrant Exercise Form, attached as Appendix “B”, indicating the number shares to be acquired, (ii) the corresponding Warrant Certificate, and (iii) a certified cheque, bank draft or wire transfer payable to or to the order of the Company in payment of the purchase price of the number of shares subscribed for.

TO TRANSFER:

To transfer Warrants, the Holder must complete, sign and deliver the Warrant Transfer Form, attached as Appendix “C” and deliver the corresponding Warrant Certificate to the Company. As a condition precedent to any such transfer of Warrants, the Holder must pay any transfer taxes or governmental or other charges arising in connection with the transfer and the Company may in its discretion require additional certificates, opinions and other documentation that evidences that the transfer is being completed in compliance with applicable laws.

To transfer Warrants, the Holder’s signature on the Warrant Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If forwarding any documents by mail, registered mail must be employed.

If the Warrant Exercise Form or Warrant Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

MedMen Enterprises Inc.

10115 Jefferson Blvd.

Culver City, California 90232

Attention: [●]

[End of Appendix “A”]

APPENDIX “B”

WARRANT EXERCISE FORM

TO:	MedMen Enterprises Inc.
10115 Jefferson Blvd.
Culver City, California 90232

Attention: [●]

The undersigned Holder of the within Warrants hereby subscribes for Class B Subordinate Voting Shares (the “Shares”) of MedMen Enterprises Inc. (the “Company”) pursuant to the within Warrants on the terms and price specified in the Warrants. This subscription is accompanied by a certified cheque, bank draft, or wire transfer payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows

(check one):

☐	(A) the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this exercise form in the United States; OR

☐	(B) the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

☐	(C) if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Company) or such other evidence reasonably satisfactory to the Company to the effect that with respect to the Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates or DRS statements representing Shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

(1)	the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(2)	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(3)	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

(4)	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering consummated under the Purchase Agreement, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Shares;

(5)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)

the Shares are sold in a transaction that does not require registration under the U.S.Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company;

2

(6)

if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned shall comply in connection therewith with all applicable laws and any applicable terms and conditions of the constating documents of the Company;

(7)

the Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(8)	the Company has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(9)

the certificates representing or other evidence of the Shares (and any certificates or other evidence issued in exchange or substitution for the Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

(10)

delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but a new certificate without such a legend will be made available to the undersigned upon provision by the undersigned of a declaration to the registrar and transfer agent (the “Transfer Agent”) of the Shares in the form attached as Appendix “D” to the Warrant Certificate (or in such other form as the Company may prescribe from time to time) and, if requested by the Company or the Transfer Agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the Transfer Agent, to the effect that such sale is being made in compliance with Rule 904 of Regulation S in circumstances where Rule 905 of Regulation S does not apply; and provided, further, that, if any Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legend may be removed by delivery to the Transfer Agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(11)

the financial statements of MedMen Enterprises Inc. have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(12)	there may be material tax consequences to the undersigned of an acquisition or disposition of the Shares;

(13)	MedMen Enterprises Inc. is treated as a U.S. domestic corporation under Section 7874 of the Internal Revenue Code of 1986, as amended;

3

(14)	funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(15)	the Company is not obligated to remain a “foreign issuer”; and

(16)	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of the undersigned Holder and will be sent to the last address of the undersigned Holder appearing on the register maintained for the Warrants.

DATED this ________ day of _______________ , 20 __ .

In the presence of:

Name of Holder

Signature of Witness	Name and Title of Authorized Signatory for the Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

4

INSTRUCTIONS FOR SUBSCRIPTION

The name for the subscription must correspond in every particular with the name written upon the face of this Warrant Certificate without alteration. If the registration in respect of the certificates or DRS statements representing the Shares to be issued upon exercise of the Warrants differs from the registration of this Warrant Certificate the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this subscription is executed in the United States, or in accordance with industry standards.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

5

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of MEDMEN ENTERPRISES INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

(1)	Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

(2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

(3)

Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

(4)	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

(5)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

6

(6)

A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

(7)	Any director or executive officer of the Company; or

(8)

Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

[End of Appendix “B”]

7

APPENDIX “C”

WARRANT TRANSFER FORM

TO:	MedMen Enterprises Inc.
10115 Jefferson Blvd.
Culver City, California 90232

Attention: [●]

FOR VALUE RECEIVED, the undersigned holder (the “Transferor”) of the within Warrants hereby sells, assigns and transfers to ______________ (the “Transferee”), ________Warrants of MedMen Enterprises Inc. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints _________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be re-issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that (check either A or B):

(A)

the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

(B)	the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)

the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)

the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

DATED this _________ day of ________ , 20 ____.

Signature of Warrant Holder	Signature Guaranteed

Name of Warrant Holder

Name and Title of Authorized Signatory for the Warrant Holder

2

INSTRUCTIONS FOR TRANSFER

The name of the Warrant Holder must correspond in every particular with the name of the person appearing on the face of this Warrant Certificate without alteration.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, this Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

The Warrants will only be transferable in accordance with applicable laws. The Warrants and the shares issuable upon exercise thereof have not been and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

[ End of Appendix “C”]

3

APPENDIX “D”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the shares of MedMen Enterprises Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the Class B Subordinate Voting Share in the capital of the Issuer represented by certificate number , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ____________________

Signature of Individual (if Seller is an individual)

Authorized signatory signature (if Seller is not an individual)

Name of Seller(please print)

Name of authorized signatory(please print)

Official capacity of authorized signatory(print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer  __________  (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated ______________ , 20 , with regard to the sale, for such Seller’s account, of __________ Class B Subordinate Voting Shares (the “Securities”) of the Issuer represented by certificate number ________ . We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	(no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

Per:
Authorized Signatory

[End of Appendix “D”]

2

EXHIBIT B-2

Form of Tranche 4 Warrant and Incremental Warrant

See attached.

Form of Tranche 4 and Incremental Warrant

WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE

(C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●], 20 .1

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 P.M. (TORONTO TIME) ON [●], 20 2, SUBJECT TO THE TERMS AND CONDITIONS HEREIN, UNLESS THE HOLDER (AS DEFINED HEREIN) HAS EXERCISED ITS RIGHTS PRIOR THERETO.

MEDMEN ENTERPRISES INC.

(Organized under the laws of British Columbia)

Certificate Number: 2020-[4/INCR.]- [●]	[●] Warrant to Purchase
Issuance Date: [●][3]	[●] Shares

SHARE PURCHASE WARRANTS

THIS IS TO CERTIFY THAT, for value received, [NAME OF PURCHASER], 1437 4th Street, Suite 200, Santa Monica, CA 90401, a limited partnership established under the laws of Delaware, or its lawful assignee (the “Holder”) is entitled to subscribe for and purchase up to [●] non-assessable Class B Subordinate Voting Shares (collectively, the “Shares”, and individually, a “Share”) in the capital of MEDMEN ENTERPRISES INC., a company organized under the laws of the Province of British Columbia (the “Company”) at a price of US$[●]4 per Share at any time on or before the Expiry Time. This Warrant Certificate (as defined herein) is subject to the provisions of the Terms and Conditions attached hereto as SCHEDULE “A” and forming part hereof.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fraction of a Share) by surrender of this Warrant Certificate (properly endorsed as required), together with the Warrant Exercise Form (as defined herein) in the form attached hereto as APPENDIX “B”, duly completed and executed, to the Company at 10115 Jefferson Blvd., Culver City, California 90232, Attention: [●], or such other address as the Company may from time to time in writing direct, together with a certified cheque, bank draft or wire transfer payable to or to the order of the Company in payment of the purchase price of the number of Shares subscribed for. The Holder is advised to read “Instructions to Holders” attached hereto as APPENDIX “A” for details on how to complete the Warrant Exercise Form.

_____________

1 Insert the date that is 4 months plus one day after the Issuance Date.

2 Insert 5th anniversary of date of issuance.

3 Insert Tranche 4 Funding Date or applicable Incremental Funding Date, as applicable.

4 For Tranche 4 Warrants and Incremental Replacement Warrants issued on the first Incremental Funding Date, insert $0.26. For all other Incremental Warrants, insert the Restatement Conversion Price for the relevant Incremental Advance.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer, as of the Issuance Date set forth above.

MEDMEN ENTERPRISES INC.

By:
Title:

II

SCHEDULE “A”

TERMS AND CONDITIONS

ATTACHED TO CLASS B SUBORDINATE VOTING SHARE

PURCHASE WARRANTS

ISSUED BY MEDMEN ENTERPRISES INC.

(the “Company”)

Each Warrant (as defined herein), whether single or part of a series hereunder, is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

PART 1

DEFINITIONS AND INTERPRETATION

Definitions

Section 1.1 In these Terms and Conditions, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a)	“Company” means MedMen Enterprises Inc., a corporation organized under the laws of the Province of British Columbia and includes any successor corporations and assigns;

(b)	“Company’s auditor” means the accountant duly appointed as auditor of the Company;

(c)	“Exercise Price” means US$[●][5]per Share or as may be adjusted pursuant to Part 5;

(d)	“Expiry Date” means [●], 20[6].

(e)	“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

(f)	“Holder” means the registered holder of the Warrants;

(g)	“person” means an individual, corporation, limited liability company, partnership, trust, trustee or any unincorporated organization, and words importing persons have a similar meaning;

(h)	“Purchase Agreement” means the Amended and Restated Securities Purchase Agreement dated March 27, 2020 among the Company, the other Credit Parties party thereto, the Holder, the other Purchasers party thereto and the Collateral Agent party thereto, pursuant to which the Holder has purchased, among other securities, the Warrants, as amended, restated, supplemented or otherwise modified from time to time;

(i)	“Shares” or, as appropriate in the context, “shares” means the Class B Subordinate Voting Shares in the capital of the Company as constituted at the date of issue of the Warrants and any shares resulting from any event referred to in Part 5;

_____

5 For Tranche 4 Warrants and Incremental Replacement Warrants issued on the first Incremental Funding Date, insert $0.26. For all other Incremental Warrants, insert the Restatement Conversion Price for the relevant Incremental Advance.

6 Insert 5-year anniversary from date of issuance.

(j)	“Warrant” means a warrant of the Company as evidenced by the Warrant Certificate, and one (1) Warrant entitles the Holder to purchase one (1) Share at any time on or prior to the Expiry Time at the Exercise Price;

(k)	“Warrant Certificate” means this certificate evidencing the Warrants; and

(l)	“Warrant Exercise Form” means APPENDIX “B” hereof.

Interpretation

Section 1.2 In these Terms and Conditions, except as otherwise expressly provided herein:

(a)

the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Warrant Certificate as a whole and not to any particular Part, Section, subsection, clause, subclause or other subdivision;

(b)

a reference to a Part, Section, subsection, clause, subclause or other subdivision means a Part, Section, subsection, clause, subclause or other subdivision, as applicable, of these Terms and Conditions;

(c)

the headings are for convenience only, do not form a part of these Terms and Conditions and are not intended to interpret, define or limit the scope, extent or intent of these Terms and Conditions or any of its provisions;

(d)	all dollar amounts referred to herein are expressed in United States dollars;

(e)	time will be of the essence hereof; and

(f)	words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

Applicable Law

Section 1.3 This Warrant Certificate will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and will be treated in all respects as a legal contract under the laws of the Province of British Columbia.

Protection of Certain Individuals

Section 1.4 Subject to as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, employee, consultant, officer or director of the Company or of any of its affiliates, either directly or through the Company or any of its affiliates, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby, are solely corporate obligations of the Company and that no personal liability whatever shall attach to or be incurred by the shareholders, employees, consultants, officers or directors of the Company or of any of its affiliates or any of them in respect thereof, any and all rights and claims against every such shareholder, employee, consultant, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

-2-

PART 2

ISSUE OF WARRANTS

Additional Warrants

Section 2.1 Subject to the other Operative Documents, the Company may at any time and from time to time issue Warrants or grant or issue options or other rights to purchase or otherwise acquire shares of the Company.

Issue in Substitution for Lost Warrants

Section 2.2 In case this Warrant Certificate will become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate(s) of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, and in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the Warrants represented by such substituted Warrant Certificate(s) will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants of the same issue. The Company may charge a reasonable fee for the issuance and delivery of a new Warrant Certificate(s).

Section 2.3 The applicant for the issue of a new Warrant Certificate(s) pursuant hereto will bear the cost of the issue thereof and in the case of loss, destruction or theft furnish to the Company such evidence of ownership, and of loss, destruction or theft of this Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its reasonable discretion; and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion and will pay the reasonable charges of the Company in connection therewith.

Holder Not a Shareholder

Section 2.4 The holding of a Warrant alone will not constitute the Holder a shareholder of the Company with respect to the Shares issuable upon exercise of such Warrant, nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in this Warrant Certificate.

Securities Law Exemption

Section 2.5 The Holder acknowledges and agrees that the Warrants and any Shares issuable pursuant to the exercise of any Warrants have been or will be issued only on a “private placement” basis and that the Company has no obligation to, and does not intend to, file any prospectus or registration statement in any jurisdiction in order to qualify any such Warrants and/or Shares for resale to the public.

PART 3

OWNERSHIP

Exchange and Transfer of Warrants

Section 3.1 A Warrant Certificate in any authorized denomination, upon compliance with the reasonable requirements of the Company, may be exchanged for a Warrant Certificate(s) in any other authorized denomination of the same issue entitling the Holder to purchase an equal aggregate number of Shares at the same Exercise Price and on the same terms as the Warrant Certificate so exchanged.

Section 3.2 Warrants may be exchanged only with the Company.

-3-

Section 3.3 The Warrants are transferable by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form in the form attached hereto as APPENDIX “C”, along with this Warrant Certificate and such other documentation as may be requested by the Company, including an opinion of appropriate legal counsel of recognized standing in form and substance satisfactory to the Company, evidencing that the Warrants have been transferred in accordance with all applicable laws, and after payment by the Holder of any transfer taxes or governmental or other charges arising in connection with the transfer. The Holder shall comply and cause compliance with all applicable laws in connection with any transfer of the Warrants.

Charges for Exchange or Transfer

Section 3.4 In connection with any exchange or transfer of Warrants, except as otherwise herein provided, payment of any transfer taxes or governmental or other charges will be made by the Holder.

Ownership of Warrants

Section 3.5 The Company may deem and treat the registered holder of this Warrant Certificate as the absolute owner of the Warrants for all purposes and will not be affected by any notice or knowledge to the contrary.

Notice to Holder

Section 3.6 Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested and postage prepaid, delivered by commercial overnight courier service, with charges prepaid, or emailed, to the address set forth on this Warrant Certificate or the applicable Warrant Transfer Form, and shall be deemed to have been given upon delivery, if delivered personally, three (3) days after mailing, if mailed, or one Business Day (as defined in the Purchase Agreement) after delivery to the courier, if delivered by overnight courier service, if e-mailed prior to 5:00 PM New York time on a Business Day, the same Business Day such email was delivered, and if e- mailed after 5:00 PM New York time on a Business Day or on a non-Business Day, the Business Day following the day such e-mail was delivered.

PART 4

EXERCISE OF WARRANTS

Method of Exercise of Warrants

Section 4.1 The right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering this Warrant Certificate, together with a duly completed and executed Warrant Exercise Form. The Holder shall either (a) deliver with the Warrant Exercise Form a certified cheque, bank draft or wire transfer for the aggregate Exercise Price payable to, or to the order of, the Company, at the address as set out on this Warrant Certificate or such other address as the Company may from time to time in writing direct, or (b) elect, by instructing the Company on the Warrant Exercise Form, to receive Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender Warrants in exchange for the number of Shares as computed using the following formula:

X = [Y (A-B)] / A

Where: X = the number of Shares to be issued to the Holder

-4-

Y = the number of Shares issuable to the Holder upon a cash exercise of the applicable number of Warrants duly surrendered for exercise (the “Exercised Amount”)

A = the Current Market Price (as defined in Section 5.1(1)(b)) of one Share on the effective date that this Warrant Certificate, along with all associated documentation required pursuant to this Warrant Certificate, are duly surrendered to the Company for exercise

B = the per Share Exercise Price (as adjusted in accordance with this Warrant Certificate as of the date of such calculation)

Any reference to the payment of the Exercise Price herein is deemed to include delivery of Warrants for cashless exercise as set forth in this Section 4.1.

Effect of Exercise of Warrants

Section 4.2 Upon surrender and payment as aforesaid, the Shares so subscribed for will be deemed to have been issued, and the Holder will be deemed to have become the holder of such Shares on the date of such surrender and payment, and such Shares will be issued in exchange for the aggregate Exercise Price, as such Exercise Price may be adjusted in the events and in the manner described herein. Any Warrants surrendered to the Company for exercise shall be deemed to be cancelled upon such surrender.

Section 4.3 Within seven days after surrender and payment as aforesaid, the Company or its transfer agent will forthwith cause to be mailed to the person in whose name the Shares are directed to be registered as specified in such Warrant Exercise Form, or if no such direction is given, to the Holder at the last address of the Holder appearing on the register maintained for the Warrants, one or more certificates or DRS statements for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to this Warrant Certificate.

Subscription for Less than Entitlement

Section 4.4 The Holder may purchase or exercise Warrants for a number of Shares less than the aggregate number which the Holder is entitled to purchase pursuant to this Warrant Certificate. In the event of any purchase of or exercise of Warrants for a number of Shares less than the number which can be purchased pursuant to this Warrant Certificate, the Holder, upon exercise thereof, will, in addition to certificates or DRS statements representing Shares issued on such exercise, be entitled to receive a new Warrant Certificate (with or without legends, as may be appropriate) in respect of the balance of the Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate but which were not then purchased.

Warrants for Fractions of Shares

Section 4.5 To the extent that the Holder is entitled to receive on the exercise of a Warrant a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant(s) which in the aggregate will entitle the Holder to receive a whole number of Shares. In all cases, the number of Shares issuable upon the exercise of any Warrants shall be rounded down to the nearest whole number, without payment or compensation in lieu thereof.

Expiration of Warrants

Section 4.6 After the Expiry Time, all rights under the Warrants will wholly cease and terminate, and the Warrants will thereupon be void and of no effect.

-5-

Exercise Price

Section 4.7 The price per Share which must be paid to exercise a Warrant is the Exercise Price, as may be adjusted in the events and in the manner described herein.

No Obligation to Purchase

Section 4.8 Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Company to issue any Shares except those Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

If Share Transfer Books Closed

Section 4.9 The Company shall not be required to deliver certificates for or other evidence of Shares while the share transfer books of the Company are closed (in accordance with the Company’s corporate governance documents and applicable law) for any lawful purpose, and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Shares called for thereby during any such period, mailing of certificates for or other evidence of Shares may be postponed for a period not exceeding seven days after the date of the re-opening of said share transfer books.

PART 5

ADJUSTMENTS

Section 5.1 Adjustments

(1)

Definitions: For the purposes of this Part 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

(a)	“Adjustment Period” means the period commencing on the date of issue of this Warrant Certificate and ending at the Expiry Time;

(b)	“Current Market Price” at any date means the price per share equal to the volume weighted average price at which the Shares have traded, during the twenty (20) consecutive trading day period ending on the day that is three (3) trading days before such date, on the Canadian Securities Exchange or another stock exchange on which the Shares principally trade or, if the Shares are not then listed on such an exchange, in the over-the-counter market, and if no over- the-counter market exists for the Shares then the Current Market Price shall be as determined by the directors of the Company, acting reasonably and in good faith relying upon the advice of independent financial advisors, which determination shall be conclusive. The volume weighted average price per share shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange or market during the said twenty (20) consecutive trading days by the total number of such shares so sold;

(c)	“director” means a director of the Company at the relevant time and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

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(2)

Adjustments: The Exercise Price and the number of Shares issuable to the Holder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Company shall:

(i)	fix a record date for the issue of, or issue, Shares to the holders of all or substantially all of the outstanding Shares by way of a stock dividend;

(ii)

fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the Shares payable in Shares or securities exchangeable or exercisable for or convertible into Shares;

(iii)	subdivide the outstanding Shares into a greater number of Shares; or

(iv)	consolidate the outstanding Shares into a lesser number of Shares;

(any of such events in subclauses 5.1(2)(a)(i), 5.1(2)(a)(ii), 5.1(2)(a)(iii) and 5.1(2)(a)(iv) above being herein called a “Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Shares are determined for the purposes of the Share Reorganization and the effective date of the Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Share Reorganization; and

(B)

the denominator of which shall be the number of Shares which will be outstanding immediately after giving effect to such Share Reorganization (including in the case of a distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares that would be outstanding had such securities all been exchanged or exercised for or converted into Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(a) as a result of the fixing by the Company of a record date for the distribution of, or the distribution of, securities exchangeable or exercisable for or convertible into Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

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(b)

If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the“Rights Period”), to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Shares, at an exchange or conversion price per share, which price shall be deemed to include any cost of acquisition of such securities exchangeable for or convertible into Shares, in addition to any direct costs of acquisition of the Shares (the “Per Share Cost”)) of less than 95% of the Current Market Price on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Shares outstanding on the record date for the Rights Offering; and

(B)	the quotient determined by dividing:

either: (a) the product of the number of Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Shares are offered; or (b) the product of the Per Share Cost of the securities so offered during the Rights Period pursuant to the Rights Offering and the number of Shares for or into which the securities offered may be exchanged, exercised or converted, as the case may be; by the Current Market Price as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the aggregate of the number of Shares outstanding on such record date and the number of Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares into which such securities may be exchanged, exercised or converted).

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(b) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection 5.1(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

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(c)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of:

(i)	shares of the Company of any class other than Shares;

(ii)

rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares (other than rights, options or warrants pursuant to which holders of Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Shares or securities exchangeable or exercisable for or convertible into Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Shares at a Per Share Cost on the record date for the issue of such securities) of at least 95% of the Current Market Price on such record date);

(iii)	evidences of indebtedness of the Company; or

(iv)	any property or other assets of the Company;

and if such issue or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between:

the product of the number of Shares outstanding on such record date and the Current Market Price on such record date, and the aggregate fair value, as determined by the directors of the Company, to the holders of Shares of the shares, rights, options, warrants, evidences of indebtedness, property or other assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price on such record date.

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(c) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares referred to in this Subsection 5.1(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the Exercise Price which would then be in effect if the fair market value had been determined on the basis of the number of Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

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(d)	If at any time during the Adjustment Period there shall occur:

	(i)	a reclassification or redesignation of the Shares, any change or exchange of the Shares into other shares or securities or any other capital reorganization involving the Shares other than a Share Reorganization;

	(ii)	a consolidation, amalgamation, arrangement, merger or other form of business combination of the Company with or into any other body corporate or entity which results in a reclassification or redesignation of the Shares or a change or exchange of the Shares into or for other shares or securities; or

	(iii)	the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a“Capital Reorganization”), after the effective date of the Capital Reorganization, the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Shares which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(e)

If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Subsections 5.1(2)(a),5.1(2)(b), or 5.1(2)(c) hereof, then the number of Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

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(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to Subsection 5.1(2) hereof.

(a)	Subject to the following provisions of this Subsection 5.1(3), any adjustment made pursuant to Subsection 5.1(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price; provided, however, that any adjustments which except for the provision of this Subsection 5.1(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of Subsection 5.1(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Shares issuable upon the exercise of the Warrants (except in respect of the Share Reorganization described in Subsection 5.1(2)(a)(iv) hereof or a Capital Reorganization described in Subsection 5.1(2)(d) hereof).

(c)	No adjustment in the Exercise Price or in the number or kind of securities or other property purchasable upon the exercise of the Warrants shall be made in respect of any event described in Section 5.1 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

(d)	No adjustment in the Exercise Price or in the number of Shares purchasable upon the exercise of this Warrant Certificate shall be made pursuant to Subsection 5.1(2) hereof in respect of the issue from time to time of Shares and Shares pursuant to this Warrant Certificate, pursuant to any stock option, stock purchase, stock bonus or other incentive plan in effect from time to time for directors, officers or employees of the Company and/or any affiliate of the Company, or pursuant to any redemption or exchange of securities of any subsidiaries of the Company in accordance with the terms of the Company’s and such subsidiaries’ Organization Documents, whether in (i) cash, (ii) shares of the Company, (iii) warrants or similar rights to purchase any shares of the Company or property or other assets of the Company, and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Share Reorganization, a Rights Offering nor any other event described in Subsection 5.1(2) hereof.

(e)	If at any time during the Adjustment Period the Company shall take any action affecting the Shares, other than an action described in Subsection 5.1(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Holder, either or both the Exercise Price and the number of Shares purchasable upon exercise of the Warrants shall be adjusted in such manner, if any, and at such time, by action of the directors, in their sole discretion, as may be equitable in the circumstances; provided, however, that any such adjustment shall be subject to the approval of the applicable recognized stock exchange (if the Shares are then listed on such stock exchange) and any other required regulatory approvals. Failure of the taking of action by the directors so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the Shares will be conclusive evidence that the directors have determined that it is equitable to make no adjustment under the circumstances; provided that any such failure shall be subject to Section 5.2 below.

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(f)

If the Company shall set a record date to determine holders of Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of the Warrants shall be required by reason of the setting of such record date.

(g)

In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in Subsection 5.1(2) hereof, the Company may defer, until the occurrence of such event:

(i)	issuing to the Holder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Holder any distribution declared with respect to such additional Shares after such record date and before such event;

provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Shares issuable on this exercise of the Warrants.

(h)

In the absence of a resolution of the directors fixing a record date for any event which would require any adjustment pursuant to Subsection 5.1(2) hereof, the Company will be deemed to have fixed as the record date therefor the date on which the event is effected.

(i)

As a condition precedent to the taking of any action which would require an adjustment pursuant to Subsection 5.1(2) hereof, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise of the Warrants, the Company shall take any action which may, in the opinion of counsel to the Company, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable shares all of the Shares or other securities which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)	Notice: At least seven (7) days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Holder under this Warrant Certificate, including the Exercise Price and the number of Shares which are purchasable under this Warrant Certificate, the Company shall deliver to the Holder a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this Subsection 5.1(4) has been given is not then determinable, the Company shall promptly after such adjustment is determinable deliver to the Holder a certificate providing the calculation of such adjustment. The Company hereby covenants and agrees that the register of transfers and transfer books for the Shares will be open, and that the Company will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such seven (7) day period.

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Determination of Adjustments

Section 5.2 If any question or dispute will at any time arise with respect to any adjustments to be made under Part 5, such question or dispute will be determined by a mutually acceptable firm of independent chartered or certified public accountants other than the Company’s auditor, and such firm will have access to all appropriate records, and such determination, absent manifest error, will be binding upon the Company and the Holder.

PART 6

COVENANTS BY THE COMPANY

Reservation of Shares

Section 6.1 The Company will reserve, and there will remain unissued out of its authorized capital, a sufficient number of Shares to satisfy the rights of purchase provided for in this Warrant Certificate from time to time.

PART 7

RESTRICTION ON EXERCISE

Section 7.1 Any certificates or DRS statements representing Shares issued upon exercise of the Warrants prior to the date that is four months and one day after the date of issue of the Warrants, and any Shares issued in exchange for such Shares, will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●] [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE OF THE WARRANTS].”

provided that at any time subsequent to the date which is four months after the date hereof, any certificate or DRS statement representing any such Shares may be respectively exchanged for a certificate or DRS statement bearing no such legend.

Section 7.2 The Warrants and the Shares to be issued upon their exercise have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. The Warrants may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable laws of any such state or (ii) an exemption from such registration requirements is available and, in either case, the Holder has complied with the requirements set forth in the Warrant Exercise Form attached hereto as APPENDIX “B”. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

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Section 7.3 Any Shares issued upon exercise of Warrants in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates or DRS statements representing such Shares, as well as all certificates or DRS statements issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or DRS statement, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 7.3 may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix “D” attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Section 7.4 Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or DRS statements evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or DRS statement, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate or DRS statement may thereafter be surrendered to the Company in exchange for a certificate or DRS statement which does not bear such legend.

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PART 8

MODIFICATION OF TERMS, SUCCESSORS

Modification of Terms and Conditions for Certain Purposes

Section 8.1 From time to time the Company may, subject to the provisions of this Warrant Certificate, with the consent of the Holder, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are reasonably necessary or advisable in the circumstances;

(b)	making such provisions not inconsistent herewith as may be reasonably necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of Warrants on any stock exchange (for the avoidance of doubt, the Company is not under any obligation to obtain or attempt to obtain any listing or quotation of the Warrants);

(c)	adding to or altering the provisions hereof in respect of the registration of Warrants and adding to or altering the provisions hereof for the exchange of Warrant Certificates of different denominations;

(d)	making any modification in the form of Warrant Certificates which does not affect the substance thereof;

(e)	for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(f)	to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this Part 8.

The Company may Amalgamate on Certain Terms

Section 8.2 Nothing herein contained will prevent any amalgamation or merger of the Company with or into any other company, or the sale of the property or assets of the Company to any company, to the knowledge of the Company, lawfully entitled to acquire the same; provided however that such amalgamation or merger is permitted under the Purchase Agreement.

Additional Financings

Section 8.3 Nothing herein contained will prevent the Company from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Company may deem appropriate.

[End of Schedule “A”]

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APPENDIX “A”

INSTRUCTIONS TO HOLDERS

TO EXERCISE:

To exercise Warrants, the Holder must deliver to the Company (i) a completed and signed Warrant Exercise Form, attached as Appendix “B”, indicating the number shares to be acquired or indicating the Exercised Amount in the event of a net exercise under Section 4.1(b) of the Warrant Certificate, (ii) the corresponding Warrant Certificate, and (iii) either (x) a certified cheque, bank draft or wire transfer payable to or to the order of the Company in payment of the purchase price of the number of shares subscribed for or (y) an indication on the Warrant Exercise Form that the Holder is electing net exercise under Section 4.1(b) of the Warrant Certificate.

TO TRANSFER:

To transfer Warrants, the Holder must complete, sign and deliver the Warrant Transfer Form, attached as Appendix “C” and deliver the corresponding Warrant Certificate to the Company. As a condition precedent to any such transfer of Warrants, the Holder must pay any transfer taxes or governmental or other charges arising in connection with the transfer and the Company may in its discretion require additional certificates, opinions and other documentation that evidences that the transfer is being completed in compliance with applicable laws.

To transfer Warrants, the Holder’s signature on the Warrant Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If forwarding any documents by mail, registered mail must be employed.

If the Warrant Exercise Form or Warrant Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

MedMen Enterprises Inc.

10115 Jefferson Blvd.

Culver City, California 90232

Attention: [●]

[End of Appendix “A”]

APPENDIX “B”

WARRANT EXERCISE FORM

TO:	MedMen Enterprises Inc.
10115 Jefferson Blvd.
Culver City, California 90232

Attention: [●]

The undersigned Holder of the within Warrants hereby subscribes for Class B Subordinate Voting Shares (the “Shares”) of MedMen Enterprises Inc. (the “Company”) pursuant to the within Warrants on the terms and price specified in the Warrants; provided that in the case of a net exercise of the Warrants for Shares under Section 4.1(b) of the Warrant Certificate, this specified amount is hereby deemed to represent the Exercised Amount (as defined in the Warrant Certificate).

The Holder elects the following consideration for the exercise of the Warrants to purchase the Shares (check one):

☐	This subscription is accompanied by a certified cheque, bank draft, or wire transfer payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

☐	The Holder is electing to net exercise the Warrants for Shares under Section 4.1(b) of the Warrant Certificate pursuant to which the Holder is exercising the Warrants.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows (check one):

☐	(A) the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this exercise form in the United States; OR

☐	(B) the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

☐	(C) if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Company) or such other evidence reasonably satisfactory to the Company to the effect that with respect to the Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates or DRS statements representing Shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

(1)	the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(2)	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(3)	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

(4)	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering consummated under the Purchase Agreement, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Shares;

2

(5)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Shares are sold in a transaction that does not require registration under the U.S.Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company;

(6)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned shall comply in connection therewith with all applicable laws and any applicable terms and conditions of the constating documents of the Company;

(7)	the Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(8)	the Company has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(9)	the certificates representing or other evidence of the Shares (and any certificates or other evidence issued in exchange or substitution for the Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

(10)	delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but a new certificate without such a legend will be made available to the undersigned upon provision by the undersigned of a declaration to the registrar and transfer agent (the “Transfer Agent”) of the Shares in the form attached as Appendix “D” to the Warrant Certificate (or in such other form as the Company may prescribe from time to time) and, if requested by the Company or the Transfer Agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the Transfer Agent, to the effect that such sale is being made in compliance with Rule 904 of Regulation S in circumstances where Rule 905 of Regulation S does not apply; and provided, further, that, if any Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legend may be removed by delivery to the Transfer Agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

3

(11)	the financial statements of MedMen Enterprises Inc. have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(12)	there may be material tax consequences to the undersigned of an acquisition or disposition of the Shares;

(13)	MedMen Enterprises Inc. is treated as a U.S. domestic corporation under Section 7874 of the Internal Revenue Code of 1986, as amended;

(14)	funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(15)	the Company is not obligated to remain a “foreign issuer”; and

(16)	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of the undersigned Holder and will be sent to the last address of the undersigned Holder appearing on the register maintained for the Warrants.

DATED this _______ day of ______ , 20___.

In the presence of:

Name of Holder

Signature of Witness	Signature of Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

4

INSTRUCTIONS FOR SUBSCRIPTION

The name for the subscription must correspond in every particular with the name written upon the face of this Warrant Certificate without alteration. If the registration in respect of the certificates or DRS statements representing the Shares to be issued upon exercise of the Warrants differs from the registration of this Warrant Certificate the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this subscription is executed in the United States, or in accordance with industry standards.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

5

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of MEDMEN ENTERPRISES INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

(1)

Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

(2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

(3)	of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

(4)

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

(5)

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

6

(6)

A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

(7)	Any director or executive officer of the Company; or

(8)

Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

[End of Appendix “B”]

7

APPENDIX “C”

WARRANT TRANSFER FORM

TO:	MedMen Enterprises Inc.
10115 Jefferson Blvd.
Culver City, California 90232

Attention: [●]

FOR VALUE RECEIVED, the undersigned holder (the“Transferor”) of the within Warrants hereby sells, assigns and transfers to __________ (the “Transferee”), ________ Warrants of MedMen Enterprises Inc. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be re-issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that (check either A or B):

(A)

the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

(B)	the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

DATED this ________ day of ________ , 20 _____ .

Signature of Warrant Holder	Signature Guaranteed

Name of Warrant Holder

Name and Title of Authorized Signatory for the Warrant Holder

2

INSTRUCTIONS FOR TRANSFER

The name of the Warrant Holder must correspond in every particular with the name of the person appearing on the face of this Warrant Certificate without alteration.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, this Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

The Warrants will only be transferable in accordance with applicable laws. The Warrants and the shares issuable upon exercise thereof have not been and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

[End of Appendix “C”]

3

APPENDIX “D”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the shares of MedMen Enterprises Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the Class B Subordinate Voting Share in the capital of the Issuer represented by certificate number , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ________________

Signature of Individual (if Seller is an individual)

Authorized signatory signature (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer ________ (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated _________ , 20 , with regard to the sale, for such Seller’s account, of ________ Class B Subordinate Voting Shares (the “Securities”) of the Issuer represented by certificate number ________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

Per:
Authorized Signatory

[End of Appendix “D”]

2

EXHIBIT B-3

Form of Tranche 4 Replacement Warrant and Incremental Replacement Warrant

See attached.

Form of Tranche 4 Replacement Warrant and

Incremental Replacement Warrant

WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●], 20 .1

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 P.M. (TORONTO TIME) ON [●], 20 2, SUBJECT TO THE TERMS AND CONDITIONS HEREIN, UNLESS THE HOLDER (AS DEFINED HEREIN) HAS EXERCISED ITS RIGHTS PRIOR THERETO.

MEDMEN ENTERPRISES INC.

(Organized under the laws of British Columbia)

Certificate Number: 2020-[4R/IR]-[●]	Warrant to Purchase
Issuance Date: [●][3]	[●] Shares

SHARE PURCHASE WARRANTS

THIS IS TO CERTIFY THAT, for value received, [NAME OF PURCHASER], 1437 4th Street, Suite 200, Santa Monica, CA 90401, a limited partnership established under the laws of Delaware, or its lawful assignee (the “Holder”) is entitled to subscribe for and purchase up to [●] non-assessable Class B Subordinate Voting Shares (collectively, the “Shares”, and individually, a “Share”) in the capital of MEDMEN ENTERPRISES INC., a company organized under the laws of the Province of British Columbia (the “Company”) at a price of US$[●]4 per Share at any time on or before the Expiry Time. This Warrant Certificate (as defined herein) is subject to the provisions of the Terms and Conditions attached hereto as SCHEDULE “A” and forming part hereof.

____________

1	Insert the date that is 4 months plus one day after the Issuance Date.
2	Insert 5th anniversary of date of issuance.
3	Insert Tranche 4 Funding Date or applicable Incremental Funding Date, as applicable.
4	For Tranche 4 Replacement Warrants and Incremental Replacement Warrants issued on the first Incremental Funding Date, insert US$0.26. For all other Incremental Replacement Warrants, insert the Restatement Conversion Price for the relevant Incremental Advance.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fraction of a Share) by surrender of this Warrant Certificate (properly endorsed as required), together with the Warrant Exercise Form (as defined herein) in the form attached hereto as APPENDIX “B”, duly completed and executed, to the Company at 10115 Jefferson Blvd., Culver City, California 90232, Attention: [●], or such other address as the Company may from time to time in writing direct, together with a certified cheque, bank draft or wire transfer payable to or to the order of the Company in payment of the purchase price of the number of Shares subscribed for. The Holder is advised to read “Instructions to Holders” attached hereto as APPENDIX “A” for details on how to complete the Warrant Exercise Form.

The Warrants evidenced by this Warrant Certificate are issued in replacement of [●] Warrants previously issued to the Holder, as set forth in detail on Schedule 1.1(d) to the Purchase Agreement.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer, as of the Issuance Date set forth above.

MEDMEN ENTERPRISES INC.

By:
Title:

[Signature Page to Warrant – Continued]

II

For purposes of Section 8.4 of Appendix “A”,

agreed and acknowledged by:

HOLDER:

[●]

By:
_____________________, its _________________________________

GOTHAM GREEN ADMIN 1, LLC, as Collateral Agent

By:
Jason Adler, its Managing Member

III

SCHEDULE “A”

TERMS AND CONDITIONS

ATTACHED TO CLASS B SUBORDINATE VOTING SHARE

PURCHASE WARRANTS

ISSUED BY MEDMEN ENTERPRISES INC.

(the “Company”)

Each Warrant (as defined herein), whether single or part of a series hereunder, is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

PART 1

DEFINITIONS AND INTERPRETATION

Definitions

Section 1.1 In these Terms and Conditions, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a)	“Company” means MedMen Enterprises Inc., a corporation organized under the laws of the Province of British Columbia and includes any successor corporations and assigns;

(b)	“Company’s auditor” means the accountant duly appointed as auditor of the Company;

(c)	“Exercise Price” means US$[●]5 per Share or as may be adjusted pursuant to Part 5;

(d)	“Expiry Date” means the earlier of (i) [●], 20 6 and (ii) the date on which the parties agree the Retail Cash Flow Milestone has been achieved in accordance with Section 8.4 (with respect to any Warrants which have not been exercised prior thereto);

(e)	“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

(f)	“Holder” means the registered holder of the Warrants;

(g)	“person” means an individual, corporation, limited liability company, partnership, trust, trustee or any unincorporated organization, and words importing persons have a similar meaning;

(h)	“Purchase Agreement” means the Amended and Restated Securities Purchase Agreement dated March 27, 2020 among the Company, the other Credit Parties party thereto, the Holder, the other Purchasers party thereto and the Collateral Agent party thereto, pursuant to which the Holder has purchased, among other securities, the Warrants, as amended, restated, supplemented or otherwise modified from time to time;

(i)	“Retail Cash Flow Milestone” means the Company’s retail operations have completed two consecutive three-month periods showing positive after-tax free cash flow during any time any Warrants issued hereunder remain outstanding, calculated consistent with Appendix “E” hereto, if and as agreed upon between the Company and the Collateral Agent in accordance with Section 8.4;

___________

5 For Tranche 4 Replacement Warrants and Incremental Replacement Warrants issued on the first Incremental Funding Date, insert US$0.26. For all other Incremental Replacement Warrants, insert the Restatement Conversion Price for the relevant Incremental Advance.

6 Insert 5-year anniversary from date of issuance.

(j)	“Shares” or, as appropriate in the context, “shares” means the Class B Subordinate Voting Shares in the capital of the Company as constituted at the date of issue of the Warrants and any shares resulting from any event referred to in Part 5;

(k)	“Warrant” means a warrant of the Company as evidenced by the Warrant Certificate, and one (1) Warrant entitles the Holder to purchase one (1) Share at any time on or prior to the Expiry Time at the Exercise Price;

(l)	“Warrant Certificate” means this certificate evidencing the Warrants; and

(m)	“Warrant Exercise Form” means APPENDIX “B” hereof.

Interpretation

Section 1.2 In these Terms and Conditions, except as otherwise expressly provided herein:

(a)

the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Warrant Certificate as a whole and not to any particular Part, Section, subsection, clause, subclause or other subdivision;

(b)

a reference to a Part, Section, subsection, clause, subclause or other subdivision means a Part, Section, subsection, clause, subclause or other subdivision, as applicable, of these Terms and Conditions;

(c)

the headings are for convenience only, do not form a part of these Terms and Conditions and are not intended to interpret, define or limit the scope, extent or intent of these Terms and Conditions or any of its provisions;

(d)	all dollar amounts referred to herein are expressed in United States dollars;

(e)	time will be of the essence hereof; and

(f)	words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

Applicable Law

Section 1.3 This Warrant Certificate will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and will be treated in all respects as a legal contract under the laws of the Province of British Columbia.

Protection of Certain Individuals

Section 1.4 Subject to as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, employee, consultant, officer or director of the Company or of any of its affiliates, either directly or through the Company or any of its affiliates, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby, are solely corporate obligations of the Company and that no personal liability whatever shall attach to or be incurred by the shareholders, employees, consultants, officers or directors of the Company or of any of its affiliates or any of them in respect thereof, any and all rights and claims against every such shareholder, employee, consultant, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

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PART 2

ISSUE OF WARRANTS

Additional Warrants

Section 2.1 Subject to the other Operative Documents, the Company may at any time and from time to time issue Warrants or grant or issue options or other rights to purchase or otherwise acquire shares of the Company.

Issue in Substitution for Lost Warrants

Section 2.2 In case this Warrant Certificate will become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate(s) of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, and in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the Warrants represented by such substituted Warrant Certificate(s) will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants of the same issue. The Company may charge a reasonable fee for the issuance and delivery of a new Warrant Certificate(s).

Section 2.3 The applicant for the issue of a new Warrant Certificate(s) pursuant hereto will bear the cost of the issue thereof and in the case of loss, destruction or theft furnish to the Company such evidence of ownership, and of loss, destruction or theft of this Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its reasonable discretion; and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion and will pay the reasonable charges of the Company in connection therewith.

Holder Not a Shareholder

Section 2.4 The holding of a Warrant alone will not constitute the Holder a shareholder of the Company with respect to the Shares issuable upon exercise of such Warrant, nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in this Warrant Certificate.

Securities Law Exemption

Section 2.5 The Holder acknowledges and agrees that the Warrants and any Shares issuable pursuant to the exercise of any Warrants have been or will be issued only on a “private placement” basis and that the Company has no obligation to, and does not intend to, file any prospectus or registration statement in any jurisdiction in order to qualify any such Warrants and/or Shares for resale to the public.

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PART 3

OWNERSHIP

Exchange and Transfer of Warrants

Section 3.1 A Warrant Certificate in any authorized denomination, upon compliance with the reasonable requirements of the Company, may be exchanged for a Warrant Certificate(s) in any other authorized denomination of the same issue entitling the Holder to purchase an equal aggregate number of Shares at the same Exercise Price and on the same terms as the Warrant Certificate so exchanged.

Section 3.2 Warrants may be exchanged only with the Company.

Section 3.3 The Warrants are transferable by the Holder at any time on or after the date that is 18 months after the Issuance Date (and not prior thereto in any respect), by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form in the form attached hereto as APPENDIX “C”, along with this Warrant Certificate and such other documentation as may be requested by the Company, including an opinion of appropriate legal counsel of recognized standing in form and substance satisfactory to the Company, evidencing that the Warrants have been transferred in accordance with all applicable laws, and after payment by the Holder of any transfer taxes or governmental or other charges arising in connection with the transfer. The Holder shall comply and cause compliance with all applicable laws in connection with any transfer of the Warrants.

Charges for Exchange or Transfer

Section 3.4 In connection with any exchange or transfer of Warrants, except as otherwise herein provided, payment of any transfer taxes or governmental or other charges will be made by the Holder.

Ownership of Warrants

Section 3.5 The Company may deem and treat the registered holder of this Warrant Certificate as the absolute owner of the Warrants for all purposes and will not be affected by any notice or knowledge to the contrary.

Notice to Holder

Section 3.6 Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested and postage prepaid, delivered by commercial overnight courier service, with charges prepaid, or emailed, to the address set forth on this Warrant Certificate or the applicable Warrant Transfer Form, and shall be deemed to have been given upon delivery, if delivered personally, three (3) days after mailing, if mailed, or one Business Day (as defined in the Purchase Agreement) after delivery to the courier, if delivered by overnight courier service, if e-mailed prior to 5:00 PM New York time on a Business Day, the same Business Day such email was delivered, and if e- mailed after 5:00 PM New York time on a Business Day or on a non-Business Day, the Business Day following the day such e-mail was delivered.

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PART 4

EXERCISE OF WARRANTS

Method of Exercise of Warrants

Section 4.1 Subject to Section 7.5, the right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering this Warrant Certificate, together with a duly completed and executed Warrant Exercise Form. The Holder shall either (a) deliver with the Warrant Exercise Form a certified cheque, bank draft or wire transfer payable to, or to the order of, the Company, at the address as set out on this Warrant Certificate or such other address as the Company may from time to time in writing direct, or (b) elect, by instructing the Company on the Warrant Exercise Form, to receive Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender Warrants in exchange for the number of Shares as computed using the following formula:

X = [Y (A-B)] / A

Where: X = the number of Shares to be issued to the Holder

Y = the number of Shares issuable to the Holder upon a cash exercise of the applicable number of Warrants duly surrendered for exercise(the “Exercised Amount”)

A = the Current Market Price (as defined in Section 5.1(1)(b)) of one Share on the effective date that this Warrant Certificate, along with all associated documentation required pursuant to this Warrant Certificate, are duly surrendered to the Company for exercise

B = the per Share Exercise Price (as adjusted in accordance with this Warrant Certificate as of the date of such calculation)

Any reference to the payment of the Exercise Price herein is deemed to include delivery of Warrants for cashless exercise as set forth in this Section 4.1.

Effect of Exercise of Warrants

Section 4.2 Upon surrender and payment as aforesaid, the Shares so subscribed for will be deemed to have been issued, and the Holder will be deemed to have become the holder of such Shares on the date of such surrender and payment, and such Shares will be issued in exchange for the aggregate Exercise Price, as such Exercise Price may be adjusted in the events and in the manner described herein. Any Warrants surrendered to the Company for exercise shall be deemed to be cancelled upon such surrender.

Section 4.3 Within seven days after surrender and payment as aforesaid, the Company or its transfer agent will forthwith cause to be mailed to the person in whose name the Shares are directed to be registered as specified in such Warrant Exercise Form, or if no such direction is given, to the Holder at the last address of the Holder appearing on the register maintained for the Warrants, one or more certificates or DRS statements for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to this Warrant Certificate.

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Subscription for Less than Entitlement

Section 4.4 The Holder may purchase or exercise Warrants for a number of Shares less than the aggregate number which the Holder is entitled to purchase pursuant to this Warrant Certificate. In the event of any purchase of or exercise of Warrants for a number of Shares less than the number which can be purchased pursuant to this Warrant Certificate, the Holder, upon exercise thereof, will, in addition to certificates or DRS statements representing Shares issued on such exercise, be entitled to receive a new Warrant Certificate (with or without legends, as may be appropriate) in respect of the balance of the Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate but which were not then purchased.

Warrants for Fractions of Shares

Section 4.5 To the extent that the Holder is entitled to receive on the exercise of a Warrant a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant(s) which in the aggregate will entitle the Holder to receive a whole number of Shares. In all cases, the number of Shares issuable upon the exercise of any Warrants shall be rounded down to the nearest whole number, without payment or compensation in lieu thereof.

Expiration of Warrants

Section 4.6 After the Expiry Time, all rights under the Warrants will wholly cease and terminate, and the Warrants will thereupon be void and of no effect.

Exercise Price

Section 4.7 The price per Share which must be paid to exercise a Warrant is the Exercise Price, as may be adjusted in the events and in the manner described herein.

No Obligation to Purchase

Section 4.8 Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Company to issue any Shares except those Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

If Share Transfer Books Closed

Section 4.9 The Company shall not be required to deliver certificates for or other evidence of Shares while the share transfer books of the Company are closed (in accordance with the Company’s corporate governance documents and applicable law) for any lawful purpose, and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Shares called for thereby during any such period, mailing of certificates for or other evidence of Shares may be postponed for a period not exceeding seven days after the date of the re-opening of said share transfer books.

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PART 5

ADJUSTMENTS

Section 5.1 Adjustments

(1)	Definitions: For the purposes of this Part 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

(a)	“Adjustment Period” means the period commencing on the date of issue of this Warrant Certificate and ending at the Expiry Time;

(b)	“Current Market Price” at any date means the price per share equal to the volume weighted average price at which the Shares have traded, during the twenty (20) consecutive trading day period ending on the day that is three (3) trading days before such date, on the Canadian Securities Exchange or another stock exchange on which the Shares principally trade or, if the Shares are not then listed on such an exchange, in the over-the-counter market, and if no over- the-counter market exists for the Shares then the Current Market Price shall be as determined by the directors of the Company, acting reasonably and in good faith relying upon the advice of independent financial advisors, which determination shall be conclusive. The volume weighted average price per share shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange or market during the said twenty (20) consecutive trading days by the total number of such shares so sold;

(c)	“director” means a director of the Company at the relevant time and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)

Adjustments: The Exercise Price and the number of Shares issuable to the Holder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Company shall:

(i)	fix a record date for the issue of, or issue, Shares to the holders of all or substantially all of the outstanding Shares by way of a stock dividend;

(ii)

fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the Shares payable in Shares or securities exchangeable or exercisable for or convertible into Shares;

(iii)	subdivide the outstanding Shares into a greater number of Shares; or

(iv)	consolidate the outstanding Shares into a lesser number of Shares;

(any of such events in subclauses 5.1(2)(a)(i), 5.1(2)(a)(ii), 5.1(2)(a)(iii) and 5.1(2)(a)(iv) above being herein called a“Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Shares are determined for the purposes of the Share Reorganization and the effective date of the Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

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(A)	the numerator of which shall be the number of Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Share Reorganization; and

(B)

the denominator of which shall be the number of Shares which will be outstanding immediately after giving effect to such Share Reorganization (including in the case of a distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares that would be outstanding had such securities all been exchanged or exercised for or converted into Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(a) as a result of the fixing by the Company of a record date for the distribution of, or the distribution of, securities exchangeable or exercisable for or convertible into Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(b)

If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Shares, at an exchange or conversion price per share, which price shall be deemed to include any cost of acquisition of such securities exchangeable for or convertible into Shares, in addition to any direct costs of acquisition of the Shares (the “Per Share Cost”)) of less than 95% of the Current Market Price on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Shares outstanding on the record date for the Rights Offering; and

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(B)	the quotient determined by dividing:

either: (a) the product of the number of Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Shares are offered; or (b) the product of the Per Share Cost of the securities so offered during the Rights Period pursuant to the Rights Offering and the number of Shares for or into which the securities offered may be exchanged, exercised or converted, as the case may be; by the Current Market Price as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the aggregate of the number of Shares outstanding on such record date and the number of Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares into which such securities may be exchanged, exercised or converted).

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(b) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection 5.1(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of:

(i)	shares of the Company of any class other than Shares;

(ii)

rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares (other than rights, options or warrants pursuant to which holders of Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Shares or securities exchangeable or exercisable for or convertible into Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Shares at a Per Share Cost on the record date for the issue of such securities) of at least 95% of the Current Market Price on such record date);

(iii)	evidences of indebtedness of the Company; or

(iv)	any property or other assets of the Company;

and if such issue or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

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(A)	the numerator of which shall be the difference between:

the product of the number of Shares outstanding on such record date and the Current Market Price on such record date, and the aggregate fair value, as determined by the directors of the Company, to the holders of Shares of the shares, rights, options, warrants, evidences of indebtedness, property or other assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price on such record date.

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(c) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares referred to in this Subsection 5.1(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the Exercise Price which would then be in effect if the fair market value had been determined on the basis of the number of Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)	a reclassification or redesignation of the Shares, any change or exchange of the Shares into other shares or securities or any other capital reorganization involving the Shares other than a Share Reorganization;

(ii)

a consolidation, amalgamation, arrangement, merger or other form of business combination of the Company with or into any other body corporate or entity which results in a reclassification or redesignation of the Shares or a change or exchange of the Shares into or for other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization, the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Shares which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

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(e)

If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Subsections 5.1(2)(a), 5.1(2)(b), or 5.1(2)(c) hereof, then the number of Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to Subsection 5.1(2) hereof.

(a)	Subject to the following provisions of this Subsection 5.1(3), any adjustment made pursuant to Subsection 5.1(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price; provided, however, that any adjustments which except for the provision of this Subsection 5.1(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of Subsection 5.1(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Shares issuable upon the exercise of the Warrants (except in respect of the Share Reorganization described in Subsection 5.1(2)(a)(iv) hereof or a Capital Reorganization described in Subsection 5.1(2)(d) hereof).

(c)	No adjustment in the Exercise Price or in the number or kind of securities or other property purchasable upon the exercise of the Warrants shall be made in respect of any event described in Section 5.1 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

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(d)	No adjustment in the Exercise Price or in the number of Shares purchasable upon the exercise of this Warrant Certificate shall be made pursuant to Subsection 5.1(2) hereof in respect of the issue from time to time of Shares and Shares pursuant to this Warrant Certificate, pursuant to any stock option, stock purchase, stock bonus or other incentive plan in effect from time to time for directors, officers or employees of the Company and/or any affiliate of the Company, or pursuant to any redemption or exchange of securities of any subsidiaries of the Company in accordance with the terms of the Company’s and such subsidiaries’ Organization Documents, whether in (i) cash, (ii) shares of the Company, (iii) warrants or similar rights to purchase any shares of the Company or property or other assets of the Company, and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Share Reorganization, a Rights Offering nor any other event described in Subsection 5.1(2) hereof.

(e)	If at any time during the Adjustment Period the Company shall take any action affecting the Shares, other than an action described in Subsection 5.1(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Holder, either or both the Exercise Price and the number of Shares purchasable upon exercise of the Warrants shall be adjusted in such manner, if any, and at such time, by action of the directors, in their sole discretion, as may be equitable in the circumstances; provided, however, that any such adjustment shall be subject to the approval of the applicable recognized stock exchange (if the Shares are then listed on such stock exchange) and any other required regulatory approvals. Failure of the taking of action by the directors so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the Shares will be conclusive evidence that the directors have determined that it is equitable to make no adjustment under the circumstances; provided that any such failure shall be subject to Section 5.2 below.

(f)	If the Company shall set a record date to determine holders of Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of the Warrants shall be required by reason of the setting of such record date.

(g)	In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in Subsection 5.1(2) hereof, the Company may defer, until the occurrence of such event:

(i)

issuing to the Holder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event; and

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(ii)	delivering to the Holder any distribution declared with respect to such additional Shares after such record date and before such event;

provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Shares issuable on this exercise of the Warrants.

(h)	In the absence of a resolution of the directors fixing a record date for any event which would require any adjustment pursuant to Subsection 5.1(2) hereof, the Company will be deemed to have fixed as the record date therefor the date on which the event is effected.

(i)	As a condition precedent to the taking of any action which would require an adjustment pursuant to Subsection 5.1(2) hereof, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise of the Warrants, the Company shall take any action which may, in the opinion of counsel to the Company, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable shares all of the Shares or other securities which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)

Notice: At least seven (7) days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Holder under this Warrant Certificate, including the Exercise Price and the number of Shares which are purchasable under this Warrant Certificate, the Company shall deliver to the Holder a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this Subsection 5.1(4) has been given is not then determinable, the Company shall promptly after such adjustment is determinable deliver to the Holder a certificate providing the calculation of such adjustment. The Company hereby covenants and agrees that the register of transfers and transfer books for the Shares will be open, and that the Company will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such seven (7) day period.

Determination of Adjustments

Section 5.2 If any question or dispute will at any time arise with respect to any adjustments to be made under Part 5, such question or dispute will be determined by a mutually acceptable firm of independent chartered or certified public accountants other than the Company’s auditor, and such firm will have access to all appropriate records, and such determination, absent manifest error, will be binding upon the Company and the Holder.

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PART 6

COVENANTS BY THE COMPANY

Reservation of Shares

Section 6.1 The Company will reserve, and there will remain unissued out of its authorized capital, a sufficient number of Shares to satisfy the rights of purchase provided for in this Warrant Certificate from time to time.

PART 7

RESTRICTION ON EXERCISE Section 7.1 [Reserved]

Section 7.2 The Warrants and the Shares to be issued upon their exercise have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. The Warrants may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable laws of any such state or (ii) an exemption from such registration requirements is available and, in either case, the Holder has complied with the requirements set forth in the Warrant Exercise Form attached hereto as APPENDIX “B”. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Section 7.3 Any Shares issued upon exercise of Warrants in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates or DRS statements representing such Shares, as well as all certificates or DRS statements issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or DRS statement, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

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THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 7.3 may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix “D” attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Section 7.4 Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or DRS statements evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or DRS statement, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate or DRS statement may thereafter be surrendered to the Company in exchange for a certificate or DRS statement which does not bear such legend.

Section 7.5 The Warrants may not be exercised, whether in whole or in part, at any time prior to the date that is eighteen (18) months after the Issuance Date set forth on the first page of this Warrant Certificate.

PART 8

MODIFICATION OF TERMS; SUCCESSORS; CANCELLATION

Modification of Terms and Conditions for Certain Purposes

Section 8.1 From time to time the Company may, subject to the provisions of this Warrant Certificate, with the consent of the Holder, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are reasonably necessary or advisable in the circumstances;

(b)	making such provisions not inconsistent herewith as may be reasonably necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of Warrants on any stock exchange (for the avoidance of doubt, the Company is not under any obligation to obtain or attempt to obtain any listing or quotation of the Warrants);

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(c)	adding to or altering the provisions hereof in respect of the registration of Warrants and adding to or altering the provisions hereof for the exchange of Warrant Certificates of different denominations;

(d)	making any modification in the form of Warrant Certificates which does not affect the substance thereof;

(e)	for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(f)	to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this Part 8.

The Company may Amalgamate on Certain Terms

Section 8.2 Nothing herein contained will prevent any amalgamation or merger of the Company with or into any other company, or the sale of the property or assets of the Company to any company, to the knowledge of the Company, lawfully entitled to acquire the same; provided however that such amalgamation or merger is permitted under the Purchase Agreement.

Additional Financings

Section 8.3 Nothing herein contained will prevent the Company from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Company may deem appropriate.

Cancellation related to Retail Cash Flow Milestone

Section 8.4

(1)	If the Company determines that it has achieved the Retail Cash Flow Milestone, the CRO will deliver to the Collateral Agent and the Holder detailed cash flow statements evidencing such achievement, in form and substance reasonably acceptable to the Collateral Agent and consistent with cash flow statements of the Company previously delivered to the Holder (the “Retail Cash Flow Milestone Statements”).

(2)	The Collateral Agent, on behalf of the Holder, may object to the Company’s determination under Section 8.4(1) by delivering written notice of such objection to the Company no later than fifteen (15) days after its receipt of the Retail Cash Flow Milestone Statements. If the Collateral Agent delivers such objection during such period, the Company and the Collateral Agent shall negotiate in good faith for up to thirty (30) days following the CRO’s delivery of the Retail Cash Flow Milestone Statements (the “Review Period”), to determine whether the Retail Cash Flow Milestone has been achieved. During the Review Period, the Collateral Agent’s accountants and representatives shall have full access to the books and records of the Company, the personnel of, and work papers prepared by, the Company and its accountants, to the extent they relate to the Retail Cash Flow Milestone Statements and to such historical financial information relating to the Retail Cash Flow Milestone as Collateral Agent reasonably requests.

(3)	If at the end of the Review Period (or at any other time) the Collateral Agent agrees that the Company has achieved the Retail Cash Flow Milestone, then the Warrants issued hereunder shall be cancelled immediately and automatically, and without further action required by the Company, upon the Collateral Agent’s delivery of written notice to the Company of such agreement.

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(4)	If at the end of the Review Period the Collateral Agent and the Company fail to reach an agreement as to whether the Retail Cash Flow Milestone has been achieved, then the matter shall be submitted for resolution to the office of an impartial nationally recognized firm of independent certified public accountants, other than the Company’s accountants or the Collateral Agent’s accountants, which is mutually acceptable to the Collateral Agent and the Company (the “Independent Accountants”), who, acting as experts not arbitrators, shall resolve whether the Retail Cash Flow Milestone has been achieved. The Independent Accountants shall determine whether the Retail Cash Flow Milestone was achieved for the period covered by the Retail Cash Flow Milestone Statements as soon as practicable within thirty (30) days after their engagement, and their resolution shall be conclusive and binding upon the Company and the Holder.

(5)	If the Independent Accountants determine that the Company has achieved the Retail Cash Flow Milestone, then the Warrants issued hereunder shall be cancelled immediately and automatically, and without further action required by the Company, upon the Independent Accountants’ delivery of written notice to the Company and the Collateral Agent of such determination.

(6)	Any determination or agreement under Section 8.4(3) shall be binding on the Holder and the Warrants shall be deemed cancelled if the Collateral Agent agrees that the Company has achieved the Retail Cash Flow Milestone.

[End of Schedule “A”]

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APPENDIX “A”

INSTRUCTIONS TO HOLDERS

TO EXERCISE:

To exercise Warrants, the Holder must deliver to the Company (i) a completed and signed Warrant Exercise Form, attached as Appendix “B”, indicating the number shares to be acquired, (ii) the corresponding Warrant Certificate, and (iii) either (x) a certified cheque, bank draft or wire transfer payable to or to the order of the Company in payment of the purchase price of the number of shares subscribed for or (y) an indication on the Warrant Exercise Form that the Holder is electing net exercise under Section 4.1(b) of the Warrant Certificate.

TO TRANSFER:

To transfer Warrants, the Holder must complete, sign and deliver the Warrant Transfer Form, attached as Appendix “C” and deliver the corresponding Warrant Certificate to the Company. As a condition precedent to any such transfer of Warrants, the Holder must pay any transfer taxes or governmental or other charges arising in connection with the transfer and the Company may in its discretion require additional certificates, opinions and other documentation that evidences that the transfer is being completed in compliance with applicable laws.

To transfer Warrants, the Holder’s signature on the Warrant Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If forwarding any documents by mail, registered mail must be employed.

If the Warrant Exercise Form or Warrant Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

MedMen Enterprises Inc.

10115 Jefferson Blvd.

Culver City, California 90232

Attention: [●]

[End of Appendix “A”]

APPENDIX “B”

WARRANT EXERCISE FORM

TO:	MedMen Enterprises Inc.
10115 Jefferson Blvd.
Culver City, California 90232

Attention: [●]

The undersigned Holder of the within Warrants hereby subscribes for ____________ Class B Subordinate Voting Shares (the “Shares”) of MedMen Enterprises Inc. (the “Company”) pursuant to the within Warrants on the terms and price specified in the Warrants.

The Holder elects the following consideration for the exercise of the Warrants to purchase the Shares (check one):

☐	This subscription is accompanied by a certified cheque, bank draft, or wire transfer payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

☐	The Holder is electing to net exercise the Warrants for Shares under Section 4.1(b) of the Warrant Certificate pursuant to which the Holder is exercising the Warrants.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows (check one):

☐	(A) the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this exercise form in the United States; OR

☐

(B) the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States(a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

☐	(C) if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Company) or such other evidence reasonably satisfactory to the Company to the effect that with respect to the Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates or DRS statements representing Shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

(1)	the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(2)	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(3)	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

(4)	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering consummated under the Purchase Agreement, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Shares;

2

(5)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company;

(6)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned shall comply in connection therewith with all applicable laws and any applicable terms and conditions of the constating documents of the Company;

(7)	the Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(8)	the Company has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(9)	the certificates representing or other evidence of the Shares (and any certificates or other evidence issued in exchange or substitution for the Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

(10)	delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but a new certificate without such a legend will be made available to the undersigned upon provision by the undersigned of a declaration to the registrar and transfer agent (the “Transfer Agent”) of the Shares in the form attached as Appendix “D” to the Warrant Certificate (or in such other form as the Company may prescribe from time to time) and, if requested by the Company or the Transfer Agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the Transfer Agent, to the effect that such sale is being made in compliance with Rule 904 of Regulation S in circumstances where Rule 905 of Regulation S does not apply; and provided, further, that, if any Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legend may be removed by delivery to the Transfer Agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(11)	the financial statements of MedMen Enterprises Inc. have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

3

(12)	there may be material tax consequences to the undersigned of an acquisition or disposition of the Shares;

(13)	MedMen Enterprises Inc. is treated as a U.S. domestic corporation under Section 7874 of the Internal Revenue Code of 1986, as amended;

(14)	funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(15)	the Company is not obligated to remain a “foreign issuer”; and

(16)	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of the undersigned Holder and will be sent to the last address of the undersigned Holder appearing on the register maintained for the Warrants.

DATED this _________ day of  _____________ , 20 _______________.

In the presence of:

Name of Holder

Signature of Witness	Signature of Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

4

INSTRUCTIONS FOR SUBSCRIPTION

The name for the subscription must correspond in every particular with the name written upon the face of this Warrant Certificate without alteration. If the registration in respect of the certificates or DRS statements representing the Shares to be issued upon exercise of the Warrants differs from the registration of this Warrant Certificate the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this subscription is executed in the United States, or in accordance with industry standards.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

5

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of MEDMEN ENTERPRISES INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

(1)	Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the“U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

(2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

(3)	of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

(4)	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

(5)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

6

(6)	A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

(7)	Any director or executive officer of the Company; or

(8)	Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

[End of Appendix “B”]

7

APPENDIX “C”

WARRANT TRANSFER FORM

TO:	MedMen Enterprises Inc.
10115 Jefferson Blvd.
Culver City, California 90232

Attention: [●]

FOR VALUE RECEIVED, the undersigned holder (the “Transferor”) of the within Warrants hereby sells, assigns and transfers to __________________ (the “Transferee”), _____________ Warrants of MedMen Enterprises Inc. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints _____________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be re-issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that (check either A or B):

(A)

the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

(B)	the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

DATED this                  day of                             , 20         .

Signature of Warrant Holder	Signature Guaranteed

Name of Warrant Holder

Name and Title of Authorized Signatory for the Warrant Holder

2

INSTRUCTIONS FOR TRANSFER

The name of the Warrant Holder must correspond in every particular with the name of the person appearing on the face of this Warrant Certificate without alteration.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, this Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

The Warrants will only be transferable in accordance with applicable laws. The Warrants and the shares issuable upon exercise thereof have not been and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

[End of Appendix “C”]

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APPENDIX “D”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the shares of MedMen Enterprises Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the Class B Subordinate Voting Share in the capital of the Issuer represented by certificate number , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended(the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:  __________________________________

Signature of Individual (if Seller is an individual)

Authorized signatory signature (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory(please print)

Official capacity of authorized signatory (print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer  __________________(the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated ____________ , 20 , with regard to the sale, for such Seller’s account, of _____________ Class B Subordinate Voting Shares (the “Securities”) of the Issuer represented by certificate number _________________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

Per:
Authorized Signatory

[End of Appendix “D”]

2

APPENDIX “E”

CALCULATION OF RETAIL CASH FLOW MILESTONE

EXHIBIT C-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Holders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Securities Purchase Agreement dated as of April 23, 2019 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Agreement”), by and between MEDMEN ENTERPRISES INC., a company incorporated under the laws of the Province of British Columbia, MM CAN USA, INC., a California corporation, each other Credit Party thereto,[ ] ,[ ], [ ], [ ], and [ ].

Pursuant to the provisions of Section 11.12 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Note(s) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the relevant Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the relevant Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the relevant Borrower with a certificate of its non- U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the relevant Borrower, and (2) the undersigned shall have at all times furnished the relevant Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF HOLDER]

By:
Name:
Title:

Date:_________________, 20[ ]

EXHIBIT C-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Securities Purchase Agreement dated as of April 23, 2019 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Agreement”), by and between MEDMEN ENTERPRISES INC., a company incorporated under the laws of the Province of British Columbia, MM CAN USA, INC., a California corporation, each other Credit Party thereto, [ ], [ ], [ ], [ ], and [ ].

Pursuant to the provisions of Section 11.12 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the relevant Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the relevant Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Holder with a certificate of its non- U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Holder in writing, and (2) the undersigned shall have at all times furnished such Holder with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:_______, 20[ ]

EXHIBIT C-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Securities Purchase Agreement dated as of April 23, 2019 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Agreement”), by and between MEDMEN ENTERPRISES INC., a company incorporated under the laws of the Province of British Columbia, MM CAN USA, INC., a California corporation, each other Credit Party thereto, [ ], [ ], [ ], [ ], and [ ].

Pursuant to the provisions of Section 11.12 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of relevant Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the relevant Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Holder with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Holder and (2) the undersigned shall have at all times furnished such Holder with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:________ , 20[ ]

EXHIBIT C-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Holders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Securities Purchase Agreement dated as of April 23, 2019 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Agreement”), by and between MEDMEN ENTERPRISES INC., a company incorporated under the laws of the Province of British Columbia, MM CAN USA, INC., a California corporation, each other Credit Party thereto, [ ], [ ], [ ], [ ], and [ ].

Pursuant to the provisions of Section 11.12 of the Agreement, Note(s) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Note(s), (iii) with respect to the extension of credit pursuant to this Agreement or any other Operative Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the relevant Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the relevant Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the relevant Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the relevant Borrower, and (2) the undersigned shall have at all times furnished the relevant Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF HOLDER]

By:
Name:
Title:

Date:______, 20[ ]